                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund: FAM Variable Series Funds, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
     Officer, FAM Variable Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 -   Report to Stockholders

--------------------------------------------------------------------------------

       FAM VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
A Letter From the President
--------------------------------------------------------------------------------

DEAR SHAREHOLDER

  By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager--BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

  MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

  The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs--each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

  Most of MLIM's investment products--including mutual funds, separately managed accounts, annuities and variable insurance funds--eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

  As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

* $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.

--------------------------------------------------------------------------------

       MERCURY AMERICAN BALANCED V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund outperformed its benchmarks and its Lipper category average for the period, benefiting primarily from a favorable asset mix and strong returns in the equity portfolio.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Mercury American Balanced V.I. Fund's Class I Shares had a total return of +3.47%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +2.71%, the benchmark Lehman Brothers Aggregate Bond Index returned -.72%, and the Lipper Mixed-Asset Target Allocation Growth Funds (Variable Products) category had an average return of +1.58%. (Funds in this Lipper category maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.)

  While stock prices posted respectable gains for the six-month period ended June 30, 2006, it proved to be a tale of two quarters. The S&P 500 Index's gain of 4.21% in the first quarter of 2006 represented the best first calendar quarter performance since 1999. Improving global economic conditions, continued strong corporate profit growth and expectations for a cessation of interest rate increases by the Federal Reserve Board (the Fed) more than offset the negative effects of continued high energy prices and a slowdown in housing-related activities. In the second quarter of 2006, however, stock prices delivered their first negative quarterly return since the first quarter of 2005, with the S&P 500 Index down 1.44%. Fears that accelerating inflation might precipitate further interest rate hikes by the Fed, combined with accumulating evidence of a slowdown in consumer spending, led to increased investor uncertainty regarding the pace of economic and corporate earnings growth and the outlook for stock prices.

  For six months as a whole, the value style of investing continued to outpace the growth style of investing while smaller-capitalization companies outpaced their larger brethren. Still, all major style and capitalization categories produced positive returns. Toward period-end, however, in a reversal of prior trends, non-U.S. markets and smaller-capitalization companies underperformed, and technology stocks were particularly weak.

  The fixed income market reacted more cautiously to events over the past six months. Bond yields rose in reaction to fears of higher inflation, leading the benchmark Lehman Brothers Aggregate Bond Index to post a negative total return for the period.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  The Fund's asset allocation was favorable. Equities handsomely outperformed the S&P 500 Index while bonds underperformed their benchmark for the period. Within the equity portfolio, our underweight position and good stock selection in the information technology sector were the primary contributors to the outperformance. This was driven by double-digit returns from positions in CommScope, Inc., Cisco Systems, Inc. and Hewlett-Packard Co. and by having only a small position in Intel Corp., which declined more than 10% for the period. Good stock selection in the consumer discretionary sector further aided performance, led by a sharp advance in media company Comcast Corp. and double-digit gains from retailers Limited Brands and Office Depot, Inc. Our underweight position in the health care sector, one of only two market sectors with negative returns for the period, also favorably contributed to results, largely due to our avoidance of the poor-performing HMO and biotechnology companies. These areas of outperformance more than offset relative weakness in the telecommunications sector, the market's strongest sector in the period, where our underweight position detracted from results as merger-and-acquisition activity led the group higher. Our underweight position in the utilities sector also modestly impaired performance.

  Performance was mixed in the fixed income portfolio. Our strategy to position the portfolio in anticipation of a flattening yield curve benefited performance early in the period as short-term interest rates rose more than long-term interest rates, although this trend reversed as long-term rates trended higher beginning in March. The positive impact of our duration strategy, which involved removing some of our short bias, also was muted as interest rates rose along the curve. In terms of specific fixed income sectors, our slightly underweight position in corporate bonds and mortgages was a positive contributor to results, as was our overweight position in structured products, such as asset-backed securities and commercial mortgage-backed securities. Detracting from the total return was our exposure to Treasury Inflation Protected Securities.

--------------------------------------------------------------------------------

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We continued to adjust our holdings during the period in response to ongoing market volatility. Within the equity portfolio, we continued to moderate some of our pro-cyclical bias, reducing positions in a number of holdings that have benefited from strong economic tailwinds, such as United States Steel Corp., Office Depot, Inc. and Dover Corp. All of these names have performed well in 2006 with strong earnings results and double-digit equity returns. We also continued to reposition our technology holdings, adding to existing positions in Accenture Ltd. and Hewlett-Packard on recent weakness, reducing positions in CommScope, Microsoft Corp. and International Business Machines Corp., eliminating positions in Citrix Systems, Intel Corp. and Micron Technology, Inc. and introducing Sun Microsystems, Inc. and Juniper Networks, Inc. to the portfolio. Sun has spent the better part of five years reengineering its core product line and is now poised to regain market share and reverse a multiyear profit drought. We expect this broadened and refreshed product line to expand Sun's total served market opportunity to $50 billion and enable the company to achieve 7%-plus revenue growth over the next two years--three years, while also delivering higher average selling prices and gross margins. The stock appears attractively valued relative to its own history and its peer group average. Juniper declined 20% on the day of the company's fourth quarter earnings announcement, affording us an attractive buying opportunity. We believe the company is well positioned in the growing market for telecommunications network equipment while the sharp decline in the share price drove its valuation toward historical and peer group lows. We also cut back our holdings in Applied Materials, Inc. based on our expectation for a near-term peak in the company's pace of order activity.

  We further increased our position in reinsurance companies RenaissanceRe Holdings Ltd. and Endurance Specialty Holdings Ltd. amid evidence of strong pricing in the companies' primary property catastrophe market. We reduced our position in Raytheon Co. and eliminated Northrop Grumman Corp. from the portfolio on concerns about a slowing pace of defense budget growth and growing pressures on program pricing. We also reduced our position in a number of oil service stocks, such as Weatherford International Ltd. and GlobalSantaFe Corp., following sharp advances in response to accelerating oil field activity. In consumer staples, we sold our position in Sara Lee Corp. and reinvested the proceeds to expand existing positions in Unilever NV and Cadbury Schweppes Plc where we believe fundamental trends are more robust. Finally, we sold our position in Estee Lauder given the weakening U.S. retail environment and poor visibility on the company's restructuring efforts.

  Within the fixed income portfolio, we reduced exposure to spread product (those assets less correlated with Treasury issues, such as corporate bonds). With credit spreads very tight, the risk/reward profile of these assets had become less attractive. In March, the Treasury yield curve steepened by 20 basis points between the two-year and 30-year sectors. This was a dramatic one-month move considering the flatness of the curve, prompting us to increase our duration profile. By period-end, the overall duration of the fixed income portfolio was slightly longer than that of our benchmark.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At period-end, 70.1% of the Fund's net assets was invested in equities, 29.3% in fixed income securities and 0.6% in cash equivalents. This compares to 67.3% in equities, 30.1% in fixed income securities and 2.6% in cash equivalents at the end of December. We continue to anticipate a constructive environment for equities as we move through 2006 driven by steady economic growth, stability in interest rates and continued strong corporate earnings. However, we expect further short-term volatility as investors await some assurance that economic growth is slowing, inflationary pressures are moderating and the Fed is nearing the end of its monetary tightening initiatives. Therefore, we will be even more sensitive to valuations and downside risk considerations, looking to avoid those stocks or sectors where investor expectations may have become unrealistically high and where current valuations offer little room to accommodate any disappointments, while emphasizing those stocks or sectors that appear to offer better risk/reward profiles. Meanwhile, as the yield curve has flattened, bonds have become a relatively less attractive investment alternative. As always, we will continue to take full advantage of the Fund's flexibility as market conditions evolve.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

July 11, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +8.18%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         +3.80
--------------------------------------------------------------------------
Ten Years Ended 6/30/06                                          +5.65
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +8.10%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +8.30
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +8.10%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +8.30
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +3.47%         +8.18%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +3.39          +8.10
-----------------------------------------------------------------------------------------
Class III Shares*                                                +3.39          +8.10
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +2.71          +8.63
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                          -0.72          -0.81
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.
Past results shown should not be considered a representation of future performance.
S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2006 TO
                                                              JANUARY 1, 2006   JUNE 30, 2006     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,034.70           $4.16
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,033.90           $4.16
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,033.90           $4.16
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.81           $4.13
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.81           $4.13
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,020.81           $4.13
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.82% for Class I, .82% for Class II and .82% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .97% and 1.07%, the actual expenses paid would have been approximately $4.92 and $5.43, and the hypothetical expenses paid would have been approximately $4.89 and $5.39 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
ASSET MIX                                                     TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Common Stocks...............................................        67.7%
Corporate Bonds.............................................         7.3
Asset-Backed Securities.....................................         6.5
U.S. Government Agency Obligations..........................         6.2
Non-Government Agency Mortgaged-Backed Securities...........         4.2
Government Agency Mortgaged-Backed Securities...............         4.2
Foreign Government Obligations..............................         0.6
Preferred Securities........................................         0.4
Municipal Bonds.............................................         0.1
Other*......................................................         2.8
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments and options.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                       VALUE
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.8%                     24,500      Honeywell International, Inc. ..............    $   987,350
                                              12,500      Raytheon Co. ...............................        557,125
                                              15,000      United Technologies Corp. ..................        951,300
                                                                                                          -----------
                                                                                                            2,495,775
----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.6%                              7,500      Harley-Davidson, Inc. ......................        411,675
----------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.9%                               15,000      Anheuser-Busch Cos., Inc. ..................        683,850
                                              27,500      Coca-Cola Enterprises, Inc. ................        560,175
                                                                                                          -----------
                                                                                                            1,244,025
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--1.2%                       27,500      Masco Corp. ................................        815,100
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.9%                         25,000      Mellon Financial Corp. .....................        860,750
                                              16,500      Morgan Stanley..............................      1,042,965
                                                                                                          -----------
                                                                                                            1,903,715
----------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.2%                               20,000      E.I. du Pont de Nemours & Co. ..............        832,000
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--3.3%                        15,000      PNC Financial Services Group, Inc. .........      1,052,550
                                              17,000      Wells Fargo & Co. ..........................      1,140,360
                                                                                                          -----------
                                                                                                            2,192,910
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.5%                55,000      Cisco Systems, Inc.(h)......................      1,074,150
                                               4,500      CommScope, Inc.(h)..........................        141,390
                                              27,500      Juniper Networks, Inc.(h)...................        439,725
                                                                                                          -----------
                                                                                                            1,655,265
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.2%                 22,500      Hewlett-Packard Co. ........................        712,800
                                               7,500      International Business Machines Corp. ......        576,150
                                              46,000      Sun Microsystems, Inc.(h)...................        190,900
                                                                                                          -----------
                                                                                                            1,479,850
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.8%          21,500      Citigroup, Inc. ............................      1,037,160
                                              20,000      JPMorgan Chase & Co. .......................        840,000
                                                                                                          -----------
                                                                                                            1,877,160
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION                 25,000      Verizon Communications, Inc. ...............        837,250
SERVICES--1.2%
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.6%             10,000      GlobalSantaFe Corp. ........................        577,500
                                               6,000      Schlumberger Ltd. ..........................        390,660
                                              15,500      Weatherford International Ltd.(h)...........        769,110
                                                                                                          -----------
                                                                                                            1,737,270
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--4.7%                           23,000      Cadbury Schweppes Plc.......................        892,860
                                               8,500      General Mills, Inc. ........................        439,110
                                               3,750      Nestle SA Registered Shares.................      1,175,510
                                              27,000      Unilever NV(a)..............................        608,850
                                                                                                          -----------
                                                                                                            3,116,330
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &                       30,000      Baxter International, Inc. .................      1,102,800
SUPPLIES--1.7%
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                       12,000      AmerisourceBergen Corp. ....................        503,040
SERVICES--1.6%
                                              12,500      HCA, Inc. ..................................        539,375
                                                                                                          -----------
                                                                                                            1,042,415
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.4%           27,500      McDonald's Corp. ...........................        924,000
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.7%                      18,500      Kimberly-Clark Corp. .......................      1,141,450
----------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.3%                             30,000      Accenture Ltd. Class A......................        849,600
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                       VALUE
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--5.1%                 5,500      3M Co. .....................................    $   444,235
                                              32,500      General Electric Co. .......................      1,071,200
                                              11,500      Textron, Inc. ..............................      1,060,070
                                              30,000      Tyco International Ltd. ....................        825,000
                                                                                                          -----------
                                                                                                            3,400,505
----------------------------------------------------------------------------------------------------------------------
INSURANCE--6.4%                               20,000      ACE Ltd. ...................................      1,011,800
                                              15,000      American International Group, Inc. .........        885,750
                                              15,000      Endurance Specialty Holdings Ltd. ..........        480,000
                                              20,000      Genworth Financial, Inc. Class A............        696,800
                                              10,000      Prudential Financial, Inc. .................        777,000
                                               8,000      RenaissanceRe Holdings Ltd. ................        387,680
                                                                                                          -----------
                                                                                                            4,239,030
----------------------------------------------------------------------------------------------------------------------
MACHINERY--1.1%                               15,000      Dover Corp. ................................        741,450
----------------------------------------------------------------------------------------------------------------------
MEDIA--2.6%                                    9,250      CBS Corp. Class B...........................        250,213
                                              15,000      Comcast Corp. Special Class A(h) ...........        491,700
                                              28,700      Interpublic Group of Cos., Inc.(h) .........        239,645
                                               7,750      Viacom, Inc. Class B(h).....................        277,760
                                              15,000      Walt Disney Co. ............................        450,000
                                                                                                          -----------
                                                                                                            1,709,318
----------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.2%                         19,500      Alcoa, Inc. ................................        631,020
                                               2,000      United States Steel Corp. ..................        140,240
                                                                                                          -----------
                                                                                                              771,260
----------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--5.6%             15,000      Devon Energy Corp. .........................        906,150
                                              15,500      EnCana Corp. ...............................        815,920
                                               7,500      Exxon Mobil Corp. ..........................        460,125
                                              20,000      Murphy Oil Corp. ...........................      1,117,200
                                               6,000      Total SA(a).................................        393,120
                                                                                                          -----------
                                                                                                            3,692,515
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--1.6%                 25,000      International Paper Co. ....................        807,500
                                               4,500      Weyerhaeuser Co. ...........................        280,125
                                                                                                          -----------
                                                                                                            1,087,625
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.5%                         12,500      GlaxoSmithKline Plc(a)......................        697,500
                                              29,000      Schering-Plough Corp. ......................        551,870
                                              24,000      Wyeth.......................................      1,065,840
                                                                                                          -----------
                                                                                                            2,315,210
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR                20,000      Applied Materials, Inc. ....................        325,600
EQUIPMENT--1.0%
                                              14,000      Intersil Corp. Class A......................        325,500
                                                                                                          -----------
                                                                                                              651,100
----------------------------------------------------------------------------------------------------------------------
SOFTWARE--1.9%                                 6,000      Electronic Arts, Inc.(h)....................        258,240
                                              20,000      Microsoft Corp. ............................        466,000
                                              35,000      Symantec Corp.(h) ..........................        543,900
                                                                                                          -----------
                                                                                                            1,268,140
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.5%                        30,000      Limited Brands..............................        767,700
                                               6,000      Office Depot, Inc.(h).......................        228,000
                                                                                                          -----------
                                                                                                              995,700
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS
                                                          (COST--$40,041,953)--70.1%..................     46,530,443
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                      PREFERRED SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                                FACE
INDUSTRY                                      AMOUNT                     CAPITAL TRUSTS                      VALUE
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.2%                 USD    30,000      BAC Capital Trust VI, 5.625% due 3/08/2035..    $    25,709
                                             100,000      HSBC Finance Capital Trust IX, 5.911% due
                                                            11/30/2035(c).............................         95,431
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL CAPITAL TRUSTS
                                                          (COST--$130,662)--0.2%......................        121,140
----------------------------------------------------------------------------------------------------------------------
                                              SHARES
                                                HELD                    PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.0%                         500      Duquesne Light Co., 6.50%...................         25,050
----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.2%               1,900      Fannie Mae, 7%..............................        102,006
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL PREFERRED STOCKS
                                                          (COST--$130,688)--0.2%......................        127,056
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL PREFERRED SECURITIES
                                                          (COST--$261,350)--0.4%......................        248,196
----------------------------------------------------------------------------------------------------------------------
                                                                    FIXED INCOME SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                                FACE
                                              AMOUNT                    CORPORATE BONDS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.2%              USD    80,000      Goodrich Corp., 6.29% due 7/01/2016(b)......         79,527
                                              30,000      Honeywell International, Inc., 5.70% due
                                                            3/15/2036.................................         28,049
                                               5,000      Raytheon Co., 8.30% due 3/01/2010...........          5,398
                                                                                                          -----------
                                                                                                              112,974
----------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                                23,771      American Airlines, Inc. Series 2003-1,
                                                            3.857% due 1/09/2012......................         22,464
----------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.1%
                                                          Anheuser-Busch Cos., Inc.:
                                              16,000        5.95% due 1/15/2033.......................         15,502
                                              25,000        5.75% due 4/01/2036.......................         23,445
                                                                                                          -----------
                                                                                                               38,947
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.6%                         70,000      Credit Suisse First Boston USA, Inc., 4.70%
                                                            due 6/01/2009.............................         68,142
                                              40,000      FBG Finance Ltd., 5.875% due 6/15/2035(b)...         34,984
                                                          Goldman Sachs Group, Inc.:
                                             120,000        5.70% due 9/01/2012.......................        118,835
                                              65,000        5.25% due 10/15/2013......................         62,282
                                              37,000      Jefferies Group, Inc., 6.25% due
                                                            1/15/2036.................................         33,768
                                              60,000      Morgan Stanley, 5.30% due 3/01/2013.........         58,035
                                                                                                          -----------
                                                                                                              376,046
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.3%                        55,000      Barclays Bank Plc, 8.55%(b)(c)(g)...........         60,649
                                              50,000      Corporacion Andina de Fomento, 6.875% due
                                                            3/15/2012.................................         52,300
                                              15,000      Hudson United Bancorp, 8.20% due
                                                            9/15/2006.................................         15,064
                                                          PNC Funding Corp.:
                                              45,000        6.125% due 2/15/2009......................         45,463
                                              20,000        5.25% due 11/15/2015......................         18,945
                                              25,000      Popular North America, Inc., 3.875% due
                                                            10/01/2008................................         23,919
                                                                                                          -----------
                                                                                                              216,340
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.1%                55,000      Cisco Systems, Inc., 5.50% due 2/22/2016....         52,812
                                              15,000      Harris Corp., 5% due 10/01/2015.............         13,737
                                                                                                          -----------
                                                                                                               66,549
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                      VALUE
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%          USD    40,000      International Business Machines Corp.,
                                                            5.875% due 11/29/2032.....................    $    38,269
----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%                       165,000      HSBC Finance Corp., 6.50% due 11/15/2008....        167,916
                                              30,000      MBNA Corp., 4.625% due 9/15/2008............         29,372
                                                                                                          -----------
                                                                                                              197,288
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.3%          65,000      Bank of America Corp., 4.875% due
                                                            9/15/2012.................................         61,930
                                              25,000      CIT Group, Inc., 6% due 4/01/2036...........         22,910
                                                          Citigroup, Inc.:
                                              90,000        5.625% due 8/27/2012......................         88,922
                                              30,000        5.85% due 12/11/2034......................         28,261
                                              85,000      General Electric Capital Corp., 6.75% due
                                                            3/15/2032.................................         90,731
                                                          JPMorgan Chase & Co.:
                                              60,000        5.75% due 1/02/2013.......................         59,392
                                              25,000        4.891% due 9/01/2015(c)...................         24,072
                                             500,000      Sigma Finance Corp., 5.499% due
                                                            3/31/2014(c)(d)...........................        500,971
                                                                                                          -----------
                                                                                                              877,189
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION                 35,000      BellSouth Corp., 6% due 11/15/2034..........         31,102
SERVICES--0.4%                                25,000      Deutsche Telekom International Finance BV,
                                                            8.25% due 6/15/2030.......................         28,864
                                              50,000      GTE Corp., 6.84% due 4/15/2018..............         50,887
                                              45,000      SBC Communications, Inc., 6.45% due
                                                            6/15/2034.................................         42,775
                                              50,000      TELUS Corp., 7.50% due 6/01/2007............         50,732
                                              35,000      Telecom Italia Capital SA, 6% due
                                                            9/30/2034.................................         30,220
                                                                                                          -----------
                                                                                                              234,580
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.5%                      50,000      AEP Texas Central Co. Series D, 5.50% due
                                                            2/15/2013.................................         48,256
                                                          Florida Power & Light Co.:
                                              25,000        5.40% due 9/01/2035.......................         22,166
                                              25,000        5.65% due 2/01/2037.......................         22,968
                                              15,000      Jersey Central Power & Light, 6.40% due
                                                            5/15/2036(b)..............................         14,765
                                              30,000      Progress Energy, Inc., 5.625% due
                                                            1/15/2016.................................         28,671
                                              40,000      Public Service Co. of New Mexico, 4.40% due
                                                            9/15/2008.................................         38,790
                                              40,000      SPI Electricity & Gas Australia Holdings Pty
                                                            Ltd., 6.15% due 11/15/2013(b).............         39,789
                                              40,000      Sierra Pacific Power Co., 6% due
                                                            5/15/2016(b)..............................         38,030
                                              36,000      Southern California Edison Co., 5.625% due
                                                            2/01/2036.................................         32,451
                                              30,000      Westar Energy, Inc., 6% due 7/01/2014.......         29,702
                                                                                                          -----------
                                                                                                              315,588
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.0%             25,000      Weatherford International Ltd., 5.50% due
                                                            2/15/2016.................................         23,850
----------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.1%                35,000      Wal-Mart Stores, Inc., 5.25% due
                                                            9/01/2035.................................         30,538
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.1%                           55,000      Cadbury Schweppes US Finance LLC, 3.875% due
                                                            10/01/2008(b).............................         52,734
                                              40,000      Tyson Foods, Inc., 6.60% due 4/01/2016......         39,098
                                                                                                          -----------
                                                                                                               91,832
----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.1%                           40,000      Panhandle Eastern Pipe Line Series B, 2.75%
                                                            due 3/15/2007.............................         39,148
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                      VALUE
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                USD    25,000      UnitedHealth Group, Inc., 5.80% due
SERVICES--0.1%                                              3/15/2036.................................    $    22,377
                                              40,000      WellPoint, Inc., 5.85% due 1/15/2036........         35,743
                                                                                                          -----------
                                                                                                               58,120
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.1%           25,000      Harrah's Operating Co., Inc., 5.625% due
                                                            6/01/2015.................................         23,123
                                              55,000      Royal Caribbean Cruises Ltd., 7% due
                                                            6/15/2013.................................         54,501
                                                                                                          -----------
                                                                                                               77,624
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.0%                       5,000      KB Home, 5.875% due 1/15/2015...............          4,361
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.1%                 5,000      General Electric Co., 5% due 2/01/2013......          4,789
                                              40,000      Hutchison Whampoa International Ltd., 7.45%
                                                            due 11/24/2033(b).........................         42,282
                                                                                                          -----------
                                                                                                               47,071
----------------------------------------------------------------------------------------------------------------------
INSURANCE--0.5%                               45,000      AON Corp., 6.95% due 1/15/2007..............         45,227
                                              50,000      Fund American Cos., Inc., 5.875% due
                                                            5/15/2013.................................         47,975
                                              80,000      Montpelier Re Holdings Ltd., 6.125% due
                                                            8/15/2013.................................         74,244
                                              60,000      NLV Financial Corp., 7.50% due
                                                            8/15/2033(b)..............................         60,964
                                              15,000      Prudential Financial, Inc., 4.104% due
                                                            11/15/2006................................         14,926
                                              80,000      Prudential Holdings LLC, 8.695% due
                                                            12/18/2023(b).............................         94,979
                                                                                                          -----------
                                                                                                              338,315
----------------------------------------------------------------------------------------------------------------------
MEDIA--0.5%                                   25,000      Clear Channel Communications, Inc., 5.50%
                                                            due 9/15/2014.............................         22,633
                                              50,000      Comcast Corp., 5.85% due 1/15/2010..........         49,952
                                              30,000      Cox Communications, Inc., 7.125% due
                                                            10/01/2012................................         31,030
                                              25,000      Media General, Inc., 6.95% due 9/01/2006....         25,021
                                                          News America, Inc.:
                                              40,000        6.40% due 12/15/2035......................         36,996
                                              85,000        6.75% due 1/09/2038.......................         86,255
                                              85,000      Time Warner Companies, Inc., 9.125% due
                                                            1/15/2013.................................         97,200
                                                                                                          -----------
                                                                                                              349,087
----------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.0%                         25,000      Alcan, Inc., 5.75% due 6/01/2035............         22,419
----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.1%                         10,000      Ameren Corp., 4.263% due 5/15/2007..........          9,867
                                              25,000      Consolidated Edison Co. of New York, 5.85%
                                                            due 3/15/2036.............................         23,245
                                              25,000      Puget Energy, Inc., 5.483% due 6/01/2035....         21,418
                                              20,000      Xcel Energy, Inc., 6.50% due 7/01/2036......         19,615
                                                                                                          -----------
                                                                                                               74,145
----------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%                      80,000      Xerox Corp., 6.40% due 3/15/2016............         75,500
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                      VALUE
----------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--0.8%      USD    25,000      Colonial Pipeline Co., 7.63% due
                                                            4/15/2032.................................    $    29,864
                                              30,000      Consolidated Natural Gas Co., 5% due
                                                            12/01/2014................................         27,596
                                              35,000      Enterprise Products Operating LP Series B,
                                                            5.75% due 3/01/2035.......................         29,692
                                              86,000      Kern River Funding Corp., 4.893% due
                                                            4/30/2018(b)..............................         80,919
                                              60,000      Motiva Enterprises LLC, 5.20% due
                                                            9/15/2012(b)..............................         58,355
                                              45,000      Northwest Pipeline Corp., 7% due
                                                            6/15/2016(b)..............................         44,719
                                             150,000      Pemex Project Funding Master Trust, 6.629%
                                                            due 6/15/2010(b)(c).......................        153,150
                                              40,000      Petro-Canada, 5.95% due 5/15/2035...........         36,571
                                              30,000      Talisman Energy, Inc., 5.85% due
                                                            2/01/2037.................................         26,457
                                              50,000      Texas Gas Transmission Corp., 4.60% due
                                                            6/01/2015.................................         44,872
                                              35,000      XTO Energy, Inc., 6.10% due 4/01/2036.......         31,680
                                                                                                          -----------
                                                                                                              563,875
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.1%                 55,000      Celulosa Arauco y Constitucion SA, 8.625%
                                                            due 8/15/2010.............................         59,870
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%                          5,000      Eli Lilly & Co., 7.125% due 6/01/2025.......          5,539
                                              40,000      Wyeth, 6% due 2/15/2036.....................         37,284
                                                                                                          -----------
                                                                                                               42,823
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS
(REITS)--0.2%
                                                          Developers Diversified Realty Corp.:
                                              20,000        6.625% due 1/15/2008......................         20,211
                                              25,000        5.375% due 10/15/2012.....................         24,025
                                              18,000        5.50% due 5/01/2015.......................         16,948
                                              40,000      Highwoods Properties, Inc., 7% due
                                                            12/01/2006................................         40,114
                                              45,000      Westfield Capital Corp. Ltd., 5.125% due
                                                            11/15/2014(b).............................         42,187
                                                                                                          -----------
                                                                                                              143,485
----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.2%                             85,000      BNSF Funding Trust I, 6.613% due
                                                            12/15/2055(c).............................         79,790
                                                          Canadian National Railway Co.:
                                              20,000        6.90% due 7/15/2028.......................         21,596
                                              20,000        6.20% due 6/01/2036.......................         19,947
                                              30,000      Norfolk Southern Corp., 7.05% due
                                                            5/01/2037.................................         32,783
                                                                                                          -----------
                                                                                                              154,116
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR               165,000      International Rectifier Corp., 4.25% due
EQUIPMENT--0.2%                                             7/15/2007(i)..............................        162,113
----------------------------------------------------------------------------------------------------------------------
SOFTWARE--0.1%                                70,000      Oracle Corp. and Ozark Holding, Inc., 5.25%
                                                            due 1/15/2016.............................         65,556
----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.1%              50,000      Countrywide Financial Corp., 6.25% due
                                                            5/15/2016.................................         49,007
----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION                     5,000      AT&T Wireless Services, Inc., 8.75% due
SERVICES--0.1%                                              3/01/2031.................................          6,130
                                              35,000      Sprint Capital Corp., 8.75% due 3/15/2032...         42,207
                                                                                                          -----------
                                                                                                               48,337
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL CORPORATE BONDS
                                                          (COST--$5,226,906)--7.6%....................      5,017,426
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
                                              AMOUNT             FOREIGN GOVERNMENT OBLIGATIONS              VALUE
----------------------------------------------------------------------------------------------------------------------
                                       EUR   260,000      Bundesobligation Series 143, 3.50% due
                                                            10/10/2008................................    $   331,449
                                                          Mexico Government International Bond:
                                       USD    65,000        9.875% due 2/01/2010......................         73,125
                                              15,000        6.375% due 1/16/2013......................         15,037
                                              25,000        5.875% due 1/15/2014......................         24,250
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                                          (COST--$434,656)--0.7%......................        443,861
----------------------------------------------------------------------------------------------------------------------
STATE                                                                   MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------------------------
TEXAS--0.1%                                   55,000      Dallas, Texas, General Obligation, Series C,
                                                            5.25% due 2/15/2024.......................         54,771
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL MUNICIPAL BONDS
                                                          (COST--$55,000)--0.1%.......................         54,771
----------------------------------------------------------------------------------------------------------------------
                                                                    ASSET-BACKED SECURITIES+
----------------------------------------------------------------------------------------------------------------------
                                                          ACE Securities Corp.(c):
                                             100,000        Series 2005-ASP1 Class M1, 6.003% due
                                                            9/25/2035.................................        100,799
                                             200,000        Series 2005-HE6 Class A2B, 5.523% due
                                                            10/25/2035................................        200,094
                                             100,000      Ameriquest Mortgage Securities, Inc. Series
                                                            2003-7 Class M1, 6.173% due
                                                            8/25/2033(c)..............................        101,078
                                              63,028      Argent Securities, Inc. Series 2004-W11
                                                            Class A3, 5.683% due 11/25/2034(c)........         63,070
                                                          Bear Stearns Asset Backed Securities,
                                                            Inc.(c):
                                              47,902        Series 2004-HE9 Class 1A2, 5.693% due
                                                            3/25/2032.................................         47,946
                                             151,821        Series 2005-4 Class A, 5.653% due
                                                            1/25/2036.................................        151,884
                                             200,000        Series 2005-HE10 Class A2, 5.613% due
                                                            8/25/2035.................................        200,617
                                             100,000        Series 2005-SD1 Class 1A2, 5.623% due
                                                            7/25/2027.................................        100,272
                                                          Countrywide Asset-Backed Certificates(c):
                                              52,333        Series 2004-5 Class A, 5.773% due
                                                            10/25/2034................................         52,748
                                              50,000        Series 2004-13 Class AF4, 4.583% due
                                                            1/25/2033.................................         49,296
                                              50,000        Series 2004-13 Class MF1, 5.071% due
                                                            12/25/2034................................         48,617
                                             100,000      Credit-Based Asset Servicing and
                                                            Securitization Series 2005-CB2 Class AV2,
                                                            5.523% due 4/25/2036(c)                           100,044
                                                          First Franklin Mortgage Loan Asset Backed
                                                            Certificates(c):
                                               6,682        Series 2003-FF5 Class A2, 5.731% due
                                                            3/25/2034.................................          6,661
                                             398,028        Series 2004-FF10 Class A2, 5.723% due
                                                            12/25/2032................................        398,995
                                             175,070        Series 2005-FF10 Class A6, 5.673% due
                                                            11/25/2035................................        175,227
                                                          Home Equity Asset Trust Series(c):
                                             148,142        2005-1 Class A2, 5.603% due 5/25/2035.....        148,406
                                              51,555        2005-3 Class 1A2, 5.573% due 8/25/2035....         51,579
                                              82,926      Irwin Home Equity Series 2005-C Class 1A1,
                                                            5.583% due 4/25/2030(c)...................         82,951
                                             300,000      MBNA Credit Card Master Note Trust Series
                                                            2001-C3 Class C3, 6.55% due 12/15/2008....        300,163

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
                                              AMOUNT                ASSET-BACKED SECURITIES+                 VALUE
----------------------------------------------------------------------------------------------------------------------
                                                          Morgan Stanley ABS Capital I, Inc.(c):
                                       USD   130,426        Series 2005-HE1 Class A2MZ, 5.623% due
                                                            12/25/2034................................    $   130,716
                                              42,828        Series 2005-NC2 Class A1MZ, 5.573% due
                                                            3/25/2035.................................         42,850
                                              43,407        Series 2005-NC2 Class A2MZ, 5.573% due
                                                            3/25/2035.................................         43,430
                                                          New Century Home Equity Loan Trust(c):
                                             182,178        Series 2004-3 Class A3, 5.713% due
                                                            11/25/2034................................        182,437
                                             113,475        Series 2005-2 Class A2MZ, 5.583% due
                                                            6/25/2035.................................        113,637
                                              25,000      Option One Mortgage Loan Trust Series 2005-1
                                                            Class M5, 6.573% due 2/25/2035(c).........         25,238
                                                          Park Place Securities, Inc. Series
                                                            2005-WCH1(c):
                                              41,803        Class A1B, 5.623% due 1/25/2035...........         41,873
                                              39,038        Class A3D, 5.663% due 1/25/2035...........         39,103
                                              30,000      Popular ABS Mortgage Pass-Through Trust
                                                            Series 2005-1 Class M2, 5.507% due
                                                            5/25/2035.................................         28,806
                                             154,208      RAAC Series 2005-SP2 Class 2A, 5.623% due
                                                            6/25/2044(c)..............................        154,332
                                                          Residential Asset Mortgage Products,
                                                            Inc.(c):
                                             150,000        Series 2004-RS11 Class A2, 5.593% due
                                                            12/25/2033................................        150,348
                                             100,000        Series 2005-RS3 Class AI2, 5.493% due
                                                            3/25/2035.................................        100,233
                                             200,000      Soundview Home Equity Loan Trust Series
                                                            2005-OPT3 Class A4, 5.623% due
                                                            11/25/2035(c).............................        200,464
                                                          Structured Asset Investment Loan Trust(c):
                                             150,000        Series 2003-BC6 Class M1, 6.073% due
                                                            7/25/2033.................................        150,871
                                             150,000        Series 2003-BC7 Class M1, 6.073% due
                                                            7/25/2033.................................        150,690
                                             100,000        Series 2004-8 Class M4, 6.323% due
                                                            9/25/2034.................................        100,648
                                              57,690      Structured Asset Securities Corp., Series
                                                            2004-23XS Class 2A1, 4.55% due
                                                            1/25/2035(c)..............................         56,618
                                             366,195      Wells Fargo Home Equity Trust Series 2004-2
                                                            Class A32, 5.663% due 2/25/2032(c)........        366,945
                                              20,063      Whole Auto Loan Trust Series 2004-1 Class D,
                                                            5.60% due 3/15/2011.......................         19,977
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL ASSET-BACKED SECURITIES
                                                          (COST--$4,491,368)--6.7%....................      4,479,663
----------------------------------------------------------------------------------------------------------------------
                                                                     NON-GOVERNMENT AGENCY
                                                                  MORTGAGE-BACKED SECURITIES+
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE                      106,743      Impac Secured Assets CMN Owner Trust Series
OBLIGATIONS--1.2%                                           2004-3 Class 1A4, 5.723% due
                                                            11/25/2034(c).............................        107,255
                                             174,596      JPMorgan Mortgage Trust Series 2005-A2 Class
                                                            4A1, 5.209% due 4/25/2035(c)..............        167,585
                                             142,794      Morgan Stanley Mortgage Loan Trust Series
                                                            2006-3AR Class 2A3, 5.912% due
                                                            3/25/2036(c)..............................        142,349
                                             210,644      Residential Accredit Loans, Inc. Series
                                                            2005-QS12 Class A8, 5.50% due
                                                            8/25/2035(c)..............................        210,807

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                 NON-GOVERNMENT AGENCY
                                              AMOUNT              MORTGAGE-BACKED SECURITIES+                VALUE
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
(CONCLUDED)
                                                          Structured Asset Securities Corp.(c):
                                       USD    54,093        Series 2005-GEL2 Class A, 5.603% due
                                                            4/25/2035.................................    $    54,122
                                              89,191        Series 2005-OPT1 Class A4M, 5.673% due
                                                            11/25/2035................................         89,235
                                              49,898      Washington Mutual Series 2005-AR2 Class B4,
                                                            6.223% due 1/25/2045(c)...................         49,735
                                                                                                          -----------
                                                                                                              821,088
----------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED                   250,000      Banc of America Commercial Mortgage, Inc.
SECURITIES--3.1%                                            Series 2006-2 Class A4, 5.741% due
                                                            5/10/2045(c)..............................        248,542
                                              50,000      Bear Stearns Commercial Mortgage Security
                                                            Series 2002-FL1A Class D, 5.796% due
                                                            8/03/2014(c)..............................         50,000
                                             250,000      Credit Suisse Mortgage Capital Certificates
                                                            Series 2006-C3 Class A3, 5.828% due
                                                            6/15/2038(c)..............................        249,950
                                             400,000      GMAC Commercial Mortgage Securities, Inc.
                                                            Series 2004-C3 Class AAB, 4.702% due
                                                            12/10/2041................................        376,276
                                             150,000      GS Mortgage Securities Corp. II Series
                                                            2006-GG6 Class A2, 5.506% due
                                                            4/10/2038(c)..............................        148,504
                                                          Greenwich Capital Commercial Funding Corp.
                                                            Class A4:
                                             170,000        Series 2004-GG1, 4.755% due 6/10/2036.....        163,888
                                             150,000        Series 2006-GG7, 6.11% due 6/10/2016......        150,174
                                                          JPMorgan Chase Commercial Mortgage
                                                            Securities Corp.(c):
                                             250,000        Series 2006-CB15 Class A4, 5.814% due
                                                            6/12/2043.................................        248,098
                                             250,000        Series 2006-LDP7 Class A4, 5.876% due
                                                            4/15/2045.................................        249,625
                                             150,000      LB-UBS Commercial Mortgage Trust Series
                                                            2005-C3 Class A5, 4.739% due 7/15/2030....        138,358
                                               1,295      NationsLink Funding Corp. Series 1999-2
                                                            Class A3, 7.181% due 6/20/2031............          1,293
                                                                                                          -----------
                                                                                                            2,024,708
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL NON-GOVERNMENT AGENCY
                                                          MORTGAGE-BACKED SECURITIES
                                                          (COST--$2,903,369)--4.3%....................      2,845,796
----------------------------------------------------------------------------------------------------------------------
                                                                       GOVERNMENT AGENCY
                                                                  MORTGAGE-BACKED OBLIGATIONS+
----------------------------------------------------------------------------------------------------------------------
                                                          Fannie Mae Guaranteed Pass-Through
                                                            Certificates:
                                           1,292,000        5.50% due 7/15/2036(j)....................      1,240,723
                                              82,317        6% due 9/01/2035..........................         81,273
                                             108,321        6.50% due 7/01/2032.......................        109,309
                                                          Freddie Mac Mortgage Participation
                                                            Certificates:
                                           1,098,920        5% due 7/15/2036(j).......................      1,026,117
                                             101,224        5.50% due 9/01/2019.......................         99,380
                                             109,420        5.50% due 6/01/2035.......................        105,166
                                             170,640        6% due 6/01/2035..........................        168,114
                                              14,151        7% due 12/01/2031.........................         14,504
                                              42,548        7% due 7/01/2032..........................         43,602
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL GOVERNMENT AGENCY
                                                          MORTGAGE-BACKED OBLIGATIONS
                                                          (COST--$2,934,327)--4.3%....................      2,888,188
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
                                              AMOUNT          U.S. GOVERNMENT & AGENCY OBLIGATIONS           VALUE
----------------------------------------------------------------------------------------------------------------------
                                                          Fannie Mae:
                                       USD   270,000        4% due 2/28/2007..........................    $   267,297
                                             220,000        7.125% due 1/15/2030......................        262,774
                                             150,000      Federal Home Loan Bank System, 2.75% due
                                                            11/15/2006................................        148,533
                                                          U.S. Treasury Bonds:
                                              30,000        7.50% due 11/15/2016......................         35,484
                                              20,000        8.125% due 8/15/2019......................         25,320
                                              60,000        7.25% due 8/15/2022(e)....................         72,389
                                              10,000        6.25% due 8/15/2023.......................         11,029
                                              10,000        6.625% due 2/15/2027......................         11,644
                                             504,000        5.375% due 2/15/2031......................        512,702
                                                          U.S. Treasury Inflation Indexed Bonds:
                                             163,365        3.875% due 1/15/2009......................        169,211
                                             144,678        3.50% due 1/15/2011.......................        151,329
                                             316,494        1.625% due 1/15/2015......................        295,044
                                                          U.S. Treasury Notes:
                                             650,000        4% due 8/31/2007..........................        640,834
                                               5,000        4.375% due 1/31/2008......................          4,938
                                              10,000        3.75% due 5/15/2008.......................          9,747
                                              65,000        4.50% due 2/15/2009.......................         63,972
                                              50,000        4.875% due 5/15/2009......................         49,660
                                              10,000        3.875% due 5/15/2010......................          9,570
                                              30,000        3.625% due 6/15/2010......................         28,438
                                               5,000        4.25% due 10/15/2010......................          4,839
                                             550,000        4.25% due 1/15/2011.......................        531,072
                                             100,000        4.50% due 2/28/2011.......................         97,508
                                             125,000        4.875% due 4/30/2011......................        123,726
                                             580,000        4.50% due 11/15/2015......................        552,450
                                             135,000        4.50% due 2/15/2016.......................        128,440
                                              60,000        5.125% due 5/15/2016......................         59,930
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                          (COST--$4,318,097)--6.4%....................      4,267,880
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES
                                                          (COST--$20,363,723)--30.1%..................     19,997,585
----------------------------------------------------------------------------------------------------------------------
                                          BENEFICIAL
                                            INTEREST                 SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                       USD 1,918,343      Merrill Lynch Liquidity Series, LLC Cash
                                                            Sweep Series I, 4.78%(f)(k)...............      1,918,343
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM SECURITIES
                                                          (COST--$1,918,343)--2.9%....................      1,918,343
----------------------------------------------------------------------------------------------------------------------
                                           NUMBER OF
                                           CONTRACTS                   OPTIONS PURCHASED
----------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED                            11      U.S. Treasury Note, Expiring August 2006 at
                                                            USD 106...................................          2,922
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL OPTIONS PURCHASED
                                                          (PREMIUMS PAID--$5,706)--0.0%...............          2,922
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$62,591,075)--103.5%.................     68,697,489
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                           NUMBER OF
                                           CONTRACTS                    OPTIONS WRITTEN                      VALUE
----------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN                               11      U.S. Treasury Note, Expiring August 2006 at
                                                            USD 104...................................    $    (3,953)
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL OPTIONS WRITTEN
                                                          (PREMIUMS RECEIVED--$5,638)--0.0%...........         (3,953)
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                          (COST--$62,585,437*)--103.5%................     68,693,536
                                                          LIABILITIES IN EXCESS OF OTHER
                                                            ASSETS--(3.5%)............................     (2,305,668)
                                                                                                          -----------
                                                          NET ASSETS--100.0%..........................    $66,387,868
                                                                                                          ===========
----------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $63,132,832
                                                               ===========
Gross unrealized appreciation...............................   $ 9,362,128
Gross unrealized depreciation...............................    (3,801,424)
                                                               -----------
Net unrealized appreciation.................................   $ 5,560,704
                                                               ===========

+ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

(a)  Depositary receipts.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c)  Floating rate note.

(d) Restricted security as to resale, representing 0.8% of net assets were as follows:

-----------------------------------------------------------------------------------------------
                                                              ACQUISITION
ISSUE                                                            DATE         COST      VALUE
-----------------------------------------------------------------------------------------------
Sigma Finance Corp., 5.499% due 3/31/2014...................   3/26/2004    $500,000   $500,971
-----------------------------------------------------------------------------------------------

(e) All or a portion of security held as collateral in connection with open financial futures contracts.

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-----------------------------------------------------------------------------------
                                                                  NET      INTEREST
AFFILIATE                                                      ACTIVITY     INCOME
-----------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(11,661)   $43,720
-----------------------------------------------------------------------------------

(g)  The security is a perpetual bond and has no stated maturity date.

(h)  Non-income producing security.

(i)  Convertible security.

(j) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(k)  Represents the current yield as of 6/30/2006.

 - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

 -   Financial futures contracts purchased as of June 30, 2006 were as follows:

----------------------------------------------------------------------------------
NUMBER OF                                EXPIRATION       FACE        UNREALIZED
CONTRACTS            ISSUE                  DATE         VALUE       DEPRECIATION
----------------------------------------------------------------------------------
   11      5-Year U.S. Treasury Note   September 2006  $1,141,879      $(4,410)
----------------------------------------------------------------------------------

-   Currency Abbreviations:

EUR   Euro
USD   U.S. Dollar

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

-   Financial futures contracts sold as of June 30, 2006 were as follows:

----------------------------------------------------------------------------------
                                                                      UNREALIZED
NUMBER OF                                EXPIRATION       FACE       APPRECIATION
CONTRACTS            ISSUE                  DATE         VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------
    3      2-Year U.S. Treasury Note   September 2006  $  610,397      $ 2,053
   38      10-Year U.S. Treasury Note  September 2006  $3,983,935         (721)
----------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION--NET                                     $ 1,332
                                                                       =======
----------------------------------------------------------------------------------

- Swap contracts outstanding as of June 30, 2006 were as follows:

-----------------------------------------------------------------------------------------
                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.13%
Broker, Lehman Brothers Special Finance
Expires August 2006.........................................  $1,100,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.025%
Broker, UBS Warburg
Expires September 2006......................................  $1,600,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.025%
Broker, UBS Warburg
Expires September 2006......................................  $1,800,000            --
Receive (pay) a variable return based on the change in the
since inception return of the U.S. Agency Index and pay a
floating rate based on 1-month LIBOR minus 0.05%
Broker, Lehman Brothers Special Finance
Expires October 2006........................................  $  700,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.035%
Broker, UBS Warburg
Expires October 2006........................................  $1,100,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.12%
Broker, Lehman Brothers Special Finance
Expires November 2006.......................................  $1,500,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.13%
Broker, Lehman Brothers Special Finance
Expires February 2007.......................................  $  300,000            --
Bought credit default protection on Aon Corp. and pay 0.37%
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2007........................................  $   50,000      $    (73)
Pay a fixed rate of 2.8025% and receive a floating rate
based on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires January 2007........................................  $   50,000           496
Receive a fixed rate of 5.3225% and pay a floating rate
based on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires April 2007..........................................  $7,000,000       (16,037)
Receive a fixed rate of 4.095% and pay a floating rate based on 3-month LIBOR
Broker, Citibank, N.A.
Expires September 2007......................................  $2,000,000       (15,181)
Receive a fixed rate of 3.401% and pay 3.875% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, JPMorgan Chase Bank
Expires January 2009........................................  $  171,000        (5,932)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Sold credit default protection on Raytheon Co. and receive
0.73%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................  $   30,000      $    454
Bought credit default protection on Boeing Capital Corp. and pay 0.48%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................  $   30,000          (296)
Sold credit default protection on Nextel Communications,
Inc. Class A and receive 1.72%
Broker, JPMorgan Chase Bank
Expires September 2009......................................  $   60,000         2,853
Bought credit default protection on Hewlett-Packard Co. and
pay 0.31%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $   65,000          (361)
Bought credit default protection on Petroleos Mexicanos and
pay 1.09%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $  130,000          (926)
Sold credit default protection on Mexico Government
International Bond and receive 0.92%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $  130,000         1,450
Bought credit default protection on Morgan Stanley and pay
0.47%
Broker, HSBC Bank USA
Expires June 2010...........................................  $   30,000          (266)
Bought credit default protection on Valero Energy Corp. and
pay 1.03%
Broker, Deutsche Bank AG
Expires June 2010...........................................  $   30,000          (827)
Bought credit default protection on Devon Energy Corp. and
pay 0.48%
Broker, Deutsche Bank AG
Expires June 2010...........................................  $   60,000          (418)
Sold credit default protection on BellSouth Corp. and
receive 0.26%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   30,000            91
Bought credit default protection on Devon Energy Corp. and
pay 0.50%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   60,000          (461)
Bought credit default protection on Valero Energy Corp. and
pay 1.00%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   30,000          (827)
Bought credit default protection on Goldman Sachs Group,
Inc. and pay 0.45%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   30,000          (256)
Bought credit default protection on JPMorgan Chase & Co. and pay 0.44%
Broker, Morgan Stanley Capital Services, Inc.
Expires June 2010...........................................  $   30,000          (318)
Sold credit default protection on Wells Fargo & Co. and
receive 0.195%
Broker, Deutsche Bank AG
Expires June 2010...........................................  $   30,000           117
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 4 and receive 0.40%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $  300,000         1,527
Sold credit default protection on CSX Corp. and receive
0.34%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $   60,000           192
Bought credit default protection on Sara Lee Corp. and pay
0.57%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $   60,000          (263)
Bought credit default protection on Brunswick Corp. and pay
0.60%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $   60,000          (416)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Bought credit default protection on ConAgra Foods, Inc. and
pay 0.57%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $   60,000      $   (587)
Bought credit default protection on HJ Heinz Co. and pay
0.37%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000          (224)
Bought credit default protection on CVS Corp. and pay 0.48%
Broker, Morgan Stanley Capital Services, Inc.
Expires December 2010.......................................  $   60,000          (547)
Bought credit default protection on RadioShack Corp. and pay
1.16%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000          (261)
Sold credit default protection on Goodrich Corp. and receive
0.44%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000           276
Bought credit default protection on Campbell Soup Co. and
pay 0.26%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000          (249)
Bought credit default protection on Kohl's Corp. and pay
0.39%
Broker, Morgan Stanley Capital Services, Inc.
Expires December 2010.......................................  $   60,000          (316)
Bought credit default protection on TJX Cos., Inc. and pay
0.57%
Broker, Morgan Stanley Capital Services, Inc.
Expires December 2010.......................................  $   60,000          (944)
Bought credit default protection on Limited Brands, Inc. and pay 1.065%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000        (1,376)
Sold credit default protection on Lehman Brothers Holdings,
Inc. and receive 0.271%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000           111
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and receive 0.45%
Broker, Deutsche Bank AG
Expires December 2010.......................................  $  300,000           497
Bought credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and pay 0.55%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $  300,000        (1,388)
Bought credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and pay 0.45%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $  145,000          (499)
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and receive 0.45%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $  290,000           607
Sold credit default protection on Dow Jones CDX North
America Investment Grade High Volatility Index Series 5 and
receive 0.85%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $  145,000         1,524
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011........................................  $  150,000        (8,888)
Bought credit default protection on Kohl's Corp. and pay
0.43%
Broker, Lehman Brothers Special Finance
Expires March 2011..........................................  $   60,000          (392)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Bought credit default protection on Campbell Soup Co. and
pay 0.25%
Broker, Lehman Brothers Special Finance
Expires March 2011..........................................  $   60,000      $   (214)
Bought credit default protection on Sara Lee Corp. and pay
0.604%
Broker, JPMorgan Chase Bank
Expires March 2011..........................................  $   60,000          (296)
Bought credit default protection on Limited Brands, Inc. and pay 0.73%
Broker, Lehman Brothers Special Finance
Expires March 2011..........................................  $   60,000          (543)
Sold credit default protection on Federated Department
Stores, Inc. and receive 0.38%
Broker, JPMorgan Chase Bank
Expires March 2011..........................................  $   60,000             2
Bought credit default protection on Tyson Foods, Inc. and
pay 1.185%
Broker, JPMorgan Chase Bank
Expires June 2011...........................................  $   60,000          (366)
Bought credit default protection on Computer Sciences Corp.
and pay 0.88%
Broker, Morgan Stanley Capital Services, Inc.
Expires June 2011...........................................  $   60,000        (1,253)
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 6 and receive 0.40%
Broker, JPMorgan Chase Bank
Expires June 2011...........................................  $  540,000         1,012
Receive a floating rate based on 1-month LIBOR plus 0.47%,
which is capped at a fixed coupon of 6.0%, and pay a
floating rate based on 1-month LIBOR
Broker, Credit Suisse First Boston
Expires June 2011...........................................  $1,300,000        (7,588)
-----------------------------------------------------------------------------------------
TOTAL                                                                         $(57,580)
                                                                              ========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$60,667,026)........................................                 $66,776,224
Investments in affiliated securities, at value (identified
  cost--$1,918,343).........................................                   1,918,343
Options purchased, at value (premiums paid--$5,706).........                       2,922
Cash........................................................                      26,953
Swap premiums paid..........................................                         497
Unrealized appreciation on swaps--net.......................                      11,209
Receivables:
  Interest..................................................  $   175,265
  Securities sold...........................................      100,302
  Dividends.................................................       61,704
  Swaps.....................................................       24,010
  Options written...........................................        5,637
  Capital shares sold.......................................          260
  Paydowns..................................................          246        367,424
                                                              -----------
Prepaid expenses and other assets...........................                       1,228
                                                                             -----------
Total assets................................................                  69,104,800
                                                                             -----------
-----------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$5,638).......                       3,953
Unrealized depreciation on swaps--net.......................                      68,789
Swap premiums received......................................                       1,649
Payables:
  Securities purchased......................................    2,540,200
  Swaps.....................................................       36,191
  Investment adviser........................................       27,799
  Variation margin..........................................       16,538
  Options purchased.........................................        5,706
  Capital shares redeemed...................................        4,640
  Other affiliates..........................................        1,196      2,632,270
                                                              -----------
Accrued expenses and other liabilities......................                      10,271
                                                                             -----------
Total liabilities...........................................                   2,716,932
                                                                             -----------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $66,387,868
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $   525,534
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           9
Paid-in capital in excess of par............................                  68,621,267
Undistributed investment income--net........................  $   651,140
Accumulated realized capital losses--net....................   (9,458,411)
Unrealized appreciation--net................................    6,048,320
                                                              -----------
Total accumulated losses--net...............................                  (2,758,951)
                                                                             -----------
NET ASSETS..................................................                 $66,387,868
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $66,385,568 and 5,255,343
  shares outstanding........................................                 $     12.63
                                                                             ===========
Class II--Based on net assets of $1,150 and 91.2 shares
  outstanding...............................................                 $     12.61
                                                                             ===========
Class III--Based on net assets of $1,150 and 91.2 shares
  outstanding...............................................                 $     12.61
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $43,720 from affiliates)................                $  533,129
Dividends (net of $7,917 foreign withholding tax)...........                   438,487
                                                                            ----------
Total income................................................                   971,616
                                                                            ----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  192,887
Accounting services and fees................................      33,847
Pricing services............................................      16,806
Custodian fees..............................................      14,422
Professional fees...........................................      14,187
Printing and shareholder reports............................       5,999
Transfer agent fees.........................................       2,434
Directors' fees and expenses................................       2,335
Interest on securities sold short...........................       1,556
Other.......................................................       1,760
                                                              ----------
Total expenses..............................................                   286,233
                                                                            ----------
Investment income--net......................................                   685,383
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain(loss) on:
  Investments--net..........................................   1,472,258
  Futures contracts and swaps--net..........................     (70,206)
  Options written--net......................................     (13,847)
  Short sales--net..........................................       8,502
  Foreign currency transactions--net........................      (5,846)    1,390,861
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     396,313
  Futures contracts and swaps--net..........................      (4,502)
  Options written--net......................................       6,707
  Foreign currency transactions--net........................       1,271       399,789
                                                              ----------    ----------
Total realized and unrealized gain--net.....................                 1,790,650
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $2,476,033
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................   $   685,383      $  1,363,883
Realized gain--net..........................................     1,390,861         1,876,416
Change in unrealized appreciation/depreciation--net.........       399,789          (248,265)
                                                               -----------      ------------
Net increase in net assets resulting from operations........     2,476,033         2,992,034
                                                               -----------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................       (18,101)       (1,362,527)
  Class II..................................................            --+              (21)
  Class III.................................................            --+              (21)
                                                               -----------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................       (18,101)       (1,362,569)
                                                               -----------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (8,583,972)      (12,021,272)
                                                               -----------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (6,126,040)      (10,391,807)
Beginning of period.........................................    72,513,908        82,905,715
                                                               -----------      ------------
End of period*..............................................   $66,387,868      $ 72,513,908
                                                               ===========      ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................   $   651,140      $    (16,142)
                                                               ===========      ============
-----------------------------------------------------------------------------------------------

+   Amount is less than $(1).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                CLASS I
                                                      -----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         MONTHS ENDED     ------------------------------------------
FINANCIAL STATEMENTS.                                 JUNE 30, 2006     2005       2004        2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $ 12.21       $ 11.95    $ 11.22    $   9.43    $  11.27
                                                         -------       -------    -------    --------    --------
Investment income--net***...........................         .12           .21        .19         .20         .27
Realized and unrealized gain (loss)--net............         .30           .28        .78        1.83       (1.81)
                                                         -------       -------    -------    --------    --------
Total from investment operations....................         .42           .49        .97        2.03       (1.54)
                                                         -------       -------    -------    --------    --------
Less dividends from investment income--net..........          --+         (.23)      (.24)       (.24)       (.30)
                                                         -------       -------    -------    --------    --------
Net asset value, end of period......................     $ 12.63       $ 12.21    $ 11.95    $  11.22    $   9.43
                                                         =======       =======    =======    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................       3.47%@        4.13%      8.67%      21.55%     (13.68%)
                                                         =======       =======    =======    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .82%*         .78%       .72%        .68%        .66%
                                                         =======       =======    =======    ========    ========
Investment income--net..............................       1.95%*        1.78%      1.69%       2.00%       2.55%
                                                         =======       =======    =======    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............     $66,386       $72,512    $82,904    $ 92,438    $ 91,504
                                                         =======       =======    =======    ========    ========
Portfolio turnover..................................      38.92%        83.69%     86.94%     109.21%      32.00%
                                                         =======       =======    =======    ========    ========
-----------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+  Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $ 12.20            $ 11.94               $ 11.41
                                                           -------            -------               -------
Investment income--net***.............................         .12                .20                   .08
Realized and unrealized gain--net.....................         .29                .29                   .69
                                                           -------            -------               -------
Total from investment operations......................         .41                .49                   .77
                                                           -------            -------               -------
Less dividends from investment income--net............          --++             (.23)                 (.24)
                                                           -------            -------               -------
Net asset value, end of period........................     $ 12.61            $ 12.20               $ 11.94
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       3.39%@             4.13%                 6.77%@
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .82%*              .78%                  .72%*
                                                           =======            =======               =======
Investment income--net................................       1.90%*             1.67%                 2.59%*
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1            $     1               $     1
                                                           =======            =======               =======
Portfolio turnover....................................      38.92%             83.69%                86.94%
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $ 12.20            $ 11.94               $ 11.41
                                                           -------            -------               -------
Investment income--net***.............................         .12                .20                   .08
Realized and unrealized gain--net.....................         .29                .29                   .69
                                                           -------            -------               -------
Total from investment operations......................         .41                .49                   .77
                                                           -------            -------               -------
Less dividends from investment income--net............          --++             (.23)                 (.24)
                                                           -------            -------               -------
Net asset value, end of period........................     $ 12.61            $ 12.20               $ 11.94
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       3.39%@             4.13%                 6.77%@
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .82%*              .78%                  .72%*
                                                           =======            =======               =======
Investment income--net................................       1.90%*             1.67%                 2.59%*
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1            $     1               $     1
                                                           =======            =======               =======
Portfolio turnover....................................      38.92%             83.69%                86.94%
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury American Balanced V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially

--------------------------------------------------------------------------------

all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

  (j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the six months ended June 30, 2006, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith

--------------------------------------------------------------------------------

Incorporated, ("MLPF&S") an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM.

  For the six months ended June 30, 2006, MLPF&S earned $1,980 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $733 for certain accounting services for the six months ended June 30, 2006.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2006 were $27,523,816 and $35,875,986, respectively.

  Transactions in options written for the six months ended June 30, 2006 were as follows:

-------------------------------------------------------------------
                                             Number of     Premiums
Call Options Written                         Contracts+    Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of period.................................       2        $ 2,000
Options written............................      --             --
Options closed.............................      (2)        (2,000)
Options expired............................      --             --
                                                 --        -------
Outstanding call options written, end of
 period....................................      --             --
                                                 ==        =======
-------------------------------------------------------------------

+ Some contracts include a notional amount of $1,000,000.

-------------------------------------------------------------------
                                             Number of     Premiums
Put Options Written                          Contracts+    Received
-------------------------------------------------------------------
Outstanding put options written, beginning
 of period.................................       3        $ 15,355
Options written............................      11           5,638
Options closed.............................      (3)        (15,355)
Options expired............................      --              --
                                                 --        --------
Outstanding put options written, end of
 period....................................      11        $  5,638
                                                 ==        ========
-------------------------------------------------------------------

+ Some contracts include a notional amount of $1,000,000.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $8,583,972 and $12,021,272 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2006                              Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold.............................       909     $    11,412
Shares issued to shareholders in
 reinvestment of dividends..............     1,417          18,101
                                          --------     -----------
Total issued............................     2,326          29,513
Shares redeemed.........................  (683,991)     (8,613,485)
                                          --------     -----------
Net decrease............................  (681,665)    $(8,583,972)
                                          ========     ===========
-------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2005                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................       6,862    $     81,703
Shares issued to shareholders in
 reinvestment of dividends...........     111,614       1,362,527
                                       ----------    ------------
Total issued.........................     118,476       1,444,230
Shares redeemed......................  (1,120,128)    (13,465,544)
                                       ----------    ------------
Net decrease.........................  (1,001,652)   $(12,021,314)
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --        --
Shares issued to shareholders in reinvestment of
 dividends......................................     --*       --**
                                                   ----      ----
Net increase....................................     --*       --**
                                                   ====      ====
------------------------------------------------------------------

 * Amount is less than 1 share.

** Amount is less than $1.

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --       --
Shares issued to shareholders in reinvestment of
 dividends......................................      2      $21
                                                   ----      ---
Net increase....................................      2      $21
                                                   ====      ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --        --
Shares issued to shareholders in reinvestment of
 dividends......................................     --*       --**
                                                   ====      ====
Net increase....................................     --*       --**
                                                   ====      ====
------------------------------------------------------------------

 * Amount is less than 1 share.

** Amount is less than $1.

-----------------------------------------------------------------------
                                                                 Dollar
Class III Shares for the Year Ended December 31, 2005  Shares    Amount
-----------------------------------------------------------------------
Shares sold.......................................        --       --
Shares issued to shareholders in reinvestment of
 dividends........................................         2      $21
                                                        ----      ---
Net increase......................................         2      $21
                                                        ====      ===
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2005, the Fund had a net capital loss carryforward of $10,238,954, of which $7,535,978 expires in 2010 and $2,702,976 expires in 2011.
This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       MERCURY BASIC VALUE V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  We continued transitioning the portfolio into attractively valued larger cap stocks that we believe have the potential to lead the market as the economic cycle evolves and corporate earnings growth slows.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Mercury Basic Value V.I. Fund's Class I, Class II and Class III Shares had total returns of +4.92%, +4.87% and +4.79%, respectively. For the same period, the Standard & Poor's 500 (S&P 500) Index returned +2.71%, the S&P 500 Citigroup Value Index returned +6.52% and the Lipper Large-Cap Value Funds (Variable Products) category had an average return of +3.60%. (Funds in this Lipper category are variable insurance products that invest in companies considered to be undervalued relative to a major unmanaged stock index.)

  The U.S. economy reasserted its resilience in the first quarter of 2006, growing at an annualized rate of 5.6% after posting a much more dismal growth rate of 1.7% in the fourth quarter of 2005. Corporate earnings also continued to come in very strong. Dr. Ben Bernanke replaced long-time Federal Reserve Board (the Fed) Chairman Alan Greenspan in January. The markets initially anticipated that the Fed's monetary tightening campaign might pause soon after Chairman Bernanke's installment, but sold off sharply in the second quarter amid fears that the Fed would continue to raise interest rates in its quest to ward off inflation. In fact, the central bank did raise interest rates in January, March, May and June, bringing the federal funds rate to 5.25%. Tough talk from Chairman Bernanke regarding his desire to curtail inflation has led many observers to speculate that the Fed will continue to raise interest rates. Because Chairman Bernanke has stated he is "data dependent" in determining monetary policy, each economic report has received an exaggerated reaction in the market. As such, Chairman Bernanke's words most recently have led to greater volatility and uncertainty in the markets.

  Contributing most to Fund performance during the six-month period were stocks in the information technology (IT) sector, including BEA Systems, Inc., Nokia Oyj and LSI Logic Corp. We also saw positive attribution from GlobalSantaFe Corp. and Diamond Offshore Drilling in energy, Walt Disney Co. and Comcast Corp. in consumer discretionary, and JPMorgan Chase & Co. and Morgan Stanley in financials.

  Detracting from Fund performance during the period were our positions in the consumer sectors, which largely reflected a slowdown in consumer spending patterns. In consumer discretionary, The Gap, Inc. and the Interpublic Group of Companies, Inc. hurt performance. In addition, weakness in the shares of insurance-related issuers, such as American International Group, Inc., Marsh & McLennan Cos., Inc. and XL Capital Ltd., detracted from Fund results. Fear regarding the impact of rising interest rates on the value of their corporate bond investments weighed on the companies' shares.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Many of our energy holdings had reached our price targets, leading us to believe that the elevated prices for crude oil and natural gas were unsustainably high. At the same time, the valuation levels in sectors outside of energy had become quite attractive. Once oil reached the $70 per barrel level and natural gas hit $16 per unit--around the time of Hurricane Katrina in 2005--we began trimming our overweight exposure to energy and redistributing those assets among other sectors. We liquidated our position in Diamond Offshore during the six-month period and reduced exposure to GlobalSantaFe, Rowan Cos., Inc. and Anadarko Petroleum Co. In exchange, we made significant investments in companies such as Bank of America, JPMorgan and Morgan Stanley in financials. We also put some of those energy proceeds to work in companies that had performed poorly because of the high energy prices. This included aluminum producer Alcoa, Inc., forest products leader International Paper Co. and chemical company E.I. duPont de Nemours & Co., all of which require crude oil to run their manufacturing facilities. After collapsing amid the energy run-up, the stocks' valuations had become incredibly appealing.

  In prior reports to shareholders, we talked about the evolution of the economic cycle and its impact on our investment focus. Coming out of an economic recession, the inclination is to favor smaller, lower-rated companies with the potential to grow dramatically. We had that exposure in the portfolio and benefited from it. As the economic cycle advances and earnings growth slows, we believe conditions favor the

--------------------------------------------------------------------------------

large, multinational companies that can grow earnings in a relatively consistent 8%-10% range.

  As value investors, we began to see opportunity (attractive valuations) in these large, defensively postured, geographically diversified companies when the market continued to chase what we would view as yesterday's stories--that is, the small capitalization, material and energy stocks that had benefited from the economic revitalization of China and India. We believe these themes have played out and that attention will ultimately shift to larger, more stable names. As such, we found compelling opportunities in health care, an area we had avoided for nearly a decade. We increased our positions in drug-maker Schering-Plough Corp. and medical supply company Baxter International, Inc. After suffering through earnings shortfalls and industry-related issues for years, these companies' share prices have become incredibly attractive, particularly relative to the high valuations now being commanded by some of the energy and materials names. Another favored area is consumer staples, where we maintain ample positions in General Mills, Inc. and Coca Cola Enterprises, Inc. We also substantially increased our position in consumer products company Unilever NV and purchased paper products leader Kimberly-Clark Corp. during a downturn. In other sectors, we increased exposure to large, multinational companies International Business Machines Corp. and Deere & Co.

  As a result of our shift in investment focus, the Fund's average market cap increased to its highest level in many years.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At period-end, the portfolio was overweight versus the S&P 500 Citigroup Value Index in the consumer discretionary, consumer staples, materials and IT sectors. The portfolio was most underweight in financials, utilities and industrials.

  We believe the economy is poised for a slowdown and that a gradual move away from economic sensitivity is prudent. We believe the Fed's tightening cycle, to date, has struck the proper balance of fending off inflation while allowing the economic recovery to continue at a healthy pace. The strong economy has led to solid corporate profits, strong balance sheets and robust merger-and-acquisition activity, which has translated into healthy equity markets. We believe these factors should remain in place, but are mindful that high oil prices, weakness in the housing market and a continued vigilant Fed could lead to a slower rate of growth in the future. On balance, we expect the next three years to be different from the prior three in terms of the collection of companies with the potential to outperform.

  Given this outlook, we continue to migrate toward the larger end of the market capitalization spectrum. In our assessment, large cap stocks have never looked more attractive by all measures, including price-to-book ratios and forward earnings. These are the companies with free cash flow to invest in their own businesses, buy back shares and engage in merger and acquisition activity--affording them the potential to prosper regardless of the economic backdrop.

Kevin M. Rendino
Vice President and Co-Portfolio Manager

Robert J. Martorelli
Vice President and Co-Portfolio Manager

July 11, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +11.39%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         + 5.59
--------------------------------------------------------------------------
Ten Years Ended 6/30/06                                          +10.37
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +11.32%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         + 5.43
--------------------------------------------------------------------------
Inception (11/03/97) through 6/30/06                             + 8.43
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +11.14%
--------------------------------------------------------------------------
Inception (5/25/04) through 6/30/06                              + 8.84
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +4.92%         +11.39%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +4.87          +11.32
-----------------------------------------------------------------------------------------
Class III Shares*                                                +4.79          +11.14
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +2.71          + 8.63
-----------------------------------------------------------------------------------------
S&P 500 Citigroup Value Index***                                 +6.52          +14.90
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 25% of NYSE issues.

*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.
    Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING           ENDING        DURING THE PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE     JANUARY 1, 2006 TO
                                                             JANUARY 1, 2006    JUNE 30, 2006       JUNE 30, 2006
--------------------------------------------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------------------------------------------
Class I                                                          $1,000           $1,049.20             $3.37
--------------------------------------------------------------------------------------------------------------------
Class II                                                         $1,000           $1,048.70             $4.14
--------------------------------------------------------------------------------------------------------------------
Class III                                                        $1,000           $1,047.90             $4.65
--------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
--------------------------------------------------------------------------------------------------------------------
Class I                                                          $1,000           $1,021.61             $3.33
--------------------------------------------------------------------------------------------------------------------
Class II                                                         $1,000           $1,020.86             $4.08
--------------------------------------------------------------------------------------------------------------------
Class III                                                        $1,000           $1,020.36             $4.58
--------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.66% for Class I, .81% for Class II and .91% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
INVESTMENT CRITERIA                                           TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Above-Average Yield.........................................        31.3%
Below-Average Price/Earnings Ratio..........................        29.3
Low Price-to-Book Value.....................................        23.7
Special Situations..........................................         6.0
Low Price-to-Earnings Per Share.............................         0.7
Other*......................................................         9.0
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Schedule of Investments as of June 30, 2006
--------------------------------------------------------------------------------

                                      SHARES                                                                  PERCENT OF
           INDUSTRY                     HELD                    COMMON STOCKS                    VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION       560,500       AT&T, Inc.(f)............................  $   15,632,345       1.6%
SERVICES
METALS & MINING                     626,900       Alcoa, Inc. .............................      20,286,484       2.1
TOBACCO                              13,100       Altria Group, Inc. ......................         961,933       0.1
CAPITAL MARKETS                     568,300       The Bank of New York Co., Inc. ..........      18,299,260       1.9
DIVERSIFIED TELECOMMUNICATION       356,000       BellSouth Corp. .........................      12,887,200       1.4
SERVICES
MULTI-UTILITIES                     112,800       Dominion Resources, Inc. ................       8,436,312       0.9
CHEMICALS                           513,200       E.I. du Pont de Nemours & Co. ...........      21,349,120       2.2
OIL, GAS & CONSUMABLE FUELS         487,200       Exxon Mobil Corp. .......................      29,889,720       3.1
INDUSTRIAL CONGLOMERATES            661,900       General Electric Co. ....................      21,816,224       2.3
FOOD PRODUCTS                       434,200       General Mills, Inc.(f)...................      22,430,772       2.3
PHARMACEUTICALS                     315,100       GlaxoSmithKline Plc(b)...................      17,582,580       1.8
AEROSPACE & DEFENSE                 301,000       Honeywell International, Inc. ...........      12,130,300       1.3
PAPER & FOREST PRODUCTS             710,700       International Paper Co.(f)...............      22,955,610       2.4
DIVERSIFIED FINANCIAL SERVICES      900,876       JPMorgan Chase & Co. ....................      37,836,792       4.0
PHARMACEUTICALS                     180,600       Johnson & Johnson........................      10,821,552       1.1
COMMUNICATIONS EQUIPMENT            377,400       Nokia Oyj(b)(f)..........................       7,646,124       0.8
CONTAINERS & PACKAGING              343,800       Packaging Corp. of America...............       7,570,476       0.8
PHARMACEUTICALS                     877,100       Pfizer, Inc. ............................      20,585,537       2.2
DIVERSIFIED TELECOMMUNICATION       425,300       Verizon Communications, Inc. ............      14,243,297       1.5
SERVICES
                                                                                             --------------     -----
                                                                                                323,361,638      33.8
------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
------------------------------------------------------------------------------------------------------------------------
INSURANCE                           495,400       American International Group, Inc. ......      29,253,370       3.1
DIVERSIFIED FINANCIAL SERVICES      600,714       Bank of America Corp. ...................      28,894,343       3.0
HEALTH CARE EQUIPMENT &             381,100       Baxter International, Inc. ..............      14,009,236       1.5
SUPPLIES
FOOD PRODUCTS                        50,000       Cadbury Schweppes Plc....................       1,941,000       0.2
DIVERSIFIED FINANCIAL SERVICES      503,620       Citigroup, Inc. .........................      24,294,629       2.5
BEVERAGES                           715,700       Coca-Cola Enterprises, Inc. .............      14,578,809       1.5
SPECIALTY RETAIL                    308,300       Foot Locker, Inc. .......................       7,550,267       0.8
MEDIA                               106,500       Gannett Co., Inc. .......................       5,956,545       0.6
INSURANCE                           697,600       Genworth Financial, Inc. Class A.........      24,304,384       2.6
COMPUTERS & PERIPHERALS             421,931       Hewlett-Packard Co. .....................      13,366,774       1.4
SEMICONDUCTORS & SEMICONDUCTOR       51,600       Intel Corp. .............................         977,820       0.1
EQUIPMENT
HOUSEHOLD DURABLES                  479,300       Koninklijke Philips Electronics NV.......      14,925,402       1.6
HOTELS, RESTAURANTS & LEISURE       481,100       McDonald's Corp. ........................      16,164,960       1.7
CAPITAL MARKETS                     610,000       Morgan Stanley...........................      38,558,100       4.0
AEROSPACE & DEFENSE                 305,000       Northrop Grumman Corp....................      19,538,300       2.0
PHARMACEUTICALS                     701,800       Schering-Plough Corp. ...................      13,355,254       1.4
FOOD PRODUCTS                       709,500       Unilever NV(b)...........................      15,999,225       1.7
IT SERVICES                       2,301,900       Unisys Corp.(a)..........................      14,455,932       1.5
OFFICE ELECTRONICS                  352,100       Xerox Corp.(a)(f)........................       4,897,711       0.5
                                                                                             --------------     -----
                                                                                                303,022,061      31.7
------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE
------------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS         175,900       Anadarko Petroleum Corp. ................       8,388,671       0.9
SOFTWARE                            662,600       Borland Software Corp.(a)................       3,498,528       0.4
OIL, GAS & CONSUMABLE FUELS          73,700       Chevron Corp. ...........................       4,573,822       0.5
MEDIA                               547,100       Comcast Corp. Special Class A(a)(f)......      17,933,938       1.9
MACHINERY                           126,900       Deere & Co...............................      10,594,881       1.1
ENERGY EQUIPMENT & SERVICES         520,500       GlobalSantaFe Corp.(f)...................      30,058,875       3.1
HOUSEHOLD PRODUCTS                  365,500       Kimberly-Clark Corp......................      22,551,350       2.4
SEMICONDUCTORS & SEMICONDUCTOR    1,630,800       LSI Logic Corp.(a).......................      14,595,660       1.5
EQUIPMENT
INSURANCE                           175,200       Marsh & McLennan Cos., Inc...............       4,711,128       0.5
COMMUNICATIONS EQUIPMENT             46,700       Motorola, Inc............................         941,005       0.1

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)
--------------------------------------------------------------------------------

                                      SHARES                                                                  PERCENT OF
           INDUSTRY                     HELD                    COMMON STOCKS                    VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                 628,200       Raytheon Co..............................  $   27,998,874       2.9%
INSURANCE                           764,908       The St. Paul Travelers Cos., Inc.........      34,099,599       3.6
COMPUTERS & PERIPHERALS           2,130,600       Sun Microsystems, Inc.(a)................       8,841,990       0.9
MEDIA                             1,188,800       Time Warner, Inc.........................      20,566,240       2.1
INDUSTRIAL CONGLOMERATES            818,300       Tyco International Ltd...................      22,503,250       2.3
MEDIA                               449,800       Walt Disney Co.(f).......................      13,494,000       1.4
                                                                                             --------------     -----
                                                                                                245,351,811      25.6
------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-EARNINGS PER SHARE
------------------------------------------------------------------------------------------------------------------------
INSURANCE                           111,800       XL Capital Ltd. Class A..................       6,853,340       0.7
------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES         232,100       BJ Services Co.(f).......................       8,648,046       0.9
SPECIALTY RETAIL                    863,000       The Gap, Inc.(f).........................      15,016,200       1.6
COMPUTERS & PERIPHERALS             265,610       International Business Machines Corp.....      20,404,160       2.1
MEDIA                               697,100       Interpublic Group of Cos., Inc.(a)(f)....       5,820,785       0.6
WIRELESS TELECOMMUNICATION          607,100       Sprint Nextel Corp.(f)...................      12,135,929       1.3
SERVICES
                                                                                             --------------     -----
                                                                                                 62,025,120       6.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS
                                                  (COST--$833,468,479).....................     940,613,970      98.3
------------------------------------------------------------------------------------------------------------------------
                                  BENEFICIAL
                                    INTEREST                SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                 $3,114,470       Merrill Lynch Liquidity Series, LLC Cash
                                                    Sweep Series I, 4.78%(c)(e)............       3,114,470       0.3
                                  89,653,150      Merrill Lynch Liquidity Series, LLC Money
                                                    Market Series, 5.22%(c)(d)(e)..........      89,653,150       9.4
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES
                                                  (COST--$92,767,620)......................      92,767,620       9.7
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS
                                                  (COST--$926,236,099*)....................   1,033,381,590     108.0
                                                  LIABILITIES IN EXCESS OF OTHER ASSETS....     (76,524,049)     (8.0)
                                                                                             --------------     -----
                                                  NET ASSETS...............................  $  956,857,541     100.0%
                                                                                             ==============     =====
------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $934,501,315
                                                               ============
Gross unrealized appreciation...............................   $139,483,485
Gross unrealized depreciation...............................    (40,603,210)
                                                               ------------
Net unrealized appreciation.................................   $ 98,880,275
                                                               ============

(a)  Non-income producing security.

(b)  Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                              INTEREST
AFFILIATE                                                      NET ACTIVITY    INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(8,871,544)   $330,141
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $43,586,800    $ 61,942
--------------------------------------------------------------------------------------

(d) Security was purchased with the cash proceeds from securities loans.
(e) Represents the current yield as of 6/30/2006.
(f) Security, or a portion of security, is on loan.
- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $87,434,615) (identified
  cost--$833,468,479).......................................                  $  940,613,970
Investments in affiliated securities, at value (identified
  cost--$92,767,620)........................................                      92,767,620
Receivables:
  Securities sold...........................................  $ 16,166,704
  Dividends.................................................     1,099,380
  Capital shares sold.......................................        70,324
  Securities lending........................................         8,426        17,344,834
                                                              ------------
Prepaid expenses............................................                          10,711
                                                                              --------------
Total assets................................................                   1,050,737,135
                                                                              --------------
--------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                      89,653,150
Bank overdraft..............................................                          16,384
Payables:
  Securities purchased......................................     3,114,547
  Capital shares redeemed...................................       490,363
  Investment adviser........................................       436,891
  Other affiliates..........................................        11,518
  Distributor...............................................         5,422         4,058,741
                                                              ------------
Accrued expenses............................................                         151,319
                                                                              --------------
Total liabilities...........................................                      93,879,594
                                                                              --------------
--------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $  956,857,541
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                  $    5,973,252
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                         186,918
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                          62,028
Paid-in capital in excess of par............................                     771,950,793
Undistributed investment income--net........................  $  7,577,003
Undistributed realized capital gains--net...................    63,962,056
Unrealized appreciation--net................................   107,145,491
                                                              ------------
Total accumulated earnings--net.............................                     178,684,550
                                                                              --------------
NET ASSETS..................................................                  $  956,857,541
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $918,699,912 and 59,732,517
  shares outstanding........................................                  $        15.38
                                                                              ==============
Class II--Based on net assets of $28,647,777 and 1,869,179
  shares outstanding........................................                  $        15.33
                                                                              ==============
Class III--Based on net assets of $9,509,852 and 620,284
  shares outstanding........................................                  $        15.33
                                                                              ==============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $114,044 foreign withholding tax).........                $ 10,644,259
Interest from affiliates....................................                     330,141
Securities lending--net.....................................                      61,942
                                                                            ------------
Total income................................................                  11,036,342
                                                                            ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $3,101,662
Accounting services.........................................     172,392
Printing and shareholder reports............................      41,549
Custodian fees..............................................      36,521
Professional fees...........................................      28,427
Directors' fees and expenses................................      27,125
Distribution fees--Class II.................................      22,811
Distribution fees--Class III................................       9,661
Transfer agent fees--Class I................................       2,251
Pricing services............................................         495
Transfer agent fees--Class II...............................          69
Transfer agent fees--Class III..............................          18
Other.......................................................      16,299
                                                              ----------
Total expenses..............................................                   3,459,280
                                                                            ------------
Investment income--net......................................                   7,577,062
                                                                            ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net...........................                  72,227,311
Change in unrealized appreciation from investments--net.....                 (28,076,901)
                                                                            ------------
Total realized and unrealized gain--net.....................                  44,150,410
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 51,727,472
                                                                            ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                               MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006    DECEMBER 31, 2005
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    7,577,062    $   14,395,261
Realized gain--net..........................................      72,227,311        84,679,834
Change in unrealized appreciation--net......................     (28,076,901)      (73,509,680)
                                                              --------------    --------------
Net increase in net assets resulting from operations........      51,727,472        25,565,415
                                                              --------------    --------------
------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................          (5,244)      (13,955,411)
  Class II..................................................            (165)         (368,619)
  Class III.................................................             (43)          (73,166)
Realized gain--net:
  Class I...................................................      (7,608,228)      (76,253,756)
  Class II..................................................        (231,440)       (2,264,367)
  Class III.................................................         (62,357)         (438,061)
                                                              --------------    --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (7,907,477)      (93,353,380)
                                                              --------------    --------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (148,033,589)     (216,808,223)
                                                              --------------    --------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (104,213,594)     (284,596,188)
Beginning of period.........................................   1,061,071,135     1,345,667,323
                                                              --------------    --------------
End of period*..............................................  $  956,857,541    $1,061,071,135
                                                              ==============    ==============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    7,577,003    $        5,393
                                                              ==============    ==============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                            CLASS I
                                               -----------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE    FOR THE SIX             FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE  MONTHS ENDED     ------------------------------------------------
FINANCIAL STATEMENTS.                          JUNE 30, 2006      2005         2004         2003         2002
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........    $  14.77       $   15.70    $   14.31    $   10.85    $   13.47
                                                 --------       ---------    ---------    ---------    ---------
Investment income--net***....................         .11             .19          .16          .14          .12
Realized and unrealized gain (loss)--net.....         .62             .27         1.42         3.47        (2.48)
                                                 --------       ---------    ---------    ---------    ---------
Total from investment operations.............         .73             .46         1.58         3.61        (2.36)
                                                 --------       ---------    ---------    ---------    ---------
Less dividends and distributions:
  Investment income--net.....................          --+           (.22)        (.17)        (.15)        (.13)
  Realized gain--net.........................        (.12)          (1.17)        (.02)          --         (.13)
                                                 --------       ---------    ---------    ---------    ---------
Total dividends and distributions............        (.12)          (1.39)        (.19)        (.15)        (.26)
                                                 --------       ---------    ---------    ---------    ---------
Net asset value, end of period...............    $  15.38       $   14.77    $   15.70    $   14.31    $   10.85
                                                 ========       =========    =========    =========    =========
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........       4.92%@          2.94%       11.07%       33.23%      (17.77%)
                                                 ========       =========    =========    =========    =========
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................        .66%*           .67%         .66%         .67%         .67%
                                                 ========       =========    =========    =========    =========
Investment income--net.......................       1.47%*          1.23%        1.09%        1.17%        1.02%
                                                 ========       =========    =========    =========    =========
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....    $918,700       $1,024,308   $1,306,051   $1,306,427   $1,051,063
                                                 ========       =========    =========    =========    =========
Portfolio turnover...........................      16.38%          37.07%       47.48%       24.57%       41.31%
                                                 ========       =========    =========    =========    =========
----------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                CLASS II
                                                       ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          MONTHS ENDED     -----------------------------------------
FINANCIAL STATEMENTS.                                  JUNE 30, 2006     2005       2004       2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $ 14.73       $ 15.66    $ 14.27    $ 10.82    $  13.43
                                                          -------       -------    -------    -------    --------
Investment income--net***............................         .10           .16        .14        .12         .11
Realized and unrealized gain(loss)--net..............         .62           .27       1.42       3.46       (2.48)
                                                          -------       -------    -------    -------    --------
Total from investment operations.....................         .72           .43       1.56       3.58       (2.37)
                                                          -------       -------    -------    -------    --------
Less dividends and distributions:
  Investment income--net.............................          --+         (.19)      (.15)      (.13)       (.11)
  Realized gain--net.................................        (.12)        (1.17)      (.02)        --        (.13)
                                                          -------       -------    -------    -------    --------
Total dividends and distributions....................        (.12)        (1.36)      (.17)      (.13)       (.24)
                                                          -------       -------    -------    -------    --------
Net asset value, end of period.......................     $ 15.33       $ 14.73    $ 15.66    $ 14.27    $  10.82
                                                          =======       =======    =======    =======    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................       4.87%@        2.78%     10.94%     33.05%     (17.89%)
                                                          =======       =======    =======    =======    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................        .81%*         .82%       .81%       .82%        .82%
                                                          =======       =======    =======    =======    ========
Investment income--net...............................       1.32%*        1.08%       .94%      1.02%        .87%
                                                          =======       =======    =======    =======    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $28,648       $30,552    $36,886    $38,154    $ 33,535
                                                          =======       =======    =======    =======    ========
Portfolio turnover...................................      16.38%        37.07%     47.48%     24.57%      41.31%
                                                          =======       =======    =======    =======    ========
-----------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED           MAY 25, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $ 14.74            $ 15.69               $ 14.29
                                                           -------            -------               -------
Investment income--net***.............................         .09                .15                   .08
Realized and unrealized gain--net.....................         .62                .26                  1.50
                                                           -------            -------               -------
Total from investment operations......................         .71                .41                  1.58
                                                           -------            -------               -------
Less dividends and distributions:
  Investment income--net..............................          --++             (.19)                 (.16)
  Realized gain--net..................................        (.12)             (1.17)                 (.02)
                                                           -------            -------               -------
Total dividends and distributions.....................        (.12)             (1.36)                 (.18)
                                                           -------            -------               -------
Net asset value, end of period........................     $ 15.33            $ 14.74               $ 15.69
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       4.79%@             2.62%                11.08%@
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .91%*              .92%                  .92%*
                                                           =======            =======               =======
Investment income--net................................       1.20%*              .98%                  .89%*
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $ 9,510            $ 6,211               $ 2,730
                                                           =======            =======               =======
Portfolio turnover....................................      16.38%             37.07%                47.48%
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc.(the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Basic Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written and purchased options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business

--------------------------------------------------------------------------------

as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM. As of June 30, 2006, the Fund lent securities with a value of $46,918,826 to MLPF&S. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended June 30, 2006, MLIM, LLC received $26,712 in securities lending agent fees.

  In addition, for the six months ended June 30, 2006, MLPF&S earned $133,838 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $10,052 for certain accounting services for the six months ended June 30, 2006.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $167,324,706 and $320,690,001, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $148,033,589 and $216,808,223 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

---------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2006                              Shares       Dollar Amount
---------------------------------------------------------------------
Shares sold..........................        319,045    $   4,948,869
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................        484,934        7,613,471
                                         -----------    -------------
Total issued.........................        803,979       12,562,340
Shares redeemed......................    (10,415,278)    (160,533,375)
                                         -----------    -------------
Net decrease.........................     (9,611,299)   $(147,971,035)
                                         ===========    =============
---------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2005                      Shares       Dollar Amount
-----------------------------------------------------------------
Shares sold........................    1,395,676    $  21,413,395
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    6,084,585       90,209,167
                                     -----------    -------------
Total issued.......................    7,480,261      111,622,562
Shares redeemed....................  (21,307,235)    (327,769,202)
                                     -----------    -------------
Net decrease.......................  (13,826,974)   $(216,146,640)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                Dollar
June 30, 2006                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................       520    $     7,992
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................    14,799        231,605
                                          --------    -----------
Total issued............................    15,319        239,597
Shares redeemed.........................  (220,069)    (3,378,755)
                                          --------    -----------
Net decrease............................  (204,750)   $(3,139,158)
                                          ========    ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2005                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    20,706    $   314,669
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................   178,118      2,632,986
                                          --------    -----------
Total issued............................   198,824      2,947,655
Shares redeemed.........................  (479,932)    (7,395,130)
                                          --------    -----------
Net decrease............................  (281,108)   $(4,447,475)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Six Months Ended                Dollar
June 30, 2006                               Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  228,923    $3,537,736
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................    3,987        62,400
                                            -------    ----------
Total issued..............................  232,910     3,600,136
Shares redeemed...........................  (33,911)     (523,532)
                                            -------    ----------
Net increase..............................  198,999    $3,076,604
                                            =======    ==========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                      Dollar
December 31, 2005                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  238,497    $3,675,651
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................   34,618       511,227
                                            -------    ----------
Total issued..............................  273,115     4,186,878
Shares redeemed...........................  (25,868)     (400,986)
                                            -------    ----------
Net increase..............................  247,247    $3,785,892
                                            =======    ==========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

--------------------------------------------------------------------------------

        MERCURY CORE BOND V.I. FUND
        ------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  We maintained a relatively conservative approach throughout the period, and will look for opportunities to become more aggressive as market and economic conditions warrant.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Core Bond V.I. Fund's Class I Shares posted a total return of -.74%. For the same period, the benchmark Lehman Brothers Aggregate Bond Index returned -.72%.

  It was a challenging period for fixed income investors, as evidenced by the negative absolute return of our benchmark index, a broad measure of the U.S. investment grade bond market. The Federal Reserve Board (the Fed) remained untiring in its plight to ward off inflation without seriously impeding economic growth. In its vigilance, the central bank increased the federal funds rate at each of its meetings during the six-month period, bringing the target short-term interest rate to 5.25%. As new Fed Chairman Ben Bernanke sought to establish credibility as an inflation fighter, his comments often led to confusion among market observers and, in turn, volatility. Ultimately, rates rose all along the curve, while bond prices declined. The yield curve continued to flatten, and even inverted intermittently during the six-month period. Despite the rising interest rates, as well as higher energy prices and a slowdown in the U.S. housing market, the economy continued to expand. In fact, gross domestic product grew at an annualized rate of 5.6% in the first quarter of 2006, but is expected to slow appreciably to the 2.5% range--2.75% range in the second quarter.

  Against this backdrop, the Fund generally provided competitive returns. The portfolio was positioned for a flattening yield curve. This benefited performance early in the period as short-term interest rates continued to rise more than long-term interest rates, but was mitigated somewhat as long-term interest rates trended higher beginning in March. At June 30, 2006, the two-year Treasury note had a yield of 5.16% and the 30-year bond had a yield of 5.19%, a difference of just three basis points.

  In terms of duration, we maintained a short bias for some time in an effort to cushion the Fund from the adverse price impact associated with rising interest rates. However, we began to remove that short bias during this period as it appeared the Fed was approaching its desired "neutral" federal funds target. On balance, our duration strategy proved positive, although a continued short duration would have been more beneficial as the Fed continued to tighten monetary policy and rates rose along the curve.

  In terms of specific fixed income sectors, we maintained a neutral to slightly underweight position in corporate bonds and mortgages, a strategy that proved advantageous. The excess return available in these sectors lagged historical norms during the period, and we were concerned that mortgages might underperform in a flattening curve environment. Conversely, we emphasized structured products, such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), a move that enhanced relative performance as these sectors offered excess yield versus Treasury issues. Detracting from the portfolio's total return was exposure to Treasury Inflation Protected Securities (TIPS), a position we added and eliminated during the period as it did not play out as expected in our allotted investment time frame.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  In March, the Treasury curve steepened by 20 basis points (.20%) between the two-year and 30-year sectors. This was a dramatic one-month move considering the flatness of the curve, and prompted us to remove some of our curve flattening bias and to take steps toward a more neutral duration profile. By period-end, the Fund's overall duration profile was slightly long compared to the benchmark.

  In the first half of the period, we made a significant shift in the composition of the corporate sector. As the U.S. Treasury yield curve flattened, the corporate credit curve steepened. The spread between 10-year A-rated industrial bonds and 30-year A-rated industrial bonds had widened to 50 basis points--55 basis points in the first quarter of 2006, their widest level in 15 years. We viewed this as an opportunity to add longer-dated exposure at relatively inexpensive levels. Specifically, we added some 30-year corporate securities to the portfolio, including the bonds of Talisman Energy, Inc., Virginia Electric and Power Co., Southern California Edison Co. and Anheuser-Busch Cos., Inc.

  The latter half of the six-month period was largely focused on risk-reduction efforts in the portfolio, a strategy we pursued as credit

--------------------------------------------------------------------------------

spreads remained at very tight levels. That is, the yield difference between Treasury issues and those assets less correlated with Treasuries had shrunk, meaning there was little additional yield to be gained in exchange for the risk involved in spread product. Ultimately, we trimmed exposure to investment grade corporate bonds from 23% of net assets six months ago to 18% at period-end. We also reduced exposure to the commercial mortgage sector from 12% of net assets to 5% and the agency mortgage sector from 34% to 31%.

  Although we continue to favor structured product for its higher quality and yield-enhancement potential, we found it prudent to reduce exposure to the CMBS sector, given the potential for spread widening there as well. We trimmed our position from 10% of net assets at December 31, 2005, to 6% at period-end. We will look for opportunities to become more aggressive as market conditions warrant and re-establish some exposure to these securities in an effort to enhance yield in the portfolio.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  As we have said in previous reports, we expect economic growth to cool in the face of a weakening housing market and high energy prices, both of which are expected to put a damper on the consumer and its support of the market. A slowdown in economic activity should help to calm some of the inflationary fears propagated by the Fed. While this gives us reason for optimism, we believe a relatively conservative approach is warranted amid the current economic uncertainty.

  Although we have increased the Fund's duration (a measure of interest rate risk) to slightly long, we are maintaining a defensive approach through a neutral to slightly underweight position in spread sectors. We continue to favor higher-quality spread product, including CMBS, ABS and investment grade corporate bonds. We remain especially cautious in our approach to the corporate sector, selectively adding individual credits without exposing the Fund to too much risk. In a mid-cycle economic slowdown, combined with a steepening Treasury curve, we would expect the credit curve to flatten, allowing high-quality spread sectors to perform well on a relative basis. Overall, we continue to monitor Fed language and the economic data and stand ready to adjust our strategy as conditions warrant.

John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

July 11, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           -0.98%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         +4.69
--------------------------------------------------------------------------
Ten Years Ended 6/30/06                                          +5.50
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           -0.76%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +1.45
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           -0.76%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +1.45
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  -0.74%         -0.98%          4.62%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 -0.61          -0.76             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                -0.61          -0.76             --
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                           -0.72          -0.81             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other fund's shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING           ENDING        DURING THE PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE     JANUARY 1, 2006 TO
                                                             JANUARY 1, 2006    JUNE 30, 2006       JUNE 30, 2006
--------------------------------------------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------------------------------------------
Class I                                                          $1,000           $  992.60             $2.77
--------------------------------------------------------------------------------------------------------------------
Class II                                                         $1,000           $  993.90             $2.77
--------------------------------------------------------------------------------------------------------------------
Class III                                                        $1,000           $  993.90             $2.77
--------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
--------------------------------------------------------------------------------------------------------------------
Class I                                                          $1,000           $1,022.02             $2.81
--------------------------------------------------------------------------------------------------------------------
Class II                                                         $1,000           $1,022.02             $2.81
--------------------------------------------------------------------------------------------------------------------
Class III                                                        $1,000           $1,022.02             $2.81
--------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.56% for Class I, .56% for Class II and .56% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .71% and .81%, the actual expenses paid would have been approximately $3.51 and $4.00, and the hypothetical expenses paid would have been approximately $3.56 and $4.06 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
ASSET MIX                                                     TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Asset-Backed Securities.....................................        18.6%
Government & Agency Obligations.............................        18.0
Corporate Bonds.............................................        17.7
Non-Government Agency Mortgage-Backed Securities............        11.3
Government Agency Mortgage-Backed Securities................         8.1
Foreign Government Obligations..............................         2.0
Preferred Securities........................................         1.1
Municipal Bonds.............................................         0.2
Other*......................................................        23.0
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments and options.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
                                     AMOUNT                   ASSET-BACKED SECURITIES+                    VALUE
--------------------------------------------------------------------------------------------------------------------
                                                 ACE Securities Corp.(b):
                              USD   518,629        Series 2003-OP1 Class A2, 5.683% due 12/25/2033..  $     518,980
                                  2,000,000        Series 2005-ASP1 Class M1, 6.003% due 9/25/2035..      2,015,982
                                  5,200,000        Series 2005-HE6 Class A2B, 5.523% due
                                                   10/25/2035.......................................      5,202,437
                                    331,169      Aegis Asset Backed Securities Trust Series 2004-1
                                                   Class A, 5.673% due 4/25/2034(b).................        331,265
                                    973,333      Altius Funding Ltd. Series 2005-2A Class D, 8.084%
                                                   due 12/05/2040(a)(b).............................        973,333
                                                 Ameriquest Mortgage Securities, Inc.(b):
                                  1,800,000        Series 2003-7 Class M1, 6.173% due 8/25/2033.....      1,819,405
                                  1,600,000        Series 2004-R1 Class M2, 5.903% due 2/25/2034....      1,606,664
                                  1,307,829      Argent Securities, Inc. Series 2004-W11 Class A3,
                                                   5.683% due 11/25/2034(b).........................      1,308,696
                                                 Bear Stearns Asset Backed Securities, Inc.(b):
                                  1,221,499        Series 2004-HE9 Class 1A2, 5.693% due 3/25/2032..      1,222,627
                                  2,960,519        Series 2005-4 Class A, 5.653% due 1/25/2036......      2,961,741
                                  5,300,000        Series 2005-HE10 Class A2, 5.613% due 8/25/2035..      5,316,348
                                  2,000,000        Series 2005-SD1 Class 1A2, 5.623% due 7/25/2027..      2,005,431
                                    470,000      Buckingham CDO Ltd. Series 2005-2A Class E, 8.334%
                                                   due 4/05/2041(a)(b)..............................        469,530
                                     87,089      CIT Equipment Collateral Series 2003-VT1 Class A3A,
                                                   5.397% due 4/20/2007(b)..........................         87,093
                                                 California Infrastructure Series 1997-1:
                                     94,166        PG&E-1 Class A7, 6.42% due 9/25/2008.............         94,379
                                    120,296        SCE-1 Class A6, 6.38% due 9/25/2008..............        120,565
                                                 Capital Auto Receivables Asset Trust:
                                    277,689        Series 2003-2 Class B, 5.479% due 1/15/2009(b)...        277,794
                                    900,000        Series 2004-2 Class D, 5.82% due 5/15/2012.......        880,435
                                                 Countrywide Asset Backed Certificates(b):
                                  2,100,000        Series 2003-2 Class M1, 6.023% due 6/26/2033.....      2,104,545
                                    171,868        Series 2003-BC3 Class A2, 5.633% due 9/25/2033...        172,051
                                  1,059,736        Series 2004-5 Class A, 5.773% due 10/25/2034.....      1,068,145
                                  1,600,000        Series 2004-5 Class M2, 5.993% due 7/25/2034.....      1,613,438
                                  1,750,000        Series 2004-13 Class AF4, 4.583% due 1/25/2033...      1,725,373
                                  1,750,000        Series 2004-13 Class MF1, 5.071% due 12/25/2034..      1,701,596
                                  1,950,000      Credit-Based Asset Servicing and Securitization
                                                   Series 2005-CB2 Class AV2, 5.523% due
                                                   4/25/2036(b).....................................      1,950,862
                                  1,000,000      Duke Funding High Grade II-S/EGAM, Ltd.
                                                   Series 2006-1A Class D, 8.334% due
                                                   10/04/2050(a)(b).................................      1,000,000
                                  2,800,000      Equifirst Mortgage Loan Trust Series 2004-2 Class
                                                   M1, 5.873% due 7/25/2034(b)......................      2,817,716
                                                 First Franklin Mortgage Loan Asset Backed
                                                   Certificates(b):
                                    178,186        Series 2003-FF5 Class A2, 5.731% due 3/25/2034...        177,624
                                  3,250,559        Series 2004-FF10 Class A2, 5.723% due
                                                   12/25/2032.......................................      3,258,458
                                  4,639,369        Series 2005-FF10 Class A6, 5.673% due
                                                   11/25/2035.......................................      4,643,509
                                  2,850,000      GE Dealer Floorplan Master Note Trust Series 2004-2
                                                   Class B, 5.557% due 7/20/2009(b).................      2,854,391
                                                 Home Equity Asset Trust(b):
                                  1,975,226        Series 2005-1 Class A2, 5.603% due 5/25/2035.....      1,978,750
                                  1,417,760        Series 2005-3 Class 1A2, 5.573% due 8/25/2035....      1,418,435
                                  1,990,229      Irwin Home Equity Series 2005-C Class 1A1, 5.583%
                                                   due 4/25/2030(b).................................      1,990,827

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)  (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
                                     AMOUNT                   ASSET-BACKED SECURITIES+                    VALUE
--------------------------------------------------------------------------------------------------------------------
                                                 Long Beach Mortgage Loan Trust(b):
                              USD   427,778        Series 2002-4 Class 2A, 5.783% due 11/26/2032....  $     428,354
                                    463,708        Series 2004-1 Class A3, 5.623% due 2/25/2034.....        463,887
                                                 Morgan Stanley ABS Capital I, Inc.(b):
                                  1,300,000        Series 2003-NC5 Class M2, 7.323% due 4/25/2033...      1,304,078
                                    440,948        Series 2004-NC1 Class A2, 5.693% due 12/27/2033..        441,231
                                    333,070        Series 2004-NC2 Class A2, 5.623% due 12/25/2033..        333,187
                                  2,630,258        Series 2005-HE1 Class A2MZ, 5.623% due
                                                   12/25/2034.......................................      2,636,109
                                    877,985        Series 2005-NC2 Class A1MZ, 5.573% due
                                                   3/25/2035........................................        878,434
                                    889,853        Series 2005-NC2 Class A2MZ, 5.573% due
                                                   3/25/2035........................................        890,311
                                                 New Century Home Equity Loan Trust(b):
                                  2,034,316        Series 2004-3 Class A3, 5.713% due 11/25/2034....      2,037,216
                                  2,695,022        Series 2005-2 Class A2MZ, 5.583% due 6/25/2035...      2,698,881
                                                 Option One Mortgage Loan Trust(b):
                                    550,663        Series 2003-4 Class A2, 5.643% due 7/25/2033.....        552,239
                                    650,000        Series 2005-1 Class M5, 6.573% due 2/25/2035.....        656,194
                                                 Park Place Securities, Inc. Series 2005-WCH1(b):
                                  1,128,680        Class A1B, 5.623% due 1/25/2035..................      1,130,562
                                    878,354        Class A3D, 5.663% due 1/25/2035..................        879,823
                                    750,000      Popular ABS Mortgage Pass-Through Trust
                                                   Series 2005-1 Class M2, 5.507% due 5/25/2035.....        720,158
                                  4,086,507      RAAC Series 2005-SP2 Class 2A, 5.623% due
                                                   6/25/2044(b).....................................      4,089,806
                                                 Residential Asset Mortgage Products, Inc.(b):
                                  3,700,000        Series 2004-RS11 Class A2, 5.593% due
                                                   12/25/2033.......................................      3,708,594
                                  2,650,000        Series 2005-RS3 Class AI2, 5.493% due
                                                   3/25/2035........................................      2,656,171
                                  1,028,541      Residential Asset Securities Corp. Series 2003-KS5
                                                   Class AIIB, 5.613% due 7/25/2033(b)..............      1,029,777
                                  4,500,000      Soundview Home Equity Loan Trust Series 2005-OPT3
                                                   Class A4, 5.623% due 11/25/2035(b)...............      4,510,446
                                                 Structured Asset Investment Loan Trust(b):
                                  3,250,000        Series 2003-BC6 Class M1, 6.073% due 7/25/2033...      3,268,868
                                  2,600,000        Series 2003-BC7 Class M1, 6.073% due 7/25/2033...      2,611,969
                                  1,090,000        Series 2004-8 Class M4, 6.323% due 9/25/2034.....      1,097,063
                                  1,124,953      Structured Asset Securities Corp., Series 2004-23XS
                                                   Class 2A1, 4.55% due 1/25/2035(b)................      1,104,042
                                  3,906,085      Wells Fargo Home Equity Trust Series 2004-2 Class
                                                   A32, 5.663% due 2/25/2032(b).....................      3,914,080
                                    260,822      Whole Auto Loan Trust Series 2004-1 Class D, 5.60%
                                                   due 3/15/2011....................................        259,699
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL ASSET-BACKED SECURITIES
                                                 (COST--$102,023,384)--23.2%........................    101,989,604
--------------------------------------------------------------------------------------------------------------------
                                                           GOVERNMENT & AGENCY OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                                 Fannie Mae:
                                  9,180,000        4% due 2/28/2007.................................      9,088,108
                                  4,840,000        7.125% due 1/15/2030.............................      5,781,017
                                  3,400,000      Federal Home Loan Bank System, 2.75% due
                                                   11/15/2006.......................................      3,366,755
                                                 U.S. Treasury Bonds:
                                    620,000        7.50% due 11/15/2016.............................        733,343
                                    380,000        8.125% due 8/15/2019.............................        481,086
                                  1,320,000        7.25% due 8/15/2022(c)...........................      1,592,559
                                    270,000        6.25% due 8/15/2023..............................        297,781
                                    270,000        6.625% due 2/15/2027.............................        314,381
                                  8,990,000        5.375% due 2/15/2031(h)..........................      9,145,221

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)  (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
                                     AMOUNT                GOVERNMENT & AGENCY OBLIGATIONS                VALUE
--------------------------------------------------------------------------------------------------------------------
                                                 U.S. Treasury Inflation Indexed Bonds:
                              USD 3,861,807        3.875% due 1/15/2009.............................  $   3,999,986
                                  3,375,037        3.50% due 1/15/2011..............................      3,530,211
                                  7,121,115        1.625% due 1/15/2015.............................      6,638,496
                                                 U.S. Treasury Notes:
                                 12,100,000        4% due 8/31/2007.................................     11,929,366
                                  1,540,000        4.625% due 2/29/2008.............................      1,525,983
                                    200,000        3.75% due 5/15/2008..............................        194,945
                                  6,805,000        4.50% due 2/15/2009(h)...........................      6,697,345
                                  1,345,000        4.875% due 5/15/2009.............................      1,335,858
                                    310,000        3.875% due 5/15/2010.............................        296,668
                                    590,000        3.625% due 6/15/2010.............................        559,279
                                    135,000        4.25% due 10/15/2010.............................        130,655
                                 11,385,000        4.25% due 1/15/2011(h)...........................     10,993,197
                                    110,000        5% due 2/15/2011.................................        109,729
                                  2,825,000        4.50% due 2/28/2011..............................      2,754,595
                                  2,405,000        4.875% due 4/30/2011.............................      2,380,481
                                  5,330,000        4.50% due 11/15/2015(h)..........................      5,076,825
                                  8,350,000        4.50% due 2/15/2016(h)...........................      7,944,240
                                  1,665,000        5.125% due 5/15/2016.............................      1,663,049
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                                                 (COST--$99,425,877)--22.5%.........................     98,561,159
--------------------------------------------------------------------------------------------------------------------
                                                                  GOVERNMENT AGENCY
                                                             MORTGAGE-BACKED SECURITIES+
--------------------------------------------------------------------------------------------------------------------
                                                 Fannie Mae Guaranteed Pass-Through Certificates:
                                  3,188,910        5.00% due 7/15/2036(k)...........................      2,980,636
                                 19,684,000        5.50% due 7/15/2036(k)...........................     18,902,781
                                    307,626        6.00% due 2/01/2017..............................        308,742
                                  1,280,309        6.50% due 5/01/2032-7/01/2032....................      1,291,864
                                                 Freddie Mac Mortgage Participation Certificates:
                                 14,740,333        5.00% due 7/15/2036(k)...........................     13,763,786
                                  2,949,987        5.50% due 10/01/2034-5/01/2036...................      2,833,717
                                  1,930,505        6.00% due 5/01/2035..............................      1,901,927
                                    825,179        7.00% due 10/01/2031-9/01/2032...................        845,506
                                    249,731        7.50% due 5/01/2032..............................        258,427
                                    938,386      Ginnie Mae MBS Certificates., 6.50% due 4/15/2032-
                                                   9/15/2034........................................        950,448
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL GOVERNMENT AGENCY
                                                 MORTGAGE-BACKED SECURITIES
                                                 (COST--$44,607,833)--10.0%.........................     44,037,834
--------------------------------------------------------------------------------------------------------------------
                                                                NON-GOVERNMENT AGENCY
                                                             MORTGAGE-BACKED SECURITIES+
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS--5.1%
                                                 Impac Secured Assets CMN Owner Trust Series
                                                   2004-3(b):
                                  2,647,218        Class 1A4, 5.723% due 11/25/2034.................      2,659,931
                                  2,200,000        Class M1, 5.923% due 11/25/2034..................      2,210,114
                                  3,448,268      JPMorgan Mortgage Trust Series 2005-A2 Class 4A1,
                                                   5.209% due 4/25/2035(b)..........................      3,309,813
                                  2,427,493      Morgan Stanley Mortgage Loan Trust Series 2006-3AR
                                                   Class 2A3, 5.912% due 3/25/2036(b)...............      2,419,927
                                  2,924,258      RMAC Plc Series 2003-NS2A Class A2C, 5.70% due
                                                   9/12/2035(b).....................................      2,931,654
                                  4,634,161      Residential Accredit Loans, Inc. Series 2005-QS12
                                                   Class A8, 5.50% due 8/25/2035(b).................      4,637,753

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)  (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE                     NON-GOVERNMENT AGENCY
                                     AMOUNT                  MORTGAGE-BACKED SECURITIES+                  VALUE
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS (CONCLUDED)
                                                 Structured Asset Securities Corp.(b):
                              USD 1,108,913        Series 2005-GEL2 Class A, 5.603% due 4/25/2035...  $   1,109,504
                                  2,140,576        Series 2005-OPT1 Class A4M, 5.673% due
                                                   11/25/2035.......................................      2,141,644
                                  1,097,762      Washington Mutual Series 2005-AR2 Class B4, 6.223%
                                                   due 1/25/2045(b).................................      1,094,160
                                                                                                      -------------
                                                                                                         22,514,500
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED        5,450,000      Banc of America Commercial Mortgage, Inc.
SECURITIES--9.0%                                   Series 2006-2 Class A4, 5.741% due 5/10/2045(b)..      5,418,208
                                  3,603,887      Banc of America Large Loan Series 2003-BBA2 Class
                                                   A3, 5.519% due 11/15/2015(b).....................      3,606,523
                                  1,250,000      Bear Stearns Commercial Mortgage Security
                                                   Series 2002-FL1A Class D, 5.796% due
                                                   8/03/2014(b).....................................      1,250,000
                                  5,500,000      Credit Suisse Mortgage Capital Certificates
                                                   Series 2006-C3 Class A3, 5.828% due
                                                   6/15/2038(b).....................................      5,498,900
                                  2,850,000      GS Mortgage Securities Corp. II Series 2006-GG6
                                                   Class A2, 5.506% due 4/10/2038(b)................      2,821,579
                                                 Greenwich Capital Commercial Funding Corp.:
                                  4,180,000        Series 2004-GG1 Class A4, 4.755% due 6/10/2036...      4,029,709
                                  3,350,000        Series 2006-GG7 Class A4, 6.11% due 6/10/2016....      3,353,893
                                                 JPMorgan Chase Commercial Mortgage Securities
                                                   Corp.(b):
                                  6,000,000        Series 2006-CB15 Class A4, 5.814% due 6/12/2043..      5,954,340
                                  4,800,000        Series 2006-LDP7 Class A4, 5.876% due 4/15/2045..      4,792,800
                                  2,950,000      LB-UBS Commercial Mortgage Trust Series 2005-C3
                                                   Class A5, 4.739% due 7/15/2030...................      2,721,035
                                     40,133      NationsLink Funding Corp. Series 1999-2 Class A3,
                                                   7.181% due 6/20/2031.............................         40,094
                                                                                                      -------------
                                                                                                         39,487,081
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL NON-GOVERNMENT AGENCY
                                                 MORTGAGE-BACKED SECURITIES
                                                 (COST--$62,653,104)--14.1%.........................     62,001,581
--------------------------------------------------------------------------------------------------------------------
INDUSTRY                                                           CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.7%         1,765,000      Goodrich Corp., 6.29% due 7/01/2016(a).............      1,754,564
                                    640,000      Honeywell International, Inc., 5.70% due
                                                   3/15/2036........................................        598,383
                                    640,000      Raytheon Co., 8.30% due 3/01/2010..................        690,977
                                                                                                      -------------
                                                                                                          3,043,924
--------------------------------------------------------------------------------------------------------------------
AIRLINES--0.5%                      570,505      American Airlines, Inc. Series 2003-1, 3.857% due
                                                   1/09/2012........................................        539,127
                                    600,000      Continental Airlines, Inc. Series 2002-1, 6.563%
                                                   due 8/15/2013....................................        610,673
                                    940,000      Southwest Airlines Co., 7.875% due 9/01/2007.......        959,997
                                                                                                      -------------
                                                                                                          2,109,797
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.2%
                                                 Anheuser-Busch Cos., Inc.:
                                    330,000        5.95% due 1/15/2033..............................        319,738
                                    540,000        5.75% due 4/01/2036..............................        506,406
                                                                                                      -------------
                                                                                                            826,144
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.5%               790,000      FBG Finance Ltd., 5.875% due 6/15/2035(a)..........        690,941
                                                 Goldman Sachs Group, Inc.:
                                  2,145,000        5.70% due 9/01/2012..............................      2,124,172
                                  1,355,000        5.25% due 10/15/2013.............................      1,298,335
                                    740,000      Jefferies Group, Inc., 6.25% due 1/15/2036.........        675,367
                                    285,000      Mellon Funding Corp., 6.40% due 5/14/2011..........        291,957

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)  (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
INDUSTRY                             AMOUNT                        CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS (CONCLUDED)
                              USD 1,200,000      Morgan Stanley, 5.30% due 3/01/2013................  $   1,160,706
                                    500,000      State Street Bank & Trust Co., 5.30% due
                                                   1/15/2016........................................        478,080
                                                                                                      -------------
                                                                                                          6,719,558
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.1%              580,000      Bank One Corp., 8% due 4/29/2027...................        679,886
                                  1,250,000      Barclays Bank Plc, 8.55%(a)(f).....................      1,378,377
                                    810,000      Corporacion Andina de Fomento, 6.875% due
                                                   3/15/2012........................................        847,262
                                    635,000      HSBC Bank USA NA, 5.875% due 11/01/2034............        580,039
                                    425,000      Hudson United Bancorp, 8.20% due 9/15/2006.........        426,814
                                    770,000      Shinsei Finance II (Cayman) Ltd., 7.16%(a)(b)(f)...        732,116
                                                                                                      -------------
                                                                                                          4,644,494
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                    1,090,000      Cisco Systems, Inc., 5.50% due 2/22/2016...........      1,046,647
EQUIPMENT--0.3%
                                    325,000      Harris Corp., 5% due 10/01/2015....................        297,641
                                                                                                      -------------
                                                                                                          1,344,288
--------------------------------------------------------------------------------------------------------------------
COMPUTERS &                         550,000      International Business Machines Corp., 5.875% due
PERIPHERALS--0.1%                                  11/29/2032.......................................        526,195
--------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.1%              665,000      MBNA America Bank NA, 4.625% due 8/03/2009.........        646,558
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL               780,000      Bank of America Corp., 4.875% due 9/15/2012........        743,156
SERVICES--4.2%
                                    510,000      CIT Group, Inc., 6% due 4/01/2036..................        467,359
                                                 Citigroup, Inc.:
                                  1,910,000        5.625% due 8/27/2012.............................      1,887,122
                                    580,000        5.85% due 12/11/2034.............................        546,372
                                  1,395,000      General Electric Capital Corp., 6.75% due
                                                   3/15/2032........................................      1,489,056
                                                 JPMorgan Chase & Co.:
                                  1,270,000        5.75% due 1/02/2013..............................      1,257,136
                                    600,000        4.75% due 3/01/2015..............................        549,902
                                    585,000        4.891% due 9/01/2015(b)..........................        563,285
                                                 Links Finance Corp.(b):
                                  1,200,000        5.579% due 9/15/2010.............................      1,200,200
                                  1,200,000        Series 54, 5.579% due 9/15/2010..................      1,200,200
                                  1,200,000        Series 55, 5.579% due 9/15/2010..................      1,197,982
                                                 Sigma Finance Corp.(b)(j):
                                  4,850,000        7.67% due 8/15/2011..............................      4,850,000
                                  2,400,000        5.499% due 3/31/2014.............................      2,404,663
                                                                                                      -------------
                                                                                                         18,356,433
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                         500,000      BellSouth Corp., 6% due 11/15/2034.................        444,313
TELECOMMUNICATION
SERVICES--1.0%

                                    570,000      Deutsche Telekom International Finance BV, 8.25%
                                                   due 6/15/2030....................................        658,094
                                  1,620,000      GTE Corp., 6.84% due 4/15/2018.....................      1,648,742
                                    980,000      SBC Communications, Inc., 6.45% due 6/15/2034......        931,551
                                    705,000      Telecom Italia Capital SA, 6% due 9/30/2034........        608,710
                                                                                                      -------------
                                                                                                          4,291,410
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.4%            890,000      AEP Texas Central Co. Series D, 5.50% due
                                                   2/15/2013........................................        858,954
                                                 Florida Power & Light Co.:
                                    480,000        5.40% due 9/01/2035..............................        425,590
                                    500,000        5.65% due 2/01/2037..............................        459,352
                                    285,000      Jersey Central Power & Light, 6.40% due
                                                   5/15/2036(a).....................................        280,534
                                    575,000      Nevada Power Co., 6.65% due 4/01/2036(a)...........        543,118
                                    610,000      Progress Energy, Inc., 5.625% due 1/15/2016........        582,972
                                  1,010,000      SPI Electricity & Gas Australia Holdings Pty Ltd.,
                                                   6.15% due 11/15/2013(a)..........................      1,004,667
                                    780,000      Sierra Pacific Power Co., 6% due 5/15/2016(a)......        741,579

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)  (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
INDUSTRY                             AMOUNT                        CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES
(CONCLUDED)
                              USD   740,000      Southern California Edison Co., 5.625% due
                                                   2/01/2036........................................  $     667,056
                                    620,000      Westar Energy, Inc., 6% due 7/01/2014..............        613,847
                                                                                                      -------------
                                                                                                          6,177,669
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                  515,000      Weatherford International Ltd., 5.50% due
SERVICES--0.1%                                     2/15/2016........................................        491,307
--------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                      705,000      Wal-Mart Stores, Inc., 5.25% due 9/01/2035.........        615,132
RETAILING--0.1%
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.2%                 785,000      Tyson Foods, Inc., 6.60% due 4/01/2016.............        767,308
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &             540,000      UnitedHealth Group, Inc., 5.80% due 3/15/2036......        483,350
SERVICES--0.3%
                                    795,000      WellPoint, Inc., 5.85% due 1/15/2036...............        710,395
                                                                                                      -------------
                                                                                                          1,193,745
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &               610,000      Harrah's Operating Co., Inc., 5.625% due
LEISURE--0.4%                                      6/01/2015........................................        564,204
                                  1,100,000      Royal Caribbean Cruises Ltd., 7% due 6/15/2013.....      1,090,021
                                                                                                      -------------
                                                                                                          1,654,225
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.0%             65,000      KB Home, 5.875% due 1/15/2015......................         56,692
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                          800,000      Hutchison Whampoa International Ltd., 7.45% due
CONGLOMERATES--0.2%                                11/24/2033(a)....................................        845,649
--------------------------------------------------------------------------------------------------------------------
INSURANCE--1.5%                     805,000      American International Group, Inc., 6.25% due
                                                   5/01/2036(a).....................................        771,536
                                    985,000      Fund American Cos., Inc., 5.875% due 5/15/2013.....        945,104
                                  1,520,000      Montpelier Re Holdings Ltd., 6.125% due 8/15/2013..      1,410,639
                                  1,260,000      NLV Financial Corp., 7.50% due 8/15/2033(a)........      1,280,255
                                  1,770,000      Prudential Holdings LLC, 8.695% due 12/18/2023(a)..      2,101,415
                                                                                                      -------------
                                                                                                          6,508,949
--------------------------------------------------------------------------------------------------------------------
MEDIA--1.1%                         485,000      Clear Channel Communications, Inc., 5.50% due
                                                   9/15/2014........................................        439,072
                                    660,000      Cox Communications, Inc., 7.125% due 10/01/2012....        682,653
                                    330,000      News America Holdings, 9.25% due 2/01/2013.........        382,086
                                                 News America, Inc.:
                                    890,000        6.40% due 12/15/2035.............................        823,165
                                    555,000        6.75% due 1/09/2038..............................        563,193
                                  1,790,000      Time Warner Companies, Inc., 9.125% due
                                                   1/15/2013........................................      2,046,924
                                                                                                      -------------
                                                                                                          4,937,093
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.4%               585,000      Alcan, Inc., 5.75% due 6/01/2035...................        524,599
                                  1,090,000      Vale Overseas Ltd., 6.25% due 1/11/2016............      1,038,225
                                                                                                      -------------
                                                                                                          1,562,824
--------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.3%               470,000      Consolidated Edison Co. of New York, 5.85% due
                                                   3/15/2036........................................        437,013
                                    525,000      Puget Energy, Inc., 5.483% due 6/01/2035...........        449,773
                                    365,000      Xcel Energy, Inc., 6.50% due 7/01/2036.............        357,966
                                                                                                      -------------
                                                                                                          1,244,752
--------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.4%          1,675,000      Xerox Corp., 6.40% due 3/15/2016...................      1,580,781
--------------------------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE               630,000      Consolidated Natural Gas Co., 5% due 12/01/2014....        579,512
FUELS--2.6%
                                    725,000      Enterprise Products Operating LP Series B, 5.75%
                                                   due 3/01/2035....................................        615,057
                                    860,000      Kern River Funding Corp., 4.893% due 4/30/2018(a)..        809,191
                                    695,000      Motiva Enterprises LLC, 5.20% due 9/15/2012(a).....        675,944
                                    990,000      Northwest Pipeline Corp., 7% due 6/15/2016(a)......        983,813
                                  3,350,000      Pemex Project Funding Master Trust, 6.629% due
                                                   6/15/2010(a)(b)..................................      3,420,350
                                    770,000      Petro-Canada, 5.95% due 5/15/2035..................        703,983
                                    620,000      Talisman Energy, Inc., 5.85% due 2/01/2037.........        546,789

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
INDUSTRY                             AMOUNT                        CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS
(CONCLUDED)
                              USD   395,000      Texaco Capital, Inc., 8.625% due 6/30/2010.........  $     438,168
                                  2,110,000      Ultramar Diamond Shamrock Corp., 6.75% due
                                                   10/15/2037.......................................      2,149,174
                                    665,000      XTO Energy, Inc., 6.10% due 4/01/2036..............        601,929
                                                                                                      -------------
                                                                                                         11,523,910
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                    1,260,000      Celulosa Arauco y Constitucion SA, 8.625% due
PRODUCTS--0.3%                                     8/15/2010........................................      1,371,572
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.2%               790,000      Wyeth, 6% due 2/15/2036............................        736,356
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT
TRUSTS (REITS)--0.5%
                                                 Developers Diversified Realty Corp.:
                                    500,000        5.375% due 10/15/2012............................        480,498
                                    365,000        5.50% due 5/01/2015..............................        343,666
                                    775,000      Nationwide Health Properties, Inc., 6.59% due
                                                   7/07/2038........................................        771,446
                                    810,000      Westfield Capital Corp. Ltd., 5.125% due
                                                   11/15/2014(a)....................................        759,375
                                                                                                      -------------
                                                                                                          2,354,985
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.7%                 1,795,000      BNSF Funding Trust I, 6.613% due 12/15/2055(b).....      1,684,968
                                                 Canadian National Railway Co.:
                                    445,000        6.90% due 7/15/2028..............................        480,511
                                    405,000        6.20% due 6/01/2036..............................        403,931
                                    555,000      Norfolk Southern Corp., 7.05% due 5/01/2037........        606,478
                                                                                                      -------------
                                                                                                          3,175,888
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                  3,250,000      International Rectifier Corp., 4.25% due
SEMICONDUCTOR                                      7/15/2007(e).....................................      3,193,125
EQUIPMENT--0.7%
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--0.2%                    1,145,000      Oracle Corp. and Ozark Holding, Inc., 5.25% due
                                                   1/15/2016........................................      1,072,304
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                  945,000      Countrywide Financial Corp., 6.25% due 5/15/2016...        926,228
FINANCE--0.5%
                                  1,085,000      Washington Mutual Bank, 6.75% due 5/20/2036........      1,082,107
                                                                                                      -------------
                                                                                                          2,008,335
--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION          506,000      AT&T Wireless Services, Inc., 8.75% due 3/01/2031..        620,368
SERVICES--0.2%                      365,000      Sprint Capital Corp., 8.75% due 3/15/2032..........        440,154
                                                                                                      -------------
                                                                                                          1,060,522
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (COST--$100,515,300)--22.0%........................     96,641,924
--------------------------------------------------------------------------------------------------------------------
STATE                                                              MUNICIPAL BONDS
--------------------------------------------------------------------------------------------------------------------
TEXAS--0.3%                       1,270,000      Dallas, Texas, General Obligations, Series C, 5.25%
                                                   due 2/15/2024                                          1,264,716
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL MUNICIPAL BONDS
                                                 (COST--$1,270,000)--0.3%...........................      1,264,716
--------------------------------------------------------------------------------------------------------------------
                                                           FOREIGN GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                              EUR 6,400,000      Bundesobligation Series 143, 3.50% due 10/10/2008..      8,158,746
                                                 Mexico Government International Bond:
                              USD 1,370,000        9.875% due 2/01/2010.............................      1,541,250
                                    596,000        6.375% due 1/16/2013.............................        597,490
                                    565,000        5.875% due 1/15/2014.............................        548,050
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                                 (COST--$10,547,115)--2.5%..........................     10,845,536
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                       FACE
INDUSTRY                             AMOUNT                        CAPITAL TRUSTS                         VALUE
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.7%        USD   665,000      BAC Capital Trust VI, 5.625% due 3/08/2035.........  $     569,873
                                  1,600,000      HSBC Finance Capital Trust IX, 5.911% due
                                                   11/30/2035(b)....................................      1,526,904
                                    770,000      MUFG Capital Finance 1 Ltd., 6.346%(b)(f)..........        742,734
                                                                                                      -------------
                                                                                                          2,839,511
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%            585,000      Alabama Power Capital Trust V, 5.50% due
                                                   10/01/2042(b)....................................        574,973
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE               560,000      Pemex Project Funding Master Trust., 7.375% due
FUELS--0.1%                                        12/15/2014.......................................        577,920
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CAPITAL TRUSTS
                                                 (COST--$4,200,175)--0.9%...........................      3,992,404
--------------------------------------------------------------------------------------------------------------------
                                     SHARES
                                       HELD                       PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                   38,800      Fannie Mae, 7%.....................................      2,083,075
FINANCE--0.5%
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (COST--$2,158,250)--0.5%...........................      2,083,075
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED SECURITIES
                                                 (COST--$6,358,425)--1.4%...........................      6,075,479
--------------------------------------------------------------------------------------------------------------------
                                       FACE
                                     AMOUNT                     SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--9.4%      USD17,900,000      Barton Capital Corp., 5.10% due 7/10/2006..........     17,882,249
                                 23,500,000      Rabobank USA Financial Corp., 5.24% due
                                                   7/03/2006........................................     23,500,000
                                                                                                      -------------
                                                                                                         41,382,249
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY           36,700,000      Fannie Mae, 4.95% due 7/03/2006....................     36,700,000
OBLIGATIONS**--11.2%
                                 12,600,000      Federal Home Loan Bank System, 4.96% due
                                                   7/13/2006........................................     12,582,640
                                                                                                      -------------
                                                                                                         49,282,640
--------------------------------------------------------------------------------------------------------------------
                                 BENEFICIAL
                                   INTEREST
--------------------------------------------------------------------------------------------------------------------
                              USD35,393,750      Merrill Lynch Liquidity Series, LLC Money Market
                                                   Series, 5.22%(d)(g)(i)...........................     35,393,750
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SHORT-TERM SECURITIES
                                                 (COST--$126,058,639)--28.7%........................    126,058,639
--------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF
                                  CONTRACTS                       OPTIONS PURCHASED
--------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%            223      U.S. Treasury Bonds, expiring August 2006 at USD
                                                   106..............................................         59,234
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL OPTIONS PURCHASED
                                                 (PREMIUMS PAID--$115,680)--0.0%....................         59,234
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS
                                                 (COST--$553,575,357)--124.7%.......................    547,535,706
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  NUMBER OF
INDUSTRY                          CONTRACTS                        OPTIONS WRITTEN                        VALUE
--------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--0.0%               223      U.S. Treasury Bonds, expiring August 2006 at USD
                                                   106..............................................  $     (80,141)
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL OPTIONS WRITTEN
                                                 (PREMIUMS RECEIVED--$114,289)--(0.0%)..............        (80,141)
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                 (COST--$553,461,068*)--124.7%......................    547,455,565
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS--(24.7)%.....   (108,394,106)
                                                                                                      -------------
                                                 NET ASSETS--100.0%.................................  $ 439,061,459
                                                                                                      =============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $554,422,491
                                                               ============
Gross unrealized appreciation...............................   $  1,276,340
Gross unrealized depreciation...............................     (8,243,266)
                                                               ------------
Net unrealized depreciation.................................   $ (6,966,926)
                                                               ============

** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

+ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns.
  As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate security.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) Represents the current yield as of 6/30/2006.

(e) Convertible security.

(f) The security is a perpetual bond and has no stated maturity date.

(g) Security was purchased with the cash proceeds from securities loans.

(h) Security, or a portion of security, is on loan.

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $23,063,750    $34,511
--------------------------------------------------------------------------------------

(j) Restricted securities as to resale, representing 1.7% of net assets were as follows:

----------------------------------------------------------------------------------------------------
                                                               ACQUISITION
ISSUE                                                             DATES         COST        VALUE
----------------------------------------------------------------------------------------------------
Sigma Finance Corp., 7.67% due 8/15/2011....................    2/13/2004    $4,850,000   $4,850,000
Sigma Finance Corp., 5.499% due 3/31/2014...................    3/26/2004     2,400,000    2,404,663
----------------------------------------------------------------------------------------------------
TOTAL                                                                        $7,250,000   $7,254,663
                                                                             ==========   ==========
----------------------------------------------------------------------------------------------------

(k) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

-   Financial futures contracts purchased as of June 30, 2006 were as follows:

---------------------------------------------------------------------------------
NUMBER OF                                 EXPIRATION       FACE       UNREALIZED
CONTRACTS             ISSUE                  DATE         VALUE      DEPRECIATION
---------------------------------------------------------------------------------
   72       5-Year U.S. Treasury Note   September 2006  $7,474,119     $(28,869)
---------------------------------------------------------------------------------

-   Financial futures contracts sold as of June 30, 2006 were as follows:

------------------------------------------------------------------------------------
                                                                        UNREALIZED
NUMBER OF                                 EXPIRATION       FACE        APPRECIATION
CONTRACTS             ISSUE                  DATE          VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------
   135      2-Year U.S. Treasury Note   September 2006  $27,467,860      $ 92,391
   302     10-Year U.S. Treasury Note   September 2006  $31,574,419       (93,112)
   230     30-Year U.S. Treasury Bond   September 2006  $24,531,217           280
------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET                                       $   (441)
                                                                         ========
------------------------------------------------------------------------------------

-   Swaps outstanding as of June 30, 2006 were as follows:

------------------------------------------------------------------------------------------
                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.025%
Broker, UBS Warburg
Expires September 2006......................................  $36,200,000             --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.025%
Broker, UBS Warburg
Expires September 2006......................................  $43,550,000             --
Receive (pay) a variable return based on the change in the
since inception return of the U.S. Agency Index and pay a
floating rate based on 1-month LIBOR minus 0.05%
Broker, Lehman Brother Special Finance
Expires October 2006........................................  $15,600,000             --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.035%
Broker, UBS Warburg
Expires October 2006........................................  $27,950,000             --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.12%
Broker, Lehman Brothers Special Finance
Expires November 2006.......................................  $35,600,000             --
Bought credit default protection on Aon Corp. and pay 0.37%
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2007........................................  $ 1,345,000    $    (1,953)
Pay a fixed rate of 2.8025% and receive a floating rate
based on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires January 2007........................................  $ 1,345,000         20,158
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.13%
Broker, Lehman Brothers Special Finance
Expires January 2007........................................  $13,300,000             --
Receive a fixed rate of 5.3225% and pay a floating rate
based on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires April 2007..........................................  $87,000,000       (199,317)
Receive a fixed rate of 4.095% and pay a floating rate based on 3-month LIBOR
Broker, Citibank, N.A.
Expires September 2007......................................  $48,000,000       (350,576)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Sold credit default protection on Sprint Capital Corp. and
receive 1.50%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008......................................  $ 1,980,000    $    55,478
Sold credit default protection on Comcast Cable
Communications, Inc. and receive 1.15%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008......................................  $ 1,980,000         42,576
Receive a fixed rate of 3.401% and pay 3.875% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, JPMorgan Chase Bank
Expires January 2009........................................  $ 4,062,000       (141,425)
Sold credit default protection on Raytheon Co. and receive
0.73%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................  $   770,000         11,663
Bought credit default protection on Boeing Capital Corp. and pay 0.48%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................  $   770,000         (7,589)
Sold credit default protection on Nextel Communications,
Inc. Class A and receive 1.72%
Broker, JPMorgan Chase Bank
Expires September 2009......................................  $ 1,365,000         64,902
Bought credit default protection on Hewlett-Packard Co. and
pay 0.31%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $ 1,375,000         (7,646)
Bought credit default protection on Petroleos Mexicanos and
pay 1.09%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $ 2,720,000        (19,366)
Sold credit default protection on Mexico Government
International Bond and receive 0.92%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $ 2,720,000         30,344
Bought credit default protection on Morgan Stanley and pay
0.47%
Broker, HSBC Bank USA
Expires June 2010...........................................  $   720,000         (6,394)
Bought credit default protection on Valero Energy Corp. and
pay 1.03%
Broker, Deutsche Bank AG
Expires June 2010...........................................  $   720,000        (19,856)
Bought credit default protection on Devon Energy Corp. and
pay 0.48%
Broker, Deutsche Bank AG
Expires June 2010...........................................  $ 1,440,000        (10,025)
Sold credit default protection on BellSouth Corp. and
receive 0.26%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   695,000          2,102
Bought credit default protection on Devon Energy Corp. and
pay 0.50%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $ 1,440,000        (11,055)
Bought credit default protection on Valero Energy Corp. and
pay 1.00%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   720,000        (19,856)
Bought credit default protection on Goldman Sachs Group,
Inc. and pay 0.45%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   695,000         (5,924)
Bought credit default protection on JPMorgan Chase & Co. and pay 0.44%
Broker, Morgan Stanley Capital Services, Inc.
Expires June 2010...........................................  $   695,000         (7,377)
Sold credit default protection on Wells Fargo & Co. and
receive 0.195%
Broker, Deutsche Bank AG
Expires June 2010...........................................  $   695,000          2,721

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 4 and receive 0.40%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $ 6,970,000    $    35,487
Sold credit default protection on CSX Corp. and receive
0.34%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $ 1,395,000          4,467
Bought credit default protection on Sara Lee Corp. and pay
0.57%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $ 1,395,000         (6,128)
Bought credit default protection on Brunswick Corp. and pay
0.60%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $ 1,355,000         (9,393)
Bought credit default protection on ConAgra Foods, Inc. and
pay 0.57%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $ 1,395,000        (13,657)
Bought credit default protection on HJ Heinz Co. and pay
0.37%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,395,000         (5,213)
Bought credit default protection on CVS Corp. and pay 0.48%
Broker, Morgan Stanley Capital Services, Inc.
Expires December 2010.......................................  $ 1,355,000        (12,362)
Bought credit default protection on RadioShack Corp. and pay
1.16%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,355,000         (5,896)
Sold credit default protection on Goodrich Corp. and receive
0.44%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,395,000          6,418
Bought credit default protection on Kohl's Corp. and pay
0.39%
Broker, Morgan Stanley Capital Services, Inc.
Expires December 2010.......................................  $ 1,355,000         (7,134)
Bought credit default protection on Campbell Soup Co. and
pay 0.26%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,395,000         (5,798)
Bought credit default protection on TJX Cos., Inc. and pay
0.57%
Broker, Morgan Stanley Capital Services, Inc.
Expires December 2010.......................................  $ 1,355,000        (21,317)
Bought credit default protection on Limited Brands, Inc. and pay 1.065%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,355,000        (31,070)
Sold credit default protection on Lehman Brothers Holdings,
Inc. and receive 0.271%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,395,000          2,578
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and receive 0.45%
Broker, Deutsche Bank AG
Expires December 2010.......................................  $ 6,055,000         10,040
Bought credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and pay 0.55%
Broker, Lehman Brother Special Finance
Expires December 2010.......................................  $ 6,970,000        (32,245)
Bought credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and pay 0.45%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $ 3,390,000        (11,664)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and receive 0.45%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $ 6,785,000    $    14,203
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011........................................  $ 3,500,000       (207,567)
Bought credit default protection on Kohl's Corp. and pay
0.43%
Broker, Lehman Brothers Special Finance
Expires March 2011..........................................  $ 1,225,000         (8,005)
Bought credit default protection on Campbell Soup Co. and
pay 0.25%
Broker, Lehman Brothers Special Finance
Expires March 2011..........................................  $ 1,225,000         (4,371)
Bought credit default protection on Sara Lee Corp. and pay
0.604%
Broker, JPMorgan Chase Bank
Expires March 2011..........................................  $ 1,225,000         (6,050)
Bought credit default protection on Limited Brands, Inc. and pay 0.73%
Broker, Lehman Brothers Special Finance
Expires March 2011..........................................  $ 1,225,000        (11,090)
Sold credit default protection on Federated Department
Stores, Inc. and receive 0.38%
Broker, JPMorgan Chase Bank
Expires March 2011..........................................  $ 1,210,000             36
Bought credit default protection on Tyson Foods, Inc. and
pay 1.185%
Broker, JPMorgan Chase Bank
Expires June 2011...........................................  $ 1,275,000         (7,770)
Bought credit default protection on Computer Sciences Corp.
and pay 0.88%
Broker, Morgan Stanley Capital Services, Inc.
Expires June 2011...........................................  $ 1,185,000        (24,748)
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 6 and receive 0.40%
Broker, JPMorgan Chase Bank
Expires June 2011...........................................  $11,250,000         21,091
Receive a floating rate based on 1-month LIBOR plus 0.47%,
which is capped at a fixed coupon of 6.0%, and pay a
floating rate based on 1-month LIBOR
Broker, Credit Suisse First Boston
Expires June 2011...........................................  $32,000,000       (186,776)
------------------------------------------------------------------------------------------
TOTAL                                                                        $(1,102,349)
                                                                             ===========
------------------------------------------------------------------------------------------

-   Currency Abbreviations:

  EUR  Euro
  USD  U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $33,986,460) (identified
  cost--$518,065,927).......................................                 $512,082,722
Investments in affiliated securities, at value (identified
  cost--$35,393,750)........................................                   35,393,750
Unrealized appreciation on swaps--net.......................                      324,264
Options purchased, at value (premiums paid--$115,680).......                       59,234
Cash........................................................                       41,715
Swap premiums paid..........................................                       22,411
Receivables:
  Securities sold...........................................  $ 20,403,541
  Interest..................................................     4,008,202
  Swaps.....................................................       418,664
  Securities lending........................................         3,869     24,834,276
                                                              ------------
Prepaid expenses............................................                        5,755
                                                                             ------------
Total assets................................................                  572,764,127
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   35,393,750
Unrealized depreciation on swaps............................                    1,426,613
Options written, at value (premiums received--$114,289).....                       80,141
Swap premiums received......................................                       54,673
Payables:
  Securities purchased......................................    59,822,425
  Capital shares redeemed...................................    33,666,960
  Dividends to shareholders.................................     1,870,335
  Swaps.....................................................       807,628
  Variation margin..........................................       320,750
  Investment adviser........................................       165,788
  Other affiliates..........................................         6,908     96,660,794
                                                              ------------
Accrued expenses............................................                       86,697
                                                                             ------------
Total liabilities...........................................                  133,702,668
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $439,061,459
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 600,000,000
  shares authorized.........................................                 $  3,787,263
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            9
Paid-in capital in excess of par............................                  454,902,776
Accumulated distributions in excess of investment
  income--net...............................................  $   (800,787)
Accumulated realized capital losses--net....................   (11,699,460)
Unrealized depreciation--net................................    (7,128,351)
                                                              ------------
Total accumulated losses--net...............................                  (19,628,598)
                                                                             ------------
NET ASSETS..................................................                 $439,061,459
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $439,059,416 and 37,872,629
  shares outstanding........................................                 $      11.59
                                                                             ============
Class II--Based on net assets of $1,021.34 and 88 shares
  outstanding...............................................                 $      11.61
                                                                             ============
Class III--Based on net assets of $1,021.34 and 88 shares
  outstanding...............................................                 $      11.61
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                 $ 12,406,617
Dividends...................................................                       68,214
Securities lending--net.....................................                       34,511
                                                                             ------------
Total income................................................                   12,509,342
                                                                             ------------
------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,090,827
Accounting services.........................................      100,384
Printing and shareholder reports............................       42,006
Custodian fees..............................................       26,507
Professional fees...........................................       21,254
Pricing services............................................       18,997
Interest on securities sold short...........................       18,750
Directors' fees and expenses................................       13,381
Transfer agent fees--Class I................................        2,450
Other.......................................................       22,672
                                                              -----------
Total expenses..............................................                    1,357,228
                                                                             ------------
Investment income--net......................................                   11,152,114
                                                                             ------------
------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   (5,166,527)
  Futures contracts and swaps--net..........................   (2,798,731)
  Options written--net......................................     (372,718)
  Short sales--net..........................................      198,134
  Foreign currency transactions--net........................     (152,867)     (8,292,709)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (7,105,701)
  Options written--net......................................      177,588
  Futures contracts and swaps--net..........................      564,369
  Foreign currency transactions--net........................       12,554      (6,351,190)
                                                              -----------    ------------
Total realized and unrealized loss--net.....................                  (14,643,899)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ (3,491,785)
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 11,152,114      $  22,520,601
Realized loss--net..........................................    (8,292,709)          (453,565)
Change in unrealized appreciation/depreciation--net.........    (6,351,190)        (9,713,426)
                                                              ------------      -------------
Net increase (decrease) in net assets resulting from
  operations................................................    (3,491,785)        12,353,610
                                                              ------------      -------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (11,248,411)       (29,872,057)
  Class II..................................................           (24)               (51)
  Class III.................................................           (24)               (51)
                                                              ------------      -------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (11,248,459)       (29,872,159)
                                                              ------------      -------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (54,447,318)       (87,806,658)
                                                              ------------      -------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (69,187,562)      (105,325,207)
Beginning of period.........................................   508,249,021        613,574,228
                                                              ------------      -------------
End of period*..............................................  $439,061,459      $ 508,249,021
                                                              ============      =============
-----------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $   (800,787)     $    (704,442)
                                                              ============      =============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                      -------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         MONTHS ENDED     --------------------------------------------
FINANCIAL STATEMENTS.                                 JUNE 30, 2006      2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $  11.95       $  12.31    $  12.21    $  12.11    $  11.59
                                                        --------       --------    --------    --------    --------
Investment income--net***...........................         .27            .46         .39         .44         .56
Realized and unrealized gain (loss)--net............        (.35)          (.22)        .15         .13         .52
                                                        --------       --------    --------    --------    --------
Total from investment operations....................        (.08)           .24         .54         .57        1.08
                                                        --------       --------    --------    --------    --------
Less dividends from investment income--net..........        (.28)          (.60)       (.44)       (.47)       (.56)
                                                        --------       --------    --------    --------    --------
Net asset value, end of period......................    $  11.59       $  11.95    $  12.31    $  12.21    $  12.11
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................       (.74%)+        1.98%       4.51%       4.76%       9.57%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .56%*          .53%        .51%        .50%        .50%
                                                        ========       ========    ========    ========    ========
Investment income--net..............................       4.62%*         3.71%       3.17%       3.62%       4.76%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $439,059       $508,247    $613,572    $693,508    $672,305
                                                        ========       ========    ========    ========    ========
Portfolio turnover..................................     116.30%        235.29%     194.07%     254.01%     274.08%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $ 11.96            $ 12.31               $ 12.28
                                                           -------            -------               -------
Investment income--net***.............................         .28                .46                   .10
Realized and unrealized gain (loss)--net..............        (.34)              (.21)                  .03
                                                           -------            -------               -------
Total from investment operations......................        (.06)               .25                   .13
                                                           -------            -------               -------
Less dividends from investment income--net............        (.29)              (.60)                 (.10)
                                                           -------            -------               -------
Net asset value, end of period........................     $ 11.61            $ 11.96               $ 12.31
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       (.61%)@            2.07%                 1.08%@
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .56%*              .53%                  .51%*
                                                           =======            =======               =======
Investment income--net................................       4.73%*             3.79%                 3.40%*
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1            $     1               $     1
                                                           =======            =======               =======
Portfolio turnover....................................     116.30%            235.29%               194.07%
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  11.96           $  12.31               $  12.28
                                                          --------           --------               --------
Investment income--net***.............................         .28                .46                    .10
Realized and unrealized gain (loss)--net..............        (.34)              (.21)                   .03
                                                          --------           --------               --------
Total from investment operations......................        (.06)               .25                    .13
                                                          --------           --------               --------
Less dividends from investment income--net............        (.29)              (.60)                  (.10)
                                                          --------           --------               --------
Net asset value, end of period........................    $  11.61           $  11.96               $  12.31
                                                          ========           ========               ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       (.61%)@            2.07%                  1.08%@
                                                          ========           ========               ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .56%*              .53%                   .51%*
                                                          ========           ========               ========
Investment income--net................................       4.73%*             3.79%                  3.40%*
                                                          ========           ========               ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $      1           $      1               $      1
                                                          ========           ========               ========
Portfolio turnover....................................     116.30%            235.29%                194.07%
                                                          ========           ========               ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Core Bond V.I. Fund (formerly Merrill Lynch Core Bond V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Fund offers multiple classes of shares. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates

--------------------------------------------------------------------------------

also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal

--------------------------------------------------------------------------------

Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

  (j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or "the Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Mercury High Current Income V.I. Fund at the following annual rates: .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and ..35% of average daily net assets in excess of $750 million. For the six months ended June 30, 2006, the aggregate average daily net assets of the Fund and the Company's Mercury High Current Income V.I. Fund was approximately $722,950,000.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% and ..25% of the average daily value of the Fund's

--------------------------------------------------------------------------------

Class II and Class III net assets, respectively. For the six months ended June 30, 2006, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. As of June 30, 2006, the Fund lent securities with a value of $15,753,880 to MLPF&S or its affiliates. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended June 30, 2006, MLIM, LLC received $14,858 in securities lending agent fees.

  For the six months ended June 30, 2006, the Fund reimbursed MLIM $5,585 for certain accounting services.

  In addition, for the six months ended June 30, 2006, MLPF&S earned $88 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales of investments (including paydowns), excluding short-term securities, for the six months ended June 30, 2006 were $533,860,629 and $621,999,460, respectively.

  Transactions in call options written for the six months ended June 30, 2006 were as follows:

-------------------------------------------------------------------
                                             Number of     Premiums
Call Options Written                         Contracts*    Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of period.................................      57        $ 57,000
Options closed.............................     (57)        (57,000)
                                                ---        --------
Outstanding call options written, end of
 period....................................      --              --
                                                ===        ========
-------------------------------------------------------------------

* Some contracts include a notional amount of $1,000,000.

  Transactions in put options written for the six months ended June 30, 2006 were as follows:

-------------------------------------------------------------------
                                            Number of     Premiums
Put Options Written                         Contracts*    Received
-------------------------------------------------------------------
Outstanding put options written, beginning
 of period................................      77        $ 413,855
Options written...........................     223          114,289
Options closed............................     (77)        (413,855)
                                               ---        ---------
Outstanding put options written, end of
 period...................................     223        $ 114,289
                                               ===        =========
-------------------------------------------------------------------

* Some contracts include a notional amount of $1,000,000.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $54,447,318 and $87,806,658 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2006                              Shares      Dollar Amount
--------------------------------------------------------------------
Shares sold...........................    1,762,210    $ 20,604,958
Shares issued to shareholders in
 reinvestment of dividends............      964,894      11,384,722
                                         ----------    ------------
Total issued..........................    2,727,104      31,989,680
Shares redeemed.......................   (7,384,502)    (86,437,046)
                                         ----------    ------------
Net decrease..........................   (4,657,398)   $(54,447,366)
                                         ==========    ============
--------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2005                      Shares       Dollar Amount
-----------------------------------------------------------------
Shares sold........................    4,654,618    $  56,185,919
Shares issued to shareholders in
 reinvestment of dividends.........    2,301,824       27,865,108
                                     -----------    -------------
Total issued.......................    6,956,442       84,051,027
Shares redeemed....................  (14,279,898)    (171,857,779)
                                     -----------    -------------
Net decrease.......................   (7,323,456)   $ (87,806,752)
                                     ===========    =============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends......................    2        $24
                                                    --       ---
Net increase....................................    2        $24
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends......................    4        $47
                                                    --       ---
Net increase....................................    4        $47
                                                    ==       ===
------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends......................    2        $24
                                                    --       ---
Net increase....................................    2        $24
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends......................    4        $47
                                                    --       ---
Net increase....................................    4        $47
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2005, the Fund had a net capital loss carryforward of $456,713, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

 MERCURY DOMESTIC MONEY MARKET V.I. FUND
 -------------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  Our emphasis on short-term money market securities benefited the Fund's yield in an environment of rising short-term interest rates.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Mercury Domestic Money Market V.I. Fund's Class I and Class II Shares paid shareholders net annualized dividends of 4.22% and 4.06%, respectively. The Fund's seven-day yields as of June 30, 2006, were 4.57% for Class I, 4.43% for Class II and 4.76% Class III.

  The Fund's average portfolio maturity at June 30, 2006, was 49 days, compared to 57 days at December 31, 2005. The Fund's average maturity during the six-month period ranged from a low of 43 days to a high of 66 days.

  The U.S. economy rebounded strongly in the first quarter of 2006, with gross domestic product (GDP) rising to a solid annualized growth rate of 5.6% from 1.7% in the fourth quarter of 2005. The economic growth was fueled by consumer and U.S. government spending, as well as healthy corporate profits. The housing sector continued to add positively to GDP growth, reflecting strong housing starts and home sales figures. In addition, the U.S. labor market remained strong, with unemployment well below 5%.

  In the second quarter of 2006, we began to see a decline in economic conditions. Most notable were the cooling housing sector and the weakening labor market. While the unemployment rate averaged approximately 4.7% during the first six months of this year, monthly non-farm payroll data was weaker than expected during the second quarter. In addition, the continued tightening of monetary policy by the Federal Reserve Board (the Fed) caused many investors to worry that the Fed may overshoot a "neutral" federal funds rate and push the economy toward a recession. Fed Chairman Ben Bernanke and the Board appear to view inflation as a greater threat to the economy and are committed to keeping it well contained. While the Fed may be correct in its assessment, the various sectors of the economy are showing signs of weakness in response to the 17 consecutive 25 basis point (.25%) increases in the federal funds rate since June 2004.

  U.S. Treasury yields continued to move higher in the first half of 2006, as the two-year note reached a high of 5.29% on June 28. As the Fed continued to raise interest rates, the Treasury yield curve flattened and has since become marginally inverted, with all maturities out to 30 years (with the exception of the 20-year bond) offering yields below the federal funds rate of 5.25%.

HOW DID YOU MANAGE THE PORTFOLIO DURING THE PERIOD?

  In the early part of 2006, our investment strategy was based on continued strength in the economy, which resulted in the Fed continuing to tighten monetary policy at a "measured" pace. We invested primarily in short-term money market securities with maturities placed around upcoming Federal Open Market Committee (FOMC) meetings and in overnight repurchase agreements. We became more constructive on the market in late January, when we purchased a small amount of longer-term callable U.S. agency and Treasury notes with the belief that the Fed would remove the "measured" reference at its January 31 FOMC meeting and could possibly complete its tightening cycle by the end of the first quarter.

  However, by the end of the first quarter, market sentiment had turned more negative. Ben Bernanke assumed the role of Fed chairman on January 31, leading many observers to anticipate the approach of interest rate stability and neutral monetary policy, with the federal funds rate around the 4.50% mark. Instead, the Fed signaled its concern that higher energy prices and tighter labor markets would lead to inflationary pressures and continued to raise short-term interest rates. Since then, the Fed has gone on to tighten another 75 basis points, bringing the federal funds rate to 5.25% by the end of June. We remained cautious in our investment strategy during this time. We continued to purchase short-term money market securities and brought the average duration of the portfolio down to the high 40-day area by the end of the period.

  In addition, the strong demand for Treasury issues by foreign buyers in the second quarter of this year continued to hold down yields. As a result, we have found that longer-term U.S. agency fixed and callable bonds are expensive relative to the London InterBank Offered Rate (LIBOR) curve. With uncertainty over when the Fed will pause in its tightening policy, we have invested most of the Fund's assets in the short end of the money market yield curve. Issuance

--------------------------------------------------------------------------------

in one-month and three-month asset-backed commercial paper has provided the market with ample supply, allowing us to acquire these securities at attractive levels.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  The most recent interest rate hike on June 29 represented the 17th consecutive time that the Fed has raised short-term interest rates since June 2004. However, for the first time since the tightening cycle began, the Fed did not explicitly state that another interest rate increase was under consideration. Investors interpreted this as a sign that the Fed was pausing, and while it does not rule out another interest rate increase, further tightening will depend on upcoming economic data. The futures market recently lowered the odds of another interest rate hike at the August 8 FOMC meeting to 65% from 80%.

  Whether the Fed pauses or tightens again by the end of the third quarter, we believe the tightening cycle is close to an end. Currently, the Fund is conservatively positioned, as we believe there still is a risk that the Fed will overshoot what is considered a neutral federal funds rate, as it sometimes has, and raise the target rate too high. If that is the case, we would view it as an opportunity to buy longer-term securities for the Fund.

  The Fund's composition, as a percent of net assets, at the end of June and as of our last report to shareholders is detailed below:

-------------------------------------------------------------------
                                                6/30/06    12/31/05
-------------------------------------------------------------------
Bank Notes....................................     2.2%       2.3%
Certificates of Deposit.......................     4.3         --
Commercial Paper..............................    63.6       57.6
Corporate Bonds...............................      --        0.9
Funding Agreements............................     7.3        7.7
Master Notes..................................      --        0.9
Medium-Term Notes.............................     5.7        7.0
Repurchase Agreements.........................     4.9        7.0
U.S. Government, Agency and Instrumentality
 Obligations--Non-Discount....................    12.4       16.2
Liabilities in Excess of Other Assets.........    (0.4)        --
Other Assets Less Liabilities.................      --        0.4
                                                 -----      -----
TOTAL.........................................   100.0%     100.0%
                                                 =====      =====
-------------------------------------------------------------------

Jacqueline Rogers
Vice President and Portfolio Manager

July 11, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2006 TO
                                                              JANUARY 1, 2006   JUNE 30, 2006     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.40           $2.96
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,019.70           $3.66
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,021.00           $2.96
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.87           $2.96
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.17           $3.66
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,021.87           $2.96
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.59% for Class I, .73% for Class II and .59% for Class
   III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class III has money from an affiliated entity and is not accruing its distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately .84%, and the actual and hypothetical expenses paid would have been approximately $4.21.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Schedule of Investments as of June 30, 2006
--------------------------------------------------------------------------------

                                     FACE                                            INTEREST    MATURITY
                                   AMOUNT                    ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--2.2%              $ 3,500,000    Bank of America, NA(a)...............    5.31 %     8/10/2006  $  3,500,000
                                2,600,000    LaSalle National Bank................    4.10       7/26/2006     2,598,048
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL BANK NOTES
                                             (COST--$6,100,000)...........................................     6,098,048
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                12,000,000    First Tennessee Bank NA..............    5.29       7/26/2006    12,000,000
DEPOSIT--4.3%
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL CERTIFICATES OF DEPOSIT
                                             (COST--$12,000,000)..........................................    12,000,000
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--63.6%         5,550,000    CAFCO, LLC...........................    5.04       7/10/2006     5,544,561
                                2,500,000    CAFCO, LLC...........................    5.25       8/08/2006     2,486,875
                                2,000,000    CC (USA) Inc. (Centauri).............    5.31       8/16/2006     1,987,020
                                2,000,000    CC (USA) Inc. (Centauri).............    5.30       8/18/2006     1,986,456
                                7,500,000    Chariot Funding, LLC.................    5.20       7/18/2006     7,483,750
                                3,000,000    Ciesco, LLC..........................    5.28       8/07/2006     2,984,600
                                1,703,000    Ciesco, LLC..........................    5.28       8/16/2006     1,692,010
                                1,283,000    Ciesco, LLC..........................    5.29       8/17/2006     1,274,516
                                7,000,000    Ciesco, LLC..........................    5.33       8/21/2006     6,949,217
                               11,380,000    Clipper Receivables Corp.............    5.13       7/10/2006    11,368,648
                               12,000,000    CRC Funding, LLC.....................    5.36       8/28/2006    11,899,947
                               10,466,000    Edison Asset Securitization, LLC.....    5.06       7/05/2006    10,463,062
                                2,500,000    Edison Asset Securitization, LLC.....    5.25       7/28/2006     2,490,885
                               13,000,000    FCAR Owner Trust.....................    5.15       7/12/2006    12,983,263
                                9,000,000    Goldman Sachs Group, Inc.............    5.23       7/06/2006     8,996,077
                                5,500,000    Jupiter Securitization Corp..........    5.06       7/06/2006     5,497,681
                                4,000,000    Kitty Hawk Funding Corp..............    5.25       7/20/2006     3,990,083
                               10,000,000    Morgan Stanley.......................    5.27       7/07/2006     9,994,144
                                1,700,000    Morgan Stanley(a)....................    5.383     11/17/2006     1,700,000
                                5,000,000    New Center Asset Trust...............    5.07       7/06/2006     4,997,888
                                7,750,000    New Center Asset Trust...............    5.10       7/10/2006     7,742,315
                               10,000,000    PACCAR Financial Corp................    5.22       8/17/2006     9,937,480
                                7,250,000    Preferred Receivables Funding Corp...    5.20       7/18/2006     7,234,292
                                4,000,000    Ranger Funding Co., LLC..............    5.28       8/08/2006     3,978,920
                                7,500,000    Ranger Funding Co., LLC..............    5.30       8/10/2006     7,458,042
                                3,900,000    The Southern Company Funding
                                               Corp. .............................    5.22       7/05/2006     3,898,869
                                8,000,000    The Southern Company Funding
                                               Corp. .............................    5.21       7/10/2006     7,991,896
                               13,000,000    Variable Funding Capital Corp........    5.17       7/25/2006    12,958,927
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (COST--$177,968,569).........................................   177,971,424
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--7.3%        5,000,000    MetLife Funding, Inc.(a)(b)..........    5.189      4/02/2007     5,000,000
                               10,500,000    Monumental Life Insurance Co.(a)(b)..    5.269     11/22/2006    10,500,000
                                5,000,000    New York Life Insurance Co.(a)(b)....    5.396      5/25/2007     5,000,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL FUNDING AGREEMENTS
                                             (COST--$20,500,000)..........................................    20,500,000
------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES--5.7%         8,695,000    General Electric Capital Corp.(a)....    5.352      7/17/2007     8,695,000
                                4,100,000    Goldman Sachs Group, Inc.(a).........    5.219      7/13/2007     4,100,000
                                1,500,000    MetLife Funding, Inc.(a).............    5.148      7/06/2007     1,500,000
                                1,750,000    MetLife Funding, Inc.(a).............    5.259      7/16/2007     1,750,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL MEDIUM-TERM NOTES
                                             (COST--$16,045,000)..........................................    16,045,000
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &       3,000,000    Fannie Mae...........................    4.00       8/08/2006     2,996,298
INSTRUMENTALITY                 1,000,000    Fannie Mae...........................    3.00       9/20/2006       994,764
OBLIGATIONS--
NON-DISCOUNT--12.4%             1,800,000    Fannie Mae...........................    4.15       7/13/2007     1,775,542
                                2,350,000    Fannie Mae...........................    4.875      1/11/2008     2,328,488
                                  800,000    Fannie Mae...........................    4.96       2/08/2008       793,168

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)
--------------------------------------------------------------------------------

                                     FACE                                            INTEREST    MATURITY
                                   AMOUNT                    ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &
INSTRUMENTALITY
OBLIGATIONS--NON-DISCOUNT
(CONCLUDED)
                              $ 2,500,000    Federal Home Loan Bank System(a).....    3.25 %     7/21/2006  $  2,497,753
                                2,605,000    Federal Home Loan Bank System(a).....    2.375      8/15/2006     2,596,206
                                4,000,000    Federal Home Loan Bank System(a).....    5.169      8/21/2006     3,999,680
                                2,500,000    Federal Home Loan Bank System(a).....    3.80      12/29/2006     2,478,945
                                1,000,000    Federal Home Loan Bank System........    3.45       1/10/2007       989,283
                                1,000,000    Federal Home Loan Bank System(a).....    4.00       6/13/2007       985,401
                                1,500,000    Federal Home Loan Bank System........    4.00       6/22/2007     1,478,193
                                  800,000    Federal Home Loan Bank System........    4.21       9/14/2007       787,612
                                1,800,000    Freddie Mac(a).......................    3.82       7/14/2006     1,799,321
                                1,500,000    Freddie Mac..........................    5.50       7/09/2007     1,497,546
                                1,300,000    Freddie Mac..........................    4.45       9/28/2007     1,283,571
                                  600,000    Freddie Mac..........................    4.595     10/05/2007       593,351
                                1,000,000    Freddie Mac..........................    4.625     10/05/2007       989,277
                                  900,000    Freddie Mac..........................    4.655     10/11/2007       890,564
                                1,000,000    Freddie Mac..........................    4.705     10/11/2007       990,122
                                1,000,000    Freddie Mac..........................    4.75      10/24/2007       989,453
                                  900,000    U.S. Treasury Notes..................    4.375      1/31/2008       888,785
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT, AGENCY & INSTRUMENTALITY
                                             OBLIGATIONS--NON-DISCOUNT (COST--$34,822,168)................    34,623,323
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--4.9%    13,620,000    UBS Securities LLC, purchased on 6/30/2006 to
                                               yield 5.18% to 7/03/2006, repurchase price $13,625,879
                                               collateralized by Resolution Funding Stripped Interest, due
                                               10/15/2013--10/15/2021 and Tennessee Valley Authority,
                                               5.625% due 1/18/2011.......................................    13,620,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (COST--$13,620,000)..........................................    13,620,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS
                                             (COST--$281,055,737**)--100.4%...............................   280,857,795
                                             LIABILITIES IN EXCESS OF OTHER ASSETS--(0.4%)................    (1,250,202)
                                                                                                            ------------
                                             NET ASSETS--100.0%...........................................  $279,607,593
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes: the interest rates shown are the rates in effect at June 30, 2006.

** Cost for federal income tax purposes.

(a) Variable rate security.

(b) Restricted securities as to resale, representing 7.3% of net assets were as follows:

-------------------------------------------------------------------------------------------------------
                                                              ACQUISITION
                           ISSUE                                 DATES          COST           VALUE
-------------------------------------------------------------------------------------------------------
MetLife Funding, Inc., 5.189% due 4/02/2007.................   4/03/2006     $ 5,000,000    $ 5,000,000
Monumental Life Insurance Co., 5.269% due 11/22/2006........  10/26/2005      10,500,000     10,500,000
New York Life Insurance Co., 5.396% due 5/25/2007...........   5/26/2006       5,000,000      5,000,000
-------------------------------------------------------------------------------------------------------
TOTAL.......................................................                 $20,500,000    $20,500,000
                                                                             ==========================
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$281,055,737).......................................                $280,857,795
Cash........................................................                      19,823
Receivables:
  Interest..................................................  $  668,468
  Capital shares sold.......................................     263,365         931,833
                                                              ----------
Prepaid expenses............................................                       2,684
                                                                            ------------
Total assets................................................                 281,812,135
                                                                            ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................   2,061,459
  Investment adviser........................................     106,753
  Other affiliates..........................................       3,652
  Distributor...............................................         440       2,172,304
                                                              ----------
Accrued expenses and other liabilities......................                      32,238
                                                                            ------------
Total liabilities...........................................                   2,204,542
                                                                            ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                $279,607,593
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value,
  3,300,000,000 shares authorized...........................                $ 27,645,204
Class II Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized...........................                     335,638
Class III Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized...........................                         105
Paid-in capital in excess of par............................                 251,824,588
Undistributed investment income--net........................  $    1,842
Accumulated realized capital losses--net....................      (1,842)
Unrealized depreciation--net................................    (197,942)
                                                              ----------
Total accumulated losses--net...............................                    (197,942)
                                                                            ------------
NET ASSETS..................................................                $279,607,593
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $276,250,273 and 276,452,036
  shares outstanding........................................                $       1.00
                                                                            ============
Class II--Based on net assets of $3,356,266 and 3,356,377
  shares outstanding........................................                $       1.00
                                                                            ============
Class III--Based on net assets of $1,054 and 1,054 shares
  outstanding...............................................                $       1.00
                                                                            ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................              $6,220,901
                                                                          ----------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $658,509
Accounting services.........................................    45,731
Printing and shareholder reports............................    28,466
Professional fees...........................................    15,474
Custodian fees..............................................     8,971
Directors' fees and expenses................................     6,896
Transfer agent fees--Class I................................     2,181
Distribution fees--Class II.................................       741
Pricing services............................................       592
Transfer agent fees--Class II...............................         8
Other.......................................................     5,360
                                                              --------
Total expenses..............................................                 772,929
                                                                          ----------
Investment income--net......................................               5,447,972
                                                                          ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS--NET:
Realized loss on investments--net...........................                     (59)
Change in unrealized depreciation on investments--net.......                 (43,835)
                                                                          ----------
Total realized and unrealized loss--net.....................                 (43,894)
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $5,404,078
                                                                          ==========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  5,447,972      $  7,584,643
Realized loss--net..........................................           (59)           (1,368)
Change in unrealized depreciation--net......................       (43,835)           28,970
                                                              ------------      ------------
Net increase in net assets resulting from operations........     5,404,078         7,612,245
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (5,426,732)       (7,580,916)
  Class II..................................................       (21,159)           (2,331)
  Class III.................................................           (22)              (28)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (5,447,913)       (7,583,275)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................    12,599,086       (47,381,874)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    12,555,251       (47,352,904)
Beginning of period.........................................   267,052,342       314,405,246
                                                              ------------      ------------
End of period*..............................................  $279,607,593      $267,052,342
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $      1,842      $      1,783
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                      -------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         MONTHS ENDED     --------------------------------------------
FINANCIAL STATEMENTS.                                 JUNE 30, 2006      2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
                                                        --------       --------    --------    --------    --------
Investment income--net..............................       .0205          .0266       .0092       .0072       .0147
Realized and unrealized gain (loss)--net............      (.0002)         .0001      (.0009)     (.0004)     (.0007)
                                                        --------       --------    --------    --------    --------
Total from investment operations....................       .0203          .0267       .0083       .0068       .0140
                                                        --------       --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net............................      (.0205)        (.0266)     (.0092)     (.0072)     (.0147)
  Realized gain--net................................          --             --          --          --+         --+
                                                        --------       --------    --------    --------    --------
Total dividends and distributions...................      (.0205)        (.0266)     (.0092)     (.0072)     (.0147)
                                                        --------       --------    --------    --------    --------
Net asset value, end of period......................    $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................       2.04%@         2.66%        .92%        .73%       1.49%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .59%*          .59%        .57%        .57%        .57%
                                                        ========       ========    ========    ========    ========
Investment income and realized gain (loss)--net.....       4.14%*         2.63%        .89%        .73%       1.47%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $276,250       $267,028    $314,351    $428,938    $545,630
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $(.0001) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        FEBRUARY 13, 2004++
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $  1.00            $  1.00               $  1.00
                                                           -------            -------               -------
Investment income--net................................       .0197              .0251                 .0071
Realized and unrealized gain(loss)--net...............      (.0001)            (.0003)                   --+
                                                           -------            -------               -------
Total from investment operations......................       .0196              .0248                 .0071
                                                           -------            -------               -------
Less dividends from investment income--net............      (.0197)            (.0251)               (.0071)
                                                           -------            -------               -------
Net asset value, end of period........................     $  1.00            $  1.00               $  1.00
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       1.97%@             2.51%                  .72%@
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .73%*              .73%                  .72%*
                                                           =======            =======               =======
Investment income and realized gain (loss)--net.......       4.28%*             2.21%                  .98%*
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $ 3,356            $    23               $    53
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $.0001 per share.

++  Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                 CLASS III
                                                        -----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004++
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $  1.00            $  1.00                $  1.00
                                                           -------            -------                -------
Investment income--net................................       .0211              .0278                  .0040
Realized and unrealized gain--net.....................      (.0004)             .0001                     --+
                                                           -------            -------                -------
Total from investment operations......................       .0207              .0279                  .0040
                                                           -------            -------                -------
Less dividends from investment income--net............      (.0211)            (.0278)                (.0040)
                                                           -------            -------                -------
Net asset value, end of period........................     $  1.00            $  1.00                $  1.00
                                                           =======            =======                =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       2.10%@             2.80%                   .40%@
                                                           =======            =======                =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .59%*              .59%                   .57%*
                                                           =======            =======                =======
Investment income and realized gain (loss)--net.......       4.21%*             3.25%                  1.44%*
                                                           =======            =======                =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1            $     1                $     1
                                                           =======            =======                =======
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $.0001 per share.

++  Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Domestic Money Market V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than 60 days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing 60 days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities,

--------------------------------------------------------------------------------

it receives a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets. Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the six months ended June 30, 2006, the distribution fees were not accrued for Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC, may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM.

  For the six months ended June 30, 2006, the Fund reimbursed MLIM $2,459 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $12,599,086 and $(47,381,874) for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

----------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2006                               Shares       Dollar Amount
----------------------------------------------------------------------
Shares sold..........................     100,740,123    $100,740,123
Shares issued to shareholders in
 reinvestment of dividends...........       5,427,832       5,427,832
                                         ------------    ------------
Total issued.........................     106,167,955     106,167,955
Shares redeemed......................     (96,902,103)    (96,902,103)
                                         ------------    ------------
Net increase.........................       9,265,852    $  9,265,852
                                         ============    ============
----------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2005                      Shares       Dollar Amount
-----------------------------------------------------------------
Shares sold.......................   136,743,657    $ 136,743,657
Shares issued to shareholders in
 reinvestment of dividends........     7,582,453        7,582,453
                                    ------------    -------------
Total issued......................   144,326,110      144,326,110
Shares redeemed...................  (191,677,999)    (191,677,999)
                                    ------------    -------------
Net decrease......................   (47,351,889)   $ (47,351,889)
                                    ============    =============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                  Dollar
June 30, 2006                               Shares        Amount
------------------------------------------------------------------
Shares sold..............................  4,268,481    $4,268,481
Shares issued to shareholders in
 reinvestment of dividends...............     21,148        21,148
                                           ---------    ----------
Total issued.............................  4,289,629     4,289,629
Shares redeemed..........................   (956,449)     (956,449)
                                           ---------    ----------
Net increase.............................  3,333,180    $3,333,180
                                           =========    ==========
------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2005                            Shares      Amount
-----------------------------------------------------------------
Shares sold...............................   942,479    $ 942,479
Shares issued to shareholders in
 reinvestment of dividends................     2,331        2,331
                                            --------    ---------
Total issued..............................   944,810      944,810
Shares redeemed...........................  (974,795)    (974,795)
                                            --------    ---------
Net decrease..............................   (29,985)   $ (29,985)
                                            ========    =========
-----------------------------------------------------------------

-------------------------------------------------------------------------
                                                                   Dollar
Class III Shares for the Six Months Ended June 30, 2006  Shares    Amount
-------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends.........................................        54       $54
                                                           --       ---
Net increase.......................................        54       $54
                                                           ==       ===
-------------------------------------------------------------------------

-----------------------------------------------------------------------
                                                                 Dollar
Class III Shares for the Year Ended December 31, 2005  Shares    Amount
-----------------------------------------------------------------------
Shares sold.......................................       --       $--
                                                         --       ---
Net increase......................................       --       $--
                                                         ==       ===
-----------------------------------------------------------------------

4. CAPITAL LOSS CARRYFORWARD:

On December 31, 2005, the Fund had a net capital loss carryforward of $1,783, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       MERCURY FUNDAMENTAL GROWTH V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  Amid a challenging investment environment, particularly for growth stocks, the Fund provided favorable returns relative to the S&P 500 Citigroup Growth Index.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Fundamental Growth V.I. Fund's Class I Shares posted a total return of +0.76%. For the same period, the benchmark Standard & Poor's (S&P) 500 Citigroup Growth Index returned -0.94% while the broader U.S. equity market, as measured by the S&P 500 Index, returned +2.71%.

  Equity markets ended the six-month period on a volatile note. After several quarters of favorable performance, many markets (U.S. and global) had become extended and overdue for a price correction. This was largely triggered by fears of reduced levels of global liquidity emanating mainly from the United States and Japan. The implications of lower global liquidity have had the effect of increasing risk premium levels and decreasing stock market valuations. For differing reasons, monetary policy in these two countries, as well as other regions, had taken on a "tighter" perspective in terms of investor expectations of higher interest rates. In the United States, inflationary concerns surfaced amid increased uncertainty surrounding the change of leadership at the Federal Reserve Board (the Fed). While it is likely close to the end of a two-year monetary tightening campaign, the Fed must demonstrate resolve to tactfully manage inflation expectations without damaging underlying economic growth. Investors are clearly uneasy around this important inflection point.

  Amid these challenging conditions, the Fund provided above-average returns relative to the S&P 500 Citigroup Growth Index. The strong performance was attributable to successful stock selection in the consumer discretionary sector and the combination of good stock selection and favorable relative weightings in the energy and industrials sectors. Top-performing stocks included energy equipment service companies Schlumberger Ltd., Baker Hughes, Inc., Halliburton Co. and Transocean, Inc.; specialty retailer Starbucks Corp.; industrial equipment company Caterpillar, Inc.; and aerospace company Boeing Co.

  Offsetting these positives somewhat were disappointing results from our health care holdings. Overall, health care companies have faced a challenging operating environment as regulatory issues, fundamental disappointments and lackluster investor sentiment have negatively impacted the sector. Alcon, Inc., UnitedHealth Group, Inc., WellPoint, Inc. and Genzyme Corp. were among the individual health care stocks that detracted from performance during the period.

  Fund performance was not as favorable compared to the broad-market S&P 500 Index. However, this reflects the significant outperformance of value stocks within the index, which are not represented in the Fund's portfolio. The S&P 500 Citigroup Value Index, with a six-month return of +6.52%, significantly outpaced the negative absolute return of the S&P 500 Citigroup Growth Index.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We made minor changes to the composition of the portfolio during the period. Specifically, we restructured some of our health care holdings and marginally reduced the Fund's exposure to the consumer discretionary and materials sectors. We increased exposure to the information technology and energy sectors, and marginally added to our position in financials.

  New purchases during the period included Charles Schwab & Co., Inc. (financials), Novartis AG (health care), SAP AG (information technology), GlaxoSmithKline Plc (health care) and Paychex, Inc. (information technology). Sales included Wynn Resorts Ltd. (consumer discretionary), eBay Inc. (information technology), Caremark Rx, Inc. (health care), UnitedHealth Group, Inc. (health care) and The Dow Chemical Co. (industrials). These transactions reflected our ongoing review of the portfolio, as we continue to look for stocks that best meet our investment criteria while selling those that have deteriorated compared to our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  While U.S. economic growth is slowing to a typical later-cycle trend rate of expansion (that is, in the area of 3%), many other global economies are experiencing strong rates of growth. This is an important consideration, as

--------------------------------------------------------------------------------

most of the Fund's investments are multinational companies that rely on the health of the global economy. Specifically, China and India are generating real rates of economic growth close to 10% per year, thereby serving as key contributors to this scenario. Although we are not expecting a significant slowdown in the U.S. economy, we are cautious given the unfolding housing slowdown and the potential negative impact that higher energy prices could have on consumers' budgets.

  At the close of the period, the Fund had overweight positions in the energy, industrials and materials sectors, reflecting our view that economic growth on a global basis will continue to be relatively strong. Within the energy sector, we are focused on the drilling, service and refining industries. We continue to believe that the business outlook for the energy services industry is as strong as it has been in many years. As such, we maintain our overweight commitment to these companies. Generally, we favor later-cycle industrial companies over consumer-related investments, since we are concerned about the ability of the U.S. consumer to maintain the recent high levels of spending activity.

  The portfolio ended the period underweight in information technology, which reflects our lack of conviction in the outlook for and fundamentals of the sector. Still, we recently added select information technology names to the portfolio in an effort to manage our historically underweighted position. Additionally, the Fund continues to be underweight in the consumer staples, health care, financials and consumer discretionary sectors.

Thomas E. Burke, CFA
Portfolio Manager

July 11, 2006

  After a distinguished 38-year career, the Fund's Portfolio Manager, Larry Fuller, announced his retirement from the investment management business, effective March 31, 2006. Thomas E. Burke, who worked closely with Mr. Fuller for 13 years, became Portfolio Manager of the Fund, effective the same date. Mr. Burke has been a Director of Merrill Lynch Investment Managers (MLIM) since 1998. Mr. Fuller has been a successful portfolio manager highly regarded for his experience, insights and warmth. His colleagues at MLIM join the Fund's Board of Directors in wishing Mr. Fuller well in his retirement.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +9.05%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         +0.68
--------------------------------------------------------------------------
Inception (4/03/00) through 6/30/06                              -3.23
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           + 9.18%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +10.12
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           + 9.18%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +10.12
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +0.76%         +9.05%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +0.76          +9.18
-----------------------------------------------------------------------------------------
Class III Shares*                                                +0.76          +9.18
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +2.71          +8.63
-----------------------------------------------------------------------------------------
S&P 500 Citigroup Growth Index***                                -0.94          +2.66
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of the NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2006 TO
                                                              JANUARY 1, 2006   JUNE 30, 2006     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,007.60           $3.80
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,007.60           $3.80
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,007.60           $3.80
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.11           $3.83
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.11           $3.83
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,021.11           $3.83
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.76% for Class I, .76% for Class II and .76% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .91% and 1.01%, the actual expenses paid would have been $4.55 and $5.06, and the hypothetical expenses paid would have been approximately $4.58 and $5.09 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Energy......................................................        20.9%
Industrials.................................................        14.3
Health Care.................................................        13.2
Information Technology......................................        11.8
Consumer Discretionary......................................        11.7
Materials...................................................         6.6
Financials..................................................         5.7
Consumer Staples............................................         4.0
Other*......................................................        11.8
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Schedule of Investments as of June 30, 2006
--------------------------------------------------------------------------------

                                                 SHARES
INDUSTRY                                           HELD                     COMMON STOCKS                     VALUE
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.5%                        28,200      Boeing Co. ................................  $  2,309,862
                                                 29,800      Lockheed Martin Corp. .....................     2,137,852
                                                 29,400      United Technologies Corp. .................     1,864,548
                                                                                                          ------------
                                                                                                             6,312,262
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.8%                                  42,800      PepsiCo, Inc. .............................     2,569,712
-----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--3.7%                              52,000      Amgen, Inc.(c).............................     3,391,960
                                                 29,700      Genzyme Corp.(c)...........................     1,813,185
                                                                                                          ------------
                                                                                                             5,205,145
-----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.9%                           131,900      The Charles Schwab Corp. ..................     2,107,762
                                                 15,700      Franklin Resources, Inc. ..................     1,362,917
                                                 31,900      Janus Capital Group, Inc. .................       571,010
                                                                                                          ------------
                                                                                                             4,041,689
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS--6.1%                                  43,900      Air Products & Chemicals, Inc. ............     2,806,088
                                                 41,300      E.I. du Pont de Nemours & Co. .............     1,718,080
                                                 56,700      Nalco Holding Co.(c).......................       999,621
                                                 57,900      Praxair, Inc. .............................     3,126,600
                                                                                                          ------------
                                                                                                             8,650,389
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.4%                   32,000      QUALCOMM, Inc. ............................     1,282,240
                                                 62,700      Telefonaktiebolaget LM Ericsson(a)(d)......     2,071,608
                                                                                                          ------------
                                                                                                             3,353,848
-----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.1%                  9,600      Fluor Corp. ...............................       892,128
                                                  7,800      Jacobs Engineering Group, Inc.(c)..........       621,192
                                                                                                          ------------
                                                                                                             1,513,320
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.6%             59,500      Bank of America Corp. .....................     2,861,950
                                                 45,000      Citigroup, Inc. ...........................     2,170,800
                                                                                                          ------------
                                                                                                             5,032,750
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%                       17,600      Emerson Electric Co. ......................     1,475,056
-----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--14.4%               34,700      Baker Hughes, Inc.(d)......................     2,840,195
                                                 49,000      Grant Prideco, Inc.(c).....................     2,192,750
                                                 45,000      Halliburton Co.(d).........................     3,339,450
                                                 35,000      National Oilwell Varco, Inc.(c)............     2,216,200
                                                 68,500      Schlumberger Ltd. .........................     4,460,035
                                                 49,100      Transocean, Inc.(c)(d).....................     3,943,712
                                                 27,200      Weatherford International Ltd.(c)..........     1,349,664
                                                                                                          ------------
                                                                                                            20,342,006
-----------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.5%                   25,000      SYSCO Corp. ...............................       764,000
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.3%           46,300      Alcon, Inc.(d).............................     4,562,865
                                                 33,000      Medtronic, Inc. ...........................     1,548,360
                                                                                                          ------------
                                                                                                             6,111,225
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.3%           19,300      Sierra Health Services, Inc.(c)............       869,079
                                                 51,800      WellPoint, Inc.(c).........................     3,769,486
                                                                                                          ------------
                                                                                                             4,638,565
-----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.5%              77,000      Starbucks Corp.(c).........................     2,907,520
                                                  7,100      Station Casinos, Inc. .....................       483,368
                                                 30,200      Yum! Brands, Inc. .........................     1,518,154
                                                                                                          ------------
                                                                                                             4,909,042
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--3.4%                         85,500      Procter & Gamble Co. ......................     4,753,800
-----------------------------------------------------------------------------------------------------------------------
IT SERVICES--5.8%                                31,200      Cognizant Technology Solutions
                                                               Corp.(c)(d)..............................     2,101,944
                                                 28,800      Infosys Technologies Ltd. .................     1,926,015
                                                 35,200      Paychex, Inc. .............................     1,372,096
                                                123,600      Satyam Computer Services Ltd. .............     1,905,142
                                                 25,400      Tata Consultancy Services Ltd. ............       959,259
                                                                                                          ------------
                                                                                                             8,264,456
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--6.1%                   34,900      3M Co. ....................................     2,818,873
                                                176,200      General Electric Co. ......................     5,807,552
                                                                                                          ------------
                                                                                                             8,626,425
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                                 SHARES
INDUSTRY                                           HELD                     COMMON STOCKS                     VALUE
-----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--3.1%                3,300      Google, Inc. Class A(c)....................  $  1,383,789
                                                 88,700      Yahoo!, Inc.(c)............................     2,927,100
                                                                                                          ------------
                                                                                                             4,310,889
-----------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.5%             12,100      Covance, Inc.(c)...........................       740,762
-----------------------------------------------------------------------------------------------------------------------
MACHINERY--3.2%                                  24,600      Caterpillar, Inc. .........................     1,832,208
                                                 28,500      ITT Corp. .................................     1,410,750
                                                 44,700      Pall Corp. ................................     1,251,600
                                                                                                          ------------
                                                                                                             4,494,558
-----------------------------------------------------------------------------------------------------------------------
MEDIA--1.5%                                      69,800      Walt Disney Co. ...........................     2,094,000
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.2%                            28,800      Rio Tinto Ltd. ............................     1,664,678
-----------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--8.8%               120,300      Exxon Mobil Corp. .........................     7,380,405
                                                 25,500      Sunoco, Inc. ..............................     1,766,895
                                                 50,300      Valero Energy Corp. .......................     3,345,956
                                                                                                          ------------
                                                                                                            12,493,256
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--2.9%                            53,000      GlaxoSmithKline Plc........................     1,481,181
                                                 21,100      MGI Pharma, Inc.(c)........................       453,650
                                                 39,000      Novartis AG Registered Shares..............     2,107,592
                                                                                                          ------------
                                                                                                             4,042,423
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR                   27,000      Marvell Technology Group Ltd.(a)(c)........     1,196,910
EQUIPMENT--0.8%
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE--1.0%                                   28,000      SAP AG(a)..................................     1,470,560
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.0%                          115,250      Staples, Inc. .............................     2,802,880
-----------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.7%           72,700      Coach, Inc.(c).............................     2,173,730
                                                 20,200      Nike, Inc. Class B.........................     1,636,200
                                                                                                          ------------
                                                                                                             3,809,930
-----------------------------------------------------------------------------------------------------------------------
TOBACCO--2.1%                                    41,000      Altria Group, Inc. ........................     3,010,630
-----------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS
                                                             (COST--$121,251,161)--98.2%................   138,695,166
-----------------------------------------------------------------------------------------------------------------------
                                             BENEFICIAL
                                               INTEREST                 SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
                                            $ 3,393,561      Merrill Lynch Liquidity Series, LLC Cash
                                                               Sweep Series I, 4.78%(b)(e)..............     3,393,561
                                             15,207,000      Merrill Lynch Liquidity Series, LLC Money
                                                               Market Series, 5.22%(b)(e)(f)............    15,207,000
-----------------------------------------------------------------------------------------------------------------------
                                                             TOTAL SHORT-TERM SECURITIES
                                                             (COST--$18,600,561)--13.2%.................    18,600,561
-----------------------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS
                                                             (COST--$139,851,722*)--111.4%..............   157,295,727
                                                             LIABILITIES IN EXCESS OF OTHER
                                                             ASSETS--(11.4%)............................   (16,098,476)
                                                                                                          ------------
                                                             NET ASSETS--100.0%.........................  $141,197,251
                                                                                                          ============
-----------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $139,950,991
                                                               ============
Gross unrealized appreciation...............................   $ 19,733,458
Gross unrealized depreciation...............................     (2,388,722)
                                                               ------------
Net unrealized appreciation.................................   $ 17,344,736
                                                               ============

(a)  Depositary receipts.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)
--------------------------------------------------------------------------------

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(3,478,436)   $70,043
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $ 5,860,100    $12,439
--------------------------------------------------------------------------------------

(c)  Non-income producing security.

(d) Security, or a portion of security, is on loan.

(e) Represents the current yield as of 6/30/2006.

(f)  Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $14,992,882) (identified
  cost--$121,251,161).......................................                  $138,695,166
Investments in affiliated securities, at value (identified
  cost--$18,600,561)........................................                    18,600,561
Cash........................................................                           916
Receivables:
  Dividends.................................................  $    142,513
  Capital shares sold.......................................         6,245
  Securities lending........................................           781         149,539
                                                              ------------
Prepaid expenses............................................                         1,677
                                                                              ------------
Total assets................................................                   157,447,859
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    15,207,000
Payables:
  Capital shares redeemed...................................       535,693
  Securities purchased......................................       409,324
  Investment adviser........................................        69,828
  Other affiliates..........................................         3,074       1,017,919
                                                              ------------
Accrued expenses............................................                        25,689
                                                                              ------------
Total liabilities...........................................                    16,250,608
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $141,197,251
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  1,771,102
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            15
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            15
Paid-in capital in excess of par............................                   133,288,566
Undistributed investment income--net........................  $    547,377
Accumulated realized capital losses--net....................   (11,853,902)
Unrealized appreciation--net................................    17,444,078
                                                              ------------
Total accumulated earnings--net.............................                     6,137,553
                                                                              ------------
NET ASSETS..................................................                  $141,197,251
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $141,194,885 and 17,711,021
  shares outstanding........................................                  $       7.97
                                                                              ============
Class II--Based on net assets of $1,183 and 148.32 shares
  outstanding...............................................                  $       7.98
                                                                              ============
Class III--Based on net assets of $1,183 and 148.32 shares
  outstanding...............................................                  $       7.98
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $19,631 foreign withholding tax)..........                 $ 1,118,386
Interest from affiliates....................................                      70,043
Securities lending--net.....................................                      12,439
                                                                             -----------
Total income................................................                   1,200,868
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   548,186
Accounting services.........................................       36,024
Custodian fees..............................................       18,626
Professional fees...........................................       15,323
Printing and shareholder reports............................       10,914
Directors' fees and expenses................................        5,025
Transfer agent fees--Class I................................        2,406
Pricing services............................................          823
Other.......................................................        6,551
                                                              -----------
Total expenses..............................................                     643,878
                                                                             -----------
Investment income--net......................................                     556,990
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................    7,815,403
  Options written--net......................................       37,105
  Foreign currency transactions--net........................      (12,579)     7,839,929
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net (including $7,671 deferred foreign
    capital gain tax credit)................................   (6,849,322)
  Foreign currency transactions--net........................           73     (6,849,249)
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                     990,680
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 1,547,670
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    556,990      $  1,022,108
Realized gain--net..........................................     7,839,929        13,154,992
Change in unrealized appreciation/depreciation--net.........    (6,849,249)       (1,136,701)
                                                              ------------      ------------
Net increase in net assets resulting from operations........     1,547,670        13,040,399
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --          (999,995)
  Class II..................................................            --                (7)
  Class III.................................................            --                (7)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................            --        (1,000,009)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (39,045,022)      (32,689,793)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (37,497,352)      (20,649,403)
Beginning of period.........................................   178,694,603       199,344,006
                                                              ------------      ------------
End of period*..............................................  $141,197,251      $178,694,603
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $    547,377      $     (9,613)
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                      -------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         MONTHS ENDED     --------------------------------------------
FINANCIAL STATEMENTS.                                 JUNE 30, 2006      2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $   7.91       $   7.40    $   6.98    $   5.46    $   7.54
                                                        --------       --------    --------    --------    --------
Investment income--net***...........................         .03            .04         .05         .01         .01
Realized and unrealized gain (loss)--net............         .03            .51         .42        1.52       (2.08)
                                                        --------       --------    --------    --------    --------
Total from investment operations....................         .06            .55         .47        1.53       (2.07)
                                                        --------       --------    --------    --------    --------
Less dividends from investment income--net..........          --           (.04)       (.05)       (.01)       (.01)
                                                        --------       --------    --------    --------    --------
Net asset value, end of period......................    $   7.97       $   7.91    $   7.40    $   6.98    $   5.46
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................        .76%+         7.49%       6.80%      27.98%     (27.51%)
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .76%*          .76%        .74%        .74%        .75%
                                                        ========       ========    ========    ========    ========
Investment income--net..............................        .66%*          .56%        .75%        .13%        .09%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $141,195       $178,692    $199,342    $197,010    $200,524
                                                        ========       ========    ========    ========    ========
Portfolio turnover..................................      17.08%         82.41%      78.03%     134.62%      89.61%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Annualized.

**   Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $  7.92            $  7.40               $  6.83
                                                           -------            -------               -------
Investment income--net***.............................         .03                .04                   .05
Realized and unrealized gain--net.....................         .03                .52                   .57
                                                           -------            -------               -------
Total from investment operations......................         .06                .56                   .62
                                                           -------            -------               -------
Less dividends from investment income--net............          --               (.04)                 (.05)
                                                           -------            -------               -------
Net asset value, end of period........................     $  7.98            $  7.92               $  7.40
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................        .76%@             7.63%                 9.14%@
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .76%*              .76%                  .74%*
                                                           =======            =======               =======
Investment income--net................................        .77%*              .58%                 2.79%*
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1            $     1               $     1
                                                           =======            =======               =======
Portfolio turnover....................................      17.08%             82.41%                78.03%
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $  7.92            $  7.40               $  6.83
                                                           -------            -------               -------
Investment income--net***.............................         .03                .04                   .05
Realized and unrealized gain--net.....................         .03                .52                   .57
                                                           -------            -------               -------
Total from investment operations......................         .06                .56                   .62
                                                           -------            -------               -------
Less dividends from investment income--net............          --               (.04)                 (.05)
                                                           -------            -------               -------
Net asset value, end of period........................     $  7.98            $  7.92               $  7.40
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................        .76%@             7.63%                 9.14%@
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .76%*              .76%                  .74%*
                                                           =======            =======               =======
Investment income--net................................        .77%*              .58%                 2.79%*
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1            $     1               $     1
                                                           =======            =======               =======
Portfolio turnover....................................      17.08%             82.41%                78.03%
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Fundamental Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of

--------------------------------------------------------------------------------

business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the six months ended June 30, 2006, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. As of June 30, 2006, the Fund lent securities with a value of $2,095,207 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC") an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended June 30, 2006, MLIM, LLC received $5,274 in securities lending agent fees.

  For the six months ended June 30, 2006, the Fund reimbursed MLIM $1,794 for certain accounting services.

  In addition, MLPF&S received $3,144 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2006.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $28,073,792 and $64,112,248, respectively.

  Transactions in options written for the six months ended June 30, 2006 were as follows:

-------------------------------------------------------------------
                                               Number of   Premiums
Call Options Written                           Contracts   Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of period...................................      --            --
Options written..............................      77      $ 37,105
Options expired..............................     (77)      (37,105)
                                                  ---      --------
Outstanding call options written, end of
 period......................................      --      $     --
                                                  ===      ========
-------------------------------------------------------------------

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $39,045,022 and $32,689,793 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2006                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      248,590    $  2,014,655
Shares redeemed.......................   (5,115,672)    (41,059,677)
                                         ----------    ------------
Net decrease..........................   (4,867,082)   $(39,045,022)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,527,117    $ 11,453,632
Shares issued to shareholders in
 reinvestment of dividends...........     126,422         999,995
                                       ----------    ------------
Total issued.........................   1,653,539      12,453,627
Shares redeemed......................  (6,027,243)    (45,143,434)
                                       ----------    ------------
Net decrease.........................  (4,373,704)   $(32,689,807)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    --        --
                                                    --       ---
Net increase....................................    --        --
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1         $7
                                                    --        --
Net increase....................................    1         $7
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    --        --
                                                    --       ---
Net increase....................................    --        --
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1         $7
                                                    --        --
Net increase....................................    1         $7
                                                    ==        ==
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2005, the Fund had a net capital loss carryforward of $19,594,562, of which $5,279,537 expires in 2010 and $14,315,025 expires in
2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       MERCURY GLOBAL ALLOCATION V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund generated a positive return and outperformed its Reference Portfolio for the six-month period, benefiting from an asset allocation that favored Asian equities over U.S. equities and fixed income securities.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Mercury Global Allocation V.I. Fund's Class I, Class II and Class III Shares had total returns of +6.87%, +6.79% and +6.91%, respectively. Fund results significantly exceeded the +3.77% return of its Reference Portfolio for the six-month period, and essentially paced the +6.56% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index.

  The Fund invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Fund's composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the six months ended June 30, 2006, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +2.71%; the FTSE World Index (ex-U.S.) returned +10.20%; the Merrill Lynch Treasury Index GA05 returned -1.17%; and the Citigroup (non-U.S. dollar) World Government Bond Index returned +3.84%. (A full description of the Reference Portfolio can be found on page 6 of this report to shareholders.)

  The Fund outperformed its comparable Lipper category of Global Flexible Portfolio Funds (Variable Products), which posted an average return of +5.34% for the six months ended June 30, 2006. (Funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return. At least 25% of portfolio assets are invested in securities traded outside the United States, and may include shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.)

  The Fund capitalized on favorable equity performance in many international markets around the world, particularly during the first quarter of the year. For the six-month period ended June 30, 2006, European equities (as measured by the MSCI Europe Index) gained 13.58%, while Asian equities (as measured by the MSCI Pacific Index) gained a much more modest 3.53%. U.S. equities, while positive, generally lagged most other developed and developing equity markets, with the S&P 500 Index returning +2.71% for the six-month period.

  Advances in equity prices were propelled by rising gross domestic product
(GDP) and healthy corporate profits in the world's developed economies, despite higher crude oil prices and steadily rising short-term interest rates in the United States. Overall, oil prices increased nearly 22% over the past six months. The U.S. dollar, meanwhile, fell against most major currencies, declining nearly 8% versus the euro, 3% versus the Japanese yen, and more than 7% versus the British pound.

  Bond market performance around the globe was generally weak in dollar terms, with long-term sovereign debt suffering losses in the United States, Western Europe and Japan. However, strength in many non-dollar foreign exchange rates helped non-U.S. bond investment returns when measured in U.S. dollars. Solid global growth and rising short-term interest rates in the United States caused investors around the world to shun developed market fixed income in general. The long end of the U.S. Treasury yield curve continued to show signs of succumbing to modest but steady increases in the federal funds rate by the U.S. Federal Reserve Board. In all, the federal funds rate advanced from 4.25% to 5.25% during the six-month period. Yields on 10-year Treasury issues increased from 4.39% at the end of December 2005 to 5.15% on June 30, 2006, resulting in a price decline of 3.87%. The exceptions to the decline in fixed income prices occurred in the emerging markets and high yield areas. For the six-month period ended June 30, 2006, the Merrill Lynch Global High Yield and Emerging Markets Index advanced 3.73% in U.S. dollar terms.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE DURING THE PERIOD?

  The Fund's performance reflected an asset allocation strategy that included a relatively neutral weighting in equities at the beginning of the period and a significant underweight in fixed income securities, particularly high-quality, long-term U.S. government bonds. The Fund benefited from a substantial overweight exposure to Asian equities, notably in India, and effective stock selection in the United States. Performance was further enhanced by effective security selection in the energy and industrials sectors globally as the price of oil continued to increase

--------------------------------------------------------------------------------

sharply. In addition, growth in Asia, notably in China, continued to fuel demand for raw materials, particularly energy resources, and capital investment in energy-related production. Offsetting the positives somewhat was a relatively underweight position in European equities, which appreciated during the six-month period.

  Although we were considerably underweight in fixed income as a whole, the Fund continued to benefit from the makeup of its fixed income component. This included some exposure to high yield issues, including U.S. corporate bonds and convertible securities, and emerging markets debt. The Fund remained underweight in its exposure to U.S. Treasury issues and non-U.S. dollar sovereign debt, notably in Japan, as yields remained unattractive, and benefited from its allocation to U.S. dollar-denominated cash deposits, which yielded approximately 4.5% on an annualized basis.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We continued to focus on attractively valued stocks throughout the world, particularly in Asia. We believe valuations in Asia, especially Japan, remain attractive relative to the rest of the world, despite the strong performance in these markets over the past year. Our strategy during the period included increasing the quality of the equity portfolio and taking profits in stocks that had significantly appreciated. Notably, we trimmed our overweight positions in the strong-performing materials and energy sectors.

  We began the period with an equity weighting of 63% of net assets, slightly above the Reference Portfolio's allocation of 60%. During the earlier part of the six-month period, we trimmed the Fund's exposure to U.S. equities based on our belief that corporate earnings growth rates in the United States will continue to slow and the sustainability of consumer spending will abate as interest rates rise and inflation expectations increase. We also modestly increased exposure to equities in Europe, taking advantage of weakness in European markets as the positive double-digit gains realized early in the year decreased substantially as of mid June.

  The Fund was significantly underweight in fixed income securities throughout the six months, beginning the period with 22% of net assets invested in bonds worldwide compared to the Reference Portfolio's 40%. The Fund increased its exposure to U.S. Treasury Inflation Protected Securities (TIPS) and ended the period with a fixed income weighting of approximately 30%. (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

  Approximately 3.2% of the Fund's net assets was invested in convertible securities as of June 30, 2006. These securities are reported as a portion of the Fund's fixed income allocation, although some of these securities may tend to perform similar to equities. Given the changes outlined above, primarily the increase in fixed income exposure, the Fund's position in cash equivalent securities decreased from 15% of net assets to 11% over the past six months. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. Currently, cash is considered zero-duration fixed income and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Compared to its Reference Portfolio, the Fund ended the period relatively neutral in its allocation to equities, significantly underweight in fixed income securities and overweight in cash reserves.

  The investment team looks for undervalued companies that are expected to generate above-average rates of return. The Fund ended the period underweight in U.S. stocks and overweight in Asian stocks, with a relatively neutral exposure to European equities. In terms of sector allocations, the Fund was overweight in the energy, telecommunications, industrials and materials sectors. It had underweights in consumer discretionary, health care, technology and consumer staples, with relatively neutral weightings in financials and utilities.

  At June 30, 2006, the Fund was underweight in long-term, high-grade fixed income securities in the United States, which reflects the Fund's assessment that available yields are insufficiently attractive relative to the risks of higher inflation and higher interest rates. As for currency exposure, we ended the period with underweights in the U.S. dollar and British pound sterling, relatively neutral to the euro, and with small overweight positions in several Asian currencies.

--------------------------------------------------------------------------------

  Once again, the portfolio's equity allocation at period-end--although relatively neutral to our Reference Portfolio--was still higher than during most of the Fund's history. For that reason, we expect that the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.

Dennis Stattman
Vice President and Senior Portfolio Manager

Dan Chamby
Vice President and Portfolio Manager

July 11, 2006

 We are pleased to announce that Dan Chamby joins Dennis Stattman in the day-to-day management of Mercury Global Allocation V.I. Fund. Mr. Chamby has been a Director of Merrill Lynch Investment Managers ("MLIM") since 2000 and a Vice President of MLIM from 1997 to 2000.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +16.90%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         +10.82
--------------------------------------------------------------------------
Ten Years Ended 6/30/06                                          + 8.28
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

                                                                 RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +16.74%
--------------------------------------------------------------------------
Inception (11/24/03) through 6/30/06                             +15.52
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

                                                                 RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +16.79%
--------------------------------------------------------------------------
Inception (11/18/03) through 6/30/06                             +15.19
--------------------------------------------------------------------------

* Average Annual Total Returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2006                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  + 6.87%        +16.90%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 + 6.79         +16.74
-----------------------------------------------------------------------------------------
Class III Shares*                                                + 6.91         +16.79
-----------------------------------------------------------------------------------------
FTSE World Index**                                               + 6.56         +18.44
-----------------------------------------------------------------------------------------
Reference Portfolio***                                           + 3.77         + 8.97
-----------------------------------------------------------------------------------------
U.S. Stocks: Standard & Poor's 500 Index****                     + 2.71         + 8.63
-----------------------------------------------------------------------------------------
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****        +10.20         +28.29
-----------------------------------------------------------------------------------------
U.S. Bonds: ML Treasury Index GA05+                              - 1.17         - 2.34
-----------------------------------------------------------------------------------------
Non-U.S. Bonds: Citigroup World Government Bond Index
  (Ex-U.S.)++                                                    + 3.84         - 0.02
-----------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged market capitalization-weighted Index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.
*** The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).
****  This unmanaged broad-based Index is comprised of common stocks.
***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.
+ This unmanaged Index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
++ This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
SUMMARY OF FUND'S OVERALL ASSET MIX
--------------------------------------------------------------------------------

                                                              PERCENT OF FUND'S   REFERENCE PORTFOLIO+
AS OF 6/30/06                                                    NET ASSETS           PERCENTAGES
------------------------------------------------------------------------------------------------------
U.S. Equities                                                        22.2%*               36.0%
------------------------------------------------------------------------------------------------------
European Equities                                                    12.8                 14.4
------------------------------------------------------------------------------------------------------
Pacific Basin Equities                                               19.6                  7.4
------------------------------------------------------------------------------------------------------
Other Equities                                                        4.2                  2.2
------------------------------------------------------------------------------------------------------
TOTAL EQUITIES                                                       58.8                 60.0
------------------------------------------------------------------------------------------------------
U.S. Dollar-Denominated Fixed Income Securities                      18.7                 24.0
------------------------------------------------------------------------------------------------------
  U.S. Issuer                                                        15.9                   --
------------------------------------------------------------------------------------------------------
  Non-U.S. Issuer                                                     2.8                   --
------------------------------------------------------------------------------------------------------
Non-U.S. Dollar-Denominated Fixed Income Securities                  11.2                 16.0
------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES                                        29.9                 40.0
------------------------------------------------------------------------------------------------------
CASH & CASH EQUIVALENTS                                              11.3**                 --
------------------------------------------------------------------------------------------------------

*  Includes value of financial futures contracts.
** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
+ The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2006 TO
                                                              JANUARY 1, 2006   JUNE 30, 2006     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,068.70           $3.97
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,067.90           $4.74
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,069.10           $5.26
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.06           $3.88
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.31           $4.63
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,019.81           $5.14
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.77% for Class I, .92% for Class II and 1.02% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.0%          BEVERAGES--0.0%                 53,100    Coca-Cola Amatil Ltd. ...........  $    279,704
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.2%           20,900    Macquarie Bank Ltd. .............     1,071,405
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.4%           44,800    BHP Billiton Ltd. ...............       965,237
                                                         35,200    Newcrest Mining Ltd. ............       551,279
                                                         16,100    Rio Tinto Ltd. ..................       930,601
                                                         50,600    Zinifex Ltd. ....................       376,683
                                                                                                      ------------
                                                                                                         2,823,800
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           46,400    Excel Coal Ltd. .................       278,195
                         FUELS--0.1%
                                                         10,200    Woodside Petroleum Ltd. .........       333,435
                                                                                                      ------------
                                                                                                           611,630
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST                  78,400    Great Southern Plantations
                         PRODUCTS--0.0%                              Ltd. ..........................       199,788
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  98,000    Macquarie Airports...............       223,523
                         INFRASTRUCTURE--0.3%
                                                        512,400    Macquarie Infrastructure Group...     1,279,106
                                                        119,000    Transurban Group.................       614,455
                                                                                                      ------------
                                                                                                         2,117,084
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                     AUSTRALIA......................     7,103,411
------------------------------------------------------------------------------------------------------------------
BELGIUM--0.1%            LEISURE EQUIPMENT &             37,802    AGFA-Gevaert NV..................       915,481
                         PRODUCTS--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN BELGIUM          915,481
------------------------------------------------------------------------------------------------------------------
BRAZIL--1.6%             AIRLINES--0.0%                   7,800    Gol--Linhas Aereas Inteligentes
                                                                     SA(i)..........................       276,900
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.0%                 33,500    Braskem SA.......................       205,713
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.0%           4,200    Uniao de Bancos Brasileiros
                                                                     SA(i)..........................       278,838
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  29,500    Obrascon Huarte Lain Brasil
                         ENGINEERING--0.1%                           SA(j)..........................       326,998
                         -----------------------------------------------------------------------------------------
                         CONSUMER FINANCE--0.0%          17,000    Localiza Rent A Car SA...........       325,979
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                         7,100    Cia Energetica de Minas
                         UTILITIES--0.0%                             Gerais(i)......................       302,531
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES               7,567,400    Cia Brasileira de Distribuicao
                         RETAILING--0.0%                             Grupo Pao de Acucar............       234,199
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%              8,000    Cosan SA Industria e
                                                                     Comercio(j)....................       515,652
                         -----------------------------------------------------------------------------------------
                         IT SERVICES--0.1%               56,100    Datasul(j).......................       475,654
                         -----------------------------------------------------------------------------------------
                         INTERNET & CATALOG              20,500    Submarino SA.....................       411,942
                         RETAIL--0.1%
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.2%           39,000    Companhia Vale do Rio Doce
                                                                     (Preference 'A' Shares)(i).....       802,620
                                                         13,600    Usinas Siderurgicas de Minas
                                                                     Gerais SA (Preference 'A'
                                                                     Shares)........................       487,947
                                                                                                      ------------
                                                                                                         1,290,567
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           62,400    Petroleo Brasileiro SA(i)........     5,345,664
                         FUELS--0.8%
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST                   1,900    Aracruz Celulose SA(i)...........        99,598
                         PRODUCTS--0.0%
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.1%                6,700    All America Latina Logistica
                                                                     SA.............................       454,767
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--0.1%                  26,700    Totvs SA(j)......................       391,078
                         -----------------------------------------------------------------------------------------
                         WATER UTILITIES--0.0%           30,900    Companhia de Saneamento de Minas
                                                                     Gerais.........................       256,994
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       123,100    Vivo Participacoes SA(i).........       302,826
                         TELECOMMUNICATION
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN BRAZIL        11,495,900
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
CANADA--1.5%             COMMUNICATIONS                 158,228    Nortel Networks Corp.(j).........  $    354,431
                         EQUIPMENT--0.0%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.0%                    600    Sun Life Financial, Inc. ........        23,958
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.7%          101,800    Alamos Gold, Inc.(j).............       823,847
                                                            500    Alcan, Inc. .....................        23,470
                                                         19,286    Barrick Gold Corp. ..............       570,866
                                                        517,400    Bema Gold Corp.(j)...............     2,591,420
                                                         63,900    Kinross Gold Corp.(j)............       695,871
                                                                                                      ------------
                                                                                                         4,705,474
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           18,200    Petro-Canada.....................       866,713
                         FUELS--0.4%
                                                         17,400    Suncor Energy, Inc.(i)...........     1,409,574
                                                         13,800    Talisman Energy, Inc. ...........       241,726
                                                                                                      ------------
                                                                                                         2,518,013
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.4%               13,900    CP Railway Limited (USD).........       710,846
                                                         40,500    Canadian Pacific Railway Ltd. ...     2,072,525
                                                                                                      ------------
                                                                                                         2,783,371
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN CANADA....    10,385,247
------------------------------------------------------------------------------------------------------------------
CHILE--0.0%              ELECTRIC                        20,000    Enersis SA(i)....................       225,000
                         UTILITIES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN CHILE.....       225,000
------------------------------------------------------------------------------------------------------------------
CHINA--0.7%              AUTOMOBILES--0.0%              494,000    Denway Motors Ltd. ..............       165,366
                         -----------------------------------------------------------------------------------------
                         ELECTRICAL                   1,391,400    Shanghai Electric Group Corp. ...       483,685
                         EQUIPMENT--0.1%
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                      81,500    Beijing Enterprises Holdings
                         CONGLOMERATES--0.1%                         Ltd. ..........................       141,132
                                                        139,300    Shanghai Industrial Holdings
                                                                     Ltd. ..........................       271,713
                                                                                                      ------------
                                                                                                           412,845
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                  7,100    China Life Insurance Co.
                                                                     Ltd.(i)........................       449,430
                                                         81,100    Ping An Insurance Group Co. of
                                                                     China Ltd.(j)..................       245,900
                                                                                                      ------------
                                                                                                           695,330
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE          559,700    China Shenhua Energy Co. Ltd.
                         FUELS--0.3%                                 Class H........................     1,034,079
                                                      1,095,900    Yanzhou Coal Mining Co. Ltd. ....       811,307
                                                                                                      ------------
                                                                                                         1,845,386
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.1%            2,809,700    Guangshen Railway Co. Ltd. ......     1,067,158
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 248,100    Hainan Meilan International
                         INFRASTRUCTURE--0.0%                        Airport Co., Ltd. .............       127,771
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN CHINA.....     4,797,541
------------------------------------------------------------------------------------------------------------------
FINLAND--0.3%            COMMUNICATIONS                  17,600    Nokia Oyj(i).....................       356,576
                         EQUIPMENT--0.0%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        72,665    Fortum Oyj.......................     1,858,274
                         UTILITIES--0.3%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN FINLAND...     2,214,850
------------------------------------------------------------------------------------------------------------------
FRANCE--2.2%             AUTOMOBILES--0.4%               19,336    Peugeot SA.......................     1,202,829
                                                         16,578    Renault SA.......................     1,780,598
                                                                                                      ------------
                                                                                                         2,983,427
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.0%                  1,206    Arkema (j).......................        47,048
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.7%          30,277    BNP Paribas......................     2,897,737
                                                         49,905    Credit Agricole SA...............     1,898,390
                                                                                                      ------------
                                                                                                         4,796,127
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  12,745    Vinci SA.........................     1,312,683
                         ENGINEERING--0.2%
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
FRANCE
(CONCLUDED)
                         DIVERSIFIED                     38,200    France Telecom SA................  $    821,080
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        20,407    Electricite de France............     1,075,055
                         UTILITIES--0.2%
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES                  26,097    Carrefour SA.....................     1,529,641
                         RETAILING--0.2%
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           41,490    Total SA.........................     2,729,501
                         FUELS--0.4%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN FRANCE....    15,294,562
------------------------------------------------------------------------------------------------------------------
GERMANY--1.8%            AIR FREIGHT &                   43,640    Deutsche Post AG.................     1,169,581
                         LOGISTICS--0.2%
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.4%                 18,002    BASF AG..........................     1,445,095
                                                         23,728    Bayer AG.........................     1,090,419
                                                                                                      ------------
                                                                                                         2,535,514
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.1%           7,093    Deutsche Postbank AG.............       510,251
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  19,273    Hochtief AG......................     1,071,749
                         ENGINEERING--0.1%
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                      26,410    Siemens AG.......................     2,297,329
                         CONGLOMERATES--0.3%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.2%                 11,457    Allianz AG Registered Shares.....     1,809,517
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.3%           56,942    ThyssenKrupp AG..................     1,949,106
                         -----------------------------------------------------------------------------------------
                         MULTI-UTILITIES--0.2%           17,968    RWE AG...........................     1,494,519
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN GERMANY...    12,837,566
------------------------------------------------------------------------------------------------------------------
HONG KONG--0.8%          COMMERCIAL BANKS--0.2%          61,500    HSBC Holdings Plc................     1,077,655
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                       208,600    Cheung Kong Infrastructure
                         UTILITIES--0.1%                             Holdings Ltd. .................       602,945
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                     162,690    Hutchison Whampoa Ltd. ..........     1,485,093
                         CONGLOMERATES--0.2%
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE MANAGEMENT          73,000    Cheung Kong Holdings Ltd. .......       790,904
                         & DEVELOPMENT--0.3%
                                                        101,500    Sun Hung Kai Properties Ltd. ....     1,034,994
                                                        175,500    Wharf Holdings Ltd. .............       623,638
                                                                                                      ------------
                                                                                                         2,449,536
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN HONG
                                                                   KONG.............................     5,615,229
------------------------------------------------------------------------------------------------------------------
HUNGARY--0.1%            OIL, GAS & CONSUMABLE            8,742    Mol Magyar Olaj- es Gazipari
                         FUELS--0.1%                                 Rt. ...........................       897,788
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN HUNGARY...       897,788
------------------------------------------------------------------------------------------------------------------
INDIA--2.0%              AUTOMOBILES--0.2%               17,000    Bajaj Auto Ltd. .................     1,014,960
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.8%                256,200    Reliance Industries Ltd. ........     5,897,775
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.1%          47,900    Karnataka Bank Ltd. .............        95,561
                                                         29,550    State Bank of India Ltd. ........       467,094
                                                                                                      ------------
                                                                                                           562,655
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION                   394,395    Gujarat Ambuja Cements Ltd. .....       851,924
                         MATERIALS--0.1%
                         -----------------------------------------------------------------------------------------
                         CONSUMER FINANCE--0.0%         334,600    Reliance Capital Ventures
                                                                     Ltd.(j)........................       177,693
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                       334,600    Reliance Energy Ventures
                         UTILITIES--0.1%                             Ltd.(j)........................       246,008
                         -----------------------------------------------------------------------------------------
                         GAS UTILITIES--0.0%            334,600    Reliance Natural Resources
                                                                     Ltd.(j)........................       144,625
                         -----------------------------------------------------------------------------------------
                         IT SERVICES--0.2%               20,676    Infosys Technologies Ltd. .......     1,382,719
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
INDIA
(CONCLUDED)
                         OIL, GAS & CONSUMABLE           14,300    Hindustan Petroleum Corp. .......  $     73,131
                         FUELS--0.0%
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.0%           10,700    Wockhardt Ltd. ..................        88,291
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.1%               23,300    Container Corp. of India.........       728,707
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE              54,800    Housing Development Finance
                         FINANCE--0.2%                               Corp. .........................     1,356,669
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       256,000    Reliance Communication Ventures
                         TELECOMMUNICATION                           Ltd.(j)........................     1,384,813
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN INDIA.....    13,909,970
------------------------------------------------------------------------------------------------------------------
INDONESIA--0.0%          COMMERCIAL BANKS--0.0%         352,800    Bank Danamon Indonesia Tbk PT....       151,396
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE        1,952,900    Bumi Resources Tbk PT............       162,338
                         FUELS--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   INDONESIA........................       313,734
------------------------------------------------------------------------------------------------------------------
IRELAND--0.3%            COMMERCIAL BANKS--0.3%          84,503    Allied Irish Banks Plc...........     2,025,946
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN IRELAND...     2,025,946
------------------------------------------------------------------------------------------------------------------
ISRAEL--0.3%             COMMUNICATIONS                 189,000    ECI Telecom Ltd.(i)(j)...........     1,523,340
                         EQUIPMENT--0.2%
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.1%           14,481    Teva Pharmaceutical Industries
                                                                     Ltd.(i)........................       457,455
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--0.0%                  13,765    Ectel Ltd.(i)(j).................        60,564
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN ISRAEL....     2,041,359
------------------------------------------------------------------------------------------------------------------
ITALY--1.1%              COMMERCIAL BANKS--0.4%         127,223    Capitalia SpA....................     1,043,884
                                                        244,771    UniCredito Italiano SpA..........     1,916,367
                                                                                                      ------------
                                                                                                         2,960,251
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                    587,067    Telecom Italia SpA (RNC).........     1,516,329
                         TELECOMMUNICATION
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                       122,216    Enel SpA.........................     1,053,433
                         UTILITIES--0.1%
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           84,279    ENI SpA..........................     2,479,650
                         FUELS--0.4%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN ITALY.....     8,009,663
------------------------------------------------------------------------------------------------------------------
JAPAN--8.4%              AUTO COMPONENTS--0.1%           22,800    Toyota Industries Corp. .........       901,509
                         -----------------------------------------------------------------------------------------
                         AUTOMOBILES--0.4%               20,200    Honda Motor Co., Ltd. ...........       641,438
                                                         84,000    Suzuki Motor Corp. ..............     1,818,659
                                                                                                      ------------
                                                                                                         2,460,097
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.3%                 36,000    Coca-Cola West Holdings Co.
                                                                     Ltd. ..........................       763,679
                                                         15,000    Hokkaido Coca-Cola Bottling Co.,
                                                                     Ltd. ..........................        97,494
                                                         45,000    Kinki Coca-Cola Bottling Co.,
                                                                     Ltd. ..........................       430,524
                                                         57,100    Mikuni Coca-Cola Bottling Co.,
                                                                     Ltd. ..........................       649,846
                                                                                                      ------------
                                                                                                         1,941,543
                         -----------------------------------------------------------------------------------------
                         BUILDING PRODUCTS--0.1%         57,900    Asahi Glass Co., Ltd. ...........       734,925
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.2%           70,000    Nomura Holdings, Inc. ...........     1,313,476
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.4%                 23,000    Shin-Etsu Chemical Co., Ltd. ....     1,251,454
                                                        161,500    Sumitomo Chemical Co., Ltd. .....     1,347,776
                                                                                                      ------------
                                                                                                         2,599,230
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
JAPAN
(CONTINUED)
                         COMMERCIAL BANKS--0.8%         124,630    The Bank of Fukuoka Ltd. ........  $    948,503
                                                         89,714    The Bank of Yokohama Ltd. .......       694,545
                                                             65    Mitsubishi UFJ Financial Group,
                                                                     Inc. ..........................       909,767
                                                        135,900    Shinsei Bank Ltd. ...............       861,895
                                                            220    Sumitomo Mitsui Financial Group,
                                                                     Inc. ..........................     2,328,653
                                                                                                      ------------
                                                                                                         5,743,363
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  73,500    JGC Corp. .......................     1,265,989
                         ENGINEERING--0.3%
                                                        169,000    Okumura Corp. ...................       940,244
                                                                                                      ------------
                                                                                                         2,206,233
                         -----------------------------------------------------------------------------------------
                         CONSUMER FINANCE--0.2%          24,300    Credit Saison Co., Ltd. .........     1,152,132
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL            2,150    NCB Holdings Ltd. ...............       365,500
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        18,500    Chubu Electric Power Co.,
                         UTILITIES--0.1%                             Inc. ..........................       500,066
                         -----------------------------------------------------------------------------------------
                         ELECTRICAL                      99,500    RHJ International(j).............     2,109,415
                         EQUIPMENT--0.4%
                                                         46,600    RHJ International(a)(i)(j).......       987,927
                                                                                                      ------------
                                                                                                         3,097,342
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &          20,600    Murata Manufacturing Co.,
                         INSTRUMENTS--0.2%                           Ltd. ..........................     1,338,914
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES                  11,000    Ministop Co., Ltd. ..............       209,771
                         RETAILING--0.2%
                                                         47,000    Seven & I Holdings Co. Ltd. .....     1,550,015
                                                                                                      ------------
                                                                                                         1,759,786
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%             69,000    Ajinomoto Co., Inc. .............       764,755
                                                         14,000    House Foods Corp. ...............       211,871
                                                                                                      ------------
                                                                                                           976,626
                         -----------------------------------------------------------------------------------------
                         GAS UTILITIES--0.2%            290,000    Tokyo Gas Co., Ltd. .............     1,367,362
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                        9,500    Rinnai Corp. ....................       251,804
                         DURABLES--0.0%
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                       49,600    Rohto Pharmaceutical Co.,
                         PRODUCTS--0.1%                              Ltd. ..........................       522,402
                         -----------------------------------------------------------------------------------------
                         INSURANCE--2.0%                392,000    Aioi Insurance Co., Ltd. ........     2,942,186
                                                            240    Millea Holdings, Inc. ...........     4,471,854
                                                        325,000    Mitsui Sumitomo Insurance Co.,
                                                                     Ltd. ..........................     4,085,422
                                                        291,400    Nipponkoa Insurance Co., Ltd. ...     2,518,508
                                                                                                      ------------
                                                                                                        14,017,970
                         -----------------------------------------------------------------------------------------
                         MACHINERY--0.2%                  3,600    Fanuc Ltd. ......................       323,737
                                                        139,100    Kubota Corp. ....................     1,320,242
                                                                                                      ------------
                                                                                                         1,643,979
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.1%                     50,300    Toho Co., Ltd. ..................     1,005,428
                         -----------------------------------------------------------------------------------------
                         OFFICE                          12,700    Brother Industries Ltd. .........       125,317
                         ELECTRONICS--0.3%
                                                         34,950    Canon, Inc. .....................     1,715,169
                                                                                                      ------------
                                                                                                         1,840,486
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.6%           49,800    Shionogi & Co., Ltd. ............       888,702
                                                         40,100    Takeda Pharmaceutical Co.,
                                                                     Ltd. ..........................     2,497,590
                                                         54,000    Tanabe Seiyaku Co., Ltd. ........       665,110
                                                                                                      ------------
                                                                                                         4,051,402
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE MANAGEMENT             253    Marco Polo Investment Holdings
                         & DEVELOPMENT--0.2%                         Ltd. ..........................       645,525
                                                            132    NTT Urban Development Co. .......     1,029,996
                                                                                                      ------------
                                                                                                         1,675,521
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.1%                  131    East Japan Railway Co. ..........       974,063
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
JAPAN
(CONCLUDED)
                         TOBACCO--0.1%                      255    Japan Tobacco, Inc. .............  $    930,193
                         -----------------------------------------------------------------------------------------
                         TRADING COMPANIES &             96,900    Mitsubishi Corp. ................     1,936,898
                         DISTRIBUTORS--0.3%
                         -----------------------------------------------------------------------------------------
                         WIRELESS                         1,290    NTT DoCoMo, Inc. ................     1,895,814
                         TELECOMMUNICATION
                         SERVICES--0.3%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN JAPAN.....    59,204,064
------------------------------------------------------------------------------------------------------------------
LUXEMBOURG--0.1%         ENERGY EQUIPMENT &               7,900    Tenaris SA(i)....................       319,871
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   LUXEMBOURG.......................       319,871
------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.6%           DIVERSIFIED                    135,000    Telekom Malaysia Bhd.............       332,494
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                       417,500    Tenaga Nasional Bhd..............     1,045,312
                         UTILITIES--0.1%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.2%            294,900    IOI Corp. Bhd....................     1,147,658
                         -----------------------------------------------------------------------------------------
                         INDEPENDENT POWER               47,600    Malakoff Bhd.....................       125,655
                         PRODUCERS & ENERGY
                         TRADERS--0.0%
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.1%                   50,000    British American Tobacco Malaysia
                                                                     Bhd............................       537,488
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 189,600    PLUS Expressways Bhd.............       137,769
                         INFRASTRUCTURE--0.0%
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       241,700    Maxis Communications Bhd.........       562,399
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN MALAYSIA..     3,888,775
------------------------------------------------------------------------------------------------------------------
MEXICO--0.3%             BEVERAGES--0.1%                 10,100    Fomento Economico Mexicano, SA de
                                                                     CV(i)..........................       845,572
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.2%                     76,400    Grupo Televisa, SA(i)............     1,475,284
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN MEXICO....     2,320,856
------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.9%        DIVERSIFIED FINANCIAL           59,400    ING Groep NV CVA.................     2,334,014
                         SERVICES--0.3%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%             22,700    Koninklijke Wessanen NV CVA......       308,832
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           12,400    Royal Dutch Shell Plc(i).........       830,552
                         FUELS--0.5%
                                                         78,780    Royal Dutch Shell Plc Class B....     2,755,340
                                                                                                      ------------
                                                                                                         3,585,892
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THE
                                                                   NETHERLANDS......................     6,228,738
------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--0.1%        DIVERSIFIED                    113,800    Telecom Corp. of New Zealand
                         TELECOMMUNICATION                           Ltd. ..........................       280,518
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        57,000    Contact Energy Ltd. .............       247,623
                         UTILITIES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN NEW
                                                                   ZEALAND..........................       528,141
------------------------------------------------------------------------------------------------------------------
NORWAY--0.2%             OIL, GAS & CONSUMABLE           48,023    Statoil ASA......................     1,362,141
                         FUELS--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN NORWAY....     1,362,141
------------------------------------------------------------------------------------------------------------------
PERU--0.0%               METALS & MINING--0.0%            9,800    Cia de Minas Buenaventura SA(i)..       267,344
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN PERU......       267,344
------------------------------------------------------------------------------------------------------------------
SINGAPORE--1.2%          COMMERCIAL BANKS--0.1%         135,800    Oversea-Chinese Banking Corp. ...       566,782
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                    908,400    Singapore Telecommunications
                         TELECOMMUNICATION                           Ltd. ..........................     1,453,348
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
SINGAPORE
(CONCLUDED)
                         HEALTH CARE PROVIDERS &        405,000    Parkway Holdings Ltd. ...........  $    632,592
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                     350,000    Fraser and Neave Ltd. ...........       885,320
                         CONGLOMERATES--0.4%
                                                        238,000    Keppel Corp. Ltd. ...............     2,212,413
                                                                                                      ------------
                                                                                                         3,097,733
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE MANAGEMENT         437,000    CapitaLand Ltd. .................     1,243,558
                         & DEVELOPMENT--0.3%
                                                        287,300    Keppel Land Ltd. ................       733,988
                                                                                                      ------------
                                                                                                         1,977,546
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       542,700    MobileOne Ltd. ..................       710,399
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   SINGAPORE........................     8,438,400
------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--0.2%       METALS & MINING--0.1%           26,700    Gold Fields Ltd.(i)..............       611,430
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE            9,100    Sasol Ltd. ......................       350,896
                         FUELS--0.1%
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST                  15,200    Sappi Ltd.(i)....................       189,848
                         PRODUCTS--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SOUTH
                                                                   AFRICA...........................     1,152,174
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--1.9%        CHEMICALS--0.1%                 30,100    Samsung Fine Chemicals Co.,
                                                                     Ltd. ..........................       763,049
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.1%          42,000    Pusan Bank.......................       535,680
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                    106,000    KT Corp.(i)(p)...................     2,273,700
                         TELECOMMUNICATION
                         SERVICES--0.3%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        33,200    Korea Electric Power Corp. ......     1,230,083
                         UTILITIES--0.2%
                         -----------------------------------------------------------------------------------------
                         ELECTRICAL                      28,000    LS Cable Ltd. ...................       988,721
                         EQUIPMENT--0.1%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.2%             13,100    CJ Corp. ........................     1,436,070
                                                          1,100    Nong Shim Co., Ltd. .............       289,870
                                                                                                      ------------
                                                                                                         1,725,940
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.4%            2,887    POSCO............................       774,472
                                                         29,000    POSCO(i).........................     1,940,100
                                                                                                      ------------
                                                                                                         2,714,572
                         -----------------------------------------------------------------------------------------
                         MULTILINE RETAIL--0.0%           9,400    Lotte Shopping Co.(a)(i)(j)......       182,808
                         -----------------------------------------------------------------------------------------
                         TEXTILES, APPAREL &             11,053    Cheil Industries, Inc. ..........       385,638
                         LUXURY GOODS--0.1%
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.3%                   37,800    KT&G Corp. ......................     2,207,357
                         -----------------------------------------------------------------------------------------
                         WIRELESS                         3,300    SK Telecom Co., Ltd. ............       709,603
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SOUTH
                                                                   KOREA............................    13,717,151
------------------------------------------------------------------------------------------------------------------
SPAIN--0.2%              COMMERCIAL BANKS--0.2%          66,505    Banco Bilbao Vizcaya Argentaria
                                                                     SA.............................     1,367,397
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  22,500    Cintra Concesiones de
                         INFRASTRUCTURE--0.0%                        Infraestructuras de Transporte
                                                                     SA.............................       294,027
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SPAIN.....     1,661,424
------------------------------------------------------------------------------------------------------------------
SWEDEN--0.6%             COMMERCIAL BANKS--0.2%          50,109    Svenska Handelsbanken Class A....     1,290,384
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL           87,221    Investor AB......................     1,598,286
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
SWEDEN
(CONCLUDED)
                         DIVERSIFIED                    179,125    TeliaSonera AB...................  $  1,017,041
                         TELECOMMUNICATION
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SWEDEN....     3,905,711
------------------------------------------------------------------------------------------------------------------
SWITZERLAND--0.7%        CAPITAL MARKETS--0.3%           31,300    Credit Suisse Group..............     1,747,690
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.2%              5,150    Nestle SA Registered Shares......     1,614,367
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.2%                 19,143    Swiss Reinsurance Registered
                                                                     Shares.........................     1,335,322
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   SWITZERLAND......................     4,697,379
------------------------------------------------------------------------------------------------------------------
TAIWAN--0.7%             BUILDING PRODUCTS--0.0%        121,200    Taiwan Glass Industrial Corp. ...        95,082
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.1%         703,337    SinoPac Financial Holdings Co.,
                                                                     Ltd. ..........................       355,177
                                                        557,943    Taishin Financial Holdings Co.,
                                                                     Ltd. ..........................       342,069
                                                                                                      ------------
                                                                                                           697,246
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL          498,500    Fubon Financial Holding Co.
                         SERVICES--0.1%                              Ltd. ..........................       431,109
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                    152,000    Chunghwa Telecom Co. Ltd.........       274,639
                         TELECOMMUNICATION
                         SERVICES--0.3%

                                                         98,800    Chunghwa Telecom Co. Ltd.(i).....     1,824,836
                                                                                                      ------------
                                                                                                         2,099,475
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &         370,323    Delta Electronics, Inc. .........     1,052,280
                         INSTRUMENTS--0.1%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                323,000    Cathay Financial Holding Co.,
                                                                     Ltd. ..........................       706,316
                         -----------------------------------------------------------------------------------------
                         MACHINERY--0.0%                354,700    Yungtay Engineering Co., Ltd. ...       200,482
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN TAIWAN....     5,281,990
------------------------------------------------------------------------------------------------------------------
THAILAND--0.8%           COMMERCIAL BANKS--0.2%         953,500    Siam Commercial Bank PCL Foreign
                                                                     Shares.........................     1,436,935
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION                   151,200    Siam Cement PCL Foreign Shares...       911,440
                         MATERIALS--0.2%
                                                         38,800    Siam City Cement PCL Foreign
                                                                     Shares.........................       225,753
                                                                                                      ------------
                                                                                                         1,137,193
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &         547,800    Hana Microelectronics PCL........       358,931
                         INSTRUMENTS--0.1%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.0%            197,800    Thai Union Frozen Products PCL
                                                                     Foreign Shares.................       130,899
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                    1,573,000    Land and Houses PCL Foreign
                         DURABLES--0.0%                              Shares.........................       309,199
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE          269,300    PTT Exploration & Production
                         FUELS--0.3%                                 PCL............................       748,154
                                                        229,500    PTT PCL..........................     1,359,376
                                                                                                      ------------
                                                                                                         2,107,530
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 256,600    Bangkok Expressway PCL Foreign
                         INFRASTRUCTURE--0.0%                        Shares.........................       131,141
                         -----------------------------------------------------------------------------------------
                         WIRELESS                        99,800    Advanced Info Service PCL Foreign
                         TELECOMMUNICATION                           Shares.........................       235,408
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THAILAND..     5,847,236
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--4.2%     AEROSPACE &                    190,125    BAE Systems Plc..................     1,300,215
                         DEFENSE--0.2%
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.1%                 11,300    Diageo Plc(i)....................       763,315
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.2%           54,451    KKR Private Equity Investors
                                                                     LP(a)(j).......................     1,192,477
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
(CONCLUDED)
                         COMMERCIAL BANKS--1.3%         205,546    Barclays Plc.....................  $  2,336,139
                                                        150,767    HBOS Plc.........................     2,621,210
                                                        150,053    HSBC Holdings Plc................     2,640,713
                                                         42,753    Royal Bank of Scotland Group
                                                                     Plc............................     1,405,938
                                                                                                      ------------
                                                                                                         9,004,000
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL          206,140    Guinness Peat Group Plc..........       316,957
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.2%             34,500    Cadbury Schweppes Plc(i).........     1,339,290
                                                         42,000    RHM Plc..........................       221,975
                                                                                                      ------------
                                                                                                         1,561,265
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.5%                132,598    Aviva Plc........................     1,877,370
                                                        124,727    Prudential Plc...................     1,409,514
                                                                                                      ------------
                                                                                                         3,286,884
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.0%                     22,697    NTL, Inc. .......................       565,155
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.3%           60,510    Anglo American Plc...............     2,487,853
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE          147,501    BP Plc...........................     1,720,077
                         FUELS--0.3%
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.1%           14,400    GlaxoSmithKline Plc..............       402,434
                         -----------------------------------------------------------------------------------------
                         SPECIALTY RETAIL--0.1%         179,955    Kesa Electricals Plc.............       961,899
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  54,133    BAA Plc..........................       934,139
                         INFRASTRUCTURE--0.1%
                         -----------------------------------------------------------------------------------------
                         WIRELESS                     1,893,602    Vodafone Group Plc...............     4,036,429
                         TELECOMMUNICATION
                         SERVICES--0.8%
                                                         69,200    Vodafone Group Plc(i)............     1,473,960
                                                                                                      ------------
                                                                                                         5,510,389
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THE UNITED
                                                                   KINGDOM..........................    30,007,059
------------------------------------------------------------------------------------------------------------------
UNITED STATES--25.9%     AEROSPACE &                        300    Boeing Co. ......................        24,573
                         DEFENSE--0.1%
                                                          5,000    General Dynamics Corp. ..........       327,300
                                                          7,000    Raytheon Co. ....................       311,990
                                                                                                      ------------
                                                                                                           663,863
                         -----------------------------------------------------------------------------------------
                         AIR FREIGHT &                    5,300    FedEx Corp. .....................       619,358
                         LOGISTICS--0.1%
                         -----------------------------------------------------------------------------------------
                         AIRLINES--0.0%                     900    AMR Corp.(j).....................        22,878
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.3%                 21,700    The Coca-Cola Co. ...............       933,534
                                                         19,200    Constellation Brands, Inc. Class
                                                                     A(j)...........................       480,000
                                                          9,500    Molson Coors Brewing Co. Class
                                                                     B..............................       644,860
                                                                                                      ------------
                                                                                                         2,058,394
                         -----------------------------------------------------------------------------------------
                         BIOTECHNOLOGY--0.0%              2,700    Amgen, Inc.(j)...................       176,121
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.6%              500    Ameriprise Financial, Inc. ......        22,335
                                                         22,200    The Bank of New York Co.,
                                                                     Inc. ..........................       714,840
                                                            200    The Bear Stearns Cos., Inc. .....        28,016
                                                            200    Goldman Sachs Group, Inc. .......        30,086
                                                         90,400    Knight Capital Group, Inc. Class
                                                                     A(j)...........................     1,376,792
                                                          2,600    Lehman Brothers Holdings,
                                                                     Inc. ..........................       169,390
                                                          1,600    Mellon Financial Corp. ..........        55,088
                                                         26,300    Morgan Stanley...................     1,662,423
                                                                                                      ------------
                                                                                                         4,058,970
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         CHEMICALS--0.1%                 15,600    E.I. du Pont de Nemours & Co. ...  $    648,960
                                                         11,400    Lyondell Chemical Co. ...........       258,324
                                                          4,051    Tronox, Inc. Class B.............        53,352
                                                                                                      ------------
                                                                                                           960,636
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.4%          19,650    Fifth Third Bancorp..............       726,067
                                                         11,300    Wachovia Corp. ..................       611,104
                                                         20,100    Wells Fargo & Co. ...............     1,348,308
                                                                                                      ------------
                                                                                                         2,685,479
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL SERVICES &              600    Waste Management, Inc. ..........        21,528
                         SUPPLIES--0.0%
                         -----------------------------------------------------------------------------------------
                         COMMUNICATIONS                 149,500    3Com Corp.(j)....................       765,440
                         EQUIPMENT--1.3%
                                                        241,500    Cisco Systems, Inc.(j)...........     4,716,495
                                                          8,100    Comverse Technology, Inc.(j).....       160,137
                                                         12,100    Corning, Inc.(j).................       292,699
                                                         38,500    Extreme Networks Inc.(j).........       160,160
                                                        121,400    JDS Uniphase Corp.(j)............       307,142
                                                         38,800    Lucent Technologies, Inc.(j).....        93,896
                                                        101,700    Motorola, Inc. ..................     2,049,255
                                                         13,500    Plantronics, Inc. ...............       299,835
                                                         13,700    Tellabs, Inc.(j).................       182,347
                                                                                                      ------------
                                                                                                         9,027,406
                         -----------------------------------------------------------------------------------------
                         COMPUTERS &                     24,600    Adaptec, Inc.(j).................       106,764
                         PERIPHERALS--0.8%
                                                         29,011    Hewlett-Packard Co. .............       919,068
                                                         30,300    International Business Machines
                                                                     Corp. .........................     2,327,646
                                                         25,600    Lexmark International, Inc. Class
                                                                     A(j)...........................     1,429,248
                                                            900    Seagate Technology...............        20,376
                                                        234,900    Sun Microsystems, Inc.(j)........       974,835
                                                                                                      ------------
                                                                                                         5,777,937
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  11,600    Chicago Bridge & Iron Co. NV.....       280,140
                         ENGINEERING--0.8%
                                                        105,520    Foster Wheeler Ltd.(j)...........     4,558,464
                                                         26,100    Quanta Services, Inc.(j).........       452,313
                                                                                                      ------------
                                                                                                         5,290,917
                         -----------------------------------------------------------------------------------------
                         CONTAINERS &                    31,200    Crown Holdings, Inc.(j)..........       485,784
                         PACKAGING--0.1%
                                                         30,500    Smurfit-Stone Container
                                                                     Corp.(j).......................       333,670
                                                                                                      ------------
                                                                                                           819,454
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED CONSUMER            35,500    Career Education Corp.(j)........     1,061,095
                         SERVICES--0.3%
                                                         90,000    Corinthian Colleges, Inc.(j).....     1,292,400
                                                                                                      ------------
                                                                                                         2,353,495
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL           39,800    Bank of America Corp. ...........     1,914,380
                         SERVICES--0.8%
                                                            500    CIT Group, Inc. .................        26,145
                                                         75,000    Citigroup, Inc. .................     3,618,000
                                                          9,800    JPMorgan Chase & Co. ............       411,600
                                                            800    Leucadia National Corp. .........        23,352
                                                                                                      ------------
                                                                                                         5,993,477
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                     45,000    AT&T, Inc. ......................     1,255,050
                         TELECOMMUNICATION
                         SERVICES--0.7%

                                                         14,900    BellSouth Corp. .................       539,380
                                                         18,800    Cincinnati Bell, Inc.(j).........        77,080
                                                          2,320    Embarq Corp.(j)..................        95,097
                                                          3,500    Qwest Communications
                                                                     International Inc.(j)..........        28,315
                                                         83,900    Verizon Communications, Inc. ....     2,809,811
                                                                                                      ------------
                                                                                                         4,804,733
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         ELECTRIC                        26,200    Mirant Corp.(j)..................  $    702,160
                         UTILITIES--0.2%
                                                         29,600    PPL Corp. .......................       956,080
                                                                                                      ------------
                                                                                                         1,658,240
                         -----------------------------------------------------------------------------------------
                         ELECTRICAL                         300    Rockwell Automation, Inc. .......        21,603
                         EQUIPMENT--0.0%
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &          24,600    Sanmina-SCI Corp.(j).............       113,160
                         INSTRUMENTS--0.0%
                                                         39,900    Solectron Corp.(j)...............       136,458
                                                                                                      ------------
                                                                                                           249,618
                         -----------------------------------------------------------------------------------------
                         ENERGY EQUIPMENT &               3,200    Baker Hughes, Inc. ..............       261,920
                         SERVICES--1.3%
                                                         14,300    ENSCO International, Inc. .......       658,086
                                                         29,200    GlobalSantaFe Corp. .............     1,686,300
                                                          9,200    Halliburton Co. .................       682,732
                                                         27,600    Key Energy Services, Inc.(j).....       420,900
                                                         11,000    Maverick Tube Corp.(j)...........       695,090
                                                          7,300    National Oilwell Varco,
                                                                     Inc.(j)........................       462,236
                                                          9,200    Noble Corp. .....................       684,664
                                                         17,300    Rowan Cos., Inc. ................       615,707
                                                         25,500    Schlumberger Ltd.(p).............     1,660,305
                                                          4,600    Tidewater, Inc. .................       226,320
                                                          6,000    Transocean, Inc.(j)..............       481,920
                                                          9,200    Weatherford International
                                                                     Ltd.(j)........................       456,504
                                                                                                      ------------
                                                                                                         8,992,684
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES                  21,000    CVS Corp. .......................       644,700
                         RETAILING--0.3%
                                                         10,082    SUPERVALU Inc. ..................       309,517
                                                         23,200    Senomyx, Inc.(j).................       334,776
                                                          9,700    Wal-Mart Stores, Inc. ...........       467,249
                                                         10,500    Walgreen Co. ....................       470,820
                                                                                                      ------------
                                                                                                         2,227,062
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.3%                700    Archer Daniels Midland Co. ......        28,896
                                                         25,300    ConAgra Foods, Inc. .............       559,383
                                                         20,500    Corn Products International,
                                                                     Inc. ..........................       627,300
                                                          8,700    Ralcorp Holdings, Inc.(j)........       370,011
                                                         19,200    Sara Lee Corp. ..................       307,584
                                                                                                      ------------
                                                                                                         1,893,174
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT &         14,200    Bausch & Lomb, Inc. .............       696,368
                         SUPPLIES--0.2%
                                                         13,500    Baxter International, Inc. ......       496,260
                                                          8,900    Boston Scientific Corp.(j).......       149,876
                                                                                                      ------------
                                                                                                         1,342,504
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE PROVIDERS &         17,300    Aetna, Inc. .....................       690,789
                         SERVICES--0.9%
                                                          7,300    AmerisourceBergen Corp. .........       306,016
                                                            300    Cardinal Health, Inc. ...........        19,299
                                                          3,700    Cigna Corp. .....................       364,487
                                                         19,930    HCA, Inc. .......................       859,979
                                                          5,000    Health Management Associates,
                                                                     Inc. Class A...................        98,550
                                                         43,600    HealthSouth Corp.(j).............       167,860
                                                         11,200    Humana, Inc.(j)..................       601,440
                                                         12,000    Manor Care, Inc. ................       563,040
                                                          9,700    Medco Health Solutions,
                                                                     Inc.(j)........................       555,616
                                                         38,400    Tenet Healthcare Corp.(j)........       268,032
                                                          8,675    Triad Hospitals, Inc.(j).........       343,356
                                                         19,200    UnitedHealth Group, Inc. ........       859,776
                                                          9,900    WellPoint, Inc.(j)...............       720,423
                                                                                                      ------------
                                                                                                         6,418,663
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         HOTELS, RESTAURANTS &              600    Darden Restaurants, Inc. ........  $     23,640
                         LEISURE--0.4%
                                                         64,000    McDonald's Corp. ................     2,150,400
                                                          5,500    Panera Bread Co. Class A(j)......       369,820
                                                            700    Starbucks Corp.(j)...............        26,432
                                                          8,900    Wendy's International, Inc. .....       518,781
                                                                                                      ------------
                                                                                                         3,089,073
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                       10,000    Procter & Gamble Co. ............       556,000
                         PRODUCTS--0.1%
                         -----------------------------------------------------------------------------------------
                         IT SERVICES--0.1%                  900    Accenture Ltd. Class A...........        25,488
                                                         10,900    Automatic Data Processing,
                                                                     Inc. ..........................       494,315
                                                                                                      ------------
                                                                                                           519,803
                         -----------------------------------------------------------------------------------------
                         INDEPENDENT POWER               31,300    The AES Corp.(j).................       577,485
                         PRODUCERS & ENERGY
                         TRADERS--0.2%

                                                         46,300    Dynegy, Inc. Class A(j)..........       253,261
                                                         10,000    TXU Corp. .......................       597,900
                                                                                                      ------------
                                                                                                         1,428,646
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                     193,900    General Electric Co.(p)..........     6,390,944
                         CONGLOMERATES--1.7%
                                                         71,050    McDermott International,
                                                                     Inc.(j)........................     3,230,643
                                                            300    Textron, Inc. ...................        27,654
                                                         73,513    Tyco International Ltd. .........     2,021,608
                                                                                                      ------------
                                                                                                        11,670,849
                         -----------------------------------------------------------------------------------------
                         INSURANCE--2.2%                 28,800    ACE Ltd. ........................     1,456,992
                                                         16,800    The Allstate Corp. ..............       919,464
                                                         82,400    American International Group,
                                                                     Inc. ..........................     4,865,720
                                                         10,900    Assurant, Inc. ..................       527,560
                                                          8,100    Bristol West Holdings, Inc. .....       129,600
                                                            400    Chubb Corp. .....................        19,960
                                                          6,000    Darwin Professional Underwriters,
                                                                     Inc.(j)........................       105,960
                                                         36,300    Endurance Specialty Holdings
                                                                     Ltd. ..........................     1,161,600
                                                          3,500    Hartford Financial Services
                                                                     Group, Inc. ...................       296,100
                                                         15,100    IPC Holdings, Ltd. ..............       372,366
                                                            400    Lincoln National Corp. ..........        22,576
                                                          8,200    Marsh & McLennan Cos., Inc. .....       220,498
                                                         30,200    Platinum Underwriters Holdings
                                                                     Ltd. ..........................       844,996
                                                          3,500    Prudential Financial, Inc. ......       271,950
                                                         15,800    RenaissanceRe Holdings Ltd. .....       765,668
                                                         37,845    The St. Paul Travelers Cos.,
                                                                     Inc. ..........................     1,687,130
                                                            600    W.R. Berkley Corp. ..............        20,478
                                                         36,400    XL Capital Ltd. Class A..........     2,231,320
                                                                                                      ------------
                                                                                                        15,919,938
                         -----------------------------------------------------------------------------------------
                         INTERNET & CATALOG               8,500    Liberty Media Holding
                         RETAIL--0.0%                                Corp.--Interactive(j)..........       146,710
                         -----------------------------------------------------------------------------------------
                         INTERNET SOFTWARE &             12,000    eBay, Inc.(j)....................       351,480
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         LEISURE EQUIPMENT &             22,800    Mattel, Inc. ....................       376,428
                         PRODUCTS--0.1%
                         -----------------------------------------------------------------------------------------
                         LIFE SCIENCES TOOLS &            7,200    Waters Corp.(j)..................       319,680
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         MACHINERY--0.1%                  9,900    Commercial Vehicle Group,
                                                                     Inc.(j)........................       204,732
                                                            200    Cummins, Inc. ...................        24,450
                                                         19,700    Navistar International
                                                                     Corp.(j).......................       484,817
                                                                                                      ------------
                                                                                                           713,999
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         MEDIA--0.4%                     12,405    CBS Corp. Class B................  $    335,555
                                                         39,579    Comcast Corp. Class A(j).........     1,295,816
                                                          3,390    Discovery Holding Co.(j).........        49,596
                                                          4,886    Liberty Global, Inc.(j)..........       105,049
                                                          4,955    Liberty Global, Inc. Series
                                                                     C(j)...........................       101,924
                                                          1,700    Liberty Media Holding
                                                                     Corp.--Capital(j)..............       142,409
                                                            400    The McGraw-Hill Cos., Inc. ......        20,092
                                                         27,000    Time Warner, Inc. ...............       467,100
                                                          7,700    Tribune Co. .....................       249,711
                                                         11,779    Viacom, Inc. Class B(j)..........       422,159
                                                            700    Walt Disney Co. .................        21,000
                                                                                                      ------------
                                                                                                         3,210,411
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.8%           12,500    AK Steel Holding Corp.(j)........       172,875
                                                         73,000    Alcoa, Inc. .....................     2,362,280
                                                            400    Allegheny Technologies, Inc. ....        27,696
                                                         14,500    Freeport-McMoRan Copper & Gold,
                                                                     Inc. Class B...................       803,445
                                                         15,700    Inco Ltd. .......................     1,034,630
                                                          9,900    Newmont Mining Corp. ............       524,007
                                                            400    Nucor Corp. .....................        21,700
                                                          3,000    Southern Copper Corp. ...........       267,390
                                                          3,200    United States Steel Corp. .......       224,384
                                                                                                      ------------
                                                                                                         5,438,407
                         -----------------------------------------------------------------------------------------
                         MULTI-UTILITIES--0.0%              500    PG&E Corp. ......................        19,640
                         -----------------------------------------------------------------------------------------
                         MULTILINE RETAIL--0.0%             400    JC Penney Co., Inc. .............        27,004
                                                            700    Nordstrom, Inc. .................        25,550
                                                            100    Sears Holdings Corp.(j)..........        15,484
                                                                                                      ------------
                                                                                                            68,038
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE            3,900    Alon USA Energy, Inc. ...........       122,733
                         FUELS--3.9%
                                                         20,000    Arch Coal, Inc. .................       847,400
                                                         35,412    Chevron Corp. ...................     2,197,669
                                                         28,958    ConocoPhillips...................     1,897,618
                                                          8,400    Consol Energy, Inc. .............       392,448
                                                          9,900    Devon Energy Corp. ..............       598,059
                                                        228,300    El Paso Corp. ...................     3,424,500
                                                        107,850    Exxon Mobil Corp. ...............     6,616,597
                                                         23,500    Foundation Coal Holdings,
                                                                     Inc. ..........................     1,102,855
                                                         12,900    Hess Corp. ......................       681,765
                                                         50,400    International Coal Group,
                                                                     Inc.(j)........................       362,376
                                                          1,600    James River Coal Co.(j)..........        42,384
                                                         47,170    Kerr-McGee Corp. ................     3,271,239
                                                         23,800    Marathon Oil Corp. ..............     1,982,540
                                                         15,000    Murphy Oil Corp. ................       837,900
                                                          8,200    Noble Energy, Inc. ..............       384,252
                                                         14,325    Occidental Petroleum Corp.(p)....     1,469,029
                                                         14,500    Pogo Producing Co. ..............       668,450
                                                         26,300    Rosetta Resources, Inc.(a)(j)....       437,106
                                                         11,275    Stone Energy Corp.(j)............       524,851
                                                          3,000    Williams Cos., Inc. .............        70,080
                                                                                                      ------------
                                                                                                        27,931,851
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST                  21,600    Bowater, Inc. ...................       491,400
                         PRODUCTS--0.2%
                                                         28,000    International Paper Co. .........       904,400
                                                                                                      ------------
                                                                                                         1,395,800
                         -----------------------------------------------------------------------------------------
                         PERSONAL PRODUCTS--0.1%         16,700    Avon Products, Inc. .............       517,700
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         PHARMACEUTICALS--1.8%           22,300    Abbott Laboratories..............  $    972,503
                                                         15,000    Andrx Corp.(j)...................       347,850
                                                         45,200    Bristol-Myers Squibb Co. ........     1,168,872
                                                         14,300    Eli Lilly & Co. .................       790,361
                                                         55,700    Johnson & Johnson................     3,337,544
                                                         42,400    Merck & Co., Inc. ...............     1,544,632
                                                        106,500    Pfizer, Inc. ....................     2,499,555
                                                         21,800    Schering-Plough Corp. ...........       414,854
                                                         35,300    Valeant Pharmaceuticals
                                                                     International..................       597,276
                                                          5,900    Watson Pharmaceuticals,
                                                                     Inc.(j)........................       137,352
                                                         20,900    Wyeth............................       928,169
                                                                                                      ------------
                                                                                                        12,738,968
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE INVESTMENT           8,900    Aames Investment Corp. ..........        44,411
                         TRUSTS (REITS)--0.2%
                                                        103,030    Friedman Billings Ramsey Group,
                                                                     Inc. Class A...................     1,130,239
                                                          3,153    ProLogis.........................       164,334
                                                          7,213    Ventas, Inc. ....................       244,376
                                                                                                      ------------
                                                                                                         1,583,360
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.9%               45,500    CSX Corp. .......................     3,205,020
                                                         19,500    Norfolk Southern Corp. ..........     1,037,790
                                                         22,800    Union Pacific Corp. .............     2,119,488
                                                                                                      ------------
                                                                                                         6,362,298
                         -----------------------------------------------------------------------------------------
                         SEMICONDUCTORS &                   700    Advanced Micro Devices,
                         SEMICONDUCTOR                               Inc.(j)........................        17,094
                         EQUIPMENT--0.2%

                                                         13,459    Agere Systems, Inc.(j)...........       197,847
                                                         21,500    Cirrus Logic, Inc.(j)............       175,010
                                                            700    Freescale Semiconductor, Inc.
                                                                     Class B(j).....................        20,580
                                                         20,600    Genesis Microchip, Inc.(j).......       238,136
                                                         42,300    Intel Corp. .....................       801,585
                                                          1,300    Micron Technology, Inc.(j).......        19,578
                                                            800    Nvidia Corp.(j)..................        17,032
                                                          9,900    Photronics, Inc.(j)..............       146,520
                                                                                                      ------------
                                                                                                         1,633,382
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--1.4%                 135,852    CA, Inc.(p)......................     2,791,759
                                                        207,900    Microsoft Corp. .................     4,844,070
                                                        233,100    Novell, Inc.(j)..................     1,545,453
                                                         21,600    Symantec Corp.(j)................       335,664
                                                         60,600    TIBCO Software, Inc.(j)..........       427,230
                                                                                                      ------------
                                                                                                         9,944,176
                         -----------------------------------------------------------------------------------------
                         SPECIALTY RETAIL--0.1%             400    Best Buy Co., Inc. ..............        21,936
                                                          1,000    Circuit City Stores, Inc. .......        27,220
                                                            800    Limited Brands...................        20,472
                                                            700    Office Depot, Inc.(j)............        26,600
                                                         30,600    Pier 1 Imports, Inc.(p)..........       213,588
                                                         11,000    RadioShack Corp. ................       154,000
                                                          1,000    Staples, Inc. ...................        24,320
                                                                                                      ------------
                                                                                                           488,136
                         -----------------------------------------------------------------------------------------
                         TEXTILES, APPAREL &             97,400    Unifi, Inc.(j)...................       282,460
                         LUXURY GOODS--0.0%
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE              13,900    Fannie Mae.......................       668,590
                         FINANCE--0.2%
                                                         14,300    Washington Mutual, Inc. .........       651,794
                                                                                                      ------------
                                                                                                         1,320,384
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD              COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                         TOBACCO--0.3%                   81,200    Alliance One International,
                                                                     Inc. ..........................  $    360,528
                                                         20,900    Altria Group, Inc. ..............     1,534,687
                                                            500    Loews Corp.--Carolina Group......        25,685
                                                            200    Reynolds American, Inc. .........        23,060
                                                                                                      ------------
                                                                                                         1,943,960
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  73,000    Macquarie Infrastructure Co.
                         INFRASTRUCTURE--0.3%                        Trust..........................     2,014,070
                         -----------------------------------------------------------------------------------------
                         WIRELESS                        20,000    Alltel Corp. ....................     1,276,600
                         TELECOMMUNICATION
                         SERVICES--0.5%
                                                         98,200    Sprint Nextel Corp. .............     1,963,018
                                                                                                      ------------
                                                                                                         3,239,618
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THE UNITED
                                                                   STATES...........................   183,363,459
------------------------------------------------------------------------------------------------------------------
VIETNAM--0.1%            DIVERSIFIED FINANCIAL          757,200    Vietnam Enterprise Investments
                         SERVICES--0.1%                              Ltd. ..........................       757,200
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN VIETNAM...       757,200
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS
                                                                   (COST--$337,553,741)--60.8%......   431,032,360
------------------------------------------------------------------------------------------------------------------
                                                                           PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.2%          COMMERCIAL BANKS--0.2%          31,600    National Australia Bank Ltd.,
                                                                     7.875%(f)......................     1,342,684
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL PREFERRED STOCKS IN
                                                                   AUSTRALIA........................     1,342,684
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.6%      INSURANCE--0.2%                  4,200    IPC Holdings, Ltd., 7.25%(f).....       103,425
                                                         22,500    Metlife, Inc. Series B,
                                                                     6.375%(f)......................       620,325
                                                         20,000    XL Capital Ltd., 6.50%(f)........       417,400
                                                                                                      ------------
                                                                                                         1,141,150
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE              510    El Paso Corp., 4.99%(f)..........       658,793
                         FUELS--0.1%
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE                  24    Fannie Mae Series 2004-1,
                         FINANCE--0.3%                               5.375%(f)......................     2,224,728
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL PREFERRED STOCKS IN THE
                                                                   UNITED STATES....................     4,024,671
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL PREFERRED STOCKS
                                                                   (COST--$5,005,488)--0.8%.........     5,367,355
------------------------------------------------------------------------------------------------------------------
                                                                         EXCHANGE-TRADED FUNDS
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--0.0%                                         5,000    iShares MSCI South Korea Index
                                                                     Fund...........................       225,350
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL EXCHANGE-TRADED FUNDS
                                                                   (COST--$208,399)--0.0%...........       225,350
------------------------------------------------------------------------------------------------------------------
                                                                             MUTUAL FUNDS
------------------------------------------------------------------------------------------------------------------
VIETNAM--0.0%                                           110,286    Vietnam Enterprise Investments
                                                                     Ltd. Redeemable Shares(j)......       292,258
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL MUTUAL FUNDS
                                                                   (COST--$130,000)--0.0%...........       292,258
------------------------------------------------------------------------------------------------------------------
                                                                              WARRANTS(C)
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--0.0%     CAPITAL MARKETS--0.0%          269,467    Deutsche Bank AG (expires
                                                                     9/15/2006).....................        62,299
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL WARRANTS IN THE UNITED
                                                                   KINGDOM..........................        62,299
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
COUNTRY                  INDUSTRY                          HELD               WARRANTS(C)                VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%      COMMUNICATIONS                  17,905    Lucent Technologies, Inc.
                         EQUIPMENT--0.0%                             (expires 12/10/2007)...........  $      4,655
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                        795    AboveNet, Inc. (expires
                         TELECOMMUNICATION                           9/08/2008).....................         7,155
                         SERVICES--0.0%
                                                            936    AboveNet, Inc. (expires
                                                                     9/08/2010).....................         8,424
                                                                                                      ------------
                                                                                                            15,579
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL WARRANTS IN THE UNITED
                                                                   STATES...........................        20,234
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL WARRANTS
                                                                   (COST--$401,986)--0.0%...........        82,533
------------------------------------------------------------------------------------------------------------------
                                                                        FIXED INCOME SECURITIES
------------------------------------------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT             CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------
BRAZIL--0.1%             COMMERCIAL BANKS--0.0%  USD    275,000    Banco Nacional de Desenvolvimento
                                                                     Economico e Social, 5.873% due
                                                                     6/16/2008(n)...................       269,913
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%            400,000    Cosan SA Industria e Comercio, 9%
                                                                     due 11/01/2009(a)..............       418,000
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.0%   BRL     10,296    Cia Vale do Rio Doce,(k)(n)......             0
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                     BRAZIL.........................       687,913
------------------------------------------------------------------------------------------------------------------
CANADA--0.2%             METALS & MINING--0.0%   USD     70,000    Bema Gold Corp., 3.25% due
                                                                     2/25/2011(f)...................        83,840
                         -----------------------------------------------------------------------------------------
                         WIRELESS                                  Rogers Wireless Communications,
                         TELECOMMUNICATION                           Inc.:
                         SERVICES--0.2%
                                                        800,000      8.454% due 12/15/2010(n).......       823,000
                                                 CAD    325,000      7.625% due 12/15/2011..........       305,391
                                                                                                      ------------
                                                                                                         1,128,391
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN CANADA..     1,212,231
------------------------------------------------------------------------------------------------------------------
CHILE--0.4%              ELECTRIC                USD  2,905,193    Empresa Electrica del Norte
                         UTILITIES--0.4%                             Grande SA, 5% due
                                                                     11/05/2017(r)..................     2,614,674
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN CHILE...     2,614,674
------------------------------------------------------------------------------------------------------------------
CHINA--0.1%              INDUSTRIAL                     786,000    Beijing Enterprises Investment
                         CONGLOMERATES--0.1%                         Ltd., 0% due 12/21/2010(f)(m)..       858,705
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN CHINA...       858,705
------------------------------------------------------------------------------------------------------------------
EUROPE--1.2%             COMMERCIAL BANKS--1.2%                    European Investment Bank:
                                                 EUR  3,900,000      4% due 1/15/2007...............     5,002,355
                                                 BRL  1,000,000      0% due 5/01/2008(m)............       353,469
                                                      5,181,190      0% due 9/12/2008(a)(m).........     1,735,489
                                                      6,160,000      0% due 9/21/2010(a)(m).........     1,545,572
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN EUROPE       8,636,885
------------------------------------------------------------------------------------------------------------------
FRANCE--1.0%             COMMERCIAL BANKS--1.0%                    ERAP:
                                                 EUR  2,550,000      2.875% due 7/12/2006...........     3,260,408
                                                      2,750,000      3.375% due 4/25/2008...........     3,503,777
                                                                                                      ------------
                                                                                                         6,764,185
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--0.0%                  98,700    Infogrames Entertainment SA
                                                                     Series WW, 4% due
                                                                     4/01/2009(f)...................        51,049
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN FRANCE..     6,815,234
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                           FACE
COUNTRY                  INDUSTRY                        AMOUNT             CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
GERMANY--1.5%            COMMERCIAL BANKS--1.5%                    KfW--Kreditanstalt fuer
                                                                     Wiederaufbau:
                                                 GBP    475,000      4.80% due 10/27/2006...........  $    878,276
                                                 EUR  2,550,000      3.125% due 11/15/2006..........     3,257,770
                                                 GBP    700,000      5.375% due 12/07/2007..........     1,301,936
                                                        700,000      4.50% due 12/07/2008...........     1,278,671
                                                 EUR  2,000,000      4.25% due 7/04/2014............     2,582,892
                                                 JPY120,000,000    Norddeutsche Landesbank
                                                                     Girozentrale, 0.45% due
                                                                     1/19/2009......................     1,038,240
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   GERMANY..........................    10,337,785
------------------------------------------------------------------------------------------------------------------
HONG KONG--0.2%          INDUSTRIAL              USD    725,000    Hutchison Whampoa International
                         CONGLOMERATES--0.1%                         Ltd., 5.45% due 11/24/2010.....       707,789
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE MANAGEMENT         400,000    Hongkong Land CB 2005 Ltd., 2.75%
                         & DEVELOPMENT--0.1%                         due 12/21/2012(f)..............       439,500
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN HONG
                                                                   KONG.............................     1,147,289
------------------------------------------------------------------------------------------------------------------
INDIA--0.6%              AUTOMOBILES--0.3%                         Tata Motors Ltd.(f):
                                                        500,000      1% due 7/31/2008(a)............     1,535,000
                                                        360,000      Series 2, 1% due 4/27/2011.....       410,832
                                                                                                      ------------
                                                                                                         1,945,832
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.2%                  1,530,000    Zee Telefilms Ltd., 0.50% due
                                                                     4/29/2009(f)...................     1,606,500
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.0%          300,000    Gujarat NRE Coke Ltd., 0% due
                                                                     4/12/2011(f)(m)................       267,000
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE             500,000    Housing Development Finance
                         FINANCE--0.1%                               Corp., 0% due 9/27/2010(f)(m)..       530,000
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN INDIA...     4,349,332
------------------------------------------------------------------------------------------------------------------
JAPAN--0.5%              COMMERCIAL BANKS--0.5%  JPY 80,000,000    The Bank of Kyoto Ltd., Series 1,
                                                                     1.90% due 9/30/2009(f).........     1,361,151
                                                    200,000,000    International Bank for
                                                                     Reconstruction & Development
                                                                     Series 670, 2% due 2/18/2008...     1,782,741
                                                     17,000,000    The Mie Bank Ltd., 1% due
                                                                     10/31/2011(f)..................       183,659
                                                                                                      ------------
                                                                                                         3,327,551
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.0%             20,000,000    ASIF II, 1.20% due 3/20/2008.....       175,462
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN JAPAN...     3,503,013
------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.3%           DIVERSIFIED FINANCIAL   USD    800,000    Feringghi Capital Ltd., 0% due
                         SERVICES--0.2%                              12/22/2009(f)(m)...............       828,000
                                                 MYR  2,225,000    Johor Corp., 1% due 7/31/2009....       672,132
                                                                                                      ------------
                                                                                                         1,500,132
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                USD    285,000    TNB Capital (L) Ltd., 2.625% due
                         UTILITIES--0.0%                             11/20/2007(f)..................       327,038
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.0%            130,000    IOI Investment BHD, 0% due
                                                                     9/18/2009(f)(m)................       171,724
                         -----------------------------------------------------------------------------------------
                         MULTI-UTILITIES--0.1%          500,000    YTL Power Finance Cayman Ltd., 0%
                                                                     due 5/09/2010(f)(m)............       521,875
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   MALAYSIA.........................     2,520,769
------------------------------------------------------------------------------------------------------------------
MEXICO--0.1%             HOUSEHOLD                      545,000    Vitro Envases Norteamerica SA de
                         DURABLES--0.1%                              CV,11.03% due 7/23/2011(a).....       561,350
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN MEXICO..       561,350
------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.4%        COMMERCIAL BANKS--0.1%  GBP    500,000    Bank Nederlandse Gemeenten,
                                                                     4.625% due 12/07/2006..........       923,155
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                           FACE
COUNTRY                  INDUSTRY                        AMOUNT             CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
NETHERLANDS
(CONCLUDED)
                         SEMICONDUCTORS &                          ASM International NV(f):
                         SEMICONDUCTOR
                         EQUIPMENT--0.3%

                                                 USD     70,000      4.25% due 12/06/2011...........  $     67,044
                                                        265,000      4.25% due 12/06/2011(a)........       256,056
                                                 EUR  1,450,000    Infineon Technologies Holding BV,
                                                                     4.25% due 2/06/2007(f).........     1,854,054
                                                                                                      ------------
                                                                                                         2,177,154
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN THE
                                                                   NETHERLANDS......................     3,100,309
------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.0%          DIVERSIFIED FINANCIAL   SGD    250,000    Somerset Global, 0% due
                         SERVICES--0.0%                              1/12/2009(f)(m)................       159,871
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL              USD    160,000    Noble Group Ltd., 0.90% due
                         CONGLOMERATES--0.0%                         4/20/2009(f)...................       158,000
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   SINGAPORE........................       317,871
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--0.1%        WIRELESS                                  LG Telecom Ltd.:
                         TELECOMMUNICATION
                         SERVICES--0.1%
                                                         50,000      8.25% due 7/15/2009............        51,654
                                                        900,000      8.25% due 7/15/2009(a).........       927,000
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   SOUTH KOREA......................       978,654
------------------------------------------------------------------------------------------------------------------
SWEDEN--0.1%             DIVERSIFIED FINANCIAL   TRY  1,396,720    Svensk Exportkredit AB,10.50% due
                         SERVICES--0.1%                              9/29/2015......................       624,282
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN SWEDEN..       624,282
------------------------------------------------------------------------------------------------------------------
TAIWAN--0.3%             CAPITAL MARKETS--0.2%   USD  1,650,000    UBS AG, Jersey Branch, 0% due
                                                                     12/01/2010(m)..................     1,650,000
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION                   605,000    Taiwan Cement Corp., 0% due
                         MATERIALS--0.1%                             3/03/2009(f)(m)................       736,167
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.0%                 40,000    Shin Kong Financial Holding Co.
                                                                     Ltd., 0% due 6/17/2009(f)(m)...        45,500
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN TAIWAN..     2,431,667
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--0.1%     COMMERCIAL BANKS--0.1%  GBP    235,000    International Bank for
                                                                     Reconstruction & Development,
                                                                     7.125% due 7/30/2007...........       445,546
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN THE
                                                                   UNITED KINGDOM...................       445,546
------------------------------------------------------------------------------------------------------------------
UNITED STATES--1.6%      AEROSPACE &             USD    230,000    GenCorp, Inc., 5.75% due
                         DEFENSE--0.0%                               4/15/2007(f)...................       243,513
                         -----------------------------------------------------------------------------------------
                         AIRLINES--0.0%                 356,242    Northwest Airlines, Inc. Series
                                                                     1999-3-B, 9.485% due
                                                                     10/01/2016(h)..................        78,373
                         -----------------------------------------------------------------------------------------
                         BIOTECHNOLOGY--0.0%            150,000    Cell Genesys, Inc., 3.125% due
                                                                     11/01/2011(f)..................       115,313
                                                        200,000    Nabi Biopharmaceuticals, 2.875%
                                                                     due 4/15/2025(f)...............       167,000
                                                                                                      ------------
                                                                                                           282,313
                         -----------------------------------------------------------------------------------------
                         COMMUNICATIONS                 380,000    Lucent Technologies, Inc., 8% due
                         EQUIPMENT--0.1%                             8/01/2031(f)...................       380,950
                         -----------------------------------------------------------------------------------------
                         CONTAINERS &                   375,000    Crown Cork & Seal Co., Inc.,
                         PACKAGING--0.1%                             7.50% due 12/15/2096...........       298,125
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL   JPY 75,000,000    General Electric Capital Corp.,
                         SERVICES--0.1%                              1.40% due 11/02/2006...........       658,334
                                                 USD    225,000    Triad Acquisition Corp. Series B,
                                                                     11.125% due 5/01/2013..........       221,625
                                                                                                      ------------
                                                                                                           879,959
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE PROVIDERS &        600,000    Tenet Healthcare Corp., 9.25% due
                         SERVICES--0.1%                              2/01/2015(a)...................       589,500
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                           FACE
COUNTRY                  INDUSTRY                        AMOUNT             CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                         HOTELS, RESTAURANTS &   USD    280,000    Uno Restaurant Corp.,10% due
                         LEISURE--0.0%                               2/15/2011(a)...................  $    214,200
                         -----------------------------------------------------------------------------------------
                         INDEPENDENT POWER       GBP    213,000    The AES Corp., 8.375% due
                         PRODUCERS & ENERGY                          3/01/2011......................       393,956
                         TRADERS--0.5%
                                                 USD    400,000    Calpine Corp., 8.75% due
                                                                     7/15/2013(a)(h)................       376,000
                                                                   Calpine Generating Co. LLC (n):
                                                      1,800,000      9.096% due 4/01/2009...........     1,842,750
                                                      1,000,000      11.096% due 4/01/2010..........     1,037,500
                                                                                                      ------------
                                                                                                         3,650,206
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                291,000    Fortis Insurance NV, 7.75% due
                                                                     1/26/2008(a)(f)................       376,199
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE                     McMoRan Exploration Co.(f):
                         FUELS--0.2%
                                                        560,000      5.25% due 10/06/2011...........       674,800
                                                        325,000      5.25% due 10/06/2011(a)........       391,625
                                                                                                      ------------
                                                                                                         1,066,425
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST               1,250,000    Mandra Forestry, 12% due
                         PRODUCTS--0.1%                              5/15/2013(a)(g)................       962,500
                         -----------------------------------------------------------------------------------------
                         SEMICONDUCTORS &               980,000    Conexant Systems, Inc., 4% due
                         SEMICONDUCTOR                               2/01/2007(f)...................       964,075
                         EQUIPMENT--0.2%
                                                        625,000    LSI Logic Corp., 4% due
                                                                     11/01/2006(f)..................       618,750
                                                                                                      ------------
                                                                                                         1,582,825
                         -----------------------------------------------------------------------------------------
                         SPECIALTY RETAIL--0.0%         110,000    General Nutrition Centers, Inc.,
                                                                     8.625% due 1/15/2011...........       110,138
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       800,000    Nextel Communications, Inc.,
                         TELECOMMUNICATION                           5.25% due 1/15/2010(f).........       773,000
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN THE
                                                                   UNITED STATES....................    11,488,226
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS
                                                                   (COST--$59,666,549)--8.8%........    62,631,735
------------------------------------------------------------------------------------------------------------------
                                                                    FLOATING RATE LOAN INTERESTS(B)
------------------------------------------------------------------------------------------------------------------
MEXICO--0.1%             HOUSEHOLD                      483,333    Vitro Envases Norteamerica SA de
                         DURABLES--0.1%                              CV Term Loan, 10.08% due
                                                                     2/23/2010......................       488,167
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FLOATING RATE LOAN
                                                                   INTERESTS IN MEXICO..............       488,167
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%      TEXTILES, APPAREL &            531,669    Galey & Lord, Inc. Term Loan,
                         LUXURY GOODS--0.0%                          10.17% due 7/31/2009(h)........        15,950
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FLOATING RATE LOAN
                                                                   INTERESTS IN THE UNITED STATES...        15,950
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FLOATING RATE LOAN
                                                                   INTERESTS
                                                                   (COST--$837,142)--0.1%...........       504,117
------------------------------------------------------------------------------------------------------------------
                                                                    FOREIGN GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
                                                 EUR  1,125,000    Caisse d'Amortissement de la
                                                                     Dette Sociale, 4% due
                                                                     10/25/2014.....................     1,424,720
                                                 CAD  2,355,000    Canadian Government Bond, 4% due
                                                                     9/01/2010......................     2,079,816
                                                 EUR  8,000,000    Deutsche Bundesrepublik Series
                                                                     00, 5.25% due 1/04/2011........    10,814,439
                                                                   Hong Kong Government Bond:
                                                 HKD 15,000,000      4.23% due 3/21/2011............     1,895,973
                                                     30,000,000      4.57% due 6/13/2011............     3,841,607

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                           FACE
COUNTRY                                                  AMOUNT     FOREIGN GOVERNMENT OBLIGATIONS       VALUE
------------------------------------------------------------------------------------------------------------------
                                                 ISK 71,000,000    Iceland Rikisbref, 7.25% due
                                                                     5/17/2013......................  $    850,076
                                                 JPY125,000,000    Italy Government International
                                                                     Bond, 0.375% due 10/10/2006....     1,093,933
                                                 MYR  7,200,000    Malaysia Government Bond, 3.756%
                                                                     due 4/28/2011..................     1,888,730
                                                      8,750,000    Malaysia Government Bond Series
                                                                     386X, 8.60% due 12/01/2007.....     2,525,810
                                                 EUR  1,300,000    Netherlands Government Bond,
                                                                     3.75% due 7/15/2014............     1,635,091
                                                 NZD  1,175,000    New Zealand Government Bond
                                                                     Series 216, 4.50% due
                                                                     2/14/2016......................       973,372
                                                 PLN  6,000,000    Poland Government Bond, 3% due
                                                                     8/24/2016......................     1,906,002
                                                 SEK 19,125,000    Sweden Government Bond Series
                                                                     3101, 4% due 12/01/2008........     3,266,154
                                                 EUR  2,750,000    Unedic, 3.50% due 9/18/2008......     3,500,268
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS
                                                                   (COST--$34,602,289)--5.3%........    37,695,991
------------------------------------------------------------------------------------------------------------------
                                                                      U.S. GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
UNITED STATES--14.2%                             USD  3,175,000    Freddie Mac, 5.48% due
                                                                     5/16/2008......................     3,163,586
                                                                   U.S. Treasury Inflation Indexed
                                                                     Bonds:
                                                      8,931,972      0.875% due 4/15/2010...........     8,425,708
                                                     12,987,051      1.875% due 7/15/2015(q)........    12,322,984
                                                     26,845,163      2% due 1/15/2016...............    25,636,084
                                                     14,741,423      2.375% due 4/15/2011...........    14,683,268
                                                                   U.S. Treasury Notes:
                                                        700,000      3.50% due 5/31/2007............       688,899
                                                      7,500,000      3.625% due 4/30/2007...........     7,398,045
                                                      1,385,000      4% due 6/15/2009...............     1,342,422
                                                      6,425,000      4.25% due 11/15/2014...........     6,042,513
                                                      1,800,000      4.375% due 12/31/2007..........     1,778,555
                                                      1,300,000      4.50% due 11/15/2015...........     1,238,250
                                                      1,250,000      4.875% due 4/30/2008...........     1,243,213
                                                     12,000,000      4.875% due 5/31/2011...........    11,878,128
                                                      5,250,000      5.125% due 5/15/2016...........     5,243,847
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                                   (COST--$102,263,136)--14.2%......   101,085,502
------------------------------------------------------------------------------------------------------------------
                                                                           STRUCTURED NOTES
------------------------------------------------------------------------------------------------------------------
BRAZIL--0.9%                                                       JPMorgan Chase Bank Structured
                                                                     Note (NTN-B Linked Notes):
                                                 BRL 13,285,791      6% due 8/15/2010...............     5,377,607
                                                      2,849,611      6% due 8/17/2010...............     1,153,419
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN
                                                                     BRAZIL.........................     6,531,026
------------------------------------------------------------------------------------------------------------------
GERMANY--0.4%                                    USD  3,000,000    Goldman Sachs & Co. (DAX Linked
                                                                     Notes), 0% due 10/19/2007......     2,808,393
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN
                                                                   GERMANY..........................     2,808,393
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                           FACE
COUNTRY                                                  AMOUNT            STRUCTURED NOTES              VALUE
------------------------------------------------------------------------------------------------------------------
JAPAN--1.8%                                                        Goldman Sachs & Co. (TOPIX Linked
                                                                     Notes):
                                                 USD  3,300,000      0% due 7/30/2007...............  $  3,632,010
                                                      3,300,000      0% due 8/03/2007...............     3,542,703
                                                      2,700,000      0% due 2/16/2008...............     2,465,810
                                                      2,929,000      Series B, 0% due 1/31/2007.....     2,974,089
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN
                                                                   JAPAN............................    12,614,612
------------------------------------------------------------------------------------------------------------------
UNITED STATES--1.1%                                   7,316,000    Morgan Stanley, 0.001% due
                                                                     6/04/2007......................     7,538,406
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN THE
                                                                   UNITED STATES....................     7,538,406
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES
                                                                   (COST--$29,305,640)--4.2%........    29,492,437
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FIXED INCOME SECURITIES
                                                                   (COST--$226,674,756)--32.6%......   231,409,782
------------------------------------------------------------------------------------------------------------------
                                                     BENEFICIAL
                         INDUSTRY                      INTEREST           OTHER INTERESTS(E)
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%      DIVERSIFIED             USD  1,400,000    AboveNet, Inc.. (Litigation Trust
                         TELECOMMUNICATION                           Certificates)..................             0
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL OTHER INTERESTS
                                                                   (COST--$0)--0.0%.................             0
------------------------------------------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT          SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------
EUROPE--2.2%             TIME DEPOSITS--2.2%                       Euro Time Deposit:
                                                 EUR  1,119,566      2.74% due 7/07/2006............     1,431,542
                                                        776,529      2.78% due 7/07/2006............       992,915
                                                      1,988,000      2.76% due 7/14/2006............     2,541,972
                                                      1,988,000      2.81% due 7/21/2006............     2,541,972
                                                      1,988,000      2.835% due 7/28/2006...........     2,541,972
                                                        631,214      2.85% due 8/04/2006............       807,107
                                                      1,985,440      2.83% due 8/11/2006............     2,538,699
                                                      1,862,843      2.86% due 8/18/2006............     2,381,939
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   EUROPE...........................    15,778,118
------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.3%          TIME DEPOSITS--0.3%     SGD  3,729,408    Singapore Time Deposit, 3.64% due
                                                                     7/14/2006......................     2,358,370
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   SINGAPORE........................     2,358,370
------------------------------------------------------------------------------------------------------------------
SWITZERLAND--0.6%        TIME DEPOSITS--0.6%                       Swiss Franc Time Deposit:
                                                 CHF  2,083,928      1.34% due 7/07/2006............     1,701,166
                                                      2,595,641      1.29% due 7/14/2006............     2,118,890
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   SWITZERLAND......................     3,820,056
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     BENEFICIAL
COUNTRY                                                INTEREST          SHORT-TERM SECURITIES           VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES--1.9%                              USD  3,126,684    Merrill Lynch Liquidity Series,
                                                                     LLC Cash Sweep Series I,
                                                                     4.78%(d)(o)....................  $  3,126,684
                                                     10,524,500    Merrill Lynch Liquidity Series,
                                                                     LLC Money Market Series,
                                                                     5.22%(d)(l)(o).................    10,524,500
                         ------------------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   THE UNITED STATES................    13,651,184
                         ------------------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES
                                                                   (COST--$35,434,937)--5.0%........    35,607,728
                         ------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS
                                                                   (COST--$605,409,307)--99.2%......   704,017,366
------------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF
                                                      CONTRACTS             OPTIONS WRITTEN
------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                                        308    3Com Corp., expiring January 2007
                                                                     at USD 5.......................       (26,180)
                                                            150    Andrx Corp., expiring January
                                                                     2007 at USD 20.................       (72,000)
                                                            200    Arch Coal, Inc., expiring January
                                                                     2007 at USD 37.5...............      (184,000)
                                                                   Bausch & Lomb, Inc.:
                                                             35      expiring October 2006 at USD
                                                                     45.............................       (24,500)
                                                             77      expiring January 2007 at USD
                                                                     50.............................       (38,500)
                                                             30      expiring January 2008 at USD
                                                                     45.............................       (37,200)
                                                            132    CA, Inc., expiring January 2007
                                                                     at USD 30......................        (1,320)
                                                             88    CBS Corp. Class B, expiring
                                                                     January 2007 at USD 27.5.......       (14,520)
                                                                   Career Education Corp.:
                                                            105      expiring January 2007 at USD
                                                                     25.............................       (72,450)
                                                             90      expiring January 2007 at USD
                                                                     30.............................       (35,100)
                                                            160      expiring January 2007 at USD
                                                                     35.............................       (27,200)
                                                             69    Chicago Bridge & Iron Co. NV,
                                                                     expiring January 2007 at USD
                                                                     25.............................       (21,390)
                                                            215    Cirrus Logic, Inc., expiring
                                                                     January 2007 at USD 5..........       (73,100)
                                                                   Cisco Systems, Inc.:
                                                            206      expiring January 2007 at USD
                                                                     17.5...........................       (67,980)
                                                            239      expiring January 2007 at USD
                                                                     22.5...........................       (17,925)
                                                            900    Corinthian Colleges, Inc.,
                                                                     expiring January 2007 at USD
                                                                     12.5...........................      (261,000)
                                                            385    Extreme Networks Inc., expiring
                                                                     January 2007 at USD 5..........        (9,625)
                                                            120    eBay, Inc., expiring January 2008
                                                                     at USD 25......................      (104,400)
                                                             57    Fannie Mae, expiring January 2007
                                                                     at USD 50......................       (18,240)
                                                             74    Foundation Coal Holdings, Inc.,
                                                                     expiring December 2006 at USD
                                                                     50.............................       (26,640)
                                                            318    Kerr-McGee Corp., expiring
                                                                     January 2007 at USD 50.........      (651,900)
                                                            478    Knight Capital Group, Inc. Class
                                                                     A, expiring January 2007 at
                                                                     USD 7.5........................      (391,960)
                                                            256    Lexmark International, Inc. Class
                                                                     A, expiring January 2007 at
                                                                     USD 50.........................      (248,320)
                                                            228    Mattel, Inc., expiring January
                                                                     2007 at USD 15.................       (54,720)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      NUMBER OF
                                                      CONTRACTS             OPTIONS WRITTEN              VALUE
------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                                               McDermott International, Inc.:
(CONCLUDED)                                                  39      expiring January 2007 at USD
                                                                     15.............................  $   (181,935)
                                                            116      expiring January 2007 at USD
                                                                     23.333.........................      (401,940)
                                                            114      expiring January 2007 at USD
                                                                     26.666.........................      (343,710)
                                                             56      expiring January 2007 at USD
                                                                     36.666.........................       (97,440)
                                                            640    McDonald's Corp., expiring
                                                                     January 2007 at USD 35.........      (118,400)
                                                             57    Molson Coors Brewing Co. Class B,
                                                                     expiring January 2007 at USD
                                                                     60.............................       (60,420)
                                                                   Motorola, Inc.:
                                                            695      expiring January 2007 at USD
                                                                     22.5...........................       (79,925)
                                                            253      expiring January 2008 at USD
                                                                     20.............................      (111,320)
                                                             78    Murphy Oil Corp., expiring
                                                                     January 2007 at USD 50.........       (75,660)
                                                            195    Norfolk Southern Corp., expiring
                                                                     January 2007 at USD 40.........      (286,650)
                                                                   Novell, Inc.:
                                                            268      expiring January 2007 at USD
                                                                     5..............................       (56,280)
                                                          2,063      expiring January 2007 at USD
                                                                     7.5............................      (123,780)
                                                             55    Panera Bread Co. Class A,
                                                                     expiring August 2006 at USD
                                                                     65.............................       (26,950)
                                                            282    Pfizer, Inc., expiring January
                                                                     2007 at USD 25.................       (26,790)
                                                            145    Pogo Producing Co., expiring
                                                                     January 2007 at USD 50.........       (40,600)
                                                                   Quanta Services, Inc.:
                                                             91      expiring January 2007 at USD
                                                                     10.............................       (66,430)
                                                            170      expiring January 2007 at USD
                                                                     12.5...........................       (88,400)
                                                            367    Sprint Nextel Corp., expiring
                                                                     January 2008 at USD 22.5.......       (82,575)
                                                            174    Suncor Energy, Inc., expiring
                                                                     January 2007 at USD 50.........      (574,200)
                                                            606    TIBCO Software, Inc., expiring
                                                                     January 2007 at USD 7.5........       (45,450)
                                                            137    Tellabs, Inc., expiring January
                                                                     2007 at USD 12.5...............       (32,195)
                                                            287    Tenet Healthcare Corp., expiring
                                                                     January 2007 at USD 7.5........       (24,395)
                                                            132    Tyco International Ltd., expiring
                                                                     January 2007 at USD 25.........       (50,160)
                                                            353    Valeant Pharmaceuticals
                                                                     International, expiring January
                                                                     2007 at USD 15.................      (116,490)
                                                            187    Vodafone Group Plc, expiring
                                                                     January 2007 at USD 20.........       (50,490)
                                                             89    Wendy's International, Inc.,
                                                                     expiring January 2007 at USD
                                                                     45.............................      (134,390)
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL OPTIONS WRITTEN (PREMIUMS
                                                                   RECEIVED--$3,705,604)--(0.8%)....    (5,777,145)
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS, NET OF OPTIONS
                                                                   WRITTEN
                                                                   (COST--$601,703,703*)--98.4%.....   698,240,221
                                                                   OTHER ASSETS LESS
                                                                   LIABILITIES--1.6%................    11,346,472
                                                                                                      ------------
                                                                   NET ASSETS--100.0%...............  $709,586,693
                                                                                                      ============
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $603,704,547
                                                              ============
Gross unrealized appreciation...............................  $112,809,653
Gross unrealized depreciation...............................   (18,273,979)
                                                              ------------
Net unrealized appreciation.................................  $ 94,535,674
                                                              ============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

----------------------------------------------------------------------------------------
                                                                  NET          INTEREST
AFFILIATE                                                       ACTIVITY        INCOME
----------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(73,100,445)   $1,451,468
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $  9,333,800    $    7,376
----------------------------------------------------------------------------------------

(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(f)  Convertible security.

(g)  Issued with warrants.

(h) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(i)  Depositary receipts.

(j)  Non-income producing security.

(k) Received through a bonus issue from Companhia Vale do Rio Doce. As of June 30, 2006, the bonds have not commenced trading and the coupon has not been determined. The security is a perpetual bond and has no definite maturity date.

(l)  Security was purchased with the cash proceeds from securities loans.

(m) Represents a zero coupon bond.

(n)  Floating rate security.

(o)  Represents the current yield as of 6/30/2006.

(p)  Security, or a portion of security, is on loan.

(q) All or a portion of security held as collateral in connection with open financial futures contracts.

(r)  Represents a step bond.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

-    Forward foreign exchange contracts as of June 30, 2006 were as follows:

-----------------------------------------------
FOREIGN CURRENCY       SETTLEMENT   UNREALIZED
SOLD                   DATE        DEPRECIATION
-----------------------------------------------
GBP 2,404,500          July 2006     $(40,124)
-----------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN
EXCHANGE CONTRACTS--NET (USD
COMMITMENT--$4,408,823)              $(40,124)
                                     ========
-----------------------------------------------

-   Swaps outstanding as of June 30, 2006 were as follows:

-------------------------------------------------------------------------------------
                                                              NOTIONAL    UNREALIZED
                                                               AMOUNT    DEPRECIATION
-------------------------------------------------------------------------------------
Bought credit default protection on United Mexican States
  and pay 1.12%.............................................
Broker, Credit Suisse First Boston Expires May 2010.........  $380,000     $(6,202)
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

-   Financial futures contracts purchased as of June 30, 2006 were as follows:

-------------------------------------------------------------------------------------------------
NUMBER OF                                                                  FACE       UNREALIZED
CONTRACTS            ISSUE               EXCHANGE     EXPIRATION DATE     VALUE      APPRECIATION
-------------------------------------------------------------------------------------------------
    3       DAX INDEX 25 EURO         Euronext Paris  September 2006    $ 523,406      $ 25,762
   30       DJ EURO STOXX 50          Euronext Paris  September 2006    $1,309,254       95,480
   13       S&P TSE 60 INDEX             Montreal     September 2006    $1,480,620       55,393
-------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION--NET                                                     $176,635
                                                                                     ============
-------------------------------------------------------------------------------------------------

-   Financial futures contracts sold as of June 30, 2006 were as follows:

-----------------------------------------------------------------------------------------------
                                                                                   UNREALIZED
NUMBER OF                                                             FACE        APPRECIATION
CONTRACTS             ISSUE            EXCHANGE  EXPIRATION DATE      VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------
   34       FTSE 100 INDEX              LIFFE    September 2006    $ 3,516,195     $(146,853)
   11       JPN 10Y BOND INDEX          Tokyo    September 2006    $12,698,358        30,292
   43       S&P INDEX                  Chicago   September 2006    $13,340,401      (413,149)
   27       TOPIX INDEX                 Tokyo    September 2006    $ 3,768,396        14,164
-----------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET                                                 $(515,546)
                                                                                 ==============
-----------------------------------------------------------------------------------------------

-   Currency Abbreviations:

BRL  Brazilian Real
CAD  Canadian Dollar
CHF  Swiss Franc
EUR  Euro
GBP  British Pound
HKD  Hong Kong Dollar
ISK  Icelandic Crona
JPY  Japanese Yen
MYR  Malaysian Ringgit
NZD  New Zealand Dollar
PLN  Polish Zloty
SEK  Swedish Krona
SGD  Singapore Dollar
TRY  Turkish Lira
USD  U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $10,204,392) (identified
  cost--$591,758,123).......................................                 $690,366,182
Investments in affiliated securities, at value (identified
  cost--$13,651,184)........................................                   13,651,184
Cash........................................................                      418,177
Foreign cash (cost--$19,615,690)............................                   19,263,178
Receivables:
  Securities sold...........................................  $ 8,197,614
  Interest..................................................    2,484,959
  Dividends.................................................    1,133,570
  Capital shares sold.......................................      973,069
  Investment adviser........................................      168,798
  Options written...........................................       32,629
  Securities lending........................................          829      12,991,468
                                                              -----------
Prepaid expenses and other assets...........................                       13,347
                                                                             ------------
Total assets................................................                  736,703,536
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   10,524,500
Options written, at value (premiums received--$3,705,604)...                    5,777,145
Unrealized depreciation on swaps--net.......................                        6,202
Unrealized depreciation on forward foreign exchange
  contracts--net............................................                       40,124
Deferred foreign capital gain tax...........................                      184,524
Payables:
  Securities purchased......................................    9,472,973
  Capital shares redeemed...................................      448,484
  Investment adviser........................................      344,031
  Variation margin..........................................       48,763
  Other affiliates..........................................        4,523
  Distributor...............................................        2,678
  Swaps.....................................................          473      10,321,925
                                                              -----------
Accrued expenses and other liabilities......................                      262,423
                                                                             ------------
Total liabilities...........................................                   27,116,843
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $709,586,693
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                 $  4,775,153
Class II Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                       12,332
Class III Shares of Common Stock, $.10 par value,
  200,000,000 shares authorized.............................                      127,688
Paid-in capital in excess of par............................                  588,684,985
Undistributed investment income--net........................  $ 4,915,214
Undistributed realized capital gains--net...................   15,492,944
Unrealized appreciation--net................................   95,578,377
                                                              -----------
Total accumulated earnings--net.............................                  115,986,535
                                                                             ------------
NET ASSETS..................................................                 $709,586,693
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $690,814,277 and 47,751,529
  shares outstanding........................................                 $      14.47
                                                                             ============
Class II--Based on net assets of $1,782,667 and 123,317
  shares outstanding........................................                 $      14.46
                                                                             ============
Class III--Based on net assets of $16,989,749 and 1,276,877
  shares outstanding........................................                 $      13.31
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $381,931 foreign withholding tax).........                 $ 5,993,424
Interest (including $1,451,468 from affiliates)(net of
  $13,477 foreign withholding tax)..........................                   5,329,444
Securities lending--net.....................................                       7,376
                                                                             -----------
Total income................................................                  11,330,244
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 2,361,115
Custodian fees..............................................      173,027
Accounting services.........................................      130,344
Printing and shareholder reports............................       64,722
Professional fees...........................................       30,270
Distribution fees--Class III................................       29,390
Directors' fees and expenses................................       20,555
Pricing services............................................       13,673
Transfer agent fees Class I.................................        2,389
Distribution fees--Class II.................................        1,334
Transfer agent fees Class III...............................           79
Transfer agent fees Class II................................            6
Other.......................................................       14,707
                                                              -----------
Total expenses..............................................                   2,841,611
                                                                             -----------
Investment income--net......................................                   8,488,633
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments--net (including $84,301 in foreign capital
    gain tax)...............................................   47,146,387
  Financial futures contracts and swaps--net................    2,178,881
  Options written--net......................................      264,977
  Foreign currency transactions--net........................      158,659     49,748,904
                                                              -----------
Increase from payment by affiliate in order to resolve a
  regulatory issue relating to an investment................                     168,798
Change in unrealized appreciation/depreciation on:
  Investments--net (including $126,740 deferred foreign
    capital gain tax).......................................   (7,914,525)
  Financial futures contracts and swaps--net................     (712,927)
  Options written--net......................................      361,575
  Foreign currency transactions--net........................     (896,044)    (9,161,921)
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  40,755,781
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $49,244,414
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  8,488,633      $ 13,679,809
Realized gain--net..........................................    49,917,702        51,860,584
Change in unrealized appreciation/depreciation--net.........    (9,161,921)        3,187,204
                                                              ------------      ------------
Net increase in net assets resulting from operations........    49,244,414        68,727,597
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --       (15,978,508)
  Class II..................................................            --           (38,957)
  Class III.................................................            --          (627,946)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................            --       (16,645,411)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (50,155,200)       34,095,213
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      (910,786)       86,177,399
Beginning of period.........................................   710,497,479       624,320,080
                                                              ------------      ------------
End of period*..............................................  $709,586,693      $710,497,479
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $  4,915,214      $ (3,573,419)
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                      -------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         MONTHS ENDED     --------------------------------------------
FINANCIAL STATEMENTS.                                 JUNE 30, 2006      2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $  13.54       $  12.56    $  11.29    $   8.62    $   9.74
                                                        --------       --------    --------    --------    --------
Investment income--net***...........................         .17            .27         .23         .21         .26
Realized and unrealized gain (loss)--net............         .76           1.03        1.41        2.77       (1.05)
                                                        --------       --------    --------    --------    --------
Total from investment operations....................         .93           1.30        1.64        2.98        (.79)
                                                        --------       --------    --------    --------    --------
Less dividends from investment income--net..........          --           (.32)       (.37)       (.31)       (.33)
                                                        --------       --------    --------    --------    --------
Net asset value, end of period......................    $  14.47       $  13.54    $  12.56    $  11.29    $   8.62
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................       6.87%+****    10.43%      14.57%      34.57%      (8.15%)
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .77%*          .77%        .76%        .75%        .77%
                                                        ========       ========    ========    ========    ========
Investment income--net..............................       2.35%*         2.07%       1.93%       2.16%       2.77%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $690,814       $679,681    $613,145    $507,674    $349,514
                                                        ========       ========    ========    ========    ========
Portfolio turnover..................................      30.39%         56.84%      43.60%      47.41%      55.50%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*    Annualized.

**   Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

**** In 2006, approximately +.08% of the Fund's total investment return consisted of a payment by the Investment Adviser in order to resolve a regulatory issue relating to an investment.

+    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                CLASS II
                                                       -----------------------------------------------------------
                                                                        FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            FOR THE SIX     DECEMBER 31, 2005        FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          MONTHS ENDED     ------------------     NOVEMBER 24, 2003+
FINANCIAL STATEMENTS.                                  JUNE 30, 2006     2005       2004      TO DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $ 13.54       $ 12.56    $ 11.29          $ 10.73
                                                          -------       -------    -------          -------
Investment income--net***............................         .16           .25        .21              .01
Realized and unrealized gain--net....................         .76          1.03       1.41              .85
                                                          -------       -------    -------          -------
Total from investment operations.....................         .92          1.28       1.62              .86
                                                          -------       -------    -------          -------
Less dividends from investment income--net...........          --          (.30)      (.35)            (.30)
                                                          -------       -------    -------          -------
Net asset value, end of period.......................     $ 14.46       $ 13.54    $ 12.56          $ 11.29
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................       6.79%@****   10.27%     14.40%            8.05%@
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................        .92%*         .92%       .91%             .95%*
                                                          =======       =======    =======          =======
Investment income--net...............................       2.20%*        1.92%      1.78%             .87%*
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $ 1,783       $ 1,743    $ 1,720          $ 1,797
                                                          =======       =======    =======          =======
Portfolio turnover...................................      30.39%        56.84%     43.60%           47.41%
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

**** In 2006, approximately +.07% of the Fund's total investment return consisted of a payment by the Investment Adviser in order to resolve a regulatory issue relating to an investment.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                       -----------------------------------------------------------
                                                                        FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            FOR THE SIX        DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          MONTHS ENDED     ------------------     NOVEMBER 18, 2003+
FINANCIAL STATEMENTS.                                  JUNE 30, 2006     2005       2004      TO DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $ 12.45       $ 11.58    $ 10.46          $ 10.00
                                                          -------       -------    -------          -------
Investment income (loss)--net***.....................         .12           .22        .19               --++
Realized and unrealized gain--net....................         .74           .95       1.29              .76
                                                          -------       -------    -------          -------
Total from investment operations.....................         .86          1.17       1.48              .76
                                                          -------       -------    -------          -------
Less dividends from investment income--net...........          --          (.30)      (.36)            (.30)
                                                          -------       -------    -------          -------
Net asset value, end of period.......................     $ 13.31       $ 12.45    $ 11.58          $ 10.46
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................       6.91%@****   10.18%     14.20%            7.62%@
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................       1.02%*        1.02%      1.01%            1.08%*
                                                          =======       =======    =======          =======
Investment income (loss)--net........................       2.02%*        1.85%      1.79%            (.24%)*
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $16,990       $29,074    $ 9,455          $    37
                                                          =======       =======    =======          =======
Portfolio turnover...................................      30.39%        56.84%     43.60%           47.41%
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------

*    Annualized.

**   Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

**** In 2006, approximately +.08% of the Fund's total investment return consisted of a payment by the Investment Adviser in order to resolve a regulatory issue relating to an investment.

+   Commencement of operations.

++  Amount is less than ($.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Global Allocation V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of

--------------------------------------------------------------------------------

such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying

--------------------------------------------------------------------------------

Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or

--------------------------------------------------------------------------------

its affiliates. As of June 30, 2006, the Fund lent securities with a value of $615,300 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended June 30, 2006, MLIM, LLC received $3,150 in securities lending agent fees.

  MLIM reimbursed the Fund $168,798 in order to resolve a regulatory issue relating to an investment.
  For the six months ended June 30, 2006, MLPF&S earned $32,236 in commissions on the execution of portfolio security transactions.
  In addition, the Fund reimbursed MLIM $7,601 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.
3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2006 were $212,184,591 and $188,158,216, respectively.

  Transactions in options written for the six months ended June 30, 2006 were as follows:

------------------------------------------------------------------
                                          Number of     Premiums
Call Options Written                      Contracts     Received
------------------------------------------------------------------
Outstanding call options written,
 beginning of period....................   13,318      $ 3,240,981
Options written.........................    7,646        2,073,121
Options expired.........................   (1,353)        (318,494)
Options exercised.......................   (6,641)      (1,242,997)
Options closed..........................     (401)         (47,007)
                                           ------      -----------
Outstanding call options written, end of
 period.................................   12,569      $ 3,705,604
                                           ======      ===========
------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $(50,155,200) and $34,095,213 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2006                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,136,955    $ 16,183,541
Shares redeemed.......................   (3,584,614)    (51,434,811)
                                         ----------    ------------
Net decrease..........................   (2,447,659)   $(35,251,270)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   4,936,089    $ 62,144,049
Shares issued to shareholders in
 reinvestment of dividends...........   1,193,686      15,978,508
                                       ----------    ------------
Total issued.........................   6,129,775      78,122,557
Shares redeemed......................  (4,762,239)    (61,851,818)
                                       ----------    ------------
Net increase.........................   1,367,536    $ 16,270,739
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                  Dollar
June 30, 2006                                 Shares      Amount
-----------------------------------------------------------------
Shares redeemed.............................   (5,387)   $(75,549)
                                              -------    --------
Net decrease................................   (5,387)   $(75,549)
                                              =======    ========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2005                            Shares      Amount
-----------------------------------------------------------------
Shares sold................................    3,284    $  41,679
Shares issued to shareholders in
 reinvestment of dividends.................    2,915       38,957
                                             -------    ---------
Total issued...............................    6,199       80,636
Shares redeemed............................  (14,446)    (186,848)
                                             -------    ---------
Net decrease...............................   (8,247)   $(106,212)
                                             =======    =========
-----------------------------------------------------------------

---------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2006                                Shares         Amount
---------------------------------------------------------------------
Shares sold............................     1,224,194    $ 16,068,665
Shares redeemed........................    (2,282,113)    (30,897,046)
                                           ----------    ------------
Net decrease...........................    (1,057,919)   $(14,828,381)
                                           ==========    ============
---------------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2005                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,562,212    $18,453,339
Shares issued to shareholders in
 reinvestment of dividends.............     50,773        627,946
                                         ---------    -----------
Total issued...........................  1,612,985     19,081,285
Shares redeemed........................    (94,591)    (1,150,599)
                                         ---------    -----------
Net increase...........................  1,518,394    $17,930,686
                                         =========    ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. COMMITMENTS:

At June 30, 2006, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with approximate values of $1,239,000.

7. CAPITAL LOSS CARRYFORWARD:

On December 31, 2005, the Fund had a net capital loss carryforward of $33,777,199, of which $23,303,940 expires in 2010 and $10,473,259 expires in
2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       MERCURY GLOBAL GROWTH V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  Amid a challenging investment environment, the Fund provided above-average returns relative to its benchmark, benefiting from a combination of successful stock selection and favorable sector and geographic weightings.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Mercury Global Growth V.I. Fund's Class I Shares posted a total return of +6.80%. For the same period, the benchmark Morgan Stanley Capital International (MSCI) World Index returned +6.06% (in U.S. dollar terms).

  Global equity markets ended the six-month period on a volatile note. After several quarters of favorable performance, many markets had become extended and overdue for a price correction. This was largely triggered by fears of reduced levels of global liquidity emanating mainly from the United States and Japan. For differing reasons, monetary policy in these countries, as well as other regions, had taken on a "tighter" perspective in terms of investor expectations of higher interest rates. In the United States, inflationary concerns surfaced amid increased uncertainty surrounding the change of leadership at the Federal Reserve Board (the Fed). While it is likely close to the end of a two-year monetary tightening campaign, the Fed must demonstrate resolve to tactfully manage inflationary expectations without damaging underlying economic growth.

  Investors are clearly uneasy about this important inflection point. In Japan, monetary authorities appear ready to abandon the "zero interest rate" policy that has existed for many years. This comes against the background of a gradually improving economy and a move away from the deflationary forces that have troubled consumers and businesses for a prolonged period. The implications of lower global liquidity have had the effect of increasing risk premium levels and decreasing stock market valuations.

  While U.S. economic growth appears to be slowing to a typical later cycle trend rate of expansion (that is, in the area of 3%), key economies such as China and India continue to experience accelerating rates of growth. Taken together, global growth is fairly balanced. With expected real rates of gross domestic product (GDP) growth approaching 10% per year in these countries, demand for energy, materials, industrial and consumer goods is expected to continue at high levels during the visible future. In the first half of 2006, there also appeared to be higher levels of speculation in many of the global commodities markets. As the supply of most non-ferrous metals, as well as energy, is quite inelastic over the short term, prices rose to record levels and attracted many non-traditional buyers. Most of these markets have corrected in tandem with global equity markets and related liquidity concerns. Ultimately, these price adjustments are considered healthy in the context of a continuing favorable macro economic environment.

  Amid these challenging conditions, the Fund provided above-average returns relative to its benchmark. The strong performance was attributable to a combination of successful stock selection and favorable allocation weightings in the United States, Australia and India, particularly within the energy, materials, industrials, consumer discretionary and information technology (IT) sectors. Performance was led by shares of metals and mining companies Hindustan Zinc Ltd. (India), Zinifex Ltd. (Australia) and BHP Billiton Ltd. (Australia); energy infrastructure company Aker Kvaerner ASA (Norway); and hotel/casino Las Vegas Sands Corp. (U.S.). Our underweighting of U.S. IT companies also added to the Fund's returns, as this sector was the worst performer in the benchmark index.

  Offsetting these positives somewhat, although not enough to derail the Fund's strong relative returns, were disappointing results from holdings in Japan, South Korea and the United Kingdom, particularly within the financials and consumer discretionary sectors. Hyundai Motor Co. Ltd. (South Korea), Cyber Communications Inc. (Japan), Seven & I Holdings Co. Ltd. (Japan), Alcon Inc. (Switzerland) and LG Chem Ltd. (South Korea) were among the individual stocks that detracted from performance.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We made substantial changes to the composition of the portfolio during the period, including reducing our exposure to Japan by about 40% from recently increased levels in the second half of 2005. Thus, the Fund ended the period with an approximately neutral weighting in Japan (10%) relative to its benchmark. This reduction was made primarily in the consumer discretion-

--------------------------------------------------------------------------------

ary sector based on concerns that the magnitude of consumer spending in Japan might be less than we had previously anticipated. We also reduced our exposure to South Korea for stock-specific reasons, eliminating LG Chem Ltd. from the Fund and reducing our position in Hyundai Motor Co. Ltd. We also trimmed the Fund's exposure to U.S. IT holdings for stock specific reasons, eliminating Google Inc., eBay Inc. and Electronic Arts Inc.

  Conversely, we increased the Fund's exposure to the materials and industrials sectors through the additions of Zinifex Ltd. (Australia), Phelps Dodge Corp. (U.S.), Emerson Electric Co. (U.S.), Roper Industries, Inc. (U.S.) and Jacobs Engineering Group, Inc. (U.S.), among others. The Fund's positions in the financials and health care sectors also were expanded with the additions of Australia & New Zealand Banking Group (Australia), HSBC Holdings Plc (U.K.), Citigroup Inc. (U.S.), Charles Schwab Corp. (U.S.), Nomura Holdings Inc. (Japan), Novartis AG (Switzerland), Sierra Health Services Inc. (U.S.), Cerner Corp. (U.S.) and GlaxoSmithKline Plc (U.K.). These additions served to increase the Fund's weightings in the United States, the United Kingdom and the Eurozone.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  In our view, the Fund continues to be well positioned to take advantage of ongoing potentially profitable opportunities in the above-average growth markets of the Asia-Pacific region. Relatively strong growth in demand is expected to support an upward trend in global energy and materials prices for an extended period of time. We believe that such rates of real growth will benefit portfolio holdings both directly in these regions as well as those with exporting capabilities. Thus, we remain overweighted in the industrials, materials and energy sectors, maintaining a constructive view on such global growth prospects. At the end of the six-month period, about 50% of the Fund's net assets were invested in stocks in these markets and less than 15% in emerging markets economies. In our view, recent price corrections in many of these markets appear temporary against this favorable long-term background.

Thomas E. Burke, CFA
Portfolio Manager

July 11, 2006

  After a distinguished 38-year career, the Fund's Portfolio Manager, Larry Fuller, announced his retirement from the investment management business, effective March 31, 2006. Thomas E. Burke, who worked closely with Mr. Fuller for 13 years, became Portfolio Manager of the Fund, effective the same date. Mr. Burke has been a Director of Merrill Lynch Investment Managers (MLIM) since 1998. Mr. Fuller has been a successful portfolio manager highly regarded for his experience, insights and warmth. His colleagues at MLIM join the Fund's Board of Directors in wishing Mr. Fuller well in his retirement.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +22.51%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         + 4.68
--------------------------------------------------------------------------
Inception (6/05/98) through 6/30/06                              + 3.71
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +22.51%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +20.01
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +22.51%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +20.01
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +6.80%         +22.51%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +6.70          +22.51
-----------------------------------------------------------------------------------------
Class III Shares*                                                +6.70          +22.51
-----------------------------------------------------------------------------------------
MSCI World Index**                                               +6.06          +16.93
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   EXPENSES PAID
                                                              BEGINNING           ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE      ACCOUNT VALUE     JANUARY 1, 2006 TO
                                                           JANUARY 1, 2006     JUNE 30, 2006       JUNE 30, 2006
-------------------------------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,068.00             $5.05
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,067.00             $5.05
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,067.00             $5.05
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,020.01             $4.94
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,020.01             $4.94
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,020.01             $4.94
-------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.98% for Class I, 0.98% for Class II and 0.98% for Class III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 1.13% and 1.23%, the actual expenses paid would have been approximately $5.82 and $6.34, and the hypothetical expenses paid would have been approximately $5.69 and $6.19 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
GEOGRAPHIC ALLOCATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
United States...............................................        28.8%
Australia...................................................        21.3
India.......................................................        10.0
Japan.......................................................         9.4
Hong Kong...................................................         5.5
Canada......................................................         3.6
Switzerland.................................................         3.2
United Kingdom..............................................         2.7
France......................................................         2.6
South Africa................................................         1.9
Sweden......................................................         1.9
Germany.....................................................         1.7
South Korea.................................................         1.5
Norway......................................................         1.0
Italy.......................................................         0.8
China.......................................................         0.7
Finland.....................................................         0.5
Spain.......................................................         0.4
Other*......................................................         2.5
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                          SHARES
AFRICA                       INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--1.9%           CONSTRUCTION &               37,700    Aveng Ltd. ............................  $   113,389
                             ENGINEERING--0.2%
                             -------------------------------------------------------------------------------------------
                             CONSTRUCTION                  3,400    Pretoria Portland Cement Co. Ltd. .....      175,198
                             MATERIALS--0.2%
                             -------------------------------------------------------------------------------------------
                             HEALTH CARE PROVIDERS &      99,400    Network Healthcare Holdings Ltd. ......      133,662
                             SERVICES--0.2%
                             -------------------------------------------------------------------------------------------
                             INDUSTRIAL                   11,400    Barloworld Ltd. .......................      193,417
                             CONGLOMERATES--0.3%
                             -------------------------------------------------------------------------------------------
                             MEDIA--0.3%                  10,500    Naspers Ltd. ..........................      179,428
                             -------------------------------------------------------------------------------------------
                             METALS & MINING--0.6%         1,200    Impala Platinum Holdings Ltd. .........      222,075
                                                          12,700    Kumba Resouces Ltd. ...................      227,938
                                                                                                             -----------
                                                                                                                 450,013
                             -------------------------------------------------------------------------------------------
                             PHARMACEUTICALS--0.1%        20,500    Aspen Pharmacare Holdings Ltd. ........      104,918
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN AFRICA--1.9%....    1,350,025
------------------------------------------------------------------------------------------------------------------------
NORTH
AMERICA
------------------------------------------------------------------------------------------------------------------------
CANADA--3.6%                 CHEMICALS--0.4%               2,900    Potash Corp. of Saskatchewan...........      249,294
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--0.5%        8,300    Royal Bank of Canada...................      338,239
                             -------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIAL         6,400    TSX Group, Inc. .......................      257,819
                             SERVICES--0.4%
                             -------------------------------------------------------------------------------------------
                             ENERGY EQUIPMENT &           16,800    Ensign Resource Service Group..........      346,544
                             SERVICES--0.5%
                             -------------------------------------------------------------------------------------------
                             METALS & MINING--0.2%         2,900    Teck Cominco Ltd. Class B..............      174,662
                             -------------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE        28,700    Cameco Corp............................    1,147,639
                             FUELS--1.6%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN CANADA..........    2,514,197
------------------------------------------------------------------------------------------------------------------------
UNITED STATES--28.9%         AEROSPACE &                  29,800    BE Aerospace, Inc.(a)..................      681,228
                             DEFENSE--2.5%
                                                           7,200    Boeing Co. ............................      589,752
                                                           7,100    Lockheed Martin Corp. .................      509,354
                                                                                                             -----------
                                                                                                               1,780,334
                             -------------------------------------------------------------------------------------------
                             CAPITAL MARKETS--1.0%        45,100    The Charles Schwab Corp. ..............      720,698
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--0.6%        7,000    HDFC Bank Ltd. ........................      381,850
                             -------------------------------------------------------------------------------------------
                             CONSTRUCTION &                9,400    Jacobs Engineering Group, Inc.(a)......      748,616
                             ENGINEERING--1.1%
                             -------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIAL        15,000    Citigroup, Inc. .......................      723,600
                             SERVICES--1.0%
                             -------------------------------------------------------------------------------------------
                             ELECTRICAL                    9,300    Emerson Electric Co. ..................      779,433
                             EQUIPMENT--2.2%
                                                          16,300    Roper Industries, Inc..................      762,025
                                                                                                             -----------
                                                                                                               1,541,458
                             -------------------------------------------------------------------------------------------
                             ENERGY EQUIPMENT &            8,800    Baker Hughes, Inc. ....................      720,280
                             SERVICES--6.1%
                                                          15,300    Grant Prideco, Inc.(a).................      684,675
                                                           9,100    Halliburton Co. .......................      675,311
                                                          11,400    National Oilwell Varco, Inc.(a)........      721,848
                                                          11,400    Schlumberger Ltd. .....................      742,254
                                                           9,000    Transocean, Inc.(a)....................      722,880
                                                                                                             -----------
                                                                                                               4,267,248
                             -------------------------------------------------------------------------------------------
                             FOOD PRODUCTS--1.0%          14,100    Bunge Ltd. ............................      708,525
                             -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

NORTH
AMERICA                                                   SHARES
(CONCLUDED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                             HEALTH CARE PROVIDERS &      17,700    Sierra Health Services, Inc.(a)........  $   797,031
                             SERVICES--2.4%
                                                          11,700    WellPoint, Inc.(a).....................      851,409
                                                                                                             -----------
                                                                                                               1,648,440
                             -------------------------------------------------------------------------------------------
                             HEALTH CARE                  20,600    Cerner Corp.(a)........................      764,466
                             TECHNOLOGY--1.1%
                             -------------------------------------------------------------------------------------------
                             HOTELS, RESTAURANTS &        10,600    Las Vegas Sands Corp.(a)...............      825,316
                             LEISURE--2.3%
                                                          20,700    Starbucks Corp.(a).....................      781,632
                                                                                                             -----------
                                                                                                               1,606,948
                             -------------------------------------------------------------------------------------------
                             HOUSEHOLD PRODUCTS--0.8%     10,400    Procter & Gamble Co. ..................      578,240
                             -------------------------------------------------------------------------------------------
                             IT SERVICES--1.2%            12,000    Cognizant Technology Solutions
                                                                      Corp.(a)(d)..........................      808,440
                             -------------------------------------------------------------------------------------------
                             INDUSTRIAL                    4,600    3M Co. ................................      371,542
                             CONGLOMERATES--0.5%
                             -------------------------------------------------------------------------------------------
                             INTERNET SOFTWARE &          25,000    Yahoo!, Inc.(a)........................      825,000
                             SERVICES--1.2%
                             -------------------------------------------------------------------------------------------
                             MACHINERY--1.9%              14,200    ITT Corp. .............................      702,900
                                                          12,300    Joy Global, Inc. ......................      640,707
                                                                                                             -----------
                                                                                                               1,343,607
                             -------------------------------------------------------------------------------------------
                             METALS & MINING--1.0%         8,600    Phelps Dodge Corp. ....................      706,576
                             -------------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE        10,800    Valero Energy Corp. ...................      718,416
                             FUELS--1.0%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN THE
                                                                    UNITED STATES..........................   20,244,004
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN NORTH
                                                                    AMERICA--32.5%.........................   22,758,201
------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--21.3%             BIOTECHNOLOGY--1.1%          18,400    CSL Ltd. ..............................      734,775
                             -------------------------------------------------------------------------------------------
                             CAPITAL MARKETS--2.6%        24,800    Macquarie Bank Ltd. ...................    1,271,332
                                                          10,000    Perpetual Trustees Australia Ltd. .....      543,466
                                                                                                             -----------
                                                                                                               1,814,798
                             -------------------------------------------------------------------------------------------
                             CHEMICALS--0.6%              22,100    Nufarm Ltd. ...........................      166,654
                                                          16,000    Orica Ltd. ............................      283,984
                                                                                                             -----------
                                                                                                                 450,638
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--5.4%       63,400    Australia & New Zealand Banking Group
                                                                      Ltd. ................................    1,252,466
                                                          43,000    Commonwealth Bank of Australia.........    1,418,755
                                                          43,400    National Australia Bank Ltd. ..........    1,133,696
                                                                                                             -----------
                                                                                                               3,804,917
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES &        35,300    Downer EDI Ltd. .......................      195,122
                             SUPPLIES--0.3%
                             -------------------------------------------------------------------------------------------
                             CONSTRUCTION &               54,300    Leighton Holdings Ltd. ................      699,935
                             ENGINEERING--1.0%
                             -------------------------------------------------------------------------------------------
                             CONSTRUCTION                 27,700    Rinker Group Ltd. .....................      337,300
                             MATERIALS--0.5%
                             -------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIAL        12,000    Australian Stock Exchange Ltd. ........      290,463
                             SERVICES--0.4%
                             -------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT &      13,800    Cochlear Ltd. .........................      560,104
                             SUPPLIES--0.8%
                             -------------------------------------------------------------------------------------------
                             IT SERVICES--0.3%            40,300    Computershare Ltd. ....................      235,035
                             -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                SHARES
(CONTINUED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA
(CONCLUDED)
                             INSURANCE--1.6%              74,100    QBE Insurance Group Ltd. ..............  $ 1,128,575
                             -------------------------------------------------------------------------------------------
                             MEDIA--1.0%                  52,950    Publishing & Broadcasting Ltd. ........      716,365
                             -------------------------------------------------------------------------------------------
                             METALS & MINING--4.4%        80,200    BHP Billiton Ltd. .....................    1,727,948
                                                          33,000    Energy Resources of Australia Ltd. ....      314,802
                                                          35,500    Iluka Resources Ltd. ..................      172,754
                                                         115,900    Zinifex Ltd. ..........................      862,798
                                                                                                             -----------
                                                                                                               3,078,302
                             -------------------------------------------------------------------------------------------
                             TRANSPORTATION              224,800    Macquarie Infrastructure Group.........      561,169
                             INFRASTRUCTURE--1.3%
                                                          62,300    Transurban Group.......................      321,685
                                                                                                             -----------
                                                                                                                 882,854
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN AUSTRALIA.......   14,929,183
------------------------------------------------------------------------------------------------------------------------
CHINA--0.7%                  ELECTRICAL                    6,300    Suntech Power Holdings Co.
                             EQUIPMENT--0.3%                          Ltd.(a)(c) ..........................      177,975
                             -------------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE       167,900    China Shenhua Energy Co. Ltd. Class H..      310,205
                             FUELS--0.4%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN CHINA...........      488,180
------------------------------------------------------------------------------------------------------------------------
HONG KONG--5.4%              COMMUNICATIONS              179,200    ZTE Corp. .............................      567,571
                             EQUIPMENT--0.8%
                             -------------------------------------------------------------------------------------------
                             DISTRIBUTORS--0.6%          205,000    China Resources Enterprise.............      418,340
                             -------------------------------------------------------------------------------------------
                             ELECTRIC UTILITIES--1.4%    342,500    Cheung Kong Infrastructure Holdings
                                                                      Ltd. ................................      989,974
                             -------------------------------------------------------------------------------------------
                             FOOD PRODUCTS--0.6%         222,500    Chaoda Modern Agriculture (Holdings)
                                                                      Ltd. ................................      138,937
                                                         151,200    China Mengniu Dairy Co., Ltd. .........      189,803
                                                         292,900    Global Bio-Chem Technology Group Co.,
                                                                      Ltd. ................................      124,446
                                                                                                             -----------
                                                                                                                 453,186
                             -------------------------------------------------------------------------------------------
                             MARINE--0.5%                216,800    NWS Holdings Ltd. .....................      376,825
                             -------------------------------------------------------------------------------------------
                             REAL ESTATE MANAGEMENT &    267,700    Midland Holdings Ltd. .................      118,909
                             DEVELOPMENT--0.2%
                             -------------------------------------------------------------------------------------------
                             TRANSPORTATION              254,700    COSCO Pacific Ltd. ....................      564,032
                             INFRASTRUCTURE--1.3%
                                                         113,500    China Merchants Holdings International
                                                                      Co., Ltd. ...........................      345,600
                                                                                                             -----------
                                                                                                                 909,632
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN HONG KONG.......    3,834,437
------------------------------------------------------------------------------------------------------------------------
INDIA--10.0%                 AUTO COMPONENTS--0.2%        16,500    Bharat Forge Ltd. .....................      112,461
                             -------------------------------------------------------------------------------------------
                             AUTOMOBILES--0.6%            22,600    Tata Motors Ltd. ......................      390,174
                             -------------------------------------------------------------------------------------------
                             CHEMICALS--0.7%              20,400    Reliance Industries Ltd. ..............      469,612
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--0.7%       12,400    ICICI Bank Ltd. .......................      131,407
                                                          14,400    ICICI Bank Ltd.(c).....................      340,560
                                                                                                             -----------
                                                                                                                 471,967
                             -------------------------------------------------------------------------------------------
                             CONSTRUCTION &               20,400    Jaiprakash Associates Ltd. ............      174,025
                             ENGINEERING--1.0%
                                                          11,400    Larsen & Toubro Ltd. ..................      555,143
                                                                                                             -----------
                                                                                                                 729,168
                             -------------------------------------------------------------------------------------------
                             ELECTRICAL                   10,000    Bharat Heavy Electricals Ltd. .........      423,425
                             EQUIPMENT--0.6%
                             -------------------------------------------------------------------------------------------
                             HOTELS, RESTAURANTS &         3,500    Indian Hotels Co. Ltd. ................       87,002
                             LEISURE--0.1%
                             -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                SHARES
(CONTINUED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
INDIA
(CONCLUDED)
                             HOUSEHOLD PRODUCTS--0.7%     92,700    Hindustan Lever Ltd. ..................  $   461,185
                             -------------------------------------------------------------------------------------------
                             IT SERVICES--2.3%             9,000    Infosys Technologies Ltd. .............      601,880
                                                          41,700    Satyam Computer Services Ltd. .........      642,754
                                                           9,600    Tata Consultancy Services Ltd. ........      362,554
                                                                                                             -----------
                                                                                                               1,607,188
                             -------------------------------------------------------------------------------------------
                             INDUSTRIAL                    7,000    Siemens India Ltd. ....................      134,884
                             CONGLOMERATES--0.2%
                             -------------------------------------------------------------------------------------------
                             MACHINERY--0.4%              33,700    Sterlite Industries India Ltd. ........      297,034
                             -------------------------------------------------------------------------------------------
                             MEDIA--0.2%                  34,000    ZEE Telefilms Ltd. ....................      177,643
                             -------------------------------------------------------------------------------------------
                             METALS & MINING--1.0%       111,000    Hindalco Industries Ltd. ..............      423,121
                                                          23,600    Hindustan Zinc Ltd. ...................      285,901
                                                                                                             -----------
                                                                                                                 709,022
                             -------------------------------------------------------------------------------------------
                             PHARMACEUTICALS--0.7%        45,000    Cipla Ltd. ............................      211,121
                                                          17,000    Sun Pharmaceuticals Industries Ltd. ...      290,854
                                                                                                             -----------
                                                                                                                 501,975
                             -------------------------------------------------------------------------------------------
                             WIRELESS                     42,600    Bharti Tele-Ventures Ltd.(a)...........      342,354
                             TELECOMMUNICATION
                             SERVICES--0.6%

                                                          20,400    Reliance Communication Ventures
                                                                      Ltd.(a)..............................      110,352
                                                                                                             -----------
                                                                                                                 452,706
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN INDIA...........    7,025,446
------------------------------------------------------------------------------------------------------------------------
JAPAN--9.5%                  AUTOMOBILES--0.5%             7,100    Toyota Motor Corp. ....................      372,033
                             -------------------------------------------------------------------------------------------
                             CAPITAL MARKETS--1.0%        36,000    Nomura Holdings, Inc. .................      675,502
                             -------------------------------------------------------------------------------------------
                             CHEMICALS--1.7%              13,400    JSR Corp. .............................      338,766
                                                          42,000    Mitsubishi Rayon Co., Ltd. ............      342,422
                                                          21,100    Toho Tenax Co. Ltd.(a).................      151,538
                                                          42,000    Toray Industries, Inc. ................      364,834
                                                                                                             -----------
                                                                                                               1,197,560
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--1.2%           50    Mizuho Financial Group, Inc. ..........      423,829
                                                              40    Sumitomo Mitsui Financial Group,
                                                                      Inc. ................................      423,392
                                                                                                             -----------
                                                                                                                 847,221
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES &         5,400    Park24 Co. Ltd. .......................      159,192
                             SUPPLIES--0.2%
                             -------------------------------------------------------------------------------------------
                             CONSTRUCTION &               16,500    Chiyoda Corp. .........................      337,751
                             ENGINEERING--0.5%
                             -------------------------------------------------------------------------------------------
                             ELECTRICAL                   62,000    Matsushita Electric Works Ltd. ........      689,341
                             EQUIPMENT--1.0%
                             -------------------------------------------------------------------------------------------
                             FOOD & STAPLES               18,700    Seven & I Holdings Co. Ltd. ...........      616,708
                             RETAILING--0.9%
                             -------------------------------------------------------------------------------------------
                             HOUSEHOLD DURABLES--1.0%     33,500    Matsushita Electric Industrial Co.,
                                                                      Ltd. ................................      707,716
                             -------------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE            40    Inpex Holdings, Inc.(a)................      353,409
                             FUELS--0.9%
                                                          38,000    Nippon Oil Corp. ......................      277,899
                                                                                                             -----------
                                                                                                                 631,308
                             -------------------------------------------------------------------------------------------
                             SPECIALTY RETAIL--0.6%        3,900    Yamada Denki Co., Ltd. ................      398,137
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN JAPAN...........    6,632,469
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                SHARES
(CONCLUDED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--1.5%            AUTO COMPONENTS--0.3%        15,800    Hankook Tire Co. Ltd. .................  $   185,696
                             -------------------------------------------------------------------------------------------
                             AUTOMOBILES--0.5%             4,200    Hyundai Motor Co. .....................      356,825
                             -------------------------------------------------------------------------------------------
                             SEMICONDUCTORS &                800    Samsung Electronics Co., Ltd. .........      508,485
                             SEMICONDUCTOR
                             EQUIPMENT--0.7%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SOUTH KOREA.....    1,051,006
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN THE
                                                                    PACIFIC BASIN/ASIA--48.4%..............   33,960,721
------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
------------------------------------------------------------------------------------------------------------------------
FINLAND--0.5%                OIL, GAS & CONSUMABLE        10,900    Neste Oil Oyj..........................      383,835
                             FUELS--0.5%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN FINLAND.........      383,835
------------------------------------------------------------------------------------------------------------------------
FRANCE--2.6%                 CONSTRUCTION &                7,800    Vinci SA...............................      803,368
                             ENGINEERING--1.2%
                             -------------------------------------------------------------------------------------------
                             MACHINERY--0.3%                 200    Vallourec..............................      240,388
                             -------------------------------------------------------------------------------------------
                             TEXTILES, APPAREL &           7,700    LVMH Moet Hennessy Louis Vuitton SA....      764,024
                             LUXURY GOODS--1.1%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN FRANCE..........    1,807,780
------------------------------------------------------------------------------------------------------------------------
GERMANY--1.7%                CHEMICALS--0.4%               2,400    Wacker Chemie AG(a)....................      258,238
                             -------------------------------------------------------------------------------------------
                             INDUSTRIAL                    6,500    Siemens AG.............................      565,416
                             CONGLOMERATES--0.8%
                             -------------------------------------------------------------------------------------------
                             SOFTWARE--0.5%                1,700    SAP AG.................................      358,664
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN GERMANY.........    1,182,318
------------------------------------------------------------------------------------------------------------------------
ITALY--0.8%                  COMMERCIAL BANKS--0.8%       72,000    UniCredito Italiano SpA................      563,704
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN ITALY...........      563,704
------------------------------------------------------------------------------------------------------------------------
NORWAY--1.0%                 ENERGY EQUIPMENT &            7,200    Aker Kvaerner ASA......................      675,730
                             SERVICES--1.0%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN NORWAY..........      675,730
------------------------------------------------------------------------------------------------------------------------
SPAIN--0.4%                  TRANSPORTATION               20,000    Cintra Concesiones de Infraestructuras
                             INFRASTRUCTURE--0.4%                     de Transporte SA.....................      261,358
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SPAIN...........      261,358
------------------------------------------------------------------------------------------------------------------------
SWEDEN--1.9%                 COMMUNICATIONS              181,100    Telefonaktiebolaget LM Ericsson........      598,349
                             EQUIPMENT--0.9%
                             -------------------------------------------------------------------------------------------
                             MACHINERY--1.0%              45,000    SKF AB Class B.........................      709,035
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SWEDEN..........    1,307,384
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND--3.2%            COMMERCIAL SERVICES &           300    SGS SA.................................      284,082
                             SUPPLIES--0.4%
                             -------------------------------------------------------------------------------------------
                             HEALTH CARE                   5,900    Alcon, Inc. ...........................      581,445
                             EQUIPMENT &
                             SUPPLIES--0.8%
                             -------------------------------------------------------------------------------------------
                             PHARMACEUTICALS--1.3%        16,500    Novartis AG Registered Shares..........      891,674
                             -------------------------------------------------------------------------------------------
                             TEXTILES, APPAREL &          15,100    The Swatch Group Ltd. Registered
                             LUXURY GOODS--0.7%                       Shares...............................      526,343
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SWITZERLAND.....    2,283,544
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                                    SHARES
(CONCLUDED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--2.7%         BEVERAGES--0.9%              37,000    Diageo Plc.............................  $   622,404
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--1.1%       43,000    HSBC Holdings Plc......................      756,737
                             -------------------------------------------------------------------------------------------
                             PHARMACEUTICALS--0.7%        19,000    GlaxoSmithKline Plc....................      530,989
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN THE
                                                                    UNITED KINGDOM.........................    1,910,130
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN
                                                                    WESTERN EUROPE--14.8%..................   10,375,783
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS
                                                                    (COST--$58,845,816)--97.6%.............   68,444,730
------------------------------------------------------------------------------------------------------------------------
                                                      BENEFICIAL
                                                        INTEREST             SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                                      $  934,702    Merrill Lynch Liquidity Series, LLC
                                                                      Cash Sweep Series I, 4.78%(b)(e).....      934,702
                                                         821,100    Merrill Lynch Liquidity Series, LLC
                                                                      Money Market Series,
                                                                      5.22%(b)(e)(f).......................      821,100
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL SHORT-TERM SECURITIES
                                                                    (COST--$1,755,802)--2.5%...............    1,755,802
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS
                                                                    (COST--$60,601,618*)--100.1%...........   70,200,532
                                                                    LIABILITIES IN EXCESS OF OTHER
                                                                    ASSETS--(0.1%).........................      (74,023)
                                                                                                             -----------
                                                                    NET ASSETS--100.0%.....................  $70,126,509
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $60,605,985
                                                               ===========
Gross unrealized appreciation...............................   $11,657,962
Gross unrealized depreciation...............................    (2,063,415)
                                                               -----------
Net unrealized appreciation.................................   $ 9,594,547
                                                               ===========

(a)  Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....    $(596,657)    $74,722
Merrill Lynch Liquidity Series, LLC Money Market Series.....    $ 821,100     $ 1,800
--------------------------------------------------------------------------------------

(c)  Depositary receipts.
(d)  Security, or a portion of security, is on loan.
(e)  Represents the current yield as of 6/30/2006.
(f)   Security was purchased with the cash proceeds from securities loans.
- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
-   Forward foreign exchange contracts as of June 30, 2006 were as follows:

---------------------------------------------------------------------------------------
                                                              SETTLEMENT    UNREALIZED
FOREIGN CURRENCY SOLD                                            DATE      DEPRECIATION
---------------------------------------------------------------------------------------
ZAR 4,057,828                                                  July 2006     $(20,021)
---------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
(USD COMMITMENT--$548,837)                                                   $(20,021)
                                                                             ========
---------------------------------------------------------------------------------------

-   Currency Abbreviations:
USD  U.S. Dollar
ZAR   South African Rand

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Global Growth V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $801,703) (identified
  cost--$58,845,816)........................................                  $ 68,444,730
Investments in affiliated securities, at value (identified
  cost--$1,755,802).........................................                     1,755,802
Foreign cash (cost--$30,138)................................                        29,515
Receivables:
  Securities sold...........................................  $    568,981
  Dividends.................................................       158,135
  Capital shares sold.......................................       108,137
  Securities lending........................................            48         835,301
                                                              ------------
Prepaid expenses............................................                           527
                                                                              ------------
Total assets................................................                    71,065,875
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                       821,100
Deferred foreign capital gain tax...........................                        37,194
Unrealized depreciation on forward foreign exchange
  contracts--net............................................                        20,021
Payables:
  Investment adviser........................................        39,340
  Other affiliates                                                   1,892
  Capital shares redeemed...................................         1,715          42,947
                                                              ------------
Accrued expenses and other liabilities......................                        18,104
                                                                              ------------
Total liabilities...........................................                       939,366
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 70,126,509
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $    597,809
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            12
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            12
Paid-in capital in excess of par............................                   143,647,837
Undistributed investment income--net........................  $    374,762
Accumulated realized capital losses--net....................   (84,057,393)
Unrealized appreciation--net................................     9,563,470
                                                              ------------
Total accumulated losses--net...............................                   (74,119,161)
                                                                              ------------
NET ASSETS..................................................                  $ 70,126,509
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $70,123,757 and 5,978,088
  shares outstanding........................................                  $      11.73
                                                                              ============
Class II--Based on net assets of $1,376 and 117.27 shares
  outstanding...............................................                  $      11.73
                                                                              ============
Class III--Based on net assets of $1,376 and 117.27 shares
  outstanding...............................................                  $      11.73
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Global Growth V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $39,359 foreign withholding tax)..........                 $   668,193
Interest from affiliates....................................                      74,722
Securities lending--net.....................................                       1,800
                                                                             -----------
Total income................................................                     744,715
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   265,617
Custodian fees..............................................       27,829
Professional fees...........................................       17,620
Accounting services.........................................       17,419
Printing and shareholder reports............................        6,472
Pricing services............................................        3,213
Transfer agent fees--Class I................................        2,454
Directors' fees and expenses................................        2,329
Other.......................................................        5,494
                                                              -----------
Total expenses..............................................                     348,447
                                                                             -----------
Investment income--net......................................                     396,268
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments (including $51,996 in foreign capital
    gain)--net..............................................    4,869,179
  Options written--net......................................        7,710
  Foreign currency transactions--net........................      (39,861)     4,837,028
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments (includes $73,621 deferred foreign capital
    gain tax credit)--net...................................   (1,347,015)
  Foreign currency transactions--net........................        7,199     (1,339,816)
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                   3,497,212
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 3,893,480
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Global Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................   $   396,268      $    972,903
Realized gain--net..........................................     4,837,028        12,992,223
Change in unrealized appreciation/depreciation--net.........    (1,339,816)       (6,405,873)
                                                               -----------      ------------
Net increase in net assets resulting from operations........     3,893,480         7,559,253
                                                               -----------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................       (49,513)         (715,971)
  Class II..................................................            (1)              (15)
  Class III.................................................            (1)              (15)
                                                               -----------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................       (49,515)         (716,001)
                                                               -----------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     2,786,277       (44,249,210)
                                                               -----------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     6,630,242       (37,405,958)
Beginning of period.........................................    63,496,267       100,902,225
                                                               -----------      ------------
End of period*..............................................   $70,126,509      $ 63,496,267
                                                               ===========      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................   $   374,762      $     28,009
                                                               ===========      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Global Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                CLASS I
                                                     -------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE          FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE        MONTHS ENDED     --------------------------------------------
FINANCIAL STATEMENTS.                                JUNE 30, 2006      2005        2004        2003        2002
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............     $ 10.99       $   9.65    $   8.52    $   6.43    $   8.91
                                                        -------       --------    --------    --------    --------
Investment income--net***..........................         .07            .13         .14         .09         .02
Realized and unrealized gain (loss)--net...........         .68           1.34        1.14        2.08       (2.49)
                                                        -------       --------    --------    --------    --------
Total from investment operations...................         .75           1.47        1.28        2.17       (2.47)
                                                        -------       --------    --------    --------    --------
Less dividends from investment income..............        (.01)          (.13)       (.15)       (.08)       (.01)
                                                        -------       --------    --------    --------    --------
Net asset value, end of period.....................     $ 11.73       $  10.99    $   9.65    $   8.52    $   6.43
                                                        =======       ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................       6.80%+        15.19%      15.10%      33.56%     (27.74%)
                                                        =======       ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................        .98%*         1.00%        .92%        .88%        .90%
                                                        =======       ========    ========    ========    ========
Investment income--net.............................       1.12%*         1.32%       1.66%       1.23%        .24%
                                                        =======       ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........     $70,124       $ 63,494    $100,900    $ 97,736    $ 81,176
                                                        =======       ========    ========    ========    ========
Portfolio turnover.................................      40.61%        116.65%      77.68%     131.50%     138.30%
                                                        =======       ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Global Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                CLASS II
                                                       -----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            FOR THE SIX          FOR THE             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          MONTHS ENDED         YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                  JUNE 30, 2006    DECEMBER 31, 2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $ 11.00            $   9.65               $  8.76
                                                          -------            --------               -------
Investment income--net***............................         .06                 .10                   .05
Realized and unrealized gain--net....................         .68                1.38                   .99
                                                          -------            --------               -------
Total from investment operations.....................         .74                1.48                  1.04
                                                          -------            --------               -------
Less dividends from investment income--net...........        (.01)               (.13)                 (.15)
                                                          -------            --------               -------
Net asset value, end of period.......................     $ 11.73            $  11.00               $  9.65
                                                          =======            ========               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................       6.70%@             15.29%                11.82%@
                                                          =======            ========               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................        .98%*              1.00%                  .92%*
                                                          =======            ========               =======
Investment income--net...............................       1.12%*              1.24%                 2.09%*
                                                          =======            ========               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $     1            $      1               $     1
                                                          =======            ========               =======
Portfolio turnover...................................      40.61%             116.65%                77.68%
                                                          =======            ========               =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Global Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $ 11.00           $   9.65               $  8.76
                                                           -------           --------               -------
Investment income--net***.............................         .06                .10                   .05
Realized and unrealized gain--net.....................         .68               1.38                   .99
                                                           -------           --------               -------
Total from investment operations......................         .74               1.48                  1.04
                                                           -------           --------               -------
Less dividends from investment income--net............        (.01)              (.13)                 (.15)
                                                           -------           --------               -------
Net asset value, end of period........................     $ 11.73           $  11.00               $  9.65
                                                           =======           ========               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       6.70%@            15.29%                11.82%@
                                                           =======           ========               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .98%*             1.00%                  .92%*
                                                           =======           ========               =======
Investment income--net................................       1.12%*             1.24%                 2.09%*
                                                           =======           ========               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1           $      1               $     1
                                                           =======           ========               =======
Portfolio turnover....................................      40.61%            116.65%                77.68%
                                                           =======           ========               =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Global Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Global Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation, and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently

--------------------------------------------------------------------------------

recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned security is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the six months ended June 30, 2006, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. As of June 30, 2006, the Fund lent securities with a value of $801,703 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended June 30, 2006, MLIM, LLC received $773 in securities lending agent fees.

  For the six months ended June 30, 2006, MLPF&S earned $5,179 in commissions on the execution of portfolio security transactions for the Fund.

  In addition, the Fund reimbursed MLIM $653 for certain accounting services for the six months ended June 30, 2006.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $31,031,262 and $27,286,864, respectively.

  Transactions in call options written for the six months ended June 30, 2006 were as follows:

-------------------------------------------------------------------
                                               Number of   Premiums
                                               Contracts   Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of period...................................      --           --
Options written..............................      16      $ 7,710
Options expired..............................     (16)      (7,710)
                                                  ---      -------
Outstanding call options written, end of
 period......................................      --           --
                                                  ===      =======
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $2,786,277 and $(44,249,210) for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Six Months Ended                 Dollar
June 30, 2006                             Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,051,849    $12,689,330
Shares issued to shareholders in
 reinvestment of dividends.............      3,923         49,513
                                         ---------    -----------
Total issued...........................  1,055,772     12,738,843
Shares redeemed........................   (853,470)    (9,952,568)
                                         ---------    -----------
Net increase...........................    202,302    $ 2,786,275
                                         =========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     607,648    $  6,153,438
Shares issued to shareholders in
 reinvestment of dividends...........      65,147         715,971
                                       ----------    ------------
Total issued.........................     672,795       6,869,409
Shares redeemed......................  (5,353,847)    (51,118,649)
                                       ----------    ------------
Net decrease.........................  (4,681,052)   $(44,249,240)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     --*      $1
                                                   ----       --
Net increase....................................     --*      $1
                                                   ====       ==
------------------------------------------------------------------

* Amount is less than 1 share.

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $15
                                                    --       ---
Net increase....................................    1        $15
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     --*      $1
                                                   ----       --
Net increase....................................     --*      $1
                                                   ====       ==
------------------------------------------------------------------

* Amount is less than 1 share.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $15
                                                    --       ---
Net increase....................................    1        $15
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2005, the Fund had a net capital loss carryforward of $88,890,054 of which $41,065,386 expires in 2009, $41,396,526 expires in 2010 and $6,428,142 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       MERCURY GOVERNMENT BOND V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  After a difficult six months for fixed income investments, we ended the period with a fairly neutral view of the markets and await the end of the Federal Reserve Board's interest rate-hiking campaign.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Mercury Government Bond V.I. Fund's Class I Shares provided a total return of -.78%. For the same period, the benchmark Citigroup Government/Mortgage Index returned -.57%.

  The past six months marked an extremely difficult period for fixed income investments. With the exception of investments with very short maturities (that is, money market products), nearly all major fixed income sectors generated negative total returns for the period. The Federal Reserve Board (the Fed), in its continuing effort to stave off inflation, advanced its measured program of monetary tightening. During this period, the Fed increased the federal funds rate (the short-term interest rate target) four times, bringing the target rate from 4.25% to 5.25%. In all, the Fed has increased interest rates 17 times since June 2004, for a total increase in the federal funds rate of 4.25%. In response to the most recent rate hikes, and despite some uncertain rhetoric from new Fed Chairman Ben Bernanke, yields rose all along the curve. After flattening considerably during the course of the Fed's interest rate-hiking campaign, the Treasury yield curve inverted intermittently throughout the past six months, with short-term yields exceeding longer-term yields.

  Because bond prices move in the opposite direction of yields, the rising interest rates exerted significant downward price pressure on fixed income securities. In all, six-month Treasury bill yields rose 87 basis points (.87%) to 5.24% while 10-year yields rose 76 basis points to 5.15%. These yields reflect the inverted shape of the curve at period-end.

  Fund performance during the period was mixed, with our core position in Government National Mortgage Association (GNMA or Ginnie Mae) project loans contributing to results and our slightly long duration and underweighting of mortgage-backed securities (MBS) detracting from performance.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  Our emphasis on the GNMA project loan sector, at 36% of net assets, aided Fund performance. Given limited issuance, along with a growing investor base and strong demand, yield spreads on these securities (versus Treasury issues of comparable maturity) narrowed to their all-time tightest level. This allowed the project loan sector to generate excess return compared to Treasury securities. Also contributing positively to performance was our use of total return swaps on the MBS and Treasury indexes. We used this strategy in conjunction with floating rate London InterBank Offered Rate (LIBOR) investments, which resulted in total return advantages above those indexes alone. In a total rate of return swap, we agree to receive the total return of a particular index while paying the total return of one-month LIBOR. At the same time, we purchase conservative floating rate LIBOR investments at a spread over LIBOR. By doing this, we are able to generate a total return profile above and beyond the index return.

  As mentioned earlier, our duration stance detracted from performance during the period. We positioned the Fund's duration slightly longer than that of the benchmark given our view that interest rates were very attractive and, in fact, near their peak. However, interest rates continued to rise, causing bond prices to decline. Finally, our underweighting in MBS hindered relative results as unexpected robust demand from banks caused MBS yield spreads to narrow. This allowed MBS to generate strong relative performance versus U.S. Treasury securities during the period. As short-term interest rates rose and the yield curve inverted, banks became pressured by rising deposits and increasing deposit rates. To mitigate the impact on their net margins, the banks turned to MBS for their attractive yields and liquidity advantages. We increased our allocation to MBS from 28% of net assets to 32% during the period, but fell short of the 48% weighting in the benchmark index.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  As we continued to benefit from the strong performance of the GNMA project loan sector, we trimmed our holdings to capture performance gains. In all, our position was reduced from 40% of net assets to 36%. In addition, we

--------------------------------------------------------------------------------

increased the Fund's holdings of MBS from 28% of net assets to 32%, given the attractive yields available and our belief that the sector should perform exceptionally well on a relative basis once the Fed ends its interest rate-hiking campaign. In our view, a break in monetary tightening should create a more range-bound interest rate environment. Such an environment means reduced prepayment volatility, lessening MBS duration extension and contraction risk, thereby creating a positive backdrop for the MBS market. Finally, we rebalanced our Treasury holdings by shifting some of our duration exposure back to the front end of the yield curve as it inverted. We find this part of the curve to be attractive at this stage of the interest rate cycle.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We maintain a neutral view of the financial markets and have positioned the Fund in accordance with that view. We anticipate that the Fed will conclude its interest rate-hiking campaign some time in the third quarter. It is our expectation that once the Fed signals a pause, interest rates will initially rally (that is, move slightly lower) but generally move within a fairly narrow trading range. We believe this type of low-volatility environment will be supportive of the MBS sector, and we anticipate increasing our holdings of MBS.

  At period-end, the Fund's primary sector exposures were broken out as follows:
27% U.S. Treasury securities, 1% U.S. agency securities, 32% MBS, 36% GNMA project loans and 4% hybrid adjustable rate mortgages (ARMs). This compared to the Citigroup Government/ Mortgage Index's composition of 37% U.S. Treasury securities, 15% U.S. agency securities and 48% MBS. At the end of June, the Fund's duration stood at 4.54 years, up from 4.35 years at December 31, 2005. This compared to a period-end duration of 4.55 years for the Index.

Theodore J. Magnani
Vice President and Portfolio Manager

July 11, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           -0.51%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         +4.48
--------------------------------------------------------------------------
Ten Years Ended 6/30/06                                          +5.65
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           -0.35%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +1.66
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           -0.35%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +1.66
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  -0.78%         -0.51%          4.27%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 -0.71          -0.35             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                -0.71          -0.35             --
--------------------------------------------------------------------------------------------------------
Citigroup Government/Mortgage Index**                            -0.57          -0.48             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2006 TO
                                                              JANUARY 1, 2006   JUNE 30, 2006     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $  992.20           $2.96
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $  992.90           $2.96
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $  992.90           $2.96
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.82           $3.01
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.82           $3.01
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,021.82           $2.01
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Class I, .60% for Class II and .60% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .75% and .85%, the actual expenses paid would have been approximately $3.71 and $4.20, and the hypothetical expenses paid would have been approximately $3.76 and $4.26 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
ASSET MIX                                                     TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations.........................        54.7%
Fannie Mae Guaranteed Pass-Through Certificates.............        11.5
U.S. Treasury Bonds & Notes.................................        10.2
Ginnie Mae MBS Certificates.................................         8.0
Freddie Mac Mortgage Participation Certificates.............         7.2
U.S. Treasury Inflation Indexed Bonds.......................         1.6
Freddie Mac Sovereign Agency Obligations....................         1.0
Other*......................................................         5.8
-------------------------------------------------------------------------------

*   Includes portfolio holdings in options and short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of June 30, 2006
--------------------------------------------------------------------------------

                                     FACE
                                   AMOUNT               U.S. GOVERNMENT & AGENCY OBLIGATIONS                 VALUE
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
                                               Fannie Mae Trust(a):
OBLIGATIONS+--45.9%           $   520,952        Series 2002-W11 Class AV1, 5.663% due 11/25/2032.......  $    520,975
                                3,517,765        Series 2003-27 Class FP, 5.623% due 6/25/2028..........     3,530,984
                                5,284,328        Series 2003-33 Class LF, 5.673% due 7/25/2017..........     5,306,330
                                4,852,516        Series 2003-34 Class FS, 5.723% due 1/25/2032..........     4,873,174
                                4,301,982        Series 2003-41 Class YF, 5.623% due 6/25/2028..........     4,310,079
                                6,328,240        Series 2003-65 Class NF, 5.673% due 9/25/2031..........     6,344,108
                                               Freddie Mac Multiclass Certificates(a):
                                8,600,299        Series 2564 Class OF, 5.499% due 2/15/2026.............     8,609,664
                                8,102,177        Series 2594 Class DF, 5.499% due 12/15/2027............     8,115,576
                                8,149,253        Series 2614 Class EF, 5.598% due 12/15/2017............     8,191,613
                                               Ginnie Mae Trust:
                                6,700,000        Series 2002-83 Class B, 4.695% due 12/16/2024..........     6,455,759
                               55,192,983        Series 2002-83 Class IO, 1.574% due 10/16/2042(b)......     2,521,916
                               34,181,705        Series 2002-94 Class XB, 2.349% due 11/16/2007(b)......       476,038
                                7,000,000        Series 2003-17 Class C, 4.825% due 7/16/2031...........     6,482,405
                               93,214,877        Series 2003-17 Class IO, 1.24% due 3/16/2043(b)........     4,770,681
                                6,217,292        Series 2003-49 Class C, 4.485% due 10/16/2033..........     5,563,866
                               13,250,000        Series 2003-108 Class C, 4.919% due 2/16/2034..........    12,742,121
                               41,829,331        Series 2003-109 Class IO, 1.098% due 11/16/2043(b).....     1,992,335
                               27,734,127        Series 2004-9 Class IO, 1.383% due 3/16/2034(b)........     1,341,048
                               43,735,196        Series 2004-43 Class IO, 1.121% due 6/16/2044(b).......     2,050,087
                                3,559,694        Series 2004-43 Class Z, 4.50% due 6/16/2044............     2,704,811
                                3,650,575        Series 2004-45 Class Z, 5.747% due 6/16/2045...........     3,529,806
                               62,486,903        Series 2004-57 Class IO, 1.13% due 7/16/2044(a)(b).....     2,997,419
                                5,991,692        Series 2004-77 Class AB, 4.368% due 11/16/2030.........     5,673,719
                               60,985,992        Series 2004-77 Class IO, 1.065% due 9/16/2044(b).......     2,954,009
                                3,200,000        Series 2005-9 Class C, 4.917% due 2/16/2032............     2,974,038
                                2,589,212        Series 2005-12 Class A, 4.044% due 5/16/2021...........     2,502,472
                                1,951,104        Series 2005-50 Class A, 4.015% due 10/16/2026..........     1,879,498
                                6,917,961        Series 2005-90 Class A, 3.76% due 9/16/2028............     6,585,388
                                4,943,896        Series 2006-5 Class A, 4.241% due 7/16/2029............     4,756,313
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                               (COST--$131,075,704).....................................   130,756,232
----------------------------------------------------------------------------------------------------------------------
FANNIE MAE GUARANTEED
PASS-THROUGH
CERTIFICATES+--12.1%
                                               Fannie Mae Guaranteed Pass-Through Certificates:

                                1,107,208        4.50% due 9/01/2018....................................     1,048,958
                                5,758,311        4.50% due 8/01/2035....................................     5,220,389
                                4,762,886        5% due 8/01/2035.......................................     4,455,083
                                5,586,830        5.109% due 11/01/2035(a)...............................     5,479,149
                                3,234,137        5.161% due 11/01/2035(a)...............................     3,175,751
                                2,591,699        5.30% due 9/01/2035(a).................................     2,537,587
                                5,500,000        5.50% due 7/15/2036(d).................................     5,281,716
                                1,066,937        6.50% due 7/01/2032....................................     1,076,353
                                1,098,595        6.50% due 1/01/2033....................................     1,108,615
                                  557,959        6.50% due 3/01/2033....................................       562,883
                                  502,849        6.50% due 1/01/2034....................................       507,287
                                  542,072        6.50% due 3/01/2034....................................       546,855
                                  749,236        6.50% due 5/01/2034....................................       756,070
                                   37,410        7% due 10/01/2028......................................        38,355
                                   84,834        7% due 12/01/2028......................................        86,977
                                  146,172        7% due 3/01/2029.......................................       149,859
                                  195,187        7% due 5/01/2029.......................................       200,112
                                  815,248        7% due 6/01/2029.......................................       835,817
                                  122,064        7% due 7/01/2029.......................................       125,143
                                   17,673        7% due 9/01/2029.......................................        18,119
                                    1,257        7% due 2/01/2030.......................................         1,288
                                  566,055        7.50% due 5/01/2032....................................       585,386
                                  324,419        8% due 4/01/2008.......................................       327,905

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                     FACE
                                   AMOUNT               U.S. GOVERNMENT & AGENCY OBLIGATIONS                 VALUE
----------------------------------------------------------------------------------------------------------------------
FANNIE MAE GUARANTEED
PASS-THROUGH CERTIFICATES
(CONCLUDED)
                                               Fannie Mae Guaranteed Pass-Through Certificates
                                               (concluded):
                              $    41,451        8% due 2/01/2030.......................................  $     43,796
                                    9,553        8% due 12/01/2030......................................        10,083
                                    2,558        8% due 1/01/2031.......................................         2,700
                                   54,866        8% due 2/01/2031.......................................        57,904
                                  168,932        8% due 11/01/2032......................................       178,285
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FANNIE MAE GUARANTEED PASS-THROUGH CERTIFICATES
                                               (COST--$35,532,016)......................................    34,418,425
----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC MORTGAGE
PARTICIPATION
CERTIFICATES+--7.5%
                                               Freddie Mac Mortgage Participation Certificates:

                                3,399,564        5% due 8/01/2019.......................................     3,277,101
                                  780,549        5.50% due 11/01/2017...................................       767,190
                                  886,249        5.50% due 3/01/2034....................................       853,481
                                4,000,000        5.50% due 7/15/2036(d).................................     3,841,248
                                1,343,748        6% due 4/01/2016.......................................     1,345,990
                                  944,480        6% due 4/01/2017.......................................       946,332
                                  387,143        6% due 5/01/2017.......................................       387,902
                                1,068,121        6% due 6/01/2034.......................................     1,053,787
                                2,029,654        6% due 8/01/2034.......................................     2,002,418
                                5,000,000        6% due 7/15/2036(d)....................................     4,921,875
                                  685,229        6.50% due 3/01/2016....................................       693,372
                                  485,467        6.50% due 5/01/2016....................................       491,342
                                   22,987        7% due 7/01/2029.......................................        23,545
                                  377,812        7% due 3/01/2031.......................................       387,252
                                   12,509        7.50% due 8/01/2029....................................        12,974
                                    7,644        7.50% due 9/01/2031....................................         7,912
                                  159,755        8% due 12/01/2029......................................       168,667
                                  153,862        8% due 4/01/2030.......................................       162,301
                                   81,407        8% due 7/01/2030.......................................        85,872
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FREDDIE MAC MORTGAGE PARTICIPATION CERTIFICATES
                                               (COST--$21,967,657)......................................    21,430,561
----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC SOVEREIGN AGENCY    3,000,000      Federal Home Loan Bank System, 3.875% due 1/15/2010......     2,852,289
OBLIGATIONS--1.0%
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FREDDIE MAC SOVEREIGN AGENCY OBLIGATIONS
                                               (COST--$2,879,426).......................................     2,852,289
----------------------------------------------------------------------------------------------------------------------
GINNIE MAE MBS
CERTIFICATES--8.4%
                                               Ginnie Mae MBS Certificates:
                                  460,817        5.13% due 4/01/2044....................................       430,177
                                  626,680        5.25% due 9/30/2045....................................       591,974
                                9,373,320        5.25% due 12/15/2045...................................     8,854,236
                               15,086,946        5.13% due 3/15/2046....................................    14,083,815
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL GINNIE MAE MBS CERTIFICATES
                                               (COST--$25,915,639)......................................    23,960,202
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &
NOTES--10.7%
                                               U.S. Treasury Bonds:
                                2,590,000        8.125% due 8/15/2019...................................     3,278,980
                                6,110,000        7.25% due 8/15/2022....................................     7,371,617
                                               U.S. Treasury Notes:
                                1,000,000        3.875% due 7/31/2007...................................       985,547
                                3,000,000        4.375% due 11/15/2008..................................     2,948,673
                                3,000,000        4.50% due 2/15/2009....................................     2,952,540
                                6,000,000        4.50% due 11/15/2010...................................     5,860,782
                                7,000,000        4.875% due 4/30/2011...................................     6,928,635
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY BONDS & NOTES
                                               (COST--$30,804,514)......................................    30,326,774
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                     FACE
                                   AMOUNT               U.S. GOVERNMENT & AGENCY OBLIGATIONS                 VALUE
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION       $ 4,556,763      U.S. Treasury Inflation Indexed Bonds, 3.50% due
INDEXED BONDS--1.7%                            1/15/2011................................................  $  4,766,269
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY INFLATION INDEXED BONDS
                                               (COST--$4,494,945).......................................     4,766,269
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                               (COST--$252,669,901)--87.3%..............................   248,510,752
----------------------------------------------------------------------------------------------------------------------
                                               NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE         2,060,700      Aames Mortgage Investment Trust Series 2006-1 Class A1,
OBLIGATIONS+--11.4%                            5.383% due 4/25/2036(a)..................................     2,060,837
                               11,000,000      Carrington Mortgage Loan Trust Series 2006-NC1 Class A2,
                                               5.483% due 1/25/2036(a)..................................    11,004,848
                                4,671,920      Countrywide Home Loan Mortgage Pass-Through Trust Series
                                               2003-10 Class A6, 5.673% due 5/25/2033(a)................     4,684,098
                                1,846,763      Fremont Home Loan Trust Series 2006-A Class 2A1, 5.373%
                                               due 5/25/2036(a).........................................     1,846,888
                                               Greenwich Capital Commercial Funding Corp. Class A2(a):
                                1,515,747        Series 2004-FL2A, 5.309% due 11/05/2019................     1,515,714
                                2,474,183        Series 2005-FL3A, 5.329% due 10/05/2020(f).............     2,474,183
                                2,112,221      Lehman Brothers Floating Rate Commercial Mortgage Trust
                                               Series 2006-CCL Class A1, 5.369% due 1/15/2021(a)........     2,112,221
                                5,898,023      Residential Accredit Loans, Inc. Series 2005-QS12 Class
                                               A8, 5.50% due 8/25/2035(a)...............................     5,902,594
                                  948,739      Washington Mutual Series 2002-AR19 Class A8, 4.556% due
                                               2/25/2033................................................       933,216
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                               (COST--$32,540,731)--11.4%...............................    32,534,599
----------------------------------------------------------------------------------------------------------------------
                                                                SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--5.9%    16,700,000      Credit Suisse LLC, purchased on 6/30/2006 to yield 5.25%
                                               to 7/05/2006, repurchase price $16,712,177,
                                               collateralized by Federal Home Loan Mortgage Corporation,
                                               4.286% - 6.256% due 3/01/2032 -- 1/01/2034...............    16,700,000
----------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL
                                 INTEREST
----------------------------------------------------------------------------------------------------------------------
                              $   712,154      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I,
                                               4.78%(c)(e)..............................................       712,154
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$17,412,154)--6.1%................................    17,412,154
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$302,622,786)--104.8%.............................   298,457,505
----------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                CONTRACTS                               ISSUE
----------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--(0.0%)         20++      Consumer Price Index (CPI) Linked Floor at 1%, expiring
                                               April 2009, Broker Morgan Stanley Capital Services,
                                               Inc. ....................................................          (195)
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL OPTIONS WRITTEN
                                               (PREMIUMS RECEIVED--$31,200)--(0.0%).....................          (195)
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                               (COST--302,591,586*)--104.8%.............................   298,457,310
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(4.8%)............   (13,751,004)
                                                                                                          ------------
                                               NET ASSETS--100.0%.......................................  $284,706,306
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $302,997,762
                                                               ============
Gross unrealized appreciation...............................   $  2,912,207
Gross unrealized depreciation...............................     (7,452,659)
                                                               ------------
Net unrealized depreciation.................................   $ (4,540,452)
                                                               ============

+ Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

++   One contract represents a notional amount of $1,000,000.

(a)  Floating rate note.

(b) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------------------------
                                                                 NET         INTEREST
AFFILIATE                                                      ACTIVITY       INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series.......   $712,154        $626
-------------------------------------------------------------------------------------

(d) Represents a "to-be-announced" transaction. The Fund has committed to purchasing and/or selling securities for which all specific information is not available at this time.

(e)  Represents the current yield as of 6/30/2006.

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)
--------------------------------------------------------------------------------

- Swaps outstanding as of June 30, 2006 were as follows:
--------------------------------------------------------------------------------

                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.025%
Broker, UBS Warburg
Expires September 2006......................................  $10,000,000             --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.035%
Broker, UBS Warburg
Expires October 2006........................................  $35,000,000             --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.12%
Broker, Lehman Brothers Special Finance
Expires November 2006.......................................  $45,000,000             --
Pay a fixed rate of 3.25% and receive a floating rate based
on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires May 2007............................................  $ 2,525,000     $   51,469
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011........................................  $ 4,725,000       (278,592)
Pay a fixed rate of 4.83% and receive a floating rate based
on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires May 2014............................................  $21,100,000      1,148,570
------------------------------------------------------------------------------------------
TOTAL.......................................................                  $  921,447
                                                                              ==========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$301,910,632).......................................                 $297,745,351
Investments in affiliated securities, at value (identified
  cost--$712,154)...........................................                      712,154
Unrealized appreciation on swaps............................                    1,200,039
Receivables:
  Capital shares sold.......................................  $ 7,156,289
  Interest..................................................    1,806,329
  Swaps.....................................................          380       8,962,998
                                                              -----------
Prepaid expenses............................................                        2,790
                                                                             ------------
Total assets................................................                  308,623,332
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$31,200)......                          195
Unrealized depreciation on swaps............................                      278,592
Payables:
  Securities purchased......................................   22,319,137
  Dividends to shareholders.................................      942,772
  Swaps.....................................................      139,784
  Investment adviser........................................      107,159
  Capital shares redeemed...................................       74,831
  Other affiliates..........................................        4,310      23,587,993
                                                              -----------
Accrued expenses............................................                       50,246
                                                                             ------------
Total liabilities...........................................                   23,917,026
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $284,706,306
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                 $  2,794,590
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           10
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           10
Paid-in capital in excess of par............................                  291,303,134
Accumulated distributions in excess of investment
  income--net...............................................  $(1,256,840)
Accumulated realized capital losses--net....................   (4,921,769)
Unrealized depreciation--net................................   (3,212,829)
                                                              -----------
Total accumulated losses--net...............................                   (9,391,438)
                                                                             ------------
NET ASSETS..................................................                 $284,706,306
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $284,704,254 and 27,945,703
  shares outstanding........................................                 $      10.19
                                                                             ============
Class II--Based on net assets of $1,026 and 100.78 shares
  outstanding...............................................                 $      10.18
                                                                             ============
Class III--Based on net assets of $1,026 and 100.78 shares
  outstanding...............................................                 $      10.18
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $626 from affiliates)...................                 $ 6,930,678
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   705,528
Accounting services.........................................       60,560
Professional fees...........................................       19,144
Custodian fees..............................................       16,792
Printing and shareholder reports............................       15,585
Directors' fees and expenses................................        8,116
Pricing services............................................        5,690
Transfer agent fees--Class I................................        2,530
Other.......................................................        8,152
                                                              -----------
Total expenses..............................................                     842,097
                                                                             -----------
Investment income--net......................................                   6,088,581
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized loss on:
  Investments--net..........................................     (886,854)
  Swaps--net................................................   (2,188,901)    (3,075,755)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (6,157,288)
  Swaps--net................................................      853,681
  Options written--net......................................       31,005     (5,272,602)
                                                              -----------    -----------
Total realized and unrealized loss--net.....................                  (8,348,357)
                                                                             -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(2,259,776)
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSET VALUE:                       JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  6,088,581      $ 11,212,448
Realized loss--net..........................................    (3,075,755)       (3,067,250)
Change in unrealized appreciation/depreciation--net.........    (5,272,602)        1,691,739
                                                              ------------      ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (2,259,776)        9,836,937
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (6,302,199)      (13,996,234)
  Class II..................................................           (24)              (49)
  Class III.................................................           (24)              (49)
Realized gain--net:
  Class I...................................................            --           (28,744)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (6,302,247)      (14,025,076)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (4,814,034)      (18,940,073)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (13,376,057)      (23,128,212)
Beginning of period.........................................   298,082,363       321,210,575
                                                              ------------      ------------
End of period*..............................................  $284,706,306      $298,082,363
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Accumulated distribution in excess of investment
  income--net...............................................  $ (1,256,840)     $ (1,043,174)
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                               CLASS I
                                                    -------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE         FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE       MONTHS ENDED     --------------------------------------------
FINANCIAL STATEMENTS.                               JUNE 30, 2006      2005        2004        2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  10.50       $  10.65    $  10.59    $  11.06    $  10.67
                                                      --------       --------    --------    --------    --------
Investment income--net***.........................         .22            .39         .30         .37         .48
Realized and unrealized gain (loss)--net..........        (.30)          (.05)        .14        (.15)        .50
                                                      --------       --------    --------    --------    --------
Total from investment operations..................        (.08)           .34         .44         .22         .98
                                                      --------       --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..........................        (.23)          (.49)       (.31)       (.39)       (.44)
  Realized gain--net..............................          --             --+       (.07)       (.30)       (.15)
                                                      --------       --------    --------    --------    --------
Total dividends and distributions.................        (.23)          (.49)       (.38)       (.69)       (.59)
                                                      --------       --------    --------    --------    --------
Net asset value, end of period....................    $  10.19       $  10.50    $  10.65    $  10.59    $  11.06
                                                      ========       ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................       (.78%)@        3.22%       4.13%       2.07%       9.78%
                                                      ========       ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expense..............        .60%*          .59%        .58%        .58%        .58%
                                                      ========       ========    ========    ========    ========
Expenses..........................................        .60%*          .59%        .62%        .59%        .58%
                                                      ========       ========    ========    ========    ========
Investment income--net............................       4.34%*         3.69%       2.84%       3.39%       4.40%
                                                      ========       ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........    $284,704       $298,080    $321,209    $414,567    $585,789
                                                      ========       ========    ========    ========    ========
Portfolio turnover................................      28.61%         60.62%     144.74%     212.80%     208.26%
                                                      ========       ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $ 10.49            $ 10.65               $  10.73
                                                           -------            -------               --------
Investment income--net***.............................         .23                .40                    .08
Realized and unrealized loss--net.....................        (.30)              (.05)                  (.05)
                                                           -------            -------               --------
Total from investment operations......................        (.07)               .35                    .03
                                                           -------            -------               --------
Less dividends and distributions:
  Investment income--net..............................        (.24)              (.51)                  (.07)
  Realized gain--net..................................          --                 --                   (.04)
                                                           -------            -------               --------
Total dividends and distributions.....................        (.24)              (.51)                  (.11)
                                                           -------            -------               --------
Net asset value, end of period........................     $ 10.18            $ 10.49               $  10.65
                                                           =======            =======               ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       (.71%)@            3.32%                   .33%@
                                                           =======            =======               ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .60%*              .59%                   .58%*
                                                           =======            =======               ========
Investment income--net................................       4.48%*             3.76%                  2.93%*
                                                           =======            =======               ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1            $     1               $      1
                                                           =======            =======               ========
Portfolio turnover....................................      28.61%             60.62%                144.74%
                                                           =======            =======               ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $ 10.49            $ 10.65               $  10.73
                                                           -------            -------               --------
Investment income--net***.............................         .23                .40                    .08
Realized and unrealized loss--net.....................        (.30)              (.05)                  (.05)
                                                           -------            -------               --------
Total from investment operations......................        (.07)               .35                    .03
                                                           -------            -------               --------
Less dividends and distributions:
  Investment income--net..............................        (.24)              (.51)                  (.07)
  Realized gain--net..................................          --                 --                   (.04)
                                                           -------            -------               --------
Total dividends and distributions.....................        (.24)              (.51)                  (.11)
                                                           -------            -------               --------
Net asset value, end of period........................     $ 10.18            $ 10.49               $  10.65
                                                           =======            =======               ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       (.71%)@            3.31%                   .33%@
                                                           =======            =======               ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .60%*              .59%                   .58%*
                                                           =======            =======               ========
Investment income--net................................       4.48%*             3.76%                  2.93%*
                                                           =======            =======               ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1            $     1               $      1
                                                           =======            =======               ========
Portfolio turnover....................................      28.61%             60.62%                144.74%
                                                           =======            =======               ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Government Bond V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values

--------------------------------------------------------------------------------

of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Reverse repurchase agreements--The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would be able to terminate the repurchase agreement.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

--------------------------------------------------------------------------------

  Therefore, no federal income tax provision is required.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (h) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2006, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM.

  For the six months ended June 30, 2006, the Fund reimbursed MLIM $3,163 for certain accounting services.

--------------------------------------------------------------------------------

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales (including paydowns and payups) of investments, excluding short-term securities, for the six months ended June 30, 2006 were $82,733,608 and $91,874,984, respectively.

  Transactions in options written for the six months ended June 30, 2006 were as follows:

------------------------------------------------------------------
                                             Number of    Premiums
Call Options Written                         Contracts    Received
------------------------------------------------------------------
Outstanding call options written, beginning
 of period.................................     20        $31,200
                                                --        -------
Outstanding call options written, end of
 period....................................     20        $31,200
                                                ==        =======
------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets resulting from capital share transactions were $4,814,034 and $18,940,073 for the six months ended June 30, 2006 and for the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2006                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    2,080,613    $ 21,276,497
Shares issued to shareholders in
 reinvestment of dividends............      587,610       6,079,509
                                         ----------    ------------
Total issued..........................    2,668,223      27,356,006
Shares redeemed.......................   (3,114,102)    (32,170,088)
                                         ----------    ------------
Net decrease..........................     (445,879)   $ (4,814,082)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,722,808    $ 28,578,991
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,258,906      13,304,903
                                       ----------    ------------
Total issued.........................   3,981,714      41,883,894
Shares redeemed......................  (5,756,447)    (60,824,055)
                                       ----------    ------------
Net decrease.........................  (1,774,733)   $(18,940,161)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends......................    2        $24
                                                    --       ---
Net increase....................................    2        $24
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends......................    4        $44
                                                    --       ---
Net increase....................................    4        $44
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    2        $24
                                                    --       ---
Net increase....................................    2        $24
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    4        $44
                                                    --       ---
Net increase....................................    4        $44
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2005, the Fund had a net capital loss carryforward of $1,381,364, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       MERCURY HIGH CURRENT INCOME V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  We continue to believe in diversification across the high yield universe and are looking for compelling opportunities in new issues as well as the secondary market.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Mercury High Current Income V.I. Fund's Class I Shares had a total return of +3.04%. For the same period, the Fund's benchmark, the Credit Suisse High Yield Index, returned +3.49%, and the Lipper High Current Yield Funds (Variable Products) category had an average return of +2.00%. (Funds in this Lipper category seek high relative current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

  The Federal Reserve Board (the Fed) continued its monetary tightening campaign during the six-month period ended June 30, 2006. The Fed increased the target federal funds rate in four increments of 25 basis points (.25%) each, and the rate stood at 5.25% at period-end. In 17 consecutive moves since June 2004, the Fed has raised the federal funds rate a total of 425 basis points. However, in the statement that accompanied the most recent increase on June 29, the Federal Open Market Committee (FOMC) noted that "the moderation of growth ... should help limit inflation."

  The bond market reacted quite positively to the FOMC directive on the assumption that the Fed is at or near the end of its campaign of raising interest rates. While we do not necessarily disagree with that premise, the Fed is clearly concerned about inflation given evidence of the pass-through of higher energy costs to consumers, rising commodity prices and resource constraints. Therefore, we believe it is premature to bank on a pause by the Fed.

  High yield securities finished the first half of 2006 in positive territory, despite a decline in the market in June. The extent of the decline was not as intense as that experienced by other markets during this time. With benign default rates and lower sensitivity to rising interest rates, we expect the high yield market to continue to experience less volatility than equity or emerging markets.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  The Fund's performance for the period outpaced the Lipper average but slightly lagged that of the index, as adverse security selection offset favorable sector allocation. Security selection was weak in consumer products and manufacturing and, to a lesser extent, in airlines. Several individual holdings hurt Fund returns in the first two sectors, while our focus on the more stable enhanced equipment trust certificates within the airline industry hindered performance as the sector experienced a strong rally that favored unsecured bonds and equities. Security selection was positive in the packaging and energy-other sectors.

  Our overweight position in airlines had the largest positive impact on the Fund's return, while an underweight in autos detracted from performance as General Motors Corp.'s bonds, a large complex of securities, rallied strongly on several positive news items.

  At the individual security level, a bond of EaglePicher Inc., a diversified industrial company that is in bankruptcy, was the worst performer for the period. The value of the bond, which trades infrequently, declined for technical reasons. We expect the company to emerge from bankruptcy in the third quarter of this year. On the positive side, a bond of Sensus Metering Systems, Inc., a privately held manufacturer of meter reading solutions for water, gas, electric and heating utilities, had the largest positive impact on Fund performance following the release of strong earnings for its fiscal fourth quarter.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We made only modest changes to the portfolio during the period. We sold some of our holdings in packaging, which resulted in a reduction in that sector from an overweight to a market weight. We were concerned about the high cost of resin, a key factor affecting the profitability of plastic packaging manufacturers. In a contrarian move, we bought several bonds in the out-of-favor homebuilder and building products manufacturer sectors, mostly in the secondary market.

  Given that the Fund experienced redemptions during the period, most of our activity was on the sell side. We sold a number of bonds in the lower credit tier, such as those of Advanced Accessory Systems, LLC, Merisant Co.,

--------------------------------------------------------------------------------

Metaldyne Corp., Star Gas Partners, LP, and Wolverine Tube, Inc. New-issue purchases included the bonds of Avis Budget Car Rental, LLC (two tranches); Edison Mission Energy, a large merchant power generator; Technical Olympic Group of Companies, a homebuilder; and Pogo Producing Co., an oil and gas exploration and production company. The net result of these changes was a decline in the Fund's CCC-rated holdings from 13% to 6%.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At June 30, 2006, the Fund's average credit rating, as measured by Standard & Poor's, was B, comparable to the average rating of our benchmark. The Fund's period-end cash position was approximately 6%. The Fund's largest overweights versus the benchmark were in manufacturing and services. The Institute for Supply Management manufacturing data continues to signal an expanding industrial economy, leading us to favor the manufacturing sector. We also like the diverse nature of this sector, and our holdings include credits of several companies that operate in market niches. The services sector also is quite diverse and includes a number of credits of issuers in fairly recession-resistant industries (such as waste collection providers and funeral home operators), supporting our overweighting there. The Fund's underweights at period-end were in automobile manufacturers, given weak industry fundamentals, and in health care, as we believe these bonds offer little relative value and the companies could face government reimbursement risk.

  As our new-issue purchases indicate, we believe in diversification across the high yield universe. Prospectively, while there has been some yield spread widening since early May, default rates remain low, the economy remains relatively healthy and the capital markets are quite accessible for issuers of high yield securities. Therefore, it is not surprising that the yield spread of high yield bonds over U.S. Treasury securities of comparable maturities is still narrow by historical standards. Given our expectation of further Fed interest rate hikes, we favor shorter-maturity bonds and floating rate notes, with an emphasis on higher-quality securities.

Robert F. Murray, CFA
Vice President and Portfolio Manager

July 11, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 6/30/06                                        +4.94%
--------------------------------------------------------------------
Five Years Ended 6/30/06                                      +7.64
--------------------------------------------------------------------
Ten Years Ended 6/30/06                                       +5.73
--------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                 RETURN
----------------------------------------------------------------------
One Year Ended 6/30/06                                         +4.98%
----------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                            +5.35
----------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                 RETURN
----------------------------------------------------------------------
One Year Ended 6/30/06                                         +4.98%
----------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                            +5.35
----------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                              6-MONTH         12-MONTH      STANDARDIZED
AS OF JUNE 30, 2006                                         TOTAL RETURN    TOTAL RETURN    30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                +3.04%          +4.94%           7.26%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                               +2.94           +4.98              --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                              +2.94           +4.98              --
--------------------------------------------------------------------------------------------------------
Credit Suisse High Yield Index**                               +3.49           +5.03              --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged market-weighted Index is comprised of 1,637 high yield debt securities rated BBB or lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2006 TO
                                                              JANUARY 1, 2006   JUNE 30, 2006     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,030.40           $3.07
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,029.40           $3.07
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,029.40           $3.07
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.78           $3.06
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.78           $3.06
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,021.78           $3.06
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.61% for Class I, .61% for Class II and .61% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .76% and .86%, the actual expenses paid would have been approximately $3.82 and $4.33, and the hypothetical expenses paid would have been approximately $3.81 and $4.31 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
ASSET MIX                                                     TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Corporate Bonds.............................................        92.9%
Preferred Securities........................................         0.9
Common Stocks...............................................         0.3
Warrants....................................................         0.0*
Other**.....................................................         5.9
-------------------------------------------------------------------------------

*   Amount is less than 0.1%.

**  Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2006
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.9%     $   750,000      Alliant Techsystems, Inc., 6.75% due 4/01/2016.........  $    721,875
                                1,600,000      Armor Holdings, Inc., 8.25% due 8/15/2013..............     1,656,000
                                               DRS Technologies, Inc.:
                                  250,000        6.625% due 2/01/2016.................................       241,875
                                1,000,000        6.875% due 11/01/2013................................       962,500
                                  500,000      K&F Acquisition, Inc., 7.75% due 11/15/2014............       492,500
                                1,025,000      L-3 Communications Corp., 6.375% due 10/15/2015........       978,875
                                  275,000      Standard Aero Holdings, Inc., 8.25% due 9/01/2014......       244,750
                                1,200,000      Vought Aircraft Industries, Inc., 8% due 7/15/2011.....     1,086,000
                                                                                                        ------------
                                                                                                           6,384,375
---------------------------------------------------------------------------------------------------------------------
AIRLINES--1.5%                  2,000,000      American Airlines, Inc. Class C, 7.80% due 4/01/2008...     2,002,500
                                               Continental Airlines, Inc. Class C:
                                   57,734        Series 1998-1, 6.541% due 9/15/2009..................        54,703
                                1,356,744        Series 2001-1, 7.033% due 12/15/2012.................     1,324,489
                                                                                                        ------------
                                                                                                           3,381,692
---------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.4%                1,150,000      Asbury Automotive Group, Inc., 8% due 3/15/2014........     1,115,500
                                1,525,000      Autocam Corp., 10.875% due 6/15/2014...................       937,875
                                  250,000      AutoNation, Inc., 7.045% due 4/15/2013(e)(f)...........       248,750
                                  750,000      General Motors Acceptance Corp., 6.75% due
                                                 12/01/2014...........................................       696,615
                                                                                                        ------------
                                                                                                           2,998,740
---------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.9%                750,000      CMP Susquehanna Corp., 9.875% due 5/15/2014(e).........       697,500
                                  650,000      Entercom Radio LLC, 7.625% due 3/01/2014...............       648,375
                                  750,000      LIN Television Corp., 6.50% due 5/15/2013..............       684,375
                                  750,000      Radio One, Inc., 6.375% due 2/15/2013..................       686,250
                                  972,000      Salem Communications Holding Corp. Series B, 9% due
                                                 7/01/2011............................................     1,015,740
                                  500,000      Sinclair Broadcast Group, Inc., 8% due 3/15/2012.......       507,500
                                                                                                        ------------
                                                                                                           4,239,740
---------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.2%        375,000      New Skies Satellites NV, 9.125% due 11/01/2012.........       396,563
---------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--2.8%               1,000,000      CSC Holdings, Inc. Series B, 7.625% due 4/01/2011......     1,000,000
                                1,500,000      Charter Communications Holdings II LLC, 10.25% due
                                                 9/15/2010............................................     1,503,750
                                               Intelsat Subsidiary Holding Co. Ltd.:
                                1,950,000        9.614% due 1/15/2012(f)..............................     1,969,500
                                1,300,000        8.25% due 1/15/2013..................................     1,290,250
                                  450,000      Quebecor Media, Inc., 7.75% due 3/15/2016(e)...........       441,000
                                                                                                        ------------
                                                                                                           6,204,500
---------------------------------------------------------------------------------------------------------------------
CHEMICALS--4.7%                   860,000      BCP Caylux Holdings Luxembourg SCA, 9.625% due
                                                 6/15/2014............................................       933,100
                                1,400,000      Huntsman International, LLC, 9.875% due 3/01/2009......     1,456,000
                                1,000,000      Ineos Group Holdings Plc, 8.50% due 2/15/2016(e).......       936,250
                                  250,000      Innophos, Inc., 8.875% due 8/15/2014...................       246,250
                                  675,000      Invista B.V., 9.25% due 5/01/2012(e)...................       708,750
                                1,000,000      Nalco Co., 7.75% due 11/15/2011........................       997,500
                                1,500,000      NewMarket Corp., 8.875% due 5/01/2010..................     1,518,750
                                1,900,000      Omnova Solutions, Inc., 11.25% due 6/01/2010...........     2,014,000
                                  917,000      Rockwood Specialties Group, Inc., 10.625% due
                                                 5/15/2011............................................       980,044
                                  500,000      Tronox Worldwide LLC, 9.50% due 12/01/2012(e)..........       515,000
                                  300,000      Westlake Chemical Corp., 6.625% due 1/15/2016..........       277,125
                                                                                                        ------------
                                                                                                          10,582,769
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
CONSUMER--NON-                $   250,000      American Achievement Corp., 8.25% due 4/01/2012........  $    246,250
DURABLES--4.9%
                                  625,000      American Greetings Corp., 7.375% due 6/01/2016.........       628,125
                                2,525,000      Chattem, Inc., 7% due 3/01/2014........................     2,449,250
                                1,275,000      Church & Dwight Co., Inc., 6% due 12/15/2012...........     1,179,375
                                  975,000      Elizabeth Arden, Inc., 7.75% due 1/15/2014.............       957,937
                                  825,000      Hines Nurseries, Inc., 10.25% due 10/01/2011...........       792,000
                                  300,000      North Atlantic Trading Co., 9.25% due 3/01/2012........       241,500
                                1,500,000      Playtex Products, Inc., 8% due 3/01/2011...............     1,552,500
                                1,300,000      Quiksilver, Inc., 6.875% due 4/15/2015.................     1,209,000
                                2,000,000      Solo Cup Co., 8.50% due 2/15/2014......................     1,730,000
                                                                                                        ------------
                                                                                                          10,985,937
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--6.9%         1,525,000      CanWest Media, Inc., 8% due 9/15/2012..................     1,509,750
                                               Dex Media East LLC:
                                  465,000        9.875% due 11/15/2009................................       491,737
                                  334,000        12.125% due 11/15/2012...............................       374,915
                                               Dex Media West LLC:
                                2,800,000        8.50% due 8/15/2010..................................     2,905,000
                                1,484,000        9.875% due 8/15/2013.................................     1,608,278
                                2,100,000      Houghton Mifflin Co., 8.25% due 2/01/2011..............     2,126,250
                                  500,000      Lamar Media Corp., 7.25% due 1/01/2013.................       488,750
                                2,000,000      Liberty Media Corp., 0.75% due 3/30/2023(a)............     2,122,500
                                  800,000      Nebraska Book Co., Inc., 8.625% due 3/15/2012..........       744,000
                                  750,000      Quebecor World Capital Corp., 8.75% due 3/15/2016(e)...       684,375
                                               RH Donnelley Corp.(e):
                                  400,000        6.875% due 1/15/2013.................................       368,000
                                  725,000        Series A-2, 6.875% due 1/15/2013.....................       667,000
                                1,350,000      WDAC Subsidiary Corp., 8.375% due 12/01/2014(e)........     1,326,375
                                                                                                        ------------
                                                                                                          15,416,930
---------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &             500,000      Chaparral Energy, Inc., 8.50% due 12/01/2015(e)........       497,500
PRODUCTION--4.3%
                                  700,000      Encore Acquisition Co., 6.25% due 4/15/2014............       644,000
                                1,500,000      Plains Exploration & Production Co. Series B, 8.75% due
                                                 7/01/2012............................................     1,571,250
                                  950,000      Pogo Producing Co., 7.875% due 5/01/2013(e)............       952,375
                                1,000,000      Quicksilver Resources, Inc., 7.125% due 4/01/2016......       937,500
                                  750,000      Range Resources Corp., 6.375% due 3/15/2015............       691,875
                                               Stone Energy Corp.:
                                  500,000        8.24% due 7/15/2010(e)(f)............................       500,000
                                  600,000        6.75% due 12/15/2014.................................       602,250
                                2,000,000      Western Oil Sands, Inc., 8.375% due 5/01/2012..........     2,125,000
                                1,000,000      Whiting Petroleum Corp., 7% due 2/01/2014..............       945,000
                                                                                                        ------------
                                                                                                           9,466,750
---------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--3.5%               850,000      Aventine Renewable Energy Holdings, Inc., 11.329% due
                                                 12/15/2011(e)(f).....................................       895,687
                                  300,000      Copano Energy LLC, 8.125% due 3/01/2016(e).............       298,500
                                  629,000      Dresser-Rand Group, Inc., 7.375% due 11/01/2014........       600,695
                                  500,000      Ferrellgas Escrow LLC, 6.75% due 5/01/2014.............       473,750
                                1,200,000      Inergy LP, 6.875% due 12/15/2014.......................     1,116,000
                                1,250,000      Pacific Energy Partners, LP, 7.125% due 6/15/2014......     1,262,500
                                1,000,000      SemGroup LP, 8.75% due 11/15/2015(e)...................       995,000
                                2,250,000      Suburban Propane Partners, LP, 6.875% due 12/15/2013...     2,103,750
                                                                                                        ------------
                                                                                                           7,745,882
---------------------------------------------------------------------------------------------------------------------
FINANCIAL--0.3%                   575,000      Saxon Capital, Inc., 12% due 5/01/2014(e)..............       579,313
---------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--0.1%                 250,000      Stripes Acquisition LLC, 10.625% due 12/15/2013(e).....       263,750
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--1.0%          $    89,780      Archibald Candy Corp., 10% due 11/01/2007(b)...........  $      5,718
                                               Del Monte Corp.:
                                  475,000        8.625% due 12/15/2012................................       489,250
                                  325,000        6.75% due 2/15/2015..................................       301,437
                                1,350,000      Smithfield Foods, Inc. Series B, 8% due 10/15/2009.....     1,363,500
                                                                                                        ------------
                                                                                                           2,159,905
---------------------------------------------------------------------------------------------------------------------
GAMING--3.8%                    1,125,000      Boyd Gaming Corp., 8.75% due 4/15/2012.................     1,178,437
                                  475,000      Choctaw Resort Development Enterprise, 7.25% due
                                                 11/15/2019(e)........................................       465,500
                                  263,000      Global Cash Access LLC, 8.75% due 3/15/2012............       277,136
                                1,100,000      Herbst Gaming, Inc., 7% due 11/15/2014.................     1,045,000
                                  500,000      Jacobs Entertainment Co., 9.75% due 6/15/2014(e).......       502,500
                                  500,000      MGM Mirage, 6.75% due 4/01/2013(e).....................       476,875
                                1,000,000      Mohegan Tribal Gaming Authority, 6.125% due
                                                 2/15/2013............................................       941,250
                                  625,000      Penn National Gaming, Inc., 6.75% due 3/01/2015........       582,813
                                1,600,000      Pinnacle Entertainment, Inc., 8.75% due 10/01/2013.....     1,668,000
                                  325,000      Pokagon Gaming Authority, 10.375% due 6/15/2014(e).....       335,969
                                1,000,000      Wynn Las Vegas LLC, 6.625% due 12/01/2014..............       942,500
                                                                                                        ------------
                                                                                                           8,415,980
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--2.0%                 425,000      Concentra Operating Corp., 9.125% due 6/01/2012........       439,875
                                1,500,000      DaVita, Inc., 7.25% due 3/15/2015......................     1,440,000
                                1,350,000      Elan Finance Plc, 7.75% due 11/15/2011.................     1,289,250
                                  350,000      Mylan Laboratories, Inc., 6.375% due 8/15/2015(e)......       334,250
                                  750,000      Select Medical Corp., 7.625% due 2/01/2015.............       652,500
                                  350,000      VWR International, Inc., 6.875% due 4/15/2012..........       334,250
                                                                                                        ------------
                                                                                                           4,490,125
---------------------------------------------------------------------------------------------------------------------
HOUSING--4.8%                   1,100,000      Ashton Woods USA LLC, 9.50% due 10/01/2015.............       973,500
                                1,500,000      Builders FirstSource, Inc., 9.42% due 2/15/2012(f).....     1,537,500
                                  400,000      Building Materials Corp. of America, 8% due
                                                 12/01/2008...........................................       403,000
                                  600,000      Compression Polymers Corp., 12.39% due 7/01/2013(e)....       612,000
                                1,500,000      Forest City Enterprises, Inc., 7.625% due 6/01/2015....     1,511,250
                                               Goodman Global Holding Co., Inc.:
                                  479,000        8.329% due 6/15/2012(f)..............................       480,197
                                1,000,000        7.875% due 12/15/2012................................       955,000
                                  750,000      Kimball Hill, Inc.,10.50% due 12/15/2012...............       693,750
                                1,075,000      Ply Gem Industries, Inc., 9% due 2/15/2012.............       978,250
                                  500,000      Standard-Pacific Corp., 6.50% due 8/15/2010............       468,750
                                  225,000      Stanley-Martin Communities LLC, 9.75% due 8/15/2015....       192,375
                                1,000,000      Technical Olympic USA, Inc., 8.25% due 4/01/2011(e)....       932,500
                                  325,000      Texas Industries, Inc., 7.25% due 7/15/2013............       321,750
                                  675,000      US Concrete, Inc., 8.375% due 4/01/2014................       681,750
                                                                                                        ------------
                                                                                                          10,741,572
---------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--3.9%    1,312,000      Advanced Micro Devices, Inc., 7.75% due 11/01/2012.....     1,338,240
                                               MagnaChip Semiconductor SA:
                                1,175,000        8.579% due 12/15/2011(f).............................     1,116,250
                                  250,000        8% due 12/15/2014....................................       207,500
                                               SunGard Data Systems, Inc.(e):
                                1,575,000        9.125% due 8/15/2013.................................     1,634,063
                                1,050,000        9.431% due 8/15/2013(f)..............................     1,098,563
                                  675,000      Telcordia Technologies Inc.,10% due 3/15/2013(e).......       570,375
                                  900,000      Unisys Corp., 8% due 10/15/2012........................       837,000
                                1,875,000      Viasystems, Inc., 10.50% due 1/15/2011.................     1,837,500
                                                                                                        ------------
                                                                                                           8,639,491
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
LEISURE--2.4%                 $   959,000      FelCor Lodging LP, 8.50% due 6/01/2011.................  $  1,016,540
                                  750,000      HRP Myrtle Beach Operations LLC, 9.829% due
                                                 4/01/2012(e)(f)......................................       742,500
                                1,500,000      Host Marriott LP Series O, 6.375% due 3/15/2015........     1,410,000
                                2,500,000      True Temper Sports, Inc., 8.375% due 9/15/2011.........     2,275,000
                                                                                                        ------------
                                                                                                           5,444,040
---------------------------------------------------------------------------------------------------------------------
MANUFACTURING--10.0%              475,000      Airgas, Inc., 9.125% due 10/01/2011....................       496,969
                                  750,000      CPI Holdco, Inc.,10.561% due 2/01/2015(f)..............       765,000
                                2,500,000      Case New Holland, Inc., 9.25% due 8/01/2011............     2,631,250
                                  500,000      Chart Industries, Inc., 9.125% due 10/15/2015(e).......       510,000
                                  652,000      Columbus McKinnon Corp., 10% due 8/01/2010.............       707,420
                                1,750,000      Douglas Dynamics LLC, 7.75% due 1/15/2012(e)...........     1,662,500
                                  325,000      ERICO International Corp., 8.875% due 3/01/2012........       332,312
                                2,900,000      EaglePicher Inc., 9.75% due 9/01/2013(b)...............     1,943,000
                                1,000,000      Invensys Plc, 9.875% due 3/15/2011(e)..................     1,085,000
                                  750,000      Itron, Inc., 7.75% due 5/15/2012.......................       765,000
                                1,000,000      JLG Industries, Inc., 8.25% due 5/01/2008..............     1,032,500
                                  745,000      Mueller Group, Inc., 10% due 5/01/2012.................       800,875
                                        1      NSP Holdings LLC, 11.75% due 1/01/2012.................             1
                                1,250,000      Propex Fabrics, Inc., 10% due 12/01/2012...............     1,143,750
                                  400,000      Sensata Technologies B.V., 8% due 5/01/2014(e).........       386,000
                                1,850,000      Sensus Metering Systems, Inc., 8.625% due 12/15/2013...     1,803,750
                                1,500,000      Superior Essex Communications LLC, 9% due 4/15/2012....     1,522,500
                                1,250,000      Trimas Corp., 9.875% due 6/15/2012.....................     1,143,750
                                2,600,000      Trinity Industries, Inc., 6.50% due 3/15/2014..........     2,535,000
                                1,000,000      Valmont Industries, Inc., 6.875% due 5/01/2014.........       965,000
                                                                                                        ------------
                                                                                                          22,231,577
---------------------------------------------------------------------------------------------------------------------
METAL--OTHER--1.6%                350,000      Aleris International, Inc., 9% due 11/15/2014..........       356,125
                                1,400,000      Foundation PA Coal Co., 7.25% due 8/01/2014............     1,365,000
                                  625,000      Gibraltar Industries, Inc., 8% due 12/01/2015(e).......       621,875
                                1,000,000      Novelis, Inc., 8% due 2/15/2015(e).....................       960,000
                                  250,000      Southern Copper Corp., 6.375% due 7/27/2015............       239,005
                                                                                                        ------------
                                                                                                           3,542,005
---------------------------------------------------------------------------------------------------------------------
PACKAGING--2.3%                   300,000      Graham Packing Co., Inc., 8.50% due 10/15/2012.........       294,000
                                               Owens-Brockway:
                                1,000,000        8.875% due 2/15/2009.................................     1,030,000
                                  500,000        8.25% due 5/15/2013..................................       501,250
                                2,750,000      Owens-Illinois, Inc., 8.10% due 5/15/2007..............     2,763,750
                                  500,000      Packaging Dynamics Finance Corp., 10% due
                                                 5/01/2016(e).........................................       500,000
                                                                                                        ------------
                                                                                                           5,089,000
---------------------------------------------------------------------------------------------------------------------
PAPER--3.7%
                                               Ainsworth Lumber Co. Ltd.:
                                  850,000        7.25% due 10/01/2012.................................       697,000
                                  100,000        6.75% due 3/15/2014..................................        76,000
                                               Boise Cascade LLC:
                                  250,000        7.943% due 10/15/2012(f).............................       248,750
                                  325,000        7.125% due 10/15/2014................................       287,625
                                  600,000      Bowater, Inc., 6.50% due 6/15/2013.....................       522,000
                                  750,000      Cascades, Inc., 7.25% due 2/15/2013....................       693,750
                                1,750,000      Domtar, Inc., 7.125% due 8/15/2015.....................     1,522,500
                                  250,000      Glatfelter, 7.125% due 5/01/2016(e)....................       246,779
                                  875,000      Graphic Packaging International Corp., 8.50% due
                                                 8/15/2011............................................       872,813
                                  500,000      JSG Funding Plc, 9.625% due 10/01/2012.................       515,000
                                1,200,000      Norampac, Inc., 6.75% due 6/01/2013....................     1,080,000
                                1,525,000      Norske Skog Canada Ltd. Series D, 8.625% due
                                                 6/15/2011............................................     1,486,875
                                                                                                        ------------
                                                                                                           8,249,092
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
RETAIL--1.3%                  $   750,000      Jean Coutu Group, Inc., 7.625% due 8/01/2012...........  $    727,500
                                2,000,000      Neiman-Marcus Group, Inc., 9% due 10/15/2015(e)........     2,090,000
                                                                                                        ------------
                                                                                                           2,817,500
---------------------------------------------------------------------------------------------------------------------
SERVICE--6.7%                     500,000      ALH Finance LLC, 8.50% due 1/15/2013...................       482,500
                                  500,000      Ahern Rentals, Inc., 9.25% due 8/15/2013(e)............       505,000
                                               Allied Waste North America, Inc.:
                                  900,000        7.875% due 4/15/2013.................................       900,000
                                1,000,000        Series B, 7.375% due 4/15/2014.......................       950,000
                                  500,000        Series B, 7.25% due 3/15/2015........................       477,500
                                               Avis Budget Car Rental LLC(e):
                                  250,000        7.576% due 5/15/2014(f)..............................       249,375
                                  450,000        7.625% due 5/15/2014.................................       436,500
                                  625,000      Buhrmann US, Inc., 8.25% due 7/01/2014.................       621,875
                                  850,000      Carriage Services, Inc., 7.875% due 1/15/2015..........       828,750
                                               Corrections Corp. of America:
                                  725,000        7.50% due 5/01/2011..................................       730,437
                                  325,000        6.75% due 1/31/2014..................................       312,000
                                1,000,000      Dycom Industries, Inc., 8.125% due 10/15/2015..........     1,002,500
                                  425,000      FTI Consulting, Inc., 7.625% due 6/15/2013.............       430,312
                                2,250,000      The Geo Group, Inc., 8.25% due 7/15/2013...............     2,250,000
                                  925,000      MSW Energy Holdings II LLC, 7.375% due 9/01/2010.......       925,000
                                  425,000      Mac-Gray Corp., 7.625% due 8/15/2015...................       429,250
                                               United Rentals North America, Inc.:
                                  500,000        6.50% due 2/15/2012..................................       472,500
                                2,750,000        7% due 2/15/2014.....................................     2,512,813
                                  500,000      WCA Waste Corp., 9.25% due 6/15/2014(e)................       505,000
                                                                                                        ------------
                                                                                                          15,021,312
---------------------------------------------------------------------------------------------------------------------
STEEL--0.6%                     1,250,000      UCAR Finance, Inc., 10.25% due 2/15/2012...............     1,318,750
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.9%        1,000,000      Cincinnati Bell, Inc., 7% due 2/15/2015................       942,500
                                  474,000      Inmarsat Finance Plc, 7.625% due 6/30/2012.............       485,850
                                  575,000      Nordic Telephone Co. Holdings ApS, 8.875% due
                                                 5/01/2016(e).........................................       590,813
                                  500,000      Qwest Communications International, Inc., 7.50% due
                                                 2/15/2014............................................       487,500
                                  750,000      Qwest Corp., 8.579% due 6/15/2013(f)...................       793,125
                                  489,000      Tele Norte Leste Participacoes SA Series B, 8% due
                                                 12/18/2013...........................................       508,560
                                  500,000      Windstream Corp., 8.125% due 8/01/2013(e)..............       510,000
                                                                                                        ------------
                                                                                                           4,318,348
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.5%              800,000      OMI Corp., 7.625% due 12/01/2013.......................       798,000
                                1,500,000      Overseas Shipholding Group, 8.25% due 3/15/2013........     1,556,250
                                  925,000      Progress Rail Services Corp., 7.75% due 4/01/2012(e)...       999,000
                                                                                                        ------------
                                                                                                           3,353,250
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
UTILITY--7.4%
                                               The AES Corp.:
                              $   674,000        9.375% due 9/15/2010.................................  $    721,180
                                1,000,000        8.75% due 5/15/2013(e)...............................     1,070,000
                                1,470,485      AES Eastern Energy LP Series 1999-A, 9% due
                                                 1/02/2017............................................     1,599,153
                                  500,000      AES Gener SA, 7.50% due 3/25/2014......................       501,682
                                  400,000      Colorado Interstate Gas Co., 5.95% due 3/15/2015.......       363,511
                                2,540,000      ESI Tractebel Acquisition Corp. Series B, 7.99% due
                                                 12/30/2011...........................................     2,616,032
                                1,000,000      Edison Mission Energy, 7.50% due 6/15/2013(e)..........       980,000
                                  470,950      FPL Energy National Wind, 6.125% due 3/25/2019(e)......       456,035
                                  750,000      NRG Energy, Inc., 7.25% due 2/01/2014..................       731,250
                                1,940,000      Nevada Power Co., 9% due 8/15/2013.....................     2,099,751
                                  475,000      NorthWestern Corp., 5.875% due 11/01/2014..............       465,366
                                1,150,000      Reliant Energy, Inc., 6.75% due 12/15/2014.............     1,058,000
                                1,750,000      SEMCO Energy, Inc., 7.75% due 5/15/2013................     1,755,350
                                  325,000      Southern Natural Gas Co., 8.875% due 3/15/2010.........       343,282
                                  732,927      Tenaska Alabama Partners LP, 7% due 6/30/2021(e).......       714,322
                                1,000,000      Transcontinental Gas Pipe Line Corp. Series B, 7% due
                                                 8/15/2011............................................     1,010,000
                                                                                                        ------------
                                                                                                          16,484,914
---------------------------------------------------------------------------------------------------------------------
WIRELESS                        1,350,000      American Towers, Inc., 7.25% due 12/01/2011............     1,380,375
COMMUNICATIONS--1.5%
                                  250,000      Digicel Ltd., 9.25% due 9/01/2012(e)...................       261,250
                                               Rogers Wireless Communications, Inc.:
                                  250,000        8.454% due 12/15/2010(f).............................       257,188
                                1,500,000        6.375% due 3/01/2014.................................     1,428,750
                                                                                                        ------------
                                                                                                           3,327,563
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (COST--$206,731,045)--91.8%............................   204,291,365
---------------------------------------------------------------------------------------------------------------------
                                   SHARES
                                     HELD                           COMMON STOCKS
---------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--0.0%                6,014      New World Pasta Co.(c)(i)..............................        43,000
---------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.3%                33,870      Medis Technologies Ltd.(c).............................       686,884
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (COST--$1,678,385)--0.3%...............................       729,884
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                                                PREFERRED SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                   SHARES
INDUSTRY                             HELD                         PREFERRED STOCKS                          VALUE
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.0%               47      PTV, Inc. Series A, 10%(c).............................  $        141
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED STOCKS
                                               (COST--$3,877)--0.0%...................................           141
---------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT                         TRUST PREFERREDS
---------------------------------------------------------------------------------------------------------------------
STEEL--0.9%                   $ 1,980,000      United States Steel LLC, 2.50% due 12/31/2031..........     2,024,579
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL TRUST PREFERREDS (COST--$1,854,600)--0.9%........     2,024,579
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED SECURITIES
                                               (COST--$1,858,477)--0.9%...............................     2,024,720
---------------------------------------------------------------------------------------------------------------------
                                   SHARES
                                     HELD                            WARRANTS(G)
---------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%         22,461      NTL, Inc. (expires 1/13/2011)..........................        14,150
---------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--0.0%
                                               New World Pasta Co.(i):
                                    4,454        Series A (expires 12/07/2010)........................        12,026
                                    4,949        Series B (expires 12/07/2010)........................         9,403
                                                                                                        ------------
                                                                                                              21,429
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL WARRANTS
                                               (COST--$43,890)--0.0%..................................        35,579
---------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL
                                 INTEREST                       SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $12,928,640      Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                                 I, 4.78%(d)(h).......................................    12,928,640
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$12,928,640)--5.8%..............................    12,928,640
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$223,240,437*)--98.8%...........................   220,010,188
                                               OTHER ASSETS LESS LIABILITIES--1.2%....................     2,578,875
                                                                                                        ------------
                                               NET ASSETS--100.0%.....................................  $222,589,063
                                                                                                        ============
---------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $223,287,410
                                                              ============
Gross unrealized appreciation...............................  $  4,069,887
Gross unrealized depreciation...............................    (7,347,109)
                                                              ------------
Net unrealized depreciation.................................  $ (3,277,222)
                                                              ============

(a)  Convertible security.

(b) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(c)  Non-income producing security.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-----------------------------------------------------------------------------------------
                                                                   NET          INTEREST
AFFILIATE                                                       ACTIVITY         INCOME
-----------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(2,758,917)     $291,708
-----------------------------------------------------------------------------------------

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)   Floating rate note.

(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(h)  Represents the current yield as of 6/30/2006.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)
--------------------------------------------------------------------------------

(i) Restricted securities as to resale, representing less than 0.1% of net assets, were as follows:

-----------------------------------------------------------------------------------------------
                                                               ACQUISITION
ISSUE                                                             DATE         COST      VALUE
-----------------------------------------------------------------------------------------------
New World Pasta Co. ........................................    5/19/2006    $933,805   $43,000
New World Pasta Co. Series A (expires 12/07/2010)...........    5/19/2006      12,026    12,026
New World Pasta Co. Series B (expires 12/07/2010)...........    5/19/2006       9,403     9,403
-----------------------------------------------------------------------------------------------
TOTAL                                                                        $955,234   $64,429
                                                                             ========   =======
-----------------------------------------------------------------------------------------------

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$210,311,797).......................................                   $  207,081,548
Investments in affiliated securities, at value (identified
  cost--$12,928,640)........................................                       12,928,640
Cash........................................................                           18,249
Receivables:
  Interest..................................................  $    4,169,514
  Securities sold...........................................       1,589,730
  Dividends.................................................          18,750
  Capital shares sold.......................................           3,809        5,781,803
                                                              --------------
Prepaid expenses and other assets...........................                            2,532
                                                                               --------------
Total assets................................................                      225,812,772
                                                                               --------------
---------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Dividends to shareholders.................................       1,481,672
  Securities purchased......................................       1,473,486
  Capital shares redeemed...................................         142,062
  Investment adviser........................................          86,901
  Other affiliates..........................................           2,048        3,186,169
                                                              --------------
Accrued expenses............................................                           37,540
                                                                               --------------
Total liabilities...........................................                        3,223,709
                                                                               --------------
---------------------------------------------------------------------------------------------
NET ASSETS..................................................                   $  222,589,063
                                                                               ==============
---------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                   $    2,969,255
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                               15
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                               15
Paid-in capital in excess of par............................                      426,979,526
Undistributed investment income--net........................  $      192,979
Accumulated realized capital losses--net....................    (204,322,478)
Unrealized depreciation--net................................      (3,230,249)
                                                              --------------
Total accumulated losses--net...............................                     (207,359,748)
                                                                               --------------
NET ASSETS..................................................                   $  222,589,063
                                                                               ==============
---------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $222,586,885 and 29,692,552
  shares outstanding........................................                   $         7.50
                                                                               ==============
Class II--Based on net assets of $1,089 and 145 shares
  outstanding...............................................                   $         7.51
                                                                               ==============
Class III--Based on net assets of $1,089 and 145 shares
  outstanding...............................................                   $         7.51
                                                                               ==============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $291,708 from affiliates)...............              $ 9,294,862
Dividends...................................................                   37,500
Other.......................................................                   88,558
                                                                          -----------
Total income................................................                9,420,920
                                                                          -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................   587,645
Accounting services.........................................    39,309
Professional fees...........................................    24,006
Printing and shareholder reports............................    23,361
Custodian fees..............................................    13,570
Pricing services............................................    12,835
Directors' fees and expenses................................     7,292
Transfer agent fees.........................................     2,645
Other.......................................................     7,358
                                                              --------
Total expenses..............................................                  718,021
                                                                          -----------
Investment income--net......................................                8,702,899
                                                                          -----------
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized loss on investments--net...........................               (1,687,249)
Change in unrealized depreciation on investments--net.......                   56,008
                                                                          -----------
Total realized and unrealized loss--net.....................               (1,631,241)
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $ 7,071,658
                                                                          ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  8,702,899      $ 21,888,023
Realized loss--net..........................................    (1,687,249)      (14,078,326)
Change in unrealized appreciation/depreciation--net.........        56,008        (4,265,293)
                                                              ------------      ------------
Net increase in net assets resulting from operations........     7,071,658         3,544,404
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (8,674,044)      (24,635,277)
  Class II..................................................           (40)              (92)
  Class III.................................................           (40)              (92)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (8,674,124)      (24,635,461)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (22,293,848)      (50,788,940)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (23,896,314)      (71,879,997)
Beginning of period.........................................   246,485,377       318,365,374
                                                              ------------      ------------
End of period*..............................................  $222,589,063      $246,485,377
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    192,979      $    164,204
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                      -------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         MONTHS ENDED     --------------------------------------------
FINANCIAL STATEMENTS.                                 JUNE 30, 2006      2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $   7.55       $   8.12    $   7.86    $   6.69    $   7.53
                                                        --------       --------    --------    --------    --------
Investment income--net***...........................         .28            .61         .62         .60         .68
Realized and unrealized gain (loss)--net............        (.05)          (.50)        .25        1.20        (.80)
                                                        --------       --------    --------    --------    --------
Total from investment operations....................         .23            .11         .87        1.80        (.12)
                                                        --------       --------    --------    --------    --------
Less dividends from investment income--net..........        (.28)          (.68)       (.61)       (.63)       (.72)
                                                        --------       --------    --------    --------    --------
Net asset value, end of period......................    $   7.50       $   7.55    $   8.12    $   7.86    $   6.69
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................       3.04%+         1.51%      11.68%      28.28%      (1.39%)
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .61%*          .59%        .57%        .56%        .57%
                                                        ========       ========    ========    ========    ========
Investment income--net..............................       7.43%*         7.78%       7.77%       8.15%       9.75%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $222,587       $246,483    $318,363    $335,627    $274,534
                                                        ========       ========    ========    ========    ========
Portfolio turnover..................................      15.67%         24.29%      55.07%      78.45%      51.73%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $  7.57            $  8.13               $  7.91
                                                           -------            -------               -------
Investment income--net***.............................         .28                .62                   .16
Realized and unrealized gain (loss)--net..............        (.06)              (.49)                  .21
                                                           -------            -------               -------
Total from investment operations......................         .22                .13                   .37
                                                           -------            -------               -------
Less dividends from investment income--net............        (.28)              (.69)                 (.15)
                                                           -------            -------               -------
Net asset value, end of period........................     $  7.51            $  7.57               $  8.13
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       2.94%@             1.66%                 4.70%@
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .61%*              .59%                  .57%*
                                                           =======            =======               =======
Investment income--net................................       7.47%*             7.90%                 7.75%*
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1            $     1               $     1
                                                           =======            =======               =======
Portfolio turnover....................................      15.67%             24.29%                55.07%
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $  7.57            $  8.13               $  7.91
                                                           -------            -------               -------
Investment income--net***.............................         .28                .62                   .16
Realized and unrealized gain (loss)--net..............        (.06)              (.49)                  .21
                                                           -------            -------               -------
Total from investment operations......................         .22                .13                   .37
                                                           -------            -------               -------
Less dividends from investment income--net............        (.28)              (.69)                 (.15)
                                                           -------            -------               -------
Net asset value, end of period........................     $  7.51            $  7.57               $  8.13
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       2.94%@             1.66%                 4.70%@
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .61%*              .59%                  .57%*
                                                           =======            =======               =======
Investment income--net................................       7.47%*             7.90%                 7.75%*
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1            $     1               $     1
                                                           =======            =======               =======
Portfolio turnover....................................      15.67%             24.29%                55.07%
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury High Current Income V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Fund offers multiple classes of shares. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close

--------------------------------------------------------------------------------

of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

  Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in con-

--------------------------------------------------------------------------------

nection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Mercury Core Bond V.I. Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and .40% of such average daily net assets in excess of $750 million. For the six months ended June 30, 2006, the aggregate average daily net assets of the Fund and the Company's Mercury Core Bond V.I. Fund was approximately $722,950,000.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2006, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM.

  For the six months ended June 30, 2006, the Fund reimbursed MLIM $2,655 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2006 were $34,450,215 and $53,603,561, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $22,293,848 and $50,788,940 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2006                              Shares      Dollar Amount
--------------------------------------------------------------------
Shares sold...........................      117,574    $    894,293
Shares issued to shareholders in
 reinvestment of dividends............    1,142,881       8,697,984
                                         ----------    ------------
Total issued..........................    1,260,455       9,592,277
Shares redeemed.......................   (4,193,736)    (31,886,205)
                                         ----------    ------------
Net decrease..........................   (2,933,281)   $(22,293,928)
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2005                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................     286,843    $  2,219,265
Shares issued to shareholders in
 reinvestment of dividends...........   2,977,598      23,129,679
                                       ----------    ------------
Total issued.........................   3,264,441      25,348,944
Shares redeemed......................  (9,822,807)    (76,138,054)
                                       ----------    ------------
Net decrease.........................  (6,558,366)   $(50,789,110)
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    5        $40
                                                    --       ---
Net increase....................................    5        $40
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    11       $85
                                                    --       ---
Net increase....................................    11       $85
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    5        $40
                                                    --       ---
Net increase....................................    5        $40
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    11       $85
                                                    --       ---
Net increase....................................    11       $85
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2005, the Fund had a net capital loss carryforward of $201,246,553, of which $3,029,074 expires in 2006, $9,712,654 expires in 2007,
$23,145,308 expires in 2008, $35,064,410 expires in 2009, $63,839,053 expires in
2010, $44,871,728 expires in 2011, $8,918,857 expires in 2012 and $12,665,469 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       MERCURY INDEX 500 V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  Amid a volatile investing environment, the Fund was able to meet its objective of closely replicating the returns of the S&P 500 Index during the period.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Mercury Index 500 V.I. Fund's Class I Shares had a total return of +2.59%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +2.71%.

  As the returns indicate, the Fund met its objective of closely tracking the performance of the S&P 500 Index, a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. As the value of the S&P 500 Index fluctuated during the past six months, the Fund's performance generally tracked that of the Index.

  The Fund's six-month period comprised two very different quarters. Despite considerable volatility entering the new year, U.S. equity markets delivered their best first quarter gains in several years in the first three months of 2006. The S&P 500 Index's 4.21% quarterly advance was the highest since the fourth quarter of 2004 (+9.23%) and the best first quarter since 1999 (+4.98%).

  The impetus behind U.S. equity markets' gains in the first quarter was a robust U.S. economy, which rebounded sharply following a slowdown in the last quarter of 2005. Economic growth resiliently forged ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets. First quarter gross domestic product (GDP) grew at an annualized rate of 5.6%, more than triple the previous quarter's GDP increase of 1.7% and the best growth rate since the third quarter of 2003 (7.2%). Business investment expanded at the fastest pace in almost six years in the first quarter. Moreover, consumer spending--which accounts for more than two-thirds of U.S. economic activity--rose at a brisk 5.1% pace. In the last quarter of 2005, consumer spending crept forward at a meager .9% rate.

  A robust corporate sector, distinguished by healthy balance sheets that paved the way for improved capital spending, was a key driver of economic growth as the six-month period got underway. Corporate earnings were up approximately 16% for the first quarter. Other factors that underpinned a vigorous economy in the first half of the six-month period included higher productivity, a firming labor market characterized by rising wages and a jobless rate near a four-year low, improvements in both consumer confidence and retail sales, and a stable inflationary environment.

  A couple of unsurprising 25 basis point (.25%) hikes in the federal funds rate closed the first and third months of the first quarter. The first interest rate hike, on outgoing Chairman Alan Greenspan's last day, marked the 14th consecutive 25 basis point increase by the Federal Reserve Board (the Fed) since June 2004. The second interest rate hike followed the Fed's first meeting under new Chairman Ben Bernanke, who picked up where Alan Greenspan left off in the Fed's measured interest rate-hiking campaign.

  The second quarter was a difficult period for investors, with most U.S. equity markets posting losses. The S&P 500 Index retreated 1.44%. As was the case in the first quarter, market volatility continued, but this time leaning in a negative direction. Profit taking and concerns over the medium-term strength of the economy weighed on stock prices. Moreover, equity markets came under pressure from the intensifying headwinds of higher interest rates, rising inflationary expectations, a weakening in personal consumption and the housing market, record energy prices and ongoing unease about the excessive levels of consumer debt, all of which had been present for some time.

  As economic activity cooled in the second quarter, consensus estimates for GDP growth neared the long-run trend of 3%. Reduced personal consumption and an end of the five-year U.S. housing boom were largely responsible for the slowdown in economic growth. Residential investment is estimated to have represented as much as half of the growth in the U.S. economy since 2001. However, the corporate sector remained robust. Second-quarter corporate earnings are expected to grow about 12%, which would mark the 12th straight quarter of earnings growth of at least 10%.

  Equity markets opened the second quarter strongly and, by early May, the Dow Jones Industrial Average climbed to within 100 points of its all-time high. During April, U.S. equity

--------------------------------------------------------------------------------

markets continued to weather the maturing headwinds of high commodities prices, increasing interest rates, poorer consumption and residential investment, and escalating geopolitical tensions.

  Commodity prices strengthened in April as oil breached $75 per barrel to reach all-time highs, and gold prices surged to a 25-year peak above $650 per ounce, as investors looked toward the safe-haven and anti-inflationary factors that make bullion attractive. Also in April, the yield on the bellwether 10-year U.S. Treasury moved above the 5% mark for the first time in almost four years.

  Equity markets lost ground in May amid concerns of moderating economic growth, mostly due to weaker trends in housing and personal consumption. Consumer confidence, which had struck a four-year high in April, dipped in May to the lowest level since September of 2005. As widely expected, the Fed carried out its 16th consecutive rate hike on May 10, boosting the short-term interest rate to 5%, the highest mark in more than five years.

  Following the Fed's interest rate hike in May, equity markets embarked on a correction, fueled by the previously cited factors as well as interest rate concerns, a resurgence in inflationary fears and the likelihood of subdued corporate earnings growth for the second half of the year. Equity markets ended the month of June flat, as signs of moderating economic growth mounted amid a worsening slide in consumer sentiment and the housing market. Interest rates on 30-year home mortgages reached a four-year peak. However, the unemployment rate remained at 4.6%, the lowest level since the summer of 2001.

  At the end of the period, the Fed announced its 17th rate hike, bringing the short-term interest rate target to 5.25%. The accompanying statement by the Fed, which omitted the phrase "the committee judges that some further tightening may yet be needed," led many to believe that the current cycle of interest rate hikes may be close to an end. The Fed noted that recent indicators suggest that economic growth is moderating.

  Amid an appreciable uptick in inflation data during the second quarter, investor worries over inflation were stoked by the Fed's reference to "elevated" readings on core inflation in its June statement. Consumer prices rose in each of the period's six months. The core rate of inflation (which excludes food and energy prices) registered a fourth straight monthly increase of .3% in June, the longest such increase since January to April 1995. For the second quarter, core inflation pressed forward at an annual rate of 3.6%, exceeding the Fed's target zone of 2% or less. Yet, the structural forces that kept a lid on prices over the past several years were still intact as of period-end: globalization, competition and a technology-driven surge in productivity.

  The large cap S&P 500 Index's return lagged that of mid-cap and small-cap stocks during the six-month period. The S&P MidCap 400 Index returned +4.24% while the S&P SmallCap 600 Index returned +7.69%. Within the S&P 500, the value style of investing significantly outperformed the growth style for the period, with the S&P 500 Citigroup Value Index returning +6.52% versus the -.94% return of the S&P 500 Citigroup Growth Index.

  Turning to sector performance, eight of the 10 S&P 500 sectors posted positive returns for the semi-annual period. The top performer was telecommunication services, which was up 13.80%, followed by energy and industrials, with respective returns of +13.71% and +7.06%. Information technology and health care ended in negative territory, with respective returns of -5.86% and -3.80%.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Throughout the period, as changes were made to the composition of the S&P 500 Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  After several years of above-average growth, the prevailing data suggest that the economy and corporate earnings are heading toward moderation in 2006. Against this backdrop, the portfolio remains positioned to match the risk characteristics of its benchmark, whatever direction the market takes.

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

July 25, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 6/30/06                                        +8.33%
--------------------------------------------------------------------
Five Years Ended 6/30/06                                      +2.11
--------------------------------------------------------------------
Inception (12/13/96) through 6/30/06                          +7.27
--------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 6/30/06                                        +8.33%
--------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                           +9.43
--------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 6/30/06                                        +8.33%
--------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                           +9.43
--------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +2.59%         +8.33%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +2.66          +8.33
-----------------------------------------------------------------------------------------
Class III Shares*                                                +2.66          +8.33
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +2.71          +8.63
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2006 TO
                                                              JANUARY 1, 2006   JUNE 30, 2006     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,025.90           $2.07
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,026.60           $2.07
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,026.60           $2.07
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,022.86           $2.07
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,022.86           $2.07
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,022.86           $2.07
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.41% for Class I, .41% for Class II and .41% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .56% and .66%, the actual expenses paid would have been approximately $2.83 and $3.33, and the hypothetical expenses paid would have been approximately $2.82 and $3.33 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
S&P 500 INDEX SECTOR REPRESENTATION                           TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Financials..................................................        19.6%
Information Technology......................................        13.6
Health Care.................................................        11.2
Industrials.................................................        10.7
Consumer Discretionary......................................         9.3
Energy......................................................         9.3
Consumer Staples............................................         8.8
Utilities...................................................         3.1
Telecommunication Services..................................         3.0
Materials...................................................         2.8
Other*......................................................         8.6
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Summary Schedule of Investments as of June 30, 2006
--------------------------------------------------------------------------------

  This summary schedule of investments is presented to help investors focus on the Fund's principal holdings. It includes the Fund's 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund's net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                     SHARES                                                                PERCENT OF
INDUSTRY                               HELD                   COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                  20,728      Boeing Co. .............................  $  1,697,830        0.6%
                                     26,064      United Technologies Corp. ..............     1,652,979        0.5
                                                 Other Securities........................     3,825,658        1.2
                                                                                           ------------      -----
                                                                                              7,176,467        2.3
---------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS              28,700      United Parcel Service, Inc. Class B.....     2,362,871        0.8
                                                 Other Securities........................       871,191        0.3
                                                                                           ------------      -----
                                                                                              3,234,062        1.1
---------------------------------------------------------------------------------------------------------------------
AIRLINES                                         Other Securities........................       313,895        0.1
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                                  Other Securities........................       512,888        0.2
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                                      Other Securities........................     1,095,123        0.4
---------------------------------------------------------------------------------------------------------------------
BEVERAGES                            52,996      The Coca-Cola Co. ......................     2,279,888        0.8
                                     42,539      PepsiCo, Inc. ..........................     2,554,042        0.8
                                                 Other Securities........................     1,652,126        0.5
                                                                                           ------------      -----
                                                                                              6,486,056        2.1
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                        30,223      Amgen, Inc.(a)..........................     1,971,446        0.7
                                                 Other Securities........................     1,601,014        0.5
                                                                                           ------------      -----
                                                                                              3,572,460        1.2
---------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                                Other Securities........................       525,707        0.2
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                      11,100      Goldman Sachs Group, Inc. ..............     1,669,773        0.6
                                     23,579      Merrill Lynch & Co., Inc.(b)............     1,640,155        0.5
                                     27,763      Morgan Stanley..........................     1,754,899        0.6
                                                 Other Securities........................     4,967,468        1.6
                                                                                           ------------      -----
                                                                                             10,032,295        3.3
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                                        Other Securities                             4,438,775        1.4
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                     46,504      U.S. Bancorp............................     1,436,044        0.5
                                     42,445      Wachovia Corp. .........................     2,295,426        0.7
                                     42,803      Wells Fargo & Co. ......................     2,871,225        0.9
                                                 Other Securities........................     6,059,190        2.0
                                                                                           ------------      -----
                                                                                             12,661,885        4.1
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &                            Other Securities........................     2,355,314        0.8
SUPPLIES
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT            157,215      Cisco Systems, Inc.(a)..................     3,070,409        1.0
                                     42,668      QUALCOMM, Inc. .........................     1,709,707        0.6
                                                 Other Securities........................     3,403,722        1.1
                                                                                           ------------      -----
                                                                                              8,183,838        2.7
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS              58,376      Dell, Inc.(a)...........................     1,424,958        0.5
                                     73,343      Hewlett-Packard Co. ....................     2,323,506        0.8
                                     40,834      International Business Machines
                                                   Corp. ................................     3,136,868        1.0
                                                 Other Securities........................     3,227,920        1.0
                                                                                           ------------      -----
                                                                                             10,113,252        3.3
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING                       Other Securities........................       183,444        0.1
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS                           Other Securities........................       230,100        0.1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Summary Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                     SHARES                                                                PERCENT OF
INDUSTRY                               HELD                   COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                     31,778      American Express Co. ...................  $  1,691,225        0.6%
                                                 Other Securities........................     1,253,795        0.4
                                                                                           ------------      -----
                                                                                              2,945,020        1.0
---------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING                           Other Securities........................       602,245        0.2
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS                                     Other Securities........................       214,049        0.1
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER                             Other Securities........................       356,107        0.1
SERVICES
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL               117,269      Bank of America Corp. ..................     5,640,639        1.9
SERVICES
                                    128,851      Citigroup, Inc. ........................     6,215,772        2.0
                                     90,368      JPMorgan Chase & Co. ...................     3,795,456        1.2
                                                 Other Securities........................       637,225        0.2
                                                                                           ------------      -----
                                                                                             16,289,092        5.3
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                          99,969      AT&T, Inc.(e)...........................     2,788,135        0.9
TELECOMMUNICATION SERVICES
                                     45,725      BellSouth Corp. ........................     1,655,245        0.5
                                     76,118      Verizon Communications, Inc. ...........     2,549,192        0.8
                                                 Other Securities........................       784,437        0.3
                                                                                           ------------      -----
                                                                                              7,777,009        2.5
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES                               Other Securities........................     4,384,293        1.4
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                             Other Securities........................     1,556,370        0.5
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                           Other Securities........................       927,529        0.3
INSTRUMENTS
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES          30,790      Schlumberger Ltd. ......................     2,004,737        0.6
                                                 Other Securities........................     3,922,823        1.3
                                                                                           ------------      -----
                                                                                              5,927,560        1.9
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING             64,616      Wal-Mart Stores, Inc. ..................     3,112,553        1.0
                                                 Other Securities........................     4,073,183        1.3
                                                                                           ------------      -----
                                                                                              7,185,736        2.3
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                                    Other Securities........................     3,425,796        1.1
---------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                                    Other Securities........................        16,706        0.0
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &              30,962      Medtronic, Inc. ........................     1,452,737        0.5
SUPPLIES
                                                 Other Securities........................     3,019,482        1.0
                                                                                           ------------      -----
                                                                                              4,472,219        1.5
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &              35,358      UnitedHealth Group, Inc. ...............     1,583,331        0.5
SERVICES
                                                 Other Securities........................     6,360,637        2.1
                                                                                           ------------      -----
                                                                                              7,943,968        2.6
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY                           Other Securities........................       164,161        0.1
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &                            Other Securities........................     4,381,738        1.4
LEISURE
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                               Other Securities........................     1,993,759        0.6
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                   85,084      The Procter & Gamble Co. ...............     4,730,670        1.6
                                                 Other Securities........................     1,663,757        0.5
                                                                                           ------------      -----
                                                                                              6,394,427        2.1
---------------------------------------------------------------------------------------------------------------------
IT SERVICES                                      Other Securities........................     2,987,549        1.0
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS                      Other Securities........................     1,382,944        0.5
& ENERGY TRADERS
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES             19,446      3M Co. .................................     1,570,653        0.5
                                    268,865      General Electric Co. ...................     8,861,790        2.9
                                                 Other Securities........................     1,692,679        0.6
                                                                                           ------------      -----
                                                                                             12,125,122        4.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Summary Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                     SHARES                                                                PERCENT OF
INDUSTRY                               HELD                   COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
INSURANCE                            66,907      American International Group, Inc. .....  $  3,950,858        1.3%
                                                 Other Securities........................    10,079,584        3.3
                                                                                           ------------      -----
                                                                                             14,030,442        4.6
---------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL                        Other Securities........................       290,100        0.1
---------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES          5,130      Google, Inc. Class A(a).................     2,151,163        0.7
                                                 Other Securities........................     2,138,670        0.7
                                                                                           ------------      -----
                                                                                              4,289,833        1.4
---------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS                     Other Securities........................       458,668        0.1
---------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS &                            Other Securities........................       944,562        0.3
SERVICES
---------------------------------------------------------------------------------------------------------------------
MACHINERY                                        Other Securities........................     4,722,913        1.5
---------------------------------------------------------------------------------------------------------------------
MEDIA                                48,091      Comcast Corp. Class A(a)................     1,574,499        0.5
                                    110,948      Time Warner, Inc. ......................     1,919,400        0.6
                                     55,082      Walt Disney Co. ........................     1,652,460        0.6
                                                 Other Securities........................     4,982,691        1.6
                                                                                           ------------      -----
                                                                                             10,129,050        3.3
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                                  Other Securities........................     2,684,380        0.9
---------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES                                  Other Securities........................     4,213,690        1.4
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                                 Other Securities........................     3,411,650        1.1
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                               Other Securities........................       357,807        0.1
---------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS          57,507      Chevron Corp. ..........................     3,568,884        1.2
                                     43,224      ConocoPhillips..........................     2,832,469        0.9
                                    156,646      Exxon Mobil Corp. ......................     9,610,232        3.2
                                                 Other Securities........................     8,045,546        2.6
                                                                                           ------------      -----
                                                                                             24,057,131        7.9
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS                          Other Securities........................     1,024,010        0.3
---------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                                Other Securities........................       613,506        0.2
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                      39,720      Abbott Laboratories.....................     1,732,189        0.6
                                     29,048      Eli Lilly & Co. ........................     1,605,483        0.5
                                     76,653      Johnson & Johnson.......................     4,593,048        1.5
                                     56,079      Merck & Co., Inc. ......................     2,042,958        0.7
                                    188,660      Pfizer, Inc. ...........................     4,427,850        1.4
                                     34,351      Wyeth...................................     1,525,528        0.5
                                                 Other Securities........................     3,161,432        1.0
                                                                                           ------------      -----
                                                                                             19,088,488        6.2
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT                           Other Securities........................     2,895,570        0.9
TRUSTS (REITS)
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                                      Other Securities........................     2,456,408        0.8
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                    152,388      Intel Corp. ............................     2,887,753        0.9
SEMICONDUCTOR EQUIPMENT
                                                 Other Securities........................     5,150,671        1.7
                                                                                           ------------      -----
                                                                                              8,038,424        2.6
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                            227,286      Microsoft Corp. ........................     5,295,764        1.7
                                     97,885      Oracle Corp.(a).........................     1,418,354        0.5
                                                 Other Securities........................     2,387,564        0.8
                                                                                           ------------      -----
                                                                                              9,101,682        3.0
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                     53,759      Home Depot, Inc. .......................     1,924,035        0.6
                                                 Other Securities........................     4,151,789        1.4
                                                                                           ------------      -----
                                                                                              6,075,824        2.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Summary Schedule of Investments as of June 30, 2006 (concluded)
--------------------------------------------------------------------------------

                                     SHARES                                                                PERCENT OF
INDUSTRY                               HELD                   COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY                       Other Securities........................  $  1,107,680        0.4%
GOODS
---------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE                       Other Securities........................     4,775,468        1.6
---------------------------------------------------------------------------------------------------------------------
TOBACCO                              53,289      Altria Group, Inc. .....................     3,913,011        1.3
                                                 Other Securities........................       381,709        0.1
                                                                                           ------------      -----
                                                                                              4,294,720        1.4
---------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                              Other Securities........................       189,655        0.1
DISTRIBUTORS
---------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION           76,491      Sprint Nextel Corp. ....................     1,529,055        0.5
SERVICES
                                                 Other Securities........................       592,789        0.2
                                                                                           ------------      -----
                                                                                              2,121,844        0.7
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS
                                                 (COST--$182,648,063)....................   295,942,465       96.8
---------------------------------------------------------------------------------------------------------------------
                                 BENEFICIAL
                                   INTEREST               SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                $18,453,170      Merrill Lynch Liquidity Series, LLC Cash
                                                   Sweep Series I, 4.78%(b)(d)...........    18,453,170        6.0
                                  9,324,050      Merrill Lynch Liquidity Series, LLC
                                                   Money Market Series, 5.22%(b)(c)(d)...     9,324,050        3.1
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SHORT-TERM SECURITIES
                                                 (COST--$27,777,220).....................    27,777,220        9.1
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS
                                                 (COST--$210,425,283*)...................   323,719,685      105.9
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS...   (17,929,886)      (5.9)
                                                                                           ------------      -----
                                                 NET ASSETS..............................  $305,789,799      100.0
                                                                                           ============      =====
---------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $219,357,294
                                                               ============
Gross unrealized appreciation...............................   $115,823,899
Gross unrealized depreciation...............................    (11,461,508)
                                                               ------------
Net unrealized appreciation.................................   $104,362,391
                                                               ============

(a)  Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------------------------------------------
                                                                              DIVIDEND/
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
---------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. ..................................        (8,200)   $ 12,890
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....    $ (918,664)   $194,550
Merrill Lynch Liquidity Series, LLC Money Market Series.....    $8,963,300    $  4,616
---------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.
(d)  Represents the current yield as of 6/30/2006.
(e)  Security, or a portion of security, is on loan.
- "Other Securities" represents issues that are not identified as the 50 largest holdings of the Fund and issues not exceeding 1% of net assets.
- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
-    Financial futures contracts purchased as of June 30, 2006 were as follows:

-------------------------------------------------------------------------------------
NUMBER OF                                     EXPIRATION       FACE       UNREALIZED
CONTRACTS               ISSUE                    DATE         VALUE      APPRECIATION
-------------------------------------------------------------------------------------
   31      S&P 500 Financial Futures Index  September 2006  $9,679,698     $235,651
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $9,023,169) (identified
  cost--$181,914,032).......................................                  $294,302,310
Investments in affiliated securities, at value (identified
  cost--$28,511,251)........................................                    29,417,375
Cash on deposit for financial futures contracts.............                       976,500
Receivables:
  Dividends.................................................  $    352,990
  Capital shares sold.......................................       137,553
  Securities lending........................................         1,283         491,826
                                                              ------------
Prepaid expenses............................................                         3,350
                                                                              ------------
Total assets................................................                   325,191,361
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     9,324,050
Bank overdraft..............................................                        52,693
Payables:
  Capital shares redeemed...................................     9,842,897
  Investment adviser........................................        72,311
  Variation margin..........................................        47,384
  Other affiliates..........................................         5,091       9,967,683
                                                              ------------
Accrued expenses............................................                        57,136
                                                                              ------------
Total liabilities...........................................                    19,401,562
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $305,789,799
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  1,885,461
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                             7
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                             7
Paid-in capital in excess of par............................                   223,549,891
Undistributed investment income--net........................  $  2,542,176
Accumulated realized capital losses--net....................   (35,717,796)
Unrealized appreciation--net................................   113,530,053
                                                              ------------
Total accumulated earnings--net.............................                    80,354,433
                                                                              ------------
NET ASSETS..................................................                  $305,789,799
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $305,787,458 and 18,854,612
  shares outstanding........................................                  $      16.22
                                                                              ============
Class II--Based on net assets of $1,170.73 and 72.2 shares
  outstanding...............................................                  $      16.22
                                                                              ============
Class III--Based on net assets of $1,170.73 and 72.2 shares
  outstanding...............................................                  $      16.22
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (includes $12,890 from affiliates)................                  $  3,024,443
Interest from affiliates....................................                       194,550
Securities lending--net.....................................                         4,616
                                                                              ------------
Total income................................................                     3,223,609
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    499,690
Accounting services.........................................        72,188
Custodian fees..............................................        26,171
Professional fees...........................................        20,428
Printing and shareholder reports............................        17,556
Transfer agent fees--Class I................................        13,594
Directors' fees and expenses................................         9,178
Pricing services............................................           509
Other.......................................................        22,119
                                                              ------------
Total expenses..............................................                       681,433
                                                                              ------------
Investment income--net......................................                     2,542,176
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments (including $225,275 from affiliates)--net.....    16,756,484
  Futures contracts--net....................................       169,076      16,925,560
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (10,911,386)
  Futures contracts--net....................................       467,720     (10,443,666)
                                                              ------------    ------------
Total realized and unrealized gain--net.....................                     6,481,894
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $  9,024,070
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  2,542,176      $  5,844,862
Realized gain--net..........................................    16,925,560         4,608,259
Change in unrealized appreciation/depreciation--net.........   (10,443,666)        6,327,330
                                                              ------------      ------------
Net increase in net assets resulting from operations........     9,024,070        16,780,451
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................        (1,591)       (5,833,034)
  Class II..................................................            --               (16)
  Class III.................................................            --               (16)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................        (1,591)       (5,833,066)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (45,089,475)      (67,650,659)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (36,066,996)      (56,703,274)
Beginning of period.........................................   341,856,795       398,560,069
                                                              ------------      ------------
End of period*..............................................  $305,789,799      $341,856,795
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  2,542,176      $      1,591
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                        ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN        FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL      MONTHS ENDED    --------------------------------------------
STATEMENTS.                                             JUNE 30, 2006     2005        2004        2003        2002
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  15.81      $  15.35    $  14.12    $  11.15    $  14.58
                                                          --------      --------    --------    --------    --------
Investment income--net***.............................         .12           .24         .23         .18         .15
Realized and unrealized gain (loss)--net..............         .29           .45        1.25        2.96       (3.41)
                                                          --------      --------    --------    --------    --------
Total from investment operations......................         .41           .69        1.48        3.14       (3.26)
                                                          --------      --------    --------    --------    --------
Less dividends from investment income--net............          --+         (.23)       (.25)       (.17)       (.17)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period........................    $  16.22      $  15.81    $  15.35    $  14.12    $  11.15
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       2.59%@        4.49%      10.51%      28.14%     (22.40%)
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .41%*         .39%        .39%        .38%        .40%
                                                          ========      ========    ========    ========    ========
Investment income--net................................       1.53%*        1.52%       1.59%       1.41%       1.20%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $305,787      $341,855    $398,558    $448,704    $319,740
                                                          ========      ========    ========    ========    ========
Portfolio turnover....................................       2.41%        10.02%       3.39%       2.30%       7.79%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+ Amount is less than ($.01) per share.

@ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                         ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN         FOR THE SIX         FOR THE            FOR THE PERIOD
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL       MONTHS ENDED       YEAR ENDED        SEPTEMBER 30, 2004+
STATEMENTS.                                              JUNE 30, 2006   DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $15.80            $ 15.34                $14.29
                                                            ------            -------                ------
Investment income--net***..............................        .13                .24                   .10
Realized and unrealized gain--net......................        .29                .45                  1.20
                                                            ------            -------                ------
Total from investment operations.......................        .42                .69                  1.30
                                                            ------            -------                ------
Less dividends from investment income--net.............         --++             (.23)                 (.25)
                                                            ------            -------                ------
Net asset value, end of period.........................     $16.22            $ 15.80                $15.34
                                                            ======            =======                ======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      2.66%@             4.50%                 9.12%@
                                                            ======            =======                ======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................       .41%*              .39%                  .39%*
                                                            ======            =======                ======
Investment income--net.................................      1.58%*             1.53%                 2.60%*
                                                            ======            =======                ======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............     $    1            $     1                $    1
                                                            ======            =======                ======
Portfolio turnover.....................................      2.41%             10.02%                 3.39%
                                                            ======            =======                ======
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                 CLASS III
                                                         ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN         FOR THE SIX         FOR THE            FOR THE PERIOD
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL       MONTHS ENDED       YEAR ENDED        SEPTEMBER 30, 2004+
STATEMENTS.                                              JUNE 30, 2006   DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $15.80            $ 15.34                $14.29
                                                            ------            -------                ------
Investment income--net***..............................        .13                .24                   .10
Realized and unrealized gain--net......................        .29                .45                  1.20
                                                            ------            -------                ------
Total from investment operations.......................        .42                .69                  1.30
                                                            ------            -------                ------
Less dividends from investment income--net.............         --++             (.23)                 (.25)
                                                            ------            -------                ------
Net asset value, end of period.........................     $16.22            $ 15.80                $15.34
                                                            ======            =======                ======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      2.66%@             4.50%                 9.12%@
                                                            ======            =======                ======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................       .41%*              .39%                  .39%*
                                                            ======            =======                ======
Investment income--net.................................      1.58%*             1.53%                 2.60%*
                                                            ======            =======                ======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............     $    1            $     1                $    1
                                                            ======            =======                ======
Portfolio turnover.....................................      2.41%             10.02%                 3.39%
                                                            ======            =======                ======
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Index 500 V.I. Fund(the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close

--------------------------------------------------------------------------------

of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund

--------------------------------------------------------------------------------

typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the six months ended June 30, 2006, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended June 30, 2006, MLIM, LLC received $2,008 in securities lending agent fees.

  In addition, MLPF&S received $428 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2006.

  In addition, for the six months ended June 30, 2006, the Fund reimbursed MLIM $4,107 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $7,965,215 and $105,981,925, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $45,089,475 and $67,650,659 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2006                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      748,061    $ 12,296,216
Shares issued to shareholders in
 reinvestment of dividends............           96           1,591
                                         ----------    ------------
Total issued..........................      748,157      12,297,807
Shares redeemed.......................   (3,523,035)    (57,387,282)
                                         ----------    ------------
Net decrease..........................   (2,774,878)   $(45,089,475)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2005                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................   5,238,578    $  81,534,758
Shares issued to shareholders in
 reinvestment of dividends..........     369,179        5,833,034
                                      ----------    -------------
Total issued........................   5,607,757       87,367,792
Shares redeemed.....................  (9,950,721)    (155,018,483)
                                      ----------    -------------
Net decrease........................  (4,342,964)   $ (67,650,691)
                                      ==========    =============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends......................    --*       --**
                                                    --        --
Net increase....................................    --*       --**
                                                    ==        ==
------------------------------------------------------------------

*  Amount is less than 1 share.
** Amount is less than 1 dollar.

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends......................    1        $16
                                                    --       ---
Net increase....................................    1        $16
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends......................   --*      --**
                                                    --        --
Net increase....................................   --*      --**
                                                    ==        ==
------------------------------------------------------------------

*  Amount is less than 1 share.
** Amount is less than 1 dollar.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends......................    1        $16
                                                    --       ---
Net increase....................................    1        $16
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2005, the Fund had a net capital loss carryforward of $43,943,414, of which $12,176,867 expires in 2009, $27,649,566 expires in 2010,
$1,879,475 expires in 2011 and $2,237,506 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       MERCURY INTERNATIONAL VALUE V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  Despite challenging market conditions, the Fund outperformed its benchmark and its comparable Lipper category average for the six-month period, benefiting from strong stock selection across a range of sectors.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Mercury International Value V.I. Fund's Class I Shares had a total return of +13.88%. For the same period, the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returned +10.16%, while the Lipper International Value Funds (Variable Products) category posted an average return of +9.10%. (Funds in this Lipper category invest at least 75% of their equity assets in companies strictly outside the United States. Value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio and three-year sales per share growth value compared to the S&P Citigroup World ex-U.S. Broad Market Index.)

  Most international equity markets continued on an upward trend in early 2006, benefiting from strong global economic growth and domestic restructuring. However, during May and the first half of June, the markets fell sharply amid fears of rising inflation and global interest rates. Sharp increases in volatility and in investors' risk aversion resulted in a move away from cyclical stocks, a sell-off in emerging markets, including Asia and Japan, and a sharp reversal in the returns of stocks that had experienced strong appreciation year-to-date. The markets rallied in the last several weeks of June, regaining approximately half of the losses accrued since the start of the mid-May correction. Despite the recent market volatility, the MSCI EAFE Index delivered double-digit returns during the period, reflecting the underlying attractiveness of European and Asian companies in terms of valuations, earnings growth and profitability.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  Effective stock selection across a range of sectors and countries accounted for the majority of the Fund's outperformance compared to the benchmark for the period. Sector allocation was slightly negative, as Fund performance was hindered by an underweight position in the strongly performing materials sector and an underweight exposure to the telecommunication services sector, which performed well in the latter half of the period. In terms of country allocation, Fund performance benefited from both good stock selection and an underweight position in Japan and an overweight position in Germany.

  The stocks that contributed most to Fund performance were found in the transportation, energy, steel and banking sectors. The portfolio's positions in steel manufacturers Thyssenkrupp AG and POSCO enhanced performance, as these companies have benefited from robust global demand, especially in the more profitable high-grade steel. In addition, the proposed merger of Arcelor SA and Mittal Steel Co. NV, which was announced during the period, has been viewed as a positive for the sector and, in our view, should enable increased pricing power and the prospect of further consolidation.

  The Fund also continued to see steady returns from a number of holdings that benefit from high energy prices. These include Norwegian oil producer Statoil ASA, which is heavily leveraged to the oil price, and electric power generators such as Fortum Oyj (Finland), which has been a direct beneficiary of the increase in wholesale electricity prices in much of Europe. The banking sector remained one of the key positive contributors to Fund performance, with French retail banks BNP Paribas and Credit Agricole SA, and Italian bank Capitalia SpA., all posting solid returns. A combination of low interest rates, good volume growth and positive underlying economic conditions has facilitated strong earnings growth in the banking sector. The Fund's holding in British transportation operator BAA Plc rose sharply following the company's takeover by Grupo Ferrovial SA, a Spanish engineering and construction firm. Other holdings that enhanced Fund performance included Vinci, a French construction and concessions business; Canon Inc., a Japanese camera manufacturer; AGFA Gevaert NV, an imaging and information technology systems company; and two United Kingdom insurers, Aviva Plc and Prudential Plc.

  Conversely, our position in Takefuji Corp., a Japanese consumer finance company, detracted from performance. Takefuji's share price fell amid concerns that the maximum interest rate that the company could charge to customers would fall, causing it to have to refund money to investors. The Fund's position in Belgacom SA,

--------------------------------------------------------------------------------

a Belgian telecommunication services provider, had a negative effect as the company suffered from pricing pressure and competition, especially in its mobile telecommunications division. Within the banking sector, our holdings in Svenska Handelsbanken AB (Sweden) and Sumitomo Mitsui Financial Group Inc. (Japan) also hindered Fund performance.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Our main transactions during the period resulted from "bottom-up" stock picking, based on our evaluation of companies' individual share price appreciation prospects. As such, the portfolio's holdings in materials, energy and capital goods increased. Within the materials sector, we increased the Fund's exposure to the steel industry through the purchase of Sumitomo Metal Industries Ltd., POSCO and Thyssenkrupp AG, and purchased shares of two German chemicals companies, Bayer AG and BASF AG. We also added to selected names within the capital goods sector, including Hochtief AG (Germany), Keppel Corp. Ltd. (Singapore) and Sojitz Corp. (Japan).

  We adopted a more defensive stance in the financials sector by reducing the portfolio's exposure to stocks of companies leveraged to financial markets and adding to larger cap commercial banks operating in economies with strong underlying fundamentals, such as Ireland, France, Japan and the United Kingdom. We partially funded these purchases by reducing the Fund's exposure to transportation through the sale of BAA Plc and taking profits in several electric power utility stocks following their strong performance. We also reduced the portfolio's weighting in food and staples retailing through the liquidation of our holdings in Boots Group Plc (United Kingdom) and Ahold NV (Netherlands).

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At the end of the period, the Fund was overweight relative to the benchmark MSCI EAFE Index in financials (banks, diversified financials and insurance), automobile manufacturers and energy, and was underweight in pharmaceuticals, food, beverage and tobacco, and media stocks. In terms of regional and country allocation, the Fund was overweight in Germany, where we are increasingly optimistic on the prospects for restructuring and reform at the company level. A number of German companies in the portfolio are undergoing significant restructuring with drastic cost cutting and the disposal of non-core assets. These include Siemens AG, RWE AG, BASF AG and Thyssenkrupp AG. Other overweight country positions include Italy and France, predominately through banks and energy companies. Within the Asian segment of the portfolio, there were overweight positions in Singapore and Taiwan, and we maintain significant exposure to Japan based on our positive outlook for that country's economic recovery.

  Business confidence in Europe continues to rise, with economic developments generally surprising on the upside. European companies are in healthier financial positions than they have been for many years, resulting in an increased level of merger-and-acquisition activity across a range of sectors. The Japanese economy has delivered a series of positive surprises to the market, with capital spending, corporate profitability and employment providing evidence of a sustained domestic recovery. Although the March 2006 earnings season was excellent, companies were conservative in their earnings estimates, which could lead to upgrades through the remainder of the year. Even if the Bank of Japan's extraordinarily easy money policy comes to an end, we believe that monetary policy is likely to remain benign.

  Therefore, we remain positive on the prospects for European and Asian equities and believe that the combination of low financing rates, strong earnings growth, attractive valuations and corporate restructuring should enable markets to continue their upward trend. We intend to maintain our strategy of investing in stocks that we believe have low valuations.

James A. Macmillan
Vice President and Senior Portfolio Manager

Rob Weatherston
Vice President and Portfolio Manager

July 11, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +28.24%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         +12.66
--------------------------------------------------------------------------
Inception (6/10/98) through 6/30/06                              + 9.29
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +28.29%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +25.44
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +28.29%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +25.44
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +13.88%        +28.24%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +13.87         +28.29
-----------------------------------------------------------------------------------------
Class III Shares*                                                +13.87         +28.29
-----------------------------------------------------------------------------------------
MSCI EAFE Index**                                                +10.16         +26.56
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower. In addition, the Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

** This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2006 TO
                                                              JANUARY 1, 2006   JUNE 30, 2006     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,138.80           $4.64
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,138.70           $4.64
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,138.70           $4.64
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.56           $4.38
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.56           $4.38
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,020.56           $4.38
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.87% for Class I, .87% for Class II and .87% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 1.02% and 1.12%, the actual expenses paid would have been approximately $5.44 and $5.97, and the hypothetical expenses paid would have been approximately $5.14 and $5.64 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
GEOGRAPHIC ALLOCATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Japan.......................................................        21.1%
United Kingdom..............................................        17.9
France......................................................        11.7
Germany.....................................................        10.6
Italy.......................................................         8.7
Australia...................................................         3.8
Sweden......................................................         3.5
Switzerland.................................................         3.1
Singapore...................................................         2.3
Netherlands.................................................         2.1
Ireland.....................................................         1.8
Finland.....................................................         1.7
Spain.......................................................         1.7
Norway......................................................         1.4
United States...............................................         1.1
South Korea.................................................         1.0
Belgium.....................................................         0.9
Other*......................................................         5.6
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      SHARES
COUNTRY            INDUSTRY                             HELD              COMMON STOCKS                VALUE
----------------------------------------------------------------------------------------------------------------
AUSTRALIA--4.0%    COMMERCIAL BANKS--0.9%            174,000    Australia & New Zealand Banking
                                                                  Group Ltd.......................  $  3,437,366
                   ---------------------------------------------------------------------------------------------
                   FOOD & STAPLES                    656,141    AWB Ltd...........................     2,110,781
                   RETAILING--0.6%
                   ---------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.4%             1,034,203    Goodman Fielder Ltd.(a)...........     1,644,287
                   ---------------------------------------------------------------------------------------------
                   METALS & MINING--0.5%             375,000    Iluka Resources Ltd...............     1,824,865
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE             945,210    Australian Worldwide Exploration
                   FUELS--0.6%                                    Ltd.(a).........................     2,401,666
                   ---------------------------------------------------------------------------------------------
                   REAL ESTATE--1.0%               1,516,500    Multiplex Group...................     3,684,244
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN AUSTRALIA..    15,103,209
----------------------------------------------------------------------------------------------------------------
BELGIUM--0.9%      LEISURE EQUIPMENT &               144,537    AGFA-Gevaert NV...................     3,500,365
                   PRODUCTS--0.9%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN BELGIUM....     3,500,365
----------------------------------------------------------------------------------------------------------------
FINLAND--1.8%      ELECTRIC UTILITIES--1.8%          268,215    Fortum Oyj........................     6,859,105
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN FINLAND....     6,859,105
----------------------------------------------------------------------------------------------------------------
FRANCE--12.3%      AUTOMOBILES--2.9%                  74,932    Peugeot SA........................     4,661,273
                                                      57,099    Renault SA........................     6,132,847
                                                                                                    ------------
                                                                                                      10,794,120
                   ---------------------------------------------------------------------------------------------
                   CHEMICALS--0.0%                     3,714    Arkema(a).........................       144,890
                   ---------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--3.9%             81,374    BNP Paribas.......................     7,788,106
                                                     174,872    Credit Agricole SA................     6,652,144
                                                                                                    ------------
                                                                                                      14,440,250
                   ---------------------------------------------------------------------------------------------
                   CONSTRUCTION &                     56,255    Vinci SA..........................     5,794,034
                   ENGINEERING--1.5%
                   ---------------------------------------------------------------------------------------------
                   FOOD & STAPLES                     90,079    Carrefour SA......................     5,279,862
                   RETAILING--1.4%
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE             148,560    Total SA..........................     9,773,309
                   FUELS--2.6%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN FRANCE.....    46,226,465
----------------------------------------------------------------------------------------------------------------
GERMANY--11.1%     AIR FREIGHT &                     159,308    Deutsche Post AG..................     4,269,561
                   LOGISTICS--1.1%
                   ---------------------------------------------------------------------------------------------
                   CHEMICALS--2.5%                    62,470    BASF AG...........................     5,014,726
                                                      90,858    Bayer AG..........................     4,175,376
                                                                                                    ------------
                                                                                                       9,190,102
                   ---------------------------------------------------------------------------------------------
                   CONSTRUCTION &                     74,832    Hochtief AG.......................     4,161,320
                   ENGINEERING--1.1%
                   ---------------------------------------------------------------------------------------------
                   INDUSTRIAL                         89,892    Siemens AG........................     7,819,444
                   CONGLOMERATES--2.1%
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--0.9%                    21,823    Allianz AG Registered Shares......     3,446,721
                   ---------------------------------------------------------------------------------------------
                   METALS & MINING--1.9%             206,867    ThyssenKrupp AG...................     7,080,990
                   ---------------------------------------------------------------------------------------------
                   MULTI-UTILITIES--1.5%              67,346    RWE AG............................     5,601,618
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN GERMANY....    41,569,756
----------------------------------------------------------------------------------------------------------------
IRELAND--1.9%      COMMERCIAL BANKS--1.9%            294,458    Allied Irish Banks Plc............     7,059,582
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN IRELAND....     7,059,582
----------------------------------------------------------------------------------------------------------------
ITALY--9.1%        COMMERCIAL BANKS--3.2%            507,621    Capitalia SpA.....................     4,165,105
                                                   1,000,324    UniCredito Italiano SpA...........     7,831,759
                                                                                                    ------------
                                                                                                      11,996,864
                   ---------------------------------------------------------------------------------------------
                   DIVERSIFIED                     2,175,580    Telecom Italia SpA (RNC)..........     5,619,282
                   TELECOMMUNICATION
                   SERVICES--1.5%
                   ---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      SHARES
COUNTRY            INDUSTRY                             HELD              COMMON STOCKS                VALUE
----------------------------------------------------------------------------------------------------------------
ITALY
(CONCLUDED)
                   ELECTRIC UTILITIES--1.4%          617,787    Enel SpA(g).......................  $  5,324,974
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE             383,601    ENI SpA(g)........................    11,286,277
                   FUELS--3.0%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN ITALY......    34,227,397
----------------------------------------------------------------------------------------------------------------
JAPAN--22.2%       AUTOMOBILES--3.9%                 115,000    Honda Motor Co., Ltd. ............     3,651,752
                                                     434,000    Nissan Motor Co., Ltd. ...........     4,745,659
                                                     120,000    Toyota Motor Corp. ...............     6,287,889
                                                                                                    ------------
                                                                                                      14,685,300
                   ---------------------------------------------------------------------------------------------
                   BEVERAGES--2.0%                   539,000    Asahi Breweries Ltd. .............     7,577,072
                   ---------------------------------------------------------------------------------------------
                   CAPITAL MARKETS--1.4%             404,000    Mitsubishi UFJ Securities Co. ....     5,216,323
                   ---------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--3.7%                450    Mitsubishi UFJ Financial Group,
                                                                  Inc.............................     6,298,386
                                                         720    Sumitomo Mitsui Financial Group,
                                                                  Inc.............................     7,621,047
                                                                                                    ------------
                                                                                                      13,919,433
                   ---------------------------------------------------------------------------------------------
                   CONSUMER FINANCE--1.0%             63,300    Takefuji Corp. ...................     3,776,460
                   ---------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES--1.2%          339,000    Sekisui House Ltd. ...............     4,658,785
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--1.7%                   445,000    Sompo Japan Insurance, Inc. ......     6,228,404
                   ---------------------------------------------------------------------------------------------
                   LEISURE EQUIPMENT &               154,200    Namco Bandai Holdings, Inc. ......     2,345,745
                   PRODUCTS--1.4%
                                                     150,000    Yamaha Corp.......................     2,821,152
                                                                                                    ------------
                                                                                                       5,166,897
                   ---------------------------------------------------------------------------------------------
                   METALS & MINING--0.9%             802,000    Sumitomo Metal Industries Ltd. ...     3,311,411
                   ---------------------------------------------------------------------------------------------
                   OFFICE ELECTRONICS--1.1%           81,600    Canon, Inc. ......................     4,004,514
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE             452,000    Nippon Mining Holdings, Inc. .....     3,807,689
                   FUELS--1.0%
                   ---------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--1.3%              76,000    Takeda Pharmaceutical Co., Ltd....     4,733,587
                   ---------------------------------------------------------------------------------------------
                   TRADING COMPANIES &               738,000    Sojitz Corp.(a)...................     2,918,042
                   DISTRIBUTORS--0.8%
                   ---------------------------------------------------------------------------------------------
                   WIRELESS TELECOMMUNICATION            519    KDDI Corp.(g).....................     3,191,681
                   SERVICES--0.8%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN JAPAN......    83,195,598
----------------------------------------------------------------------------------------------------------------
NETHERLANDS--2.2%  DIVERSIFIED FINANCIAL             207,799    ING Groep NV CVA..................     8,165,079
                   SERVICES--2.2%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN THE
                                                                NETHERLANDS.......................     8,165,079
----------------------------------------------------------------------------------------------------------------
NORWAY--1.4%       OIL, GAS & CONSUMABLE             187,462    Statoil ASA.......................     5,317,238
                   FUELS--1.4%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN NORWAY.....     5,317,238
----------------------------------------------------------------------------------------------------------------
SINGAPORE--2.4%    COMMERCIAL BANKS--1.2%            375,000    DBS Group Holdings Ltd. ..........     4,292,219
                   ---------------------------------------------------------------------------------------------
                   INDUSTRIAL                        491,000    Keppel Corp. Ltd. ................     4,564,265
                   CONGLOMERATES--1.2%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN SINGAPORE..     8,856,484
----------------------------------------------------------------------------------------------------------------
SOUTH KOREA--1.1%  METALS & MINING--1.1%              15,319    POSCO.............................     4,109,503
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN SOUTH
                                                                KOREA.............................     4,109,503
----------------------------------------------------------------------------------------------------------------
SPAIN--1.8%        COMMERCIAL BANKS--1.8%            325,151    Banco Bilbao Vizcaya Argentaria
                                                                  SA..............................     6,685,371
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN SPAIN......     6,685,371
----------------------------------------------------------------------------------------------------------------
SWEDEN--3.7%       COMMERCIAL BANKS--1.2%            179,822    Svenska Handelsbanken Class A.....     4,630,695
                   ---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      SHARES
COUNTRY            INDUSTRY                             HELD              COMMON STOCKS                VALUE
----------------------------------------------------------------------------------------------------------------
SWEDEN
(CONCLUDED)
                   DIVERSIFIED FINANCIAL             314,924    Investor AB(g)....................  $  5,770,841
                   SERVICES--1.6%
                   ---------------------------------------------------------------------------------------------
                   DIVERSIFIED                       608,337    TeliaSonera AB....................     3,454,034
                   TELECOMMUNICATION
                   SERVICES--0.9%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN SWEDEN.....    13,855,570
----------------------------------------------------------------------------------------------------------------
SWITZERLAND--3.3%  CAPITAL MARKETS--2.0%             134,732    Credit Suisse Group...............     7,522,995
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--1.3%                    67,043    Swiss Reinsurance Registered
                                                                  Shares..........................     4,676,591
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN
                                                                SWITZERLAND.......................    12,199,586
----------------------------------------------------------------------------------------------------------------
UNITED             AEROSPACE & DEFENSE--0.6%         357,441    BAE Systems Plc...................     2,444,445
KINGDOM--18.7%

                   ---------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--6.7%            465,316    Barclays Plc......................     5,288,562
                                                     504,501    HBOS Plc..........................     8,771,172
                                                     624,914    HSBC Holdings Plc.................    10,997,571
                                                                                                    ------------
                                                                                                      25,057,305
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--3.5%                   534,201    Aviva Plc.........................     7,563,410
                                                     490,053    Prudential Plc....................     5,537,988
                                                                                                    ------------
                                                                                                      13,101,398
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE             606,025    BP Plc............................     7,067,135
                   FUELS--4.6%
                                                     289,008    Royal Dutch Shell Plc Class B.....    10,108,090
                                                                                                    ------------
                                                                                                      17,175,225
                   ---------------------------------------------------------------------------------------------
                   SPECIALTY RETAIL--0.9%            621,334    Kesa Electricals Plc..............     3,321,167
                   ---------------------------------------------------------------------------------------------
                   WIRELESS TELECOMMUNICATION      4,316,185    Vodafone Group Plc................     9,200,442
                   SERVICES--2.4%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN THE UNITED
                                                                KINGDOM...........................    70,299,982
----------------------------------------------------------------------------------------------------------------
UNITED             CAPITAL MARKETS--1.2%             199,344    KKR Private Equity Investors
STATES--1.2%                                                      LP(a)(h)........................     4,365,634
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN THE
                                                                UNITED STATES.....................     4,365,634
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS
                                                                (COST--$286,900,252)--99.1%.......   371,595,924
----------------------------------------------------------------------------------------------------------------
                                                                WARRANTS(B)
----------------------------------------------------------------------------------------------------------------
UNITED             CAPITAL MARKETS--0.0%           1,038,341    Deutsche Bank AG
KINGDOM--0.0%                                                     (expires 9/15/2006).............       240,059
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL WARRANTS
                                                                (COST--$627,747)--0.0%............       240,059
----------------------------------------------------------------------------------------------------------------
                                                  BENEFICIAL
                                                    INTEREST            OTHER INTERESTS(C)
----------------------------------------------------------------------------------------------------------------
UNITED             ELECTRIC UTILITIES--0.0%      $    54,000    British Energy Plc Deferred
KINGDOM--0.0%                                                     Shares..........................             0

                   ---------------------------------------------------------------------------------------------
                                                                TOTAL OTHER INTERESTS
                                                                (COST--$0)--0.0%..................             0
----------------------------------------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT          SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------
                   TIME DEPOSITS--0.2%           $   559,644    Brown Brothers Harriman & Co.,
                                                                  4.50% due 7/03/2006.............       559,644
                   ---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                  BENEFICIAL
                                                    INTEREST          SHORT-TERM SECURITIES            VALUE
----------------------------------------------------------------------------------------------------------------
                                                 $ 7,118,222    Merrill Lynch Liquidity Series,
                                                                  LLC Cash Sweep Series I,
                                                                  4.78%(d)(e).....................  $  7,118,222
                                                  14,322,500    Merrill Lynch Liquidity Series,
                                                                  LLC Money Market Series,
                                                                  5.22%(d)(e)(f)..................    14,322,500
----------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES
                                                                (COST--$22,000,366)--5.9%.........    22,000,366
----------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS
                                                                (COST--$309,528,365*)--105.0%.....   393,836,349
                                                                LIABILITIES IN EXCESS OF OTHER
                                                                ASSETS--(5.0%)....................   (18,793,825)
                                                                                                    ------------
                                                                NET ASSETS--100.0%................  $375,042,524
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $313,794,424
                                                               ============
Gross unrealized appreciation...............................   $ 83,908,980
Gross unrealized depreciation...............................     (3,867,055)
                                                               ------------
Net unrealized appreciation.................................   $ 80,041,925
                                                               ============

(a) Non-income producing security.

(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------------------------
                                                                   NET       INTEREST
AFFILIATE                                                       ACTIVITY      INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $ 2,862,349   $ 45,241
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $14,322,500   $193,628
-------------------------------------------------------------------------------------

(e)  Represents the current yield as of 6/30/2006.

(f)  Security was purchased with the cash proceeds from securities loans.

(g) Security, or a portion of security, is on loan.

(h) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

- Forward foreign exchange contracts purchased as of June 30, 2006 were as follows:

---------------------------------------------------------------------------------------
                                                              SETTLEMENT    UNREALIZED
FOREIGN CURRENCY PURCHASED                                       DATE      APPRECIATION
---------------------------------------------------------------------------------------
EUR       7,408                                               July 2006      $   194
JPY 329,886,000                                               July 2006       45,879
SEK   6,019,582                                               July 2006       18,005
---------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
(USD COMMITMENT--$3,669,288)                                                 $64,078
                                                                             =======
---------------------------------------------------------------------------------------

-   Currency Abbreviations:
EUR  Euro
JPY   Japanese Yen
SEK   Swedish Krona
USD  U.S. Dollar
See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $14,006,552) (identified
  cost--$288,087,643).......................................                 $372,395,627
Investments in affiliated securities, at value (identified
  cost--$21,440,722)........................................                   21,440,722
Unrealized appreciation on forward foreign exchange
  contracts.................................................                       64,078
Cash........................................................                          133
Receivables:
  Dividends.................................................  $ 2,454,788
  Investment Adviser........................................      617,967
  Securities lending........................................       48,841
  Capital shares sold.......................................       33,091
  Interest..................................................          147       3,154,834
                                                              -----------
Prepaid expenses and other assets...........................                      134,470
                                                                             ------------
Total assets................................................                  397,189,864
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   14,322,500
Bank overdraft on foreign cash (cost--$130,269).............                      180,417
Payables:
  Securities purchased......................................    6,766,726
  Capital shares redeemed...................................      588,336
  Investment adviser........................................      209,306
  Other affiliates..........................................        4,637       7,569,005
                                                              -----------
Accrued expenses............................................                       75,418
                                                                             ------------
Total liabilities...........................................                   22,147,340
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $375,042,524
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  2,220,922
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            9
Paid-in capital in excess of par............................                  258,010,209
Undistributed investment income--net........................  $ 4,732,486
Undistributed realized capital gains--net...................   25,795,832
Unrealized appreciation--net................................   84,283,057
                                                              -----------
Total accumulated earnings--net.............................                  114,811,375
                                                                             ------------
NET ASSETS..................................................                 $375,042,524
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $375,039,552 and 22,209,219
  shares outstanding........................................                 $      16.89
                                                                             ============
Class II--Based on net assets of $1,486 and 87.88 shares
  outstanding...............................................                 $      16.91
                                                                             ============
Class III--Based on net assets of $1,486 and 87.88 shares
  outstanding...............................................                 $      16.91
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $833,732 foreign withholding tax).........                 $ 8,499,641
Securities lending--net.....................................                     193,628
Interest (including $45,241 from affiliates)................                      45,972
                                                                             -----------
Total income................................................                   8,739,241
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,429,805
Custodian fees..............................................       92,403
Accounting services.........................................       65,912
Printing and shareholder reports............................       29,363
Professional fees...........................................       19,973
Directors' fees and expenses................................       10,567
Pricing fees................................................        3,680
Transfer agent fees--Class I................................        2,398
Other.......................................................       11,454
                                                              -----------
Total expenses..............................................                   1,665,555
                                                                             -----------
Investment income--net......................................                   7,073,686
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments--net..........................................   31,539,485
  Foreign currency transactions--net........................      155,964     31,695,449
                                                              -----------
Increase from payment by affiliate in order to resolve a
  regulatory issue relating to an investment................                     617,967
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    9,507,926
  Foreign currency transactions--net........................      (15,514)     9,492,412
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  41,805,828
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $48,879,514
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  7,073,686      $  8,299,846
Realized gain--net..........................................    32,313,416        52,749,601
Change in unrealized appreciation/depreciation--net.........     9,492,412       (22,261,574)
                                                              ------------      ------------
Net increase in net assets resulting from operations........    48,879,514        38,787,873
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (796,194)       (9,866,184)
  Class II..................................................            (3)              (35)
  Class III.................................................            (3)              (35)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (796,200)       (9,866,254)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (29,320,463)      (46,594,279)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    18,762,851       (17,672,660)
Beginning of period.........................................   356,279,673       373,952,333
                                                              ------------      ------------
End of period*..............................................  $375,042,524      $356,279,673
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $  4,732,486      $ (1,545,000)
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                CLASS I
                                                     --------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE          FOR THE SIX            FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE        MONTHS ENDED      --------------------------------------------
FINANCIAL STATEMENTS.                                JUNE 30, 2006       2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............    $  14.86        $  13.67    $  11.41    $   8.26    $   9.69
                                                       --------        --------    --------    --------    --------
Investment income--net***..........................         .30             .35         .20         .19         .13
Realized and unrealized gain (loss)--net...........        1.76            1.24        2.37        3.29       (1.21)
                                                       --------        --------    --------    --------    --------
Total from investment operations...................        2.06            1.59        2.57        3.48       (1.08)
                                                       --------        --------    --------    --------    --------
Less dividends from investment income--net.........        (.03)           (.40)       (.31)       (.33)       (.35)
                                                       --------        --------    --------    --------    --------
Net asset value, end of period.....................    $  16.89        $  14.86    $  13.67    $  11.41    $   8.26
                                                       ========        ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................      13.88%@****     11.68%++    22.54%      42.24%+    (11.54%)
                                                       ========        ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver and excluding
  reorganization expenses..........................        .87%*           .70%        .86%        .87%        .91%
                                                       ========        ========    ========    ========    ========
Expenses, net of waiver............................        .87%*           .70%        .86%        .89%        .91%
                                                       ========        ========    ========    ========    ========
Expenses...........................................        .87%*           .88%        .86%        .89%        .91%
                                                       ========        ========    ========    ========    ========
Investment income--net.............................       3.71%*          2.30%       1.69%       2.08%       1.38%
                                                       ========        ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........    $375,040        $356,277    $373,950    $319,892    $240,002
                                                       ========        ========    ========    ========    ========
Portfolio turnover.................................         39%             78%         62%         54%         55%
                                                       ========        ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

** Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

**** In 2006, approximately +.20% of the Fund's total investment return consisted of a payment by the Investment Adviser in order to resolve a regulatory issue relating to an investment.

+ In 2003, +.12% of the Fund's total investment return consisted of voluntary reimbursements by the Investment Adviser for the realized losses on foreign currency transactions.

++ In 2005, the Investment Adviser fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

@ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $ 14.88            $ 13.68               $ 11.98
                                                           -------            -------               -------
Investment income--net***.............................         .31                .33                   .02
Realized and unrealized gain--net.....................        1.75               1.27                  1.99
                                                           -------            -------               -------
Total from investment operations......................        2.06               1.60                  2.01
                                                           -------            -------               -------
Less dividends:
  Investment income--net..............................        (.03)              (.40)                   --
  In excess of investment income--net.................          --                 --                  (.31)
                                                           -------            -------               -------
Total dividends.......................................        (.03)              (.40)                 (.31)
                                                           -------            -------               -------
Net asset value, end of period........................     $ 16.91            $ 14.88               $ 13.68
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................      13.87%@****        11.75%++              16.79%@
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver...............................        .87%*              .70%                  .86%*
                                                           =======            =======               =======
Expenses..............................................        .87%*              .88%                  .86%*
                                                           =======            =======               =======
Investment income--net................................       3.77%*             2.33%                  .55%*
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1            $     1               $     1
                                                           =======            =======               =======
Portfolio turnover....................................         39%                78%                   62%
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------

*    Annualized.

**   Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

**** In 2006, approximately +.14% of the Fund's total investment return consisted of a payment by the Investment Adviser in order to resolve a regulatory issue relating to an investment.

+  Commencement of operations.

++ In 2005, the Investment Adviser fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

@  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $ 14.88            $ 13.68               $ 11.98
                                                           -------            -------               -------
Investment income--net***.............................         .31                .33                   .02
Realized and unrealized gain--net.....................        1.75               1.27                  1.99
                                                           -------            -------               -------
Total from investment operations......................        2.06               1.60                  2.01
                                                           -------            -------               -------
Less dividends:
  Investment income--net..............................        (.03)              (.40)                   --
  In excess of investment income--net.................          --                 --                  (.31)
                                                           -------            -------               -------
Total dividends.......................................        (.03)              (.40)                 (.31)
                                                           -------            -------               -------
Net asset value, end of period........................     $ 16.91            $ 14.88               $ 13.68
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................      13.87%@****        11.75%++              16.79%@
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver...............................        .87%*              .70%                  .86%*
                                                           =======            =======               =======
Expenses..............................................        .87%*              .88%                  .86%*
                                                           =======            =======               =======
Investment income--net................................       3.77%*             2.33%                  .55%*
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1            $     1               $     1
                                                           =======            =======               =======
Portfolio turnover....................................         39%                78%                   62%
                                                           =======            =======               =======
------------------------------------------------------------------------------------------------------------------

*    Annualized.

**   Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

**** In 2006, approximately +.14% of the Fund's total investment return consisted of a payment by the Investment Adviser in order to resolve a regulatory issue relating to an investment.

+  Commencement of operations.

++ In 2005, the Investment Adviser fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

@  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury International Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend

--------------------------------------------------------------------------------

date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Bank overdraft on foreign cash--The Fund recorded a bank overdraft, which resulted from a timing difference of security transaction settlements.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets.

  MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There was no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the six months ended June 30, 2006, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended June 30, 2006, MLIM, LLC received $82,358 in securities lending agent fees.

  MLIM reimbursed the Fund $617,967 in order to resolve a regulatory issue relating to an investment.

  For the six months ended June 30, 2006, the Fund reimbursed MLIM $3,697 for certain accounting services.

--------------------------------------------------------------------------------

  Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $149,048,125 and $183,335,468, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $29,320,463 and $46,594,279 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2006                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      901,036    $ 14,783,739
Shares issued to shareholders in
 reinvestment of dividends............       46,103         796,194
                                         ----------    ------------
Total issued..........................      947,139      15,579,933
Shares redeemed.......................   (2,721,417)    (44,900,402)
                                         ----------    ------------
Net decrease..........................   (1,774,278)   $(29,320,469)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,708,061    $ 24,148,358
Shares issued to shareholders in
 reinvestment of dividends...........     668,025       9,866,184
                                       ----------    ------------
Total issued.........................   2,376,086      34,014,542
Shares redeemed......................  (5,743,069)    (80,608,891)
                                       ----------    ------------
Net decrease.........................  (3,366,983)   $(46,594,349)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     --+      $3
                                                   ----       --
Net increase....................................     --+      $3
                                                   ====       ==
------------------------------------------------------------------

+ Amount is less than 1 share.

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    2        $35
                                                    --       ---
Net increase....................................    2        $35
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     --+      $3
                                                   ----       --
Net increase....................................     --+      $3
                                                   ====       ==
------------------------------------------------------------------

+ Amount is less than 1 share.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     2       $35
                                                    --       ---
Net increase....................................     2       $35
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. COMMITMENTS:

At June 30, 2006, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with an approximate value of $3,073,000.

7. CAPITAL LOSS CARRYFORWARD:

On December 31, 2005, the Fund had a net capital loss carryforward of $4,623,378, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       MERCURY LARGE CAP CORE V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund outperformed its benchmark and its comparable Lipper category average for the period, benefiting largely from successful stock selection across various industry sectors.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Mercury Large Cap Core V.I. Fund's Class I and Class II Shares had total returns of +3.40% and +3.33%, respectively, both of which were ahead of the +2.76% return of the benchmark Russell 1000 Index. In addition, the Fund significantly outperformed its comparable Lipper (Variable Products) category of Multi-Cap Core Funds, which posted an average return of +1.69% for the same six-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. Successful stock selection contributed positively to returns in the consumer discretionary sector, led by shares of specialty retailers such as Best Buy Co., Inc., and in the materials sector, where we saw strong performance from metals and mining company holdings such as NuCor Corp. The combination of stock selection and a meaningful overweight in the energy sector also contributed positively to the Fund's overall performance, led by shares of Kerr-McGee Corp., Marathon Oil Corp., Valero Energy Corp., Occidental Petroleum Corp. and Amerada Hess Corp.

  Offsetting the positives, although not enough to derail the Fund's outperformance of the benchmark, was our overweight position in technology. The technology sector suffered amid an inventory correction in semiconductors and cyclical softness in software. Companies such as Advanced Micro Devices, Inc., Intel Corp., Red Hat, Inc. and Dell Inc. were a drag on performance during the period. Additionally, the combination of stock selection and an overweight position in the health care sector hindered returns, particularly in healthcare providers such as Express Scripts, Inc., biotech firms such as Amgen, Inc. and pharmaceutical giants such as Allergan, Inc. Overall, healthcare companies faced a challenging operating environment as regulatory issues, economic news, competition among products and revenue shortfalls all had a negative impact on the sector.

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. The environment for investors in U.S. equity markets had become challenging late in the period, as the major indexes began to lose ground in May. At their recent low points, the Standard & Poor's 500 Index and the Dow Jones Industrial Average were down 8% from their May peaks, with the Nasdaq Composite and the small cap Russell 2000 Index down 12% and 15%, respectively. These are fairly modest declines by historical standards, yet they were sharp enough to create extremes in investor bearishness and oversold conditions from a technical perspective. Encouragingly, even a modest drop in equity prices was sufficient to trigger increased buying by corporate insiders and a rise in share buybacks. This is consistent with our view that equities offer decent value at current levels.

  We believe the recent market turbulence should be viewed in perspective. The equity market rally in recent years had been quite advanced by historical standards, and the gradual withdrawal of monetary stimulus by the Federal Reserve Board (the Fed) removed a major tailwind behind stock prices. Meanwhile, a slowdown in earnings growth was inevitable given earlier rapid growth. The good news is that, in our view, the conditions for a bear market do not exist. Gross domestic product growth was robust with at- or above-trend rates of expansion experienced over most of the past several quarters, along with strong corporate earnings growth. A solid economic environment has enabled job creation and strong corporate earnings growth.

  The Fed has continued to remove economic stimulus with a policy of interest rate increases totaling 17 since June 2004, but heightened inflationary expectations and escalating energy prices have become a concern for investors. The price of crude oil has reached record levels amid a combination of supply disruptions and

--------------------------------------------------------------------------------

geopolitical fears. This has caused some to question the sustainability of forward growth prospects, prompting apprehension about current market valuations.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Our stock-selection process continued to lead us to sectors and stocks positioned to benefit most in an improving economy. Overall, we continued to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Fund's positions in consumer discretionary, materials and industrials, and reduced exposure to health care, consumer staples and technology.

  The largest purchases during the period included JPMorgan Chase & Co., Morgan Stanley, Walt Disney Co. and Caterpillar, Inc. The largest sales included Intel Corp., Amgen, Inc., The Coca-Cola Company and UnitedHealth Group, Inc. These transactions reflected our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  As of June 30, 2006, the Fund's largest overweight positions relative to the Russell 1000 Index were in information technology and industrials, and the largest underweight positions were in financials, consumer staples and health care.

  We expect economic growth to slow to trend or below-trend levels for the balance of 2006. We believe the Fed eventually will pause, but the central bankers will need more confirmation that consumption is slowing and that inflation is not a problem before doing so. Valuation levels are reasonable and the potential for increases in dividends and share buybacks is certainly supportive. However, until investors see more clarity in terms of both inflation and monetary policy, we believe equities are unlikely to experience a renewed upswing. This tug-of-war is likely to continue over the next couple of months, which should keep volatility levels relatively high. In the end, we believe the fundamental health of the world economy and good valuation levels should ultimately prevail, which is why we continue to view the recent setback in prices as a bull market correction rather than the start of a bear market.

Robert C. Doll, Jr.
President, Director and
Portfolio Manager

July 11, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +12.45%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         + 7.63
--------------------------------------------------------------------------
Ten Years Ended 6/30/06                                          +10.05
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +12.28%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +17.62
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                            12.60%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                               17.84
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +3.40%         +12.45%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +3.33          +12.28
-----------------------------------------------------------------------------------------
Class III Shares*                                                +3.39          +12.60
-----------------------------------------------------------------------------------------
Russell 1000(R) Index**                                          +2.76          + 9.08
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   EXPENSES PAID
                                                              BEGINNING           ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE      ACCOUNT VALUE     JANUARY 1, 2006 TO
                                                           JANUARY 1, 2006     JUNE 30, 2006       JUNE 30, 2006
-------------------------------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,034.00             $2.69
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,033.30             $3.45
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,033.90             $2.69
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,022.26             $2.67
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,021.51             $3.43
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,022.26             $2.67
-------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.53% for Class I, .68% for Class II and .53% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Currently, Class III has money from an affiliated entity and is not accruing its distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately .78%, the actual expenses paid would have been approximately $3.96, and the hypothetical expenses paid would have been approximately $3.93.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Information Technology......................................        21.2%
Energy......................................................        17.6
Financials..................................................        12.3
Health Care.................................................        12.1
Consumer Discretionary......................................        10.1
Industrials.................................................         7.3
Materials...................................................         6.5
Consumer Staples............................................         1.7
Other*......................................................        11.2
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Schedule of Investments as of June 30, 2006
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.6%                     91,000      Boeing Co. .................................  $  7,453,810
                                              84,000      Lockheed Martin Corp. ......................     6,026,160
                                                                                                        ------------
                                                                                                          13,479,970
--------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.2%                 19,000      CH Robinson Worldwide, Inc. ................     1,012,700
--------------------------------------------------------------------------------------------------------------------
AIRLINES--1.0%                               208,000      AMR Corp.(a)(d).............................     5,287,360
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.1%                            104,000      Harley-Davidson, Inc.(d)....................     5,708,560
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--6.6%                         44,000      The Bear Stearns Cos., Inc. ................     6,163,520
                                             350,000      The Charles Schwab Corp. ...................     5,593,000
                                              50,000      Goldman Sachs Group, Inc.(d)................     7,521,500
                                             102,000      Lehman Brothers Holdings, Inc. .............     6,645,300
                                             128,000      Morgan Stanley..............................     8,090,880
                                                                                                        ------------
                                                                                                          34,014,200
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.0%                               93,000      Eastman Chemical Co.(d).....................     5,022,000
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.3%                30,000      Avaya, Inc.(a)..............................       342,600
                                             493,000      Cisco Systems, Inc.(a)......................     9,628,290
                                             358,000      Motorola, Inc. .............................     7,213,700
                                                                                                        ------------
                                                                                                          17,184,590
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--5.4%                273,000      Dell, Inc.(a)...............................     6,663,930
                                             269,000      Hewlett-Packard Co. ........................     8,521,920
                                              96,000      International Business Machines Corp. ......     7,374,720
                                             139,000      NCR Corp.(a)................................     5,092,960
                                                                                                        ------------
                                                                                                          27,653,530
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--4.0%          84,000      Bank of America Corp. ......................     4,040,400
                                             112,000      Citigroup, Inc. ............................     5,402,880
                                             266,000      JPMorgan Chase & Co. .......................    11,172,000
                                                                                                        ------------
                                                                                                          20,615,280
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.1%                    79,000      Rockwell Automation, Inc. ..................     5,688,790
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                       164,000      Agilent Technologies, Inc.(a)...............     5,175,840
INSTRUMENTS--1.0%
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.2%                          155,000      Archer Daniels Midland Co. .................     6,398,400
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.1%        91,000      Becton Dickinson & Co. .....................     5,562,830
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--8.1%       143,000      Aetna, Inc. ................................     5,709,990
                                             128,000      AmerisourceBergen Corp. ....................     5,365,760
                                              25,000      Cardinal Health, Inc. ......................     1,608,250
                                             121,000      Caremark Rx, Inc. ..........................     6,034,270
                                              72,000      Express Scripts, Inc.(a)....................     5,165,280
                                             101,000      Humana, Inc.(a).............................     5,423,700
                                             117,000      McKesson Corp. .............................     5,531,760
                                              94,000      WellPoint, Inc.(a)..........................     6,840,380
                                                                                                        ------------
                                                                                                          41,679,390
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.3%          150,000      International Game Technology(d)............     5,691,000
                                             168,000      Starbucks Corp.(a)(d).......................     6,343,680
                                                                                                        ------------
                                                                                                          12,034,680
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.4%                      39,000      Procter & Gamble Co. .......................     2,168,400
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--2.7%                             29,000      CheckFree Corp.(a)..........................     1,437,240
                                              96,000      Computer Sciences Corp.(a)..................     4,650,240
                                             108,000      Electronic Data Systems Corp. ..............     2,598,480
                                             140,000      Paychex, Inc. ..............................     5,457,200
                                                                                                        ------------
                                                                                                          14,143,160
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.8%               276,000      General Electric Co. .......................     9,096,960
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
INSURANCE--3.2%                               10,000      American International Group, Inc. .........  $    590,500
                                              21,000      Hartford Financial Services Group, Inc. ....     1,776,600
                                              84,000      Prudential Financial, Inc. .................     6,526,800
                                              21,000      Safeco Corp. ...............................     1,183,350
                                             140,000      The St. Paul Travelers Cos., Inc. ..........     6,241,200
                                                                                                        ------------
                                                                                                          16,318,450
--------------------------------------------------------------------------------------------------------------------
MACHINERY--1.4%                               96,000      Caterpillar, Inc. ..........................     7,150,080
--------------------------------------------------------------------------------------------------------------------
MEDIA--1.6%                                   38,000      The DIRECTV Group, Inc.(a)..................       627,000
                                             255,000      Walt Disney Co.(d)..........................     7,650,000
                                                                                                        ------------
                                                                                                           8,277,000
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--5.9%                        200,000      Alcoa, Inc. ................................     6,472,000
                                             110,000      Freeport-McMoRan Copper & Gold, Inc. Class
                                                            B.........................................     6,095,100
                                             114,000      Nucor Corp. ................................     6,184,500
                                              68,000      Phelps Dodge Corp.(d).......................     5,586,880
                                              87,000      United States Steel Corp. ..................     6,100,440
                                                                                                        ------------
                                                                                                          30,438,920
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--3.3%                        86,000      JC Penney Co., Inc. ........................     5,805,860
                                             100,000      Kohl's Corp.(a).............................     5,912,000
                                             142,000      Nordstrom, Inc. ............................     5,183,000
                                                                                                        ------------
                                                                                                          16,900,860
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--19.7%           124,000      Anadarko Petroleum Corp. ...................     5,913,560
                                              88,000      Apache Corp. ...............................     6,006,000
                                              87,000      Chevron Corp. ..............................     5,399,220
                                             148,000      ConocoPhillips..............................     9,698,440
                                             107,000      Devon Energy Corp. .........................     6,463,870
                                              12,000      EOG Resources, Inc. ........................       832,080
                                             341,000      Exxon Mobil Corp. ..........................    20,920,350
                                             112,000      Hess Corp.(d)...............................     5,919,200
                                             106,000      Kerr-McGee Corp. ...........................     7,351,100
                                              84,000      Marathon Oil Corp. .........................     6,997,200
                                              69,000      Occidental Petroleum Corp.(d)...............     7,075,950
                                              81,000      Sunoco, Inc. ...............................     5,612,490
                                              82,000      Tesoro Corp. ...............................     6,097,520
                                             112,000      Valero Energy Corp. ........................     7,450,240
                                                                                                        ------------
                                                                                                         101,737,220
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.4%                 99,000      Louisiana-Pacific Corp. ....................     2,168,100
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--4.5%                         38,000      Johnson & Johnson...........................     2,276,960
                                             243,000      Merck & Co., Inc. ..........................     8,852,490
                                             507,000      Pfizer, Inc. ...............................    11,899,290
                                                                                                        ------------
                                                                                                          23,028,740
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.1%                             11,000      Norfolk Southern Corp. .....................       585,420
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR               168,000      Advanced Micro Devices, Inc.(a).............     4,102,560
EQUIPMENT--5.5%
                                              33,000      Analog Devices, Inc. .......................     1,060,620
                                             120,000      Lam Research Corp.(a).......................     5,594,400
                                             197,000      National Semiconductor Corp. ...............     4,698,450
                                              21,000      Novellus Systems, Inc.(a)...................       518,700
                                             259,000      Nvidia Corp.(a).............................     5,514,110
                                             230,000      Texas Instruments, Inc.(d)..................     6,966,700
                                                                                                        ------------
                                                                                                          28,455,540
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--5.8%                               404,000      BEA Systems, Inc.(a)........................     5,288,360
                                              64,000      CA, Inc.(d).................................     1,315,200
                                             116,000      Citrix Systems, Inc.(a).....................     4,656,240
                                             100,000      Intuit, Inc.(a).............................     6,039,000
                                             180,000      McAfee, Inc.(a).............................     4,368,600

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
SOFTWARE (CONCLUDED)
                                             171,000      Microsoft Corp. ............................  $  3,984,300
                                             184,000      Red Hat, Inc.(a)(d).........................     4,305,600
                                                                                                        ------------
                                                                                                          29,957,300
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--3.0%                       115,000      Best Buy Co., Inc.(d).......................     6,306,600
                                             124,000      Ross Stores, Inc. ..........................     3,478,200
                                             238,000      Staples, Inc.(d)............................     5,788,160
                                                                                                        ------------
                                                                                                          15,572,960
--------------------------------------------------------------------------------------------------------------------
TOBACCO--0.2%                                 13,000      Altria Group, Inc. .........................       954,590
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS
                                                          (COST--$447,756,157)--99.5%.................   513,471,820
--------------------------------------------------------------------------------------------------------------------
                                          BENEFICIAL
                                            INTEREST                 SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         $ 1,334,386      Merrill Lynch Liquidity Series, LLC Cash
                                                            Sweep Series I, 4.78%(b)(e)...............     1,334,386
                                          63,664,450      Merrill Lynch Liquidity Series, LLC Money
                                                            Market Series, 5.22%(b)(c)(e).............    63,664,450
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM SECURITIES
                                                          (COST--$64,998,836)--12.6%..................    64,998,836
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$512,754,993*)--112.1%...............   578,470,656
                                                          LIABILITIES IN EXCESS OF OTHER
                                                          ASSETS--(12.1%).............................   (62,403,966)
                                                                                                        ------------
                                                          NET ASSETS--100.0%..........................  $516,066,690
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $517,051,412
                                                              ============
Gross unrealized appreciation...............................  $ 86,792,752
Gross unrealized depreciation...............................   (25,373,508)
                                                              ------------
Net unrealized appreciation.................................  $ 61,419,244
                                                              ============

(a)   Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                              INTEREST
AFFILIATE                                                      NET ACTIVITY    INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $   885,403    $ 7,325
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $28,688,750    $22,968
--------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d) Security, or a portion of security, is on loan.

(e)  Represents the current yield as of 6/30/2006.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $62,030,084) (identified
  cost--$447,756,157).......................................                 $513,471,820
Investments in affiliated securities, at value (identified
  cost--$64,998,836)........................................                   64,998,836
Cash........................................................                        4,934
Foreign cash (cost--$369)...................................                          369
Receivables:
  Capital shares sold.......................................  $ 1,405,758
  Dividends.................................................      414,312
  Securities lending........................................        4,533       1,824,603
                                                              -----------
Prepaid expenses............................................                        4,752
                                                                             ------------
Total assets................................................                  580,305,314
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   63,664,450
Payables:
  Capital shares redeemed...................................      319,749
  Investment adviser........................................      176,923
  Other affiliates..........................................        3,638
  Distributor...............................................          181         500,491
                                                              -----------
Accrued expenses............................................                       73,683
                                                                             ------------
Total liabilities...........................................                   64,238,624
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $516,066,690
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                 $  1,591,548
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                        4,693
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            4
Paid-in capital in excess of par............................                  416,117,394
Undistributed investment income--net........................  $ 2,191,908
Undistributed realized capital gains--net...................   30,445,480
Unrealized appreciation--net................................   65,715,663
                                                              -----------
Total accumulated earnings--net.............................                   98,353,051
                                                                             ------------
NET ASSETS..................................................                 $516,066,690
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $514,549,064 and 15,915,482
  shares outstanding........................................                 $      32.33
                                                                             ============
Class II--Based on net assets of $1,516,293 and 46,926
  shares outstanding........................................                 $      32.31
                                                                             ============
Class III--Based on net assets of $1,332.5 and 41.122 shares
  outstanding...............................................                 $      32.40
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                  $  3,582,067
Securities lending--net.....................................                        22,968
Interest from affiliates....................................                         7,325
                                                                              ------------
Total income................................................                     3,612,360
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,229,336
Accounting services.........................................        88,375
Printing and shareholder reports............................        28,452
Professional fees...........................................        22,629
Custodian fees..............................................        20,849
Directors' fees and expenses................................        15,826
Transfer agent fees--Class I................................         2,572
Distribution fees--Class II.................................         1,484
Pricing services............................................           554
Transfer agent fees--Class II...............................             9
Other.......................................................        10,366
                                                              ------------
Total expenses..............................................                     1,420,452
                                                                              ------------
Investment income--net......................................                     2,191,908
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net...........................                    34,741,902
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (18,175,351)
  Foreign currency transactions--net........................             6     (18,175,345)
                                                              ------------    ------------
Total realized and unrealized gain--net.....................                    16,566,557
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $ 18,758,465
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 FOR THE SIX           FOR THE
                                                                MONTHS ENDED         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 2006     DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  2,191,908        $  3,313,265
Realized gain--net..........................................      34,741,902          60,452,739
Change in unrealized appreciation/depreciation--net.........     (18,175,345)          2,237,213
                                                                ------------        ------------
Net increase in net assets resulting from operations........      18,758,465          66,003,217
                                                                ------------        ------------
---------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................              --          (3,302,770)
  Class II..................................................              --             (11,225)
  Class III.................................................              --                  (8)
Realized gain--net:
  Class I...................................................      (7,342,125)        (22,101,279)
  Class II..................................................         (27,245)            (82,979)
  Class III.................................................             (18)                (53)
                                                                ------------        ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (7,369,388)        (25,498,314)
                                                                ------------        ------------
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (36,142,899)        (43,038,383)
                                                                ------------        ------------
---------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (24,753,822)         (2,533,480)
Beginning of period.........................................     540,820,512         543,353,992
                                                                ------------        ------------
End of period*..............................................    $516,066,690        $540,820,512
                                                                ============        ============
---------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  2,191,908                  --
                                                                ============        ============
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                               CLASS I
                                                   ---------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE        FOR THE SIX            FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE      MONTHS ENDED     ----------------------------------------------
FINANCIAL STATEMENTS.                              JUNE 30, 2006      2005        2004         2003        2002
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............    $  31.69       $  29.38    $   25.36    $  19.35    $   23.52
                                                     --------       --------    ---------    --------    ---------
Investment income--net***........................         .13            .19          .22         .08          .16
Realized and unrealized gain (loss)--net.........         .96           3.68         4.04        6.02        (4.15)
                                                     --------       --------    ---------    --------    ---------
Total from investment operations.................        1.09           3.87         4.26        6.10        (3.99)
                                                     --------       --------    ---------    --------    ---------
Less dividends and distributions:
  Investment income--net.........................          --           (.20)        (.24)       (.09)        (.18)
  Realized gain--net.............................        (.45)         (1.36)          --          --           --
                                                     --------       --------    ---------    --------    ---------
Total dividends and distributions................        (.45)         (1.56)        (.24)       (.09)        (.18)
                                                     --------       --------    ---------    --------    ---------
Net asset value, end of period...................    $  32.33       $  31.69    $   29.38    $  25.36    $   19.35
                                                     ========       ========    =========    ========    =========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............      3.40%+         13.20%       16.79%      31.52%      (16.98%)
                                                     ========       ========    =========    ========    =========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................        .53%*          .54%         .53%        .54%         .56%
                                                     ========       ========    =========    ========    =========
Investment income--net...........................        .81%*          .62%         .84%        .39%         .74%
                                                     ========       ========    =========    ========    =========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........    $514,549       $538,794    $ 543,352    $517,720    $ 434,926
                                                     ========       ========    =========    ========    =========
Portfolio turnover...............................      33.32%         75.39%      130.98%     124.56%      115.39%
                                                     ========       ========    =========    ========    =========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                          ---------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE               FOR THE SIX         FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE             MONTHS ENDED       YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                     JUNE 30, 2006   DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................     $ 31.69           $ 29.38               $  26.07
                                                             -------           -------               --------
Investment income--net***...............................         .10               .16                    .12
Realized and unrealized gain--net.......................         .97              3.69                   3.43
                                                             -------           -------               --------
Total from investment operations........................        1.07              3.85                   3.55
                                                             -------           -------               --------
Less dividends and distributions:
  Investment income--net................................          --              (.18)                  (.24)
  Realized gain--net....................................        (.45)            (1.36)                    --
                                                             -------           -------               --------
Total dividends and distributions.......................        (.45)            (1.54)                  (.24)
                                                             -------           -------               --------
Net asset value, end of period..........................     $ 32.31           $ 31.69               $  29.38
                                                             =======           =======               ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................      3.33%@            13.13%                13.61%@
                                                             =======           =======               ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................        .68%*             .69%                   .53%*
                                                             =======           =======               ========
Investment income--net..................................        .62%*             .53%                  1.70%*
                                                             =======           =======               ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................     $ 1,516           $ 2,025               $      1
                                                             =======           =======               ========
Portfolio turnover......................................      33.32%            75.39%                130.98%
                                                             =======           =======               ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+  Commencement of operations.

@  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                       ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX           FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006     DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................      $ 31.76             $ 29.38               $ 26.07
                                                           -------             -------               -------
Investment income--net***............................          .12                 .20                   .12
Realized and unrealized gain--net....................          .97                3.74                  3.43
                                                           -------             -------               -------
Total from investment operations.....................         1.09                3.94                  3.55
                                                           -------             -------               -------
Less dividends and distributions:
  Investment income--net.............................           --                (.20)                 (.24)
  Realized gain--net.................................         (.45)              (1.36)                   --
                                                           -------             -------               -------
Total dividends and distributions....................         (.45)              (1.56)                 (.24)
                                                           -------             -------               -------
Net asset value, end of period.......................      $ 32.40             $ 31.76               $ 29.38
                                                           =======             =======               =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................       3.39%@              13.43%               13.61%@
                                                           =======             =======               =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................         .53%*               .54%                  .53%*
                                                           =======             =======               =======
Investment income--net...............................         .80%*               .67%                 1.70%*
                                                           =======             =======               =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............      $     1             $     1               $     1
                                                           =======             =======               =======
Portfolio turnover...................................       33.32%              75.39%               130.98%
                                                           =======             =======               =======
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+  Commencement of operations.

@  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Large Cap Core V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience

--------------------------------------------------------------------------------

delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the six months ended June 30, 2006, the distribution fees were not accrued for Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. As of June 30, 2006, the Fund lent securities with a value of $40,756,169 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended June 30, 2006, MLIM, LLC received $9,880 in securities lending agent fees.

  For the six months ended June 30, 2006, the Fund reimbursed MLIM $5,949 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $179,695,469 and $223,335,489, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets resulting from capital share transactions were $36,142,899 and $43,038,383 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2006                              Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold............................     169,726   $  5,532,385
Shares issued to shareholders in
 reinvestment of distributions.........     218,126      7,342,125
                                         ----------   ------------
Total issued...........................     387,852     12,874,510
Shares redeemed........................  (1,476,751)   (48,439,455)
                                         ----------   ------------
Net decrease...........................  (1,088,899)  $(35,564,945)
                                         ==========   ============
-------------------------------------------------------------------

-------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2005                          Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold............................     216,238   $  6,791,391
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................     801,642     25,404,049
                                         ----------   ------------
Total issued...........................   1,017,880     32,195,440
Shares redeemed........................  (2,507,130)   (77,251,771)
                                         ----------   ------------
Net decrease...........................  (1,489,250)  $(45,056,331)
                                         ==========   ============
-------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                  Dollar
June 30, 2006                                  Shares     Amount
------------------------------------------------------------------
Shares sold..................................   11,689   $ 391,299
Shares issued to shareholders in reinvestment
 of distributions............................      810      27,245
                                               -------   ---------
Total issued.................................   12,499     418,544
Shares redeemed..............................  (29,462)   (996,516)
                                               -------   ---------
Net decrease.................................  (16,963)  $(577,972)
                                               =======   =========
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                        Dollar
December 31, 2005                             Shares      Amount
------------------------------------------------------------------
Shares sold.................................   78,072   $2,455,017
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..............................    2,973       94,204
                                              -------   ----------
Total issued................................   81,045    2,549,221
Shares redeemed.............................  (17,195)    (531,334)
                                              -------   ----------
Net increase................................   63,850   $2,017,887
                                              =======   ==========
------------------------------------------------------------------

-------------------------------------------------------------------
Class III Shares for the Six Months Ended                    Dollar
June 30, 2006                                       Shares   Amount
-------------------------------------------------------------------
Shares issued to shareholders in reinvestment
 of distributions.................................   --*      $18
                                                     ----     ---
Net increase......................................   --*      $18
                                                     ====     ===
-------------------------------------------------------------------

* Amount is less than 1 share.

-------------------------------------------------------------------
Class III Shares for the Year Ended                          Dollar
December 31, 2005                                   Shares   Amount
-------------------------------------------------------------------
Shares issued to shareholders in reinvestment
 of dividends and distributions...................    2       $61
                                                      --      ---
Net increase......................................    2       $61
                                                      ==      ===
-------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

--------------------------------------------------------------------------------

       MERCURY LARGE CAP GROWTH V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  In a challenging environment for growth stocks, we continued to refine the portfolio, looking for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Mercury Large Cap Growth V.I. Fund's Class I and Class III Shares had total returns of -.64% and -.82%, respectively. These results compared favorably to the -.93% return of the Fund's unmanaged benchmark, the Russell 1000 Growth Index. Despite the relative outperformance of the benchmark, the Fund underperformed its comparable Lipper (Variable Products) category of Multi-Cap Growth Funds, which posted an average return of -.07% for the six-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Growth Index. Successful stock selection contributed positively to returns in the consumer discretionary sector (led by shares of retailers such as Best Buy Co., Inc. and JC Penney Co., Inc.), in the financials sector (notably The Goldman Sachs Group, Inc.), and in the materials sector (such as Nucor Corp. and Phelps Dodge Corp.).

  Offsetting the positives was our overweight position in technology, a sector that suffered due to an inventory correction in semiconductors and cyclical softness in software. Advanced Micro Devices, Inc., Intel Corp., CA Inc., Compuware Corp., Dell Inc. and Red Hat, Inc. were a drag on performance during the period. Despite good stock selection in the consumer staples sector, we were underweight relative to the benchmark and this hampered the Fund's results. Finally, stock selection in the energy sector hindered returns as many of our holdings in oil, gas and consumable fuel companies, such as Pioneer Natural Resources Co., posted disappointing returns during the six-month reporting period.

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. The environment for investors in U.S. equity markets had become challenging late in the period, as the major indexes began to lose ground in May. At their recent low points, the Standard & Poor's 500 Index and the Dow Jones Industrial Average were down 8% from their May peaks, with the Nasdaq Composite and the small cap Russell 2000 Index down 12% and 15%, respectively. These are fairly modest declines by historical standards, yet they were sharp enough to create extremes in investor bearishness and oversold conditions from a technical perspective. Encouragingly, even a modest drop in equity prices was sufficient to trigger increased buying by corporate insiders and a rise in share buybacks. This is consistent with our view that equities offer decent value at current levels.

  We believe the recent market turbulence should be viewed in perspective. The equity market rally in recent years had been quite advanced by historical standards, and the gradual withdrawal of monetary stimulus by the Federal Reserve Board (the Fed) removed a major tailwind behind stock prices. Meanwhile, a slowdown in earnings growth was inevitable given earlier rapid growth. The good news is that, in our view, the conditions for a bear market do not exist. Gross domestic product growth was robust with at- or above-trend rates of expansion experienced over most of the past several quarters, along with strong corporate earnings growth. A solid economic environment has enabled job creation and strong corporate earnings growth.

  The Fed has continued to remove economic stimulus with a policy of interest rate increases totaling 17 since June 2004, but heightened inflationary expectations and escalating energy prices have become a concern for investors. The price of crude oil has reached record levels amid a combination of supply disruptions and geopolitical fears. This has caused some to question the sustainability of forward growth prospects, prompting apprehension about current market valuations.

--------------------------------------------------------------------------------

  During the six-month period, growth stocks were clearly the most challenged. While our benchmark Russell 1000 Growth Index posted a negative total return, the broader Russell 1000 Index returned +2.76% and the Russell 1000 Value Index, a measure of value stock performance, returned +6.56%.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Our stock-selection process continues to lead us to sectors and stocks that we believe are best positioned to benefit most in an improving economy. Overall, we strive to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Fund's position in the industrials sector and reduced exposure to the health care, energy, consumer staples and materials sectors.

  The largest purchases during the period included Caterpillar, Inc. Advanced Micro Devices, Inc., Starbucks Corp., WellPoint, Inc. and Illinois Tool Works, Inc. The largest sales included Intel Corp., Amgen, Inc., UnitedHealth Group, Inc. Apple Computer, Inc. and The Coca-Cola Co. These transactions reflect our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria and trim those that have deteriorated versus our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  As of June 30, 2006, the portfolio's largest overweights relative to the Russell 1000 Growth Index were in information technology and industrials. The largest underweights were in consumer staples, health care, financials and utilities.

  We expect economic growth to slow to trend or below-trend levels for the balance of 2006. We believe the Fed eventually will pause, but the central bankers will need more confirmation that consumption is slowing and that inflation is not a problem before doing so. Valuation levels are reasonable and the potential for increases in dividends and share buybacks is certainly supportive. However, until investors see more clarity in terms of both inflation and monetary policy, we believe equities are unlikely to experience a renewed upswing. This tug-of-war is likely to continue over the next couple of months, which should keep volatility levels relatively high. In the end, we believe the fundamental health of the world economy and good valuation levels should ultimately prevail, which is why we continue to view the recent setback in prices as a bull market correction rather than the start of a bear market.

Robert C. Doll, Jr.
President, Director and
Portfolio Manager

July 11, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +7.99%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         +2.76
--------------------------------------------------------------------------
Inception (4/30/99) through 6/30/06                              +1.61
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           + 8.18%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +13.29
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           + 7.72%
--------------------------------------------------------------------------
Inception (5/19/04) through 6/30/06                              +10.01
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  -0.64%         +7.99%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 -0.64          +8.18
-----------------------------------------------------------------------------------------
Class III Shares*                                                -0.82          +7.72
-----------------------------------------------------------------------------------------
Russell 1000(R) Growth Index**                                   -0.93          +6.12
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower. In addition, the Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

** This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   EXPENSES PAID
                                                              BEGINNING           ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE      ACCOUNT VALUE     JANUARY 1, 2006 TO
                                                           JANUARY 1, 2006     JUNE 30, 2006       JUNE 30, 2006
-------------------------------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $  993.60             $3.78
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $  993.60             $3.78
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $  991.80             $5.02
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,021.11             $3.83
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,021.11             $3.83
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,019.86             $5.09
-------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.76% for Class I, .76% for Class II and 1.01% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Currently, Class II has money from an affiliated entity and is not accruing its distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .91%, the actual expenses paid would have been approximately $4.52, and the hypothetical expenses paid would have been approximately $4.58.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Information Technology......................................        33.0%
Industrials.................................................        19.8
Health Care.................................................        14.1
Consumer Discretionary......................................        13.6
Financials..................................................         5.4
Energy......................................................         3.7
Materials...................................................         3.2
Consumer Staples............................................         2.3
Other*......................................................         4.9
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

    For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Schedule of Investments as of June 30, 2006
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.5%                     51,000      Boeing Co. .................................  $  4,177,410
                                              39,000      Lockheed Martin Corp. ......................     2,797,860
                                              35,000      Precision Castparts Corp. ..................     2,091,600
                                                                                                        ------------
                                                                                                           9,066,870
--------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--1.2%                 45,000      CH Robinson Worldwide, Inc. ................     2,398,500
--------------------------------------------------------------------------------------------------------------------
AIRLINES--1.0%                                80,000      AMR Corp.(a)................................     2,033,600
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.2%                             45,000      Harley-Davidson, Inc. ......................     2,470,050
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.1%                               67,000      Pepsi Bottling Group, Inc. .................     2,154,050
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.4%                           18,000      Biogen Idec, Inc.(a)........................       833,940
                                              53,000      ImClone Systems, Inc.(a)....................     2,047,920
                                                                                                        ------------
                                                                                                           2,881,860
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--3.6%                        153,000      The Charles Schwab Corp. ...................     2,444,940
                                              15,000      Goldman Sachs Group, Inc. ..................     2,256,450
                                              39,000      Morgan Stanley..............................     2,465,190
                                                                                                        ------------
                                                                                                           7,166,580
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.6%          21,000      Corporate Executive Board Co. ..............     2,104,200
                                              20,000      Monster Worldwide, Inc.(a)..................       853,200
                                              62,000      Waste Management, Inc.......................     2,224,560
                                                                                                        ------------
                                                                                                           5,181,960
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--5.0%                81,000      Avaya, Inc.(a)..............................       925,020
                                             294,000      Cisco Systems, Inc.(a)......................     5,741,820
                                             163,000      Motorola, Inc. .............................     3,284,450
                                                                                                        ------------
                                                                                                           9,951,290
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.6%                141,000      Dell, Inc.(a)...............................     3,441,810
                                              52,000      NCR Corp.(a)................................     1,905,280
                                             100,000      Western Digital Corp.(a)(d).................     1,981,000
                                                                                                        ------------
                                                                                                           7,328,090
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.8%                    36,000      Rockwell Automation, Inc. ..................     2,592,360
                                              21,000      Thomas & Betts Corp.(a) ....................     1,077,300
                                                                                                        ------------
                                                                                                           3,669,660
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                        71,000      Agilent Technologies, Inc.(a)...............     2,240,760
INSTRUMENTS--2.1%
                                             550,000      Solectron Corp.(a)..........................     1,881,000
                                                                                                        ------------
                                                                                                           4,121,760
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.2%        39,000      Becton Dickinson & Co. .....................     2,384,070
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--8.9%        61,000      Aetna, Inc. ................................     2,435,730
                                              45,000      AmerisourceBergen Corp. ....................     1,886,400
                                              28,000      Cardinal Health, Inc. ......................     1,801,240
                                              54,000      Caremark Rx, Inc. ..........................     2,692,980
                                              32,000      Express Scripts, Inc.(a) ...................     2,295,680
                                              45,000      Health Net, Inc.(a).........................     2,032,650
                                              44,000      McKesson Corp. .............................     2,080,320
                                              37,000      WellPoint, Inc.(a)..........................     2,692,490
                                                                                                        ------------
                                                                                                          17,917,490
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.7%           64,000      International Game Technology...............     2,428,160
                                              79,000      Starbucks Corp.(a)..........................     2,983,040
                                                                                                        ------------
                                                                                                           5,411,200
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.8%                      62,000      Newell Rubbermaid, Inc. ....................     1,601,460
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.2%                      13,000      Colgate-Palmolive Co. ......................       778,700
                                              31,000      Procter & Gamble Co. .......................     1,723,600
                                                                                                        ------------
                                                                                                           2,502,300
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--3.7%                             43,000      CheckFree Corp.(a)..........................  $  2,131,080
                                              82,000      Electronic Data Systems Corp. ..............     1,972,920
                                              36,000      Hewitt Associates, Inc. Class A(a)..........       809,280
                                              64,000      Paychex, Inc. ..............................     2,494,720
                                                                                                        ------------
                                                                                                           7,408,000
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.3%               142,000      General Electric Co. .......................     4,680,320
--------------------------------------------------------------------------------------------------------------------
INSURANCE--2.0%                               26,000      Prudential Financial, Inc. .................     2,020,200
                                              58,500      W.R. Berkley Corp. .........................     1,996,605
                                                                                                        ------------
                                                                                                           4,016,805
--------------------------------------------------------------------------------------------------------------------
MACHINERY--4.0%                               49,000      Caterpillar, Inc. ..........................     3,649,520
                                              56,000      Illinois Tool Works, Inc. ..................     2,660,000
                                              32,000      Joy Global, Inc. ...........................     1,666,880
                                                                                                        ------------
                                                                                                           7,976,400
--------------------------------------------------------------------------------------------------------------------
MEDIA--2.4%                                  131,000      The DIRECTV Group, Inc.(a)(d)...............     2,161,500
                                              86,000      Walt Disney Co. ............................     2,580,000
                                                                                                        ------------
                                                                                                           4,741,500
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.3%                         46,000      Freeport-McMoRan Copper & Gold, Inc. Class
                                                            B(d)......................................     2,548,860
                                              36,000      Nucor Corp. ................................     1,953,000
                                              26,000      Phelps Dodge Corp. .........................     2,136,160
                                                                                                        ------------
                                                                                                           6,638,020
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--3.4%                        32,000      JC Penney Co., Inc. ........................     2,160,320
                                              43,000      Kohl's Corp.(a).............................     2,542,160
                                              58,000      Nordstrom, Inc. ............................     2,117,000
                                                                                                        ------------
                                                                                                           6,819,480
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--3.9%             42,000      Anadarko Petroleum Corp. ...................     2,002,980
                                              16,592      ConocoPhillips..............................     1,087,274
                                              33,000      Sunoco, Inc. ...............................     2,286,570
                                              32,000      Tesoro Corp. ...............................     2,379,520
                                                                                                        ------------
                                                                                                           7,756,344
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.1%                         31,000      Johnson & Johnson...........................     1,857,520
                                              76,000      Merck & Co., Inc. ..........................     2,768,680
                                              67,000      Pfizer, Inc. ...............................     1,572,490
                                                                                                        ------------
                                                                                                           6,198,690
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--2.1%                             42,000      Norfolk Southern Corp. .....................     2,235,240
                                              61,000      Swift Transportation Co., Inc.(a)...........     1,937,360
                                                                                                        ------------
                                                                                                           4,172,600
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR                72,000      Advanced Micro Devices, Inc.(a).............     1,758,240
EQUIPMENT--9.0%                               70,000      Analog Devices, Inc.(d).....................     2,249,800
                                              50,000      Lam Research Corp.(a).......................     2,331,000
                                              64,000      Microchip Technology, Inc. .................     2,147,200
                                             122,000      Micron Technology, Inc.(a)..................     1,837,320
                                              83,000      National Semiconductor Corp.(d).............     1,979,550
                                               2,000      Novellus Systems, Inc.(a)...................        49,400
                                             106,000      Nvidia Corp.(a).............................     2,256,740
                                             117,000      Texas Instruments, Inc.(d)..................     3,543,930
                                                                                                        ------------
                                                                                                          18,153,180
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--10.9%                              150,000      BEA Systems, Inc.(a)........................  $  1,963,500
                                              70,000      CA, Inc. ...................................     1,438,500
                                              29,000      Cadence Design Systems, Inc.(a).............       497,350
                                              58,000      Citrix Systems, Inc.(a).....................     2,328,120
                                             273,000      Compuware Corp.(a)..........................     1,829,100
                                              54,000      Fair Isaac Corp.(d).........................     1,960,740
                                              41,000      Intuit, Inc.(a).............................     2,475,990
                                              87,000      McAfee, Inc.(a).............................     2,111,490
                                             150,000      Microsoft Corp. ............................     3,495,000
                                              82,000      Red Hat, Inc.(a)(d).........................     1,918,800
                                              99,000      Synopsys, Inc.(a)...........................     1,858,230
                                                                                                        ------------
                                                                                                          21,876,820
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--3.6%                        50,000      Best Buy Co., Inc. .........................     2,742,000
                                              73,000      Circuit City Stores, Inc. ..................     1,987,060
                                             105,000      Staples, Inc................................     2,553,600
                                                                                                        ------------
                                                                                                           7,282,660
--------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--1.0%        43,000      MSC Industrial Direct Co. Class A...........     2,045,510
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS
                                                          (COST--$180,590,136)--98.6%.................   198,007,119
--------------------------------------------------------------------------------------------------------------------
                                          BENEFICIAL
                                            INTEREST                 SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         $10,311,200      Merrill Lynch Liquidity Series, LLC Money
                                                            Market Series, 5.22%(b)(c)(e).............    10,311,200
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT TERM SECURITIES
                                                          (COST--$10,311,200)--5.1%...................    10,311,200
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$190,901,336*)--103.7%...............   208,318,319
                                                          LIABILITIES IN EXCESS OF OTHER
                                                          ASSETS--(3.7%)..............................    (7,445,420)
                                                                                                        ------------
                                                          NET ASSETS--100.0%..........................  $200,872,899
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $191,241,736
                                                               ============
Gross unrealized appreciation...............................   $ 26,393,935
Gross unrealized depreciation...............................     (9,317,352)
                                                               ------------
Net unrealized appreciation.................................   $ 17,076,583
                                                               ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-----------------------------------------------------------------------------------
                                                                  NET      INTEREST
AFFILIATE                                                      ACTIVITY     INCOME
-----------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(261,157)   $4,864
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $ (24,050)   $5,812
-----------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d)  Security, or a portion of security, is on loan.

(e)    Represents the current yield as of 6/30/2006.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $10,057,441) (identified
  cost--$180,590,136).......................................                  $198,007,119
Investments in affiliated securities, at value (identified
  cost--$10,311,200)........................................                    10,311,200
Cash........................................................                     3,033,672
Receivables:
  Dividends.................................................  $    136,868
  Capital shares sold.......................................         3,828
  Securities lending........................................         1,002         141,698
                                                              ------------
Prepaid expenses............................................                         1,818
                                                                              ------------
Total assets................................................                   211,495,507
                                                                              ------------
-------------------------------------------------------------------------------------------

LIABILITIES:
Collateral on securities loaned, at value...................                    10,311,200
Payables:
  Capital shares redeemed...................................       173,623
  Investment adviser........................................        97,121
  Other affiliates..........................................         3,037
  Distributor...............................................           555         274,336
                                                              ------------
Accrued expenses and other liabilities......................                        37,072
                                                                              ------------
Total liabilities...........................................                    10,622,608
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $200,872,899
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  1,783,074
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            11
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                        54,090
Paid-in capital in excess of par............................                   238,418,580
Undistributed investment income--net........................  $    245,941
Accumulated realized capital losses--net....................   (57,045,780)
Unrealized appreciation--net................................    17,416,983
                                                              ------------
Total accumulated losses--net...............................                   (39,382,856)
                                                                              ------------
NET ASSETS..................................................                  $200,872,899
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $194,973,712 and 17,830,743
  shares outstanding........................................                  $      10.93
                                                                              ============
Class II--Based on net assets of $1,244 and 113.582 shares
  outstanding...............................................                  $      10.95
                                                                              ============
Class III--Based on net assets of $5,897,943 and 540,900
  shares outstanding........................................                  $      10.90
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................              $  1,033,852
Securities lending--net.....................................                     5,812
Interest from affiliates....................................                     4,864
                                                                          ------------
Total income................................................                 1,044,528
                                                                          ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $680,264
Custodian fees..............................................    35,408
Accounting services.........................................    34,557
Professional fees...........................................    16,797
Printing and shareholder reports............................    13,180
Directors' fees and expenses................................     6,194
Distribution fees--Class III................................     2,935
Transfer agent fees--Class I................................     2,503
Pricing services............................................       550
Transfer agent fees--Class III..............................        28
Other.......................................................     6,171
                                                              --------
Total expenses..............................................                   798,587
                                                                          ------------
Investment income--net......................................                   245,941
                                                                          ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net...........................                11,513,632
Change in unrealized appreciation on investments--net.......               (12,954,641)
                                                                          ------------
Total realized and unrealized loss--net.....................                (1,441,009)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $ (1,195,068)
                                                                          ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    245,941      $    373,008
Realized gain--net..........................................    11,513,632        13,078,125
Change in unrealized appreciation--net......................   (12,954,641)        6,687,082
                                                              ------------      ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (1,195,068)       20,138,215
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --          (369,824)
  Class II..................................................            --                (2)
  Class III.................................................            --              (192)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................            --          (370,018)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................    (4,726,730)        5,188,071
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (5,921,798)       24,956,268
Beginning of period.........................................   206,794,697       181,838,429
                                                              ------------      ------------
End of period*..............................................  $200,872,899      $206,794,697
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    245,941                --
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                      -------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         MONTHS ENDED     --------------------------------------------
FINANCIAL STATEMENTS.                                 JUNE 30, 2006      2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $  11.00       $   9.96    $   9.26    $   6.91    $   9.02
                                                        --------       --------    --------    --------    --------
Investment income (loss)--net***....................         .01            .02         .02        (.03)       (.04)
Realized and unrealized gain (loss)--net............        (.08)          1.04         .70        2.38       (2.07)
                                                        --------       --------    --------    --------    --------
Total from investment operations....................        (.07)          1.06         .72        2.35       (2.11)
                                                        --------       --------    --------    --------    --------
Less dividends from investment income--net..........          --           (.02)       (.02)         --          --
                                                        --------       --------    --------    --------    --------
Net asset value, end of period......................    $  10.93       $  11.00    $   9.96    $   9.26    $   6.91
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................       (.64%)+       10.64%       7.80%      34.01%     (23.39%)
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver and/or reimbursement and
  excluding reorganization expenses.................        .76%*          .60%        .79%       1.02%       1.18%
                                                        ========       ========    ========    ========    ========
Expenses, net of waiver and/or reimbursement........        .76%*          .60%        .79%       1.03%       1.18%
                                                        ========       ========    ========    ========    ========
Expenses............................................        .76%*          .77%        .79%       1.03%       1.18%
                                                        ========       ========    ========    ========    ========
Investment income (loss)--net.......................        .24%*          .20%        .23%       (.39%)      (.55%)
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $194,974       $205,406    $181,406    $ 86,697    $ 45,100
                                                        ========       ========    ========    ========    ========
Portfolio turnover..................................      50.95%        105.49%     155.48%     140.87%     133.57%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Annualized

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $ 11.02           $   9.96               $   8.84
                                                           -------           --------               --------
Investment income--net***.............................         .02                .03                    .03
Realized and unrealized gain (loss)--net..............        (.09)              1.05                   1.11
                                                           -------           --------               --------
Total from investment operations......................        (.07)              1.08                   1.14
                                                           -------           --------               --------
Less dividends from investment income--net............          --               (.02)                  (.02)
                                                           -------           --------               --------
Net asset value, end of period........................     $ 10.95           $  11.02               $   9.96
                                                           =======           ========               ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       (.64%)@           10.84%                 12.92%@
                                                           =======           ========               ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver...............................        .76%*              .60%                   .79%*
                                                           =======           ========               ========
Expenses..............................................        .76%*              .77%                   .79%*
                                                           =======           ========               ========
Investment income--net................................        .34%*              .29%                  1.04%*
                                                           =======           ========               ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $     1           $      1               $      1
                                                           =======           ========               ========
Portfolio turnover....................................      50.95%            105.49%                155.48%
                                                           =======           ========               ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED        YEAR ENDED           MAY 19, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $ 10.99           $   9.95               $   8.92
                                                           -------           --------               --------
Investment income (loss)--net***......................          --+++              --++                 0.02
Realized and unrealized gain (loss)--net..............        (.09)              1.04                   1.02
                                                           -------           --------               --------
Total from investment operations......................        (.09)              1.04                   1.04
                                                           -------           --------               --------
Less dividends from investment income--net............          --                 --++                 (.01)
                                                           -------           --------               --------
Net asset value, end of period........................     $ 10.90           $  10.99               $   9.95
                                                           =======           ========               ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       (.82%)@           10.47%                 11.68%@
                                                           =======           ========               ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver...............................       1.01%*              .84%                  1.05%*
                                                           =======           ========               ========
Expenses..............................................       1.01%*             1.02%                  1.05%*
                                                           =======           ========               ========
Investment income (loss)--net.........................          --*@@           (.01%)                  .28%*
                                                           =======           ========               ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $ 5,898           $  1,387               $    431
                                                           =======           ========               ========
Portfolio turnover....................................      50.95%            105.49%                155.48%
                                                           =======           ========               ========
------------------------------------------------------------------------------------------------------------------

*    Annualized.

**   Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

+    Commencement of operations.

++   Amount is less than $(.01) per share.

+++  Amount is less than $.01 per share.

@    Aggregate total investment return.

@@   Amount is less than .01%.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Large Cap Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the

--------------------------------------------------------------------------------

market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the six months ended June 30, 2006, the distribution fees were not accrued for Class II.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended June 30, 2006, MLIM, LLC received $2,451 in securities lending agent fees.

  For the six months ended June 30, 2006, the Fund reimbursed MLIM $2,277 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $106,312,867 and $113,569,398, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(4,726,730) and $5,188,071 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2006                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      798,191    $  9,134,161
Shares redeemed.......................   (1,632,742)    (18,433,916)
                                         ----------    ------------
Net decrease..........................     (834,551)   $ (9,299,755)
                                         ==========    ============
-------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2005                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................   2,820,794    $ 28,607,917
Shares issued to shareholders in
 reinvestment of dividends...........      33,620         369,824
                                       ----------    ------------
Total issued.........................   2,854,414      28,977,741
Shares redeemed......................  (2,408,507)    (24,631,047)
                                       ----------    ------------
Net increase.........................     445,907    $  4,346,694
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --        --
Shares redeemed.................................     --        --
                                                   ----      ----
Net increase....................................     --        --
                                                   ====      ====
------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     --*      $2
                                                   ----       --
Net increase....................................     --*      $2
                                                   ====       ==
------------------------------------------------------------------

* Amount is less than 1 share.

-----------------------------------------------------------------
Class III Shares for the Six Months Ended                Dollar
June 30, 2006                               Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  437,759    $4,834,639
Shares redeemed...........................  (23,097)     (261,614)
                                            -------    ----------
Net increase..............................  414,662    $4,573,025
                                            =======    ==========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                       Dollar
December 31, 2005                              Shares     Amount
-----------------------------------------------------------------
Shares sold..................................  89,365    $907,323
Shares issued to shareholders in reinvestment
 of dividends................................      17         192
                                               ------    --------
Total issued.................................  89,382     907,515
Shares redeemed..............................  (6,479)    (66,140)
                                               ------    --------
Net increase.................................  82,903    $841,375
                                               ======    ========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2005, the Fund had a net capital loss carryforward of $68,219,012, of which $47,962,626 expires in 2008, $19,237,460 expires in 2009 and $1,018,926 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       MERCURY LARGE CAP VALUE V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  Throughout the period, we continued to refine the portfolio, looking for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, the Mercury Large Cap Value V.I. Fund's Class I Shares had a total return of +5.15% compared to the +6.56% return of the benchmark Russell 1000 Value Index. Despite the underperformance of the benchmark, the Fund significantly outperformed its comparable Lipper (Variable Products) category of Multi-Cap Value Funds, which posted an average return of +3.69% for the same six-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Value Index. Positive contributors to the Fund's performance included successful stock selection in the materials sector, led by metals and mining holdings such as NuCor Corp., and the combination of favorable stock selection and a meaningful overweight in the energy sector, led by shares of Marathon Oil Corp., Occidental Petroleum Corp., Valero Energy Corp. and Amerada Hess Corp. These positives were offset by disappointing results from stock selection and overweight positions in the technology and health care sectors. Advanced Micro Devices, Inc. Compuware Corp., Novell, Inc., Aetna, Inc. and Watson Pharmaceuticals, Inc. were a drag on performance during the reporting period.

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. The environment for investors in U.S. equity markets had become challenging late in the period, as the major indexes began to lose ground in May. At their recent low points, the Standard & Poor's 500 Index and the Dow Jones Industrial Average were down 8% from their May peaks, with the Nasdaq Composite and the small cap Russell 2000 Index down 12% and 15%, respectively. These are fairly modest declines by historical standards, yet they were sharp enough to create extremes in investor bearishness and oversold conditions from a technical perspective. Encouragingly, even a modest drop in equity prices was sufficient to trigger increased buying by corporate insiders and a rise in share buybacks. This is consistent with our view that equities offer decent value at current levels.

  We believe the recent market turbulence should be viewed in perspective. The equity market rally in recent years had been quite advanced by historical standards, and the gradual withdrawal of monetary stimulus by the Federal Reserve Board (the Fed) removed a major tailwind behind stock prices. Meanwhile, a slowdown in earnings growth was inevitable given earlier rapid growth. The good news is that, in our view, the conditions for a bear market do not exist. Gross domestic product growth was robust with at- or above-trend rates of expansion experienced over most of the past several quarters, along with strong corporate earnings growth. A solid economic environment has enabled job creation and strong corporate earnings growth.

  The Fed has continued to remove economic stimulus with a policy of interest rate increases totaling 17 since June 2004, but heightened inflationary expectations and escalating energy prices have become a concern for investors. The price of crude oil has reached record levels amid a combination of supply disruptions and geopolitical fears. This has caused some to question the sustainability of forward growth prospects, prompting apprehension about current market valuations.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Overall, we continued to identify companies with favorable characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock selection process, we increased the Fund's position in industrials and reduced exposure to utilities, financials, consumer discretionary and health care.

--------------------------------------------------------------------------------

  The largest purchases during the period included JPMorgan Chase & Co., Morgan Stanley, Walt Disney Co., Archer Daniels Midland Co. and The Bear Stearns Cos., Inc. The largest sales included The Coca-Cola Co., Cigna Corp., AON Corp., Edison International and Jacobs Engineering Group Inc. These transactions reflected our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  As of June 30, 2006, the Fund's largest overweights relative to the Russell 1000 Value Index were in information technology, energy and health care. The largest underweights were in utilities, telecommunication services, consumer discretionary and consumer staples.

  We expect economic growth to slow to trend or below-trend levels for the balance of 2006. We believe the Fed eventually will pause, but the central bankers will need more confirmation that consumption is slowing and that inflation is not a problem before doing so. Valuation levels are reasonable and the potential for increases in dividends and share buybacks is certainly supportive. However, until investors see more clarity in terms of both inflation and monetary policy, we believe equities are unlikely to experience a renewed upswing. This tug-of-war is likely to continue over the next couple of months, which should keep volatility levels relatively high. In the end, we believe the fundamental health of the world economy and good valuation levels should ultimately prevail, which is why we continue to view the recent setback in prices as a bull market correction rather than the start of a bear market.

Robert C. Doll, Jr.
President, Director and
Portfolio Manager

July 11, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +15.31%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         +11.36
--------------------------------------------------------------------------
Inception (4/23/01) through 6/30/06                              +11.90
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUND, INC.
Mercury Large Cap Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +15.30%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +20.90
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUND, INC.
Mercury Large Cap Value V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +15.30%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +20.90
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +5.15%         +15.31%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +5.22          +15.30
-----------------------------------------------------------------------------------------
Class III Shares*                                                +5.22          +15.30
-----------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                                    +6.56          +12.10
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and have lower forecasted growth values.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2006 TO
                                                              JANUARY 1, 2006   JUNE 30, 2006     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,051.50           $4.30
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,052.20           $4.30
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,052.20           $4.30
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.71           $4.23
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.71           $4.23
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,020.71           $4.23
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.84% for Class I, .84% for Class II and .84% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .99% and 1.09%, the actual expenses paid would have been approximately $5.07 and $5.58, and the hypothetical expenses paid would have been approximately $4.99 and $5.49 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Financials..................................................        25.4%
Energy......................................................        23.4
Health Care.................................................        13.9
Information Technology......................................        13.3
Industrials.................................................         6.8
Consumer Discretionary......................................         5.0
Materials...................................................         4.6
Consumer Staples............................................         1.5
Telecommunication Services..................................         1.1
Other*......................................................         5.0
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Schedule of Investments as of June 30, 2006
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.3%                     45,000      Honeywell International, Inc. ..............  $  1,813,500
                                              27,000      Lockheed Martin Corp. ......................     1,936,980
                                              51,000      Northrop Grumman Corp. .....................     3,267,060
                                              65,000      Raytheon Co. ...............................     2,897,050
                                                                                                        ------------
                                                                                                           9,914,590
--------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.5%                        112,000      The Goodyear Tire & Rubber Co.(a) ..........     1,243,200
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.2%                               11,000      Pepsi Bottling Group, Inc...................       353,650
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.8%                           36,000      Biogen Idec, Inc.(a)........................     1,667,880
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--7.6%                         22,000      The Bear Stearns Cos., Inc. ................     3,081,760
                                              28,000      Goldman Sachs Group, Inc. ..................     4,212,040
                                              57,000      Lehman Brothers Holdings, Inc. .............     3,713,550
                                              77,000      Morgan Stanley..............................     4,867,170
                                              31,000      State Street Corp. .........................     1,800,790
                                                                                                        ------------
                                                                                                          17,675,310
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.9%                               38,000      Eastman Chemical Co. .......................     2,052,000
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.2%                 7,000      Avaya, Inc.(a)..............................        79,940
                                             135,000      Motorola, Inc. .............................     2,720,250
                                                                                                        ------------
                                                                                                           2,800,190
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--5.0%                181,000      Hewlett-Packard Co. ........................     5,734,080
                                              38,000      International Business Machines Corp. ......     2,919,160
                                              48,000      NCR Corp.(a)................................     1,758,720
                                              67,000      QLogic Corp.(a).............................     1,155,080
                                                                                                        ------------
                                                                                                          11,567,040
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--7.9%          74,000      Bank of America Corp. ......................     3,559,400
                                              45,000      CIT Group, Inc. ............................     2,353,050
                                              96,000      Citigroup, Inc. ............................     4,631,040
                                             186,000      JPMorgan Chase & Co. .......................     7,812,000
                                                                                                        ------------
                                                                                                          18,355,490
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION                357,000      Qwest Communications International
SERVICES--1.3%                                              Inc.(a)(b)................................     2,888,130
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.1%                    30,000      Rockwell Automation, Inc. ..................     2,160,300
                                               7,000      Thomas & Betts Corp.(a).....................       359,100
                                                                                                        ------------
                                                                                                           2,519,400
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                        64,000      Agilent Technologies, Inc.(a)...............     2,019,840
INSTRUMENTS--1.3%
                                             292,000      Solectron Corp.(a)..........................       998,640
                                                                                                        ------------
                                                                                                           3,018,480
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.5%                           84,000      Archer Daniels Midland Co. .................     3,467,520
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%        25,000      Becton Dickinson & Co. .....................     1,528,250
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--7.5%        60,000      Aetna, Inc. ................................     2,395,800
                                              58,000      AmerisourceBergen Corp. ....................     2,431,360
                                              38,000      Cardinal Health, Inc. ......................     2,444,540
                                              53,000      Caremark Rx, Inc. ..........................     2,643,110
                                              46,000      Humana, Inc.(a).............................     2,470,200
                                              47,000      McKesson Corp. .............................     2,222,160
                                              38,000      WellPoint, Inc.(a)..........................     2,765,260
                                                                                                        ------------
                                                                                                          17,372,430
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--2.5%                             42,000      CheckFree Corp.(a)..........................     2,081,520
                                              31,000      Computer Sciences Corp.(a)..................     1,501,640
                                              95,000      Electronic Data Systems Corp. ..............     2,285,700
                                                                                                        ------------
                                                                                                           5,868,860
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
INSURANCE--9.1%                               13,000      AMBAC Financial Group, Inc. ................  $  1,054,300
                                              31,000      Hartford Financial Services Group, Inc. ....     2,622,600
                                              42,000      Lincoln National Corp. .....................     2,370,480
                                              42,000      MetLife, Inc. ..............................     2,150,820
                                              24,000      Nationwide Financial Services, Inc. Class
                                                            A.........................................     1,057,920
                                              52,000      Principal Financial Group, Inc. ............     2,893,800
                                              46,000      Prudential Financial, Inc.(b)...............     3,574,200
                                              71,000      The St. Paul Travelers Cos., Inc. ..........     3,165,180
                                              65,250      W.R. Berkley Corp. .........................     2,226,983
                                                                                                        ------------
                                                                                                          21,116,283
--------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--1.2%          82,000      Applera Corp.--Applied Biosystems Group.....     2,652,700
--------------------------------------------------------------------------------------------------------------------
MACHINERY--1.1%                               44,000      SPX Corp. ..................................     2,461,800
--------------------------------------------------------------------------------------------------------------------
MEDIA--1.7%                                  134,000      Walt Disney Co.(b)..........................     4,020,000
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.8%                         59,000      Nucor Corp. ................................     3,200,750
                                              33,000      Phelps Dodge Corp. .........................     2,711,280
                                              42,000      United States Steel Corp. ..................     2,945,040
                                                                                                        ------------
                                                                                                           8,857,070
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--2.2%                        22,000      Dollar Tree Stores, Inc.(a).................       583,000
                                              40,000      JC Penney Co., Inc. ........................     2,700,400
                                              50,000      Nordstrom, Inc. ............................     1,825,000
                                                                                                        ------------
                                                                                                           5,108,400
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--25.5%            69,000      Anadarko Petroleum Corp. ...................     3,290,610
                                              39,000      Apache Corp. ...............................     2,661,750
                                              44,000      Chevron Corp. ..............................     2,730,640
                                              92,000      ConocoPhillips..............................     6,028,760
                                              60,000      Devon Energy Corp. .........................     3,624,600
                                             274,000      Exxon Mobil Corp. ..........................    16,809,900
                                              57,000      Hess Corp. .................................     3,012,450
                                              54,000      Kerr-McGee Corp. ...........................     3,744,900
                                              45,000      Marathon Oil Corp. .........................     3,748,500
                                              41,000      Occidental Petroleum Corp. .................     4,204,550
                                              37,000      Sunoco, Inc.(b).............................     2,563,730
                                              33,000      Tesoro Corp. ...............................     2,453,880
                                              62,000      Valero Energy Corp. ........................     4,124,240
                                                                                                        ------------
                                                                                                          58,998,510
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%                 29,000      Louisiana-Pacific Corp. ....................       635,100
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--5.1%                        133,000      Merck & Co., Inc. ..........................     4,845,190
                                             294,000      Pfizer, Inc. ...............................     6,900,180
                                                                                                        ------------
                                                                                                          11,745,370
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.0%                             44,000      Norfolk Southern Corp. .....................     2,341,680
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR                76,000      Advanced Micro Devices, Inc.(a).............     1,855,920
EQUIPMENT--1.6%
                                              55,000      LSI Logic Corp.(a)..........................       492,250
                                              97,000      Micron Technology, Inc.(a)..................     1,460,820
                                                                                                        ------------
                                                                                                           3,808,990
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--2.8%                                82,000      BMC Software, Inc.(a).......................     1,959,800
                                              19,000      CA, Inc. ...................................       390,450
                                              40,000      Cadence Design Systems, Inc.(a).............       686,000
                                             249,000      Compuware Corp.(a)..........................     1,668,300
                                              58,000      McAfee, Inc.(a).............................     1,407,660
                                              20,000      Synopsys, Inc.(a)...........................       375,400
                                                                                                        ------------
                                                                                                           6,487,610
--------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%        72,000      Jones Apparel Group, Inc. ..................     2,288,880
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--3.0%              55,000      Countrywide Financial Corp. ................  $  2,094,400
                                              39,000      MGIC Investment Corp.(b)....................     2,535,000
                                              54,000      The PMI Group, Inc. ........................     2,407,320
                                                                                                        ------------
                                                                                                           7,036,720
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS
                                                          (COST--$194,455,128)--103.7%................   239,851,533
--------------------------------------------------------------------------------------------------------------------
                                          BENEFICIAL
                                            INTEREST                 SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         $   274,588      Merrill Lynch Liquidity Series, LLC Cash
                                                            Sweep Series I, 4.78%(c)(d)...............       274,588
                                          12,473,650      Merrill Lynch Liquidity Series, LLC Money
                                                            Market Series, 5.22%(c)(d)(e).............    12,473,650
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM INVESTMENTS
                                                          (COST--$12,748,238)--5.5%...................    12,748,238
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$207,203,366*)--109.2%...............   252,599,771
                                                          LIABILITIES IN EXCESS OF OTHER
                                                          ASSETS--(9.2%)..............................   (21,249,813)
                                                                                                        ------------
                                                          NET ASSETS--100.0%..........................  $231,349,958
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $207,460,393
                                                               ============
Gross unrealized appreciation...............................   $ 49,339,012
Gross unrealized depreciation...............................     (4,199,634)
                                                               ------------
Net unrealized appreciation.................................   $ 45,139,378
                                                               ============

(a)  Non-income producing security.

(b)  Security, or a portion of security, is on loan.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------------------------
                                                                   NET       INTEREST
AFFILIATE                                                       ACTIVITY      INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $   274,588   $12,125
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $12,473,650   $ 3,379
-------------------------------------------------------------------------------------

(d)  Represents the current yield as of 6/30/2006.

(e)  Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $10,149,134) (identified
  cost--$194,455,128).......................................                 $239,851,533
Investments in affiliated securities, at value (identified
  cost--$12,748,238)........................................                   12,748,238
Cash........................................................                          925
Receivables:
  Dividends.................................................  $   190,207
  Capital shares sold.......................................      129,171
  Securities lending........................................          869         320,247
                                                              -----------
Prepaid expenses............................................                        1,491
                                                                             ------------
Total assets................................................                  252,922,434
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   12,473,650
Payables:
  Capital shares redeemed...................................    8,944,746
  Investment adviser........................................      133,857
  Other affiliates..........................................        2,964       9,081,567
                                                              -----------
Accrued expenses............................................                       17,259
                                                                             ------------
Total liabilities...........................................                   21,572,476
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $231,349,958
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,543,250
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            9
Paid-in capital in excess of par............................                  176,919,022
Undistributed investment income--net........................  $   720,818
Undistributed realized capital gains--net...................    6,770,445
Unrealized appreciation--net................................   45,396,405
                                                              -----------
Total accumulated earnings--net.............................                   52,887,668
                                                                             ------------
NET ASSETS..................................................                 $231,349,958
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $231,347,172 and 15,432,502
  shares outstanding........................................                 $      14.99
                                                                             ============
Class II--Based on net assets of $1,393 and 92.89 shares
  outstanding...............................................                 $      15.00
                                                                             ============
Class III--Based on net assets of $1,393 and 92.89 shares
  outstanding...............................................                 $      15.00
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................              $ 1,656,003
Interest from affiliates....................................                   12,125
Securities lending--net.....................................                    3,379
                                                                          -----------
Total income................................................                1,671,507
                                                                          -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $848,881
Accounting services.........................................    35,173
Professional fees...........................................    18,282
Custodian fees..............................................    17,159
Printing and shareholder reports............................    13,696
Directors' fees and expenses................................     7,408
Transfer agent fees--Class I................................     2,739
Pricing services............................................       595
Other.......................................................     6,846
                                                              --------
Total expenses..............................................                  950,779
                                                                          -----------
Investment income--net......................................                  720,728
                                                                          -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net...........................                7,027,577
Change in unrealized appreciation on investments--net.......                3,673,300
                                                                          -----------
Total realized and unrealized gain--net.....................               10,700,877
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $11,421,605
                                                                          ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    720,728      $  1,120,094
Realized gain--net..........................................     7,027,577        12,928,717
Change in unrealized appreciation--net......................     3,673,300        14,360,274
                                                              ------------      ------------
Net increase in net assets resulting from operations........    11,421,605        28,409,085
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --        (1,119,990)
  Class II..................................................            --                (7)
  Class III.................................................            --                (7)
Realized gain--net:
  Class I...................................................      (887,018)      (16,560,631)
  Class II..................................................            (5)             (108)
  Class III.................................................            (5)             (108)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (887,028)      (17,680,851)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................     6,779,919        54,820,505
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    17,314,496        65,548,739
Beginning of period.........................................   214,035,462       148,486,723
                                                              ------------      ------------
End of period*..............................................  $231,349,958      $214,035,462
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    720,818      $         90
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                CLASS I
                                                     -------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE          FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE        MONTHS ENDED     --------------------------------------------
FINANCIAL STATEMENTS.                                JUNE 30, 2006      2005        2004        2003        2002
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............    $  14.31       $  13.36    $  11.90    $   8.92    $  10.26
                                                       --------       --------    --------    --------    --------
Investment income--net***..........................         .05            .09         .12         .06         .08
Realized and unrealized gain (loss)--net...........         .69           2.19        2.31        2.97       (1.37)
                                                       --------       --------    --------    --------    --------
Total from investment operations...................         .74           2.28        2.43        3.03       (1.29)
                                                       --------       --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...........................          --           (.08)       (.11)       (.05)       (.05)
  Realized gain--net...............................        (.06)         (1.25)       (.86)         --          --
                                                       --------       --------    --------    --------    --------
Total dividends and distributions..................        (.06)         (1.33)       (.97)       (.05)       (.05)
                                                       --------       --------    --------    --------    --------
Net asset value, end of period.....................    $  14.99       $  14.31    $  13.36    $  11.90    $   8.92
                                                       ========       ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................       5.15%+        17.39%      20.38%      33.98%     (12.62%)
                                                       ========       ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................        .84%*          .85%        .85%        .85%        .95%
                                                       ========       ========    ========    ========    ========
Investment income--net.............................        .64%*          .64%        .91%        .56%        .81%
                                                       ========       ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........    $231,347       $214,033    $148,484    $106,439    $ 68,775
                                                       ========       ========    ========    ========    ========
Portfolio turnover.................................      29.00%         74.16%     116.06%     127.48%     101.99%
                                                       ========       ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                         ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                    JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $ 14.31            $ 13.36               $  12.70
                                                            -------            -------               --------
Investment income--net***..............................         .05                .09                    .04
Realized and unrealized gain--net......................         .70               2.19                   1.59
                                                            -------            -------               --------
Total from investment operations.......................         .75               2.28                   1.63
                                                            -------            -------               --------
Less dividends and distributions:
  Investment income--net...............................          --               (.08)                  (.11)
  Realized gain--net...................................        (.06)             (1.25)                  (.86)
                                                            -------            -------               --------
Total dividends and distributions......................        (.06)             (1.33)                  (.97)
                                                            -------            -------               --------
Net asset value, end of period.........................     $ 15.00            $ 14.31               $  13.36
                                                            =======            =======               ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................       5.22%@            17.39%                 12.80%@
                                                            =======            =======               ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .84%*              .85%                   .85%*
                                                            =======            =======               ========
Investment income--net.................................        .68%*              .67%                  1.31%*
                                                            =======            =======               ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............     $     1            $     1               $      1
                                                            =======            =======               ========
Portfolio turnover.....................................      29.00%             74.16%                116.06%
                                                            =======            =======               ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                 CLASS III
                                                         ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              FOR THE SIX          FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                    JUNE 30, 2006    DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $ 14.31            $ 13.36               $  12.70
                                                            -------            -------               --------
Investment income--net***..............................         .05                .09                    .04
Realized and unrealized gain--net......................         .70               2.19                   1.59
                                                            -------            -------               --------
Total from investment operations.......................         .75               2.28                   1.63
                                                            -------            -------               --------
Less dividends and distributions:
  Investment income--net...............................          --               (.08)                  (.11)
  Realized gain--net...................................        (.06)             (1.25)                  (.86)
                                                            -------            -------               --------
Total dividends and distributions......................        (.06)             (1.33)                  (.97)
                                                            -------            -------               --------
Net asset value, end of period.........................     $ 15.00            $ 14.31               $  13.36
                                                            =======            =======               ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................       5.22%@            17.39%                 12.80%@
                                                            =======            =======               ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .84%*              .85%                   .85%*
                                                            =======            =======               ========
Investment income--net.................................        .68%*              .67%                  1.31%*
                                                            =======            =======               ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............     $     1            $     1               $      1
                                                            =======            =======               ========
Portfolio turnover.....................................      29.00%             74.16%                116.06%
                                                            =======            =======               ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

 @  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Large Cap Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the

--------------------------------------------------------------------------------

market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rates of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the six months ended June 30, 2006, the distribution fees were not accrued for Class II and III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, ("MLPF&S"), an affiliate of MLIM, or its affiliates. As of June 30, 2006, the Fund lent securities with a value of $3,000,000 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended June 30, 2006, MLIM, LLC received $1,491 in securities lending agent fees.

  For the six months ended June 30, 2006, the Fund reimbursed MLIM $2,416 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $80,871,433 and $65,945,230, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $6,779,919 and $54,820,505 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2006                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    2,689,076    $ 40,059,119
Shares issued to shareholders in
 reinvestment of distributions........       57,711         887,017
                                         ----------    ------------
Total issued..........................    2,746,787      40,946,136
Shares redeemed.......................   (2,272,987)    (34,166,227)
                                         ----------    ------------
Net increase..........................      473,800    $  6,779,909
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   4,378,878    $ 62,240,919
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,249,361      17,680,621
                                       ----------    ------------
Total issued.........................   5,628,239      79,921,540
Shares redeemed......................  (1,779,616)    (25,101,265)
                                       ----------    ------------
Net increase.........................   3,848,623    $ 54,820,275
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 distributions..................................    --*       $5
                                                   ----       --
Net increase....................................    --*       $5
                                                   ====       ==
------------------------------------------------------------------

* Amount is less than 1 share.

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................      8      $115
                                                   ----      ----
Net increase....................................      8      $115
                                                   ====      ====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2006                                      Shares   Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 distributions...................................    --*      $5
                                                    ----      --
Net increase.....................................    --*      $5
                                                    ====      ==
------------------------------------------------------------------

* Amount is less than 1 share.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................      8      $115
                                                   ----      ----
Net increase....................................      8      $115
                                                   ====      ====
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

--------------------------------------------------------------------------------

       MERCURY UTILITIES AND
       -------------------------------------------------------------------------
       TELECOMMUNICATIONS V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund outperformed the broader stock market and the S&P Utility Index for the period, benefiting from favorable stock selection and sector weightings.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Utilities and Telecommunications V.I. Fund's Class I Shares had a total return of +7.39%. For the same period, the Fund's benchmarks, the Standard & Poor's (S&P) 500 Index and the S&P Utility Index, posted respective returns of +2.71% and +4.47%, while the Lipper Utility Funds (Variable Products) category posted an average return of +6.68%. (Funds in this Lipper category invest at least 65% of their equity portfolios in utility shares. The Fund also invests in telecommunication services stocks, in which many funds in the Lipper group have no position.)

  Both our diversification of holdings away from the traditional electric utility companies and good stock selection within this sector contributed to the Fund's performance relative to the benchmark S&P Utility Index during the period. An underweight position and strong security selection in the multi-utilities subsector also enhanced returns. The Fund's holdings in oil, gas and consumable fuels and wireless telecommunications also contributed positively to returns for the period. Finally, performance benefited from an increased weighting in the telecommunications sector, as well as AT&T's bid for BellSouth, one of the portfolio's top-10 holdings.

  The share prices of the more traditional electric utility companies came under some pressure early in 2006 as the yield on the 10-year U.S. Treasury note rose above 5%. Furthermore, the volatility in natural gas prices, along with headlines of rising utility bills, resulted in the potential for increased regulatory oversight. Therefore, some natural gas stocks came under price pressure. Conversely, the telecommunications sector in the United States had third quarter 2005 earnings results that indicated an inflection point. It was at that point that earnings revisions started to turn upward after several years of declining. It is also important to note that the two largest telecommunications companies in the United States are in the process of integrating companies that they acquired and, therefore, the opportunity for better-than-expected operating synergies is a possibility.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  The most significant change during the period was an increase in the portfolio's exposure to the telecommunication services sector. After the three large telecommunications companies--Verizon Communications Inc., AT&T Corp. (formerly SBC Communications) and BellSouth Corp.--announced their third quarter 2005 results, we found more stability in operating measurements such as fixed telephone access lines. Growth in broadband lines, digital subscriber lines
(DSL) and wireless subscribers continued. These factors, coupled with operating costs that appeared to be under control, led us to believe that the recurring downward bias in earnings revisions was nearing an end. In the subsequent months, we added to our holdings in these stocks.

  Also within telecommunicatons, we added exposure to our tower-related holdings. Companies in the tower business benefit from the continued demand for wireless services and quality of service improvements. Our initial focus and largest holding in this space is American Tower Corp., which has the most geographic diversification and also had a stock buyback program. We also established new positions in SBA Communications and Crown Castle International Corp., which provides further diversification for the portfolio and, we believe, additional growth opportunities.

  To fund these purchases, we reduced or eliminated some of our holdings in utilities, foreign telecommunications and energy companies. These stocks were no longer as attractive to us compared to the improving fundamentals of the companies that we added to the portfolio, particularly in the telecommunication services sector.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At June 30, 2006, the portfolio consisted of 104 holdings across 14 countries. Utilities remains the most heavily weighted sector, followed by telecommunication services. In terms of our utility holdings, we have been adding companies that we believe have more growth prospects with little or no dividend yield. We expect these companies should perform better

--------------------------------------------------------------------------------

in a rising interest rate environment, as their growth potential (rather than their yields) is likely to attract investors. Moreover, many of these companies have a greater proportion of non-regulated assets, which should be a positive in an environment of increased price scrutiny by regulators of the hometown integrated utility companies. We also have focused on companies such as TXU Corp. that have mitigated many of the risks of higher natural gas prices but have outlined future growth plans. Finally, several of our utility holdings provide investments in alternative energy sources. Companies such as FPL Group, Inc., Iberdrola SA and Scottish Power Plc are big in the wind-related energy business. Ormat Technologies, Inc. is a geothermal company, while Energy Conversion Devices, Inc. provides us with an investment opportunity in the solar sector.

  At the end of the period, the telecommunication services sector accounted for approximately 29% of the Fund's net assets. Our focus remains on the continued growth prospects for the wireless telecommunications sector. Because there are fewer pure play wireless companies in the marketplace, we have focused on the integrated companies, such as AT&T and Verizon, that have significant exposure to the wireless sector. In addition, our holdings in tower companies also provide growth opportunities in the wireless sector.

  We continue to look for companies within our two primary sectors, utilities and telecommunications, that offer the right balance of investment risk and return. The majority of the stocks in the portfolio continue to have dividend yields. Several of the non-dividend-paying stocks may reinstate the dividends in the future or begin to pay a dividend as cash flow begins to grow faster than capital expenditures.

Kathleen M. Anderson
Vice President and Portfolio Manager

July 11, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +11.92%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         + 6.56
--------------------------------------------------------------------------
Ten Years Ended 6/30/06                                          + 8.93
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +12.04%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +20.91
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +12.04%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/06                              +20.91
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +7.39%         +11.92%         1.99%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 +7.39          +12.04            --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                +7.39          +12.04            --
--------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +2.71          + 8.63            --
--------------------------------------------------------------------------------------------------------
S&P Utilities Index***                                           +4.47          + 5.92            --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2006 TO
                                                              JANUARY 1, 2006   JUNE 30, 2006     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,073.90           $4.29
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,073.90           $4.29
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,073.90           $4.29
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.76           $4.18
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.76           $4.18
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,020.76           $4.18
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.83% for Class I, .83% for Class II and .83% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .98% and 1.08%, the actual expenses paid would have been approximately $5.07 and $5.58, and the hypothetical expenses paid would have been approximately $4.94 and $5.44 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
INDUSTRY REPRESENTATION                                       TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Electric Utilities..........................................        26.6%
Diversified Telecommunication Services......................        19.2
Multi-Utilities.............................................        14.9
Independent Power Producers & Energy Traders................        10.6
Wireless Telecommunication Services.........................         9.8
Oil, Gas & Consumable Fuels.................................         6.2
Gas Utilities...............................................         4.5
Energy Equipment & Services.................................         3.0
Media.......................................................         1.3
Water Utilities.............................................         0.4
Commercial Services & Supplies..............................         0.4
Electrical Equipment........................................         0.3
Construction & Engineering..................................         0.3
Other*......................................................         2.5
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
COUNTRY             INDUSTRY                              HELD                 COMMON STOCKS                  VALUE
----------------------------------------------------------------------------------------------------------------------
AUSTRIA--0.4%       DIVERSIFIED TELECOMMUNICATION        4,800    Telekom Austria AG(a)..................  $   214,416
                    SERVICES--0.4%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN AUSTRIA.........      214,416
----------------------------------------------------------------------------------------------------------------------
BELGIUM--0.2%       WIRELESS TELECOMMUNICATION           1,500    Mobistar SA............................      119,011
                    SERVICES--0.2%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN BELGIUM.........      119,011
----------------------------------------------------------------------------------------------------------------------
BRAZIL--1.9%        DIVERSIFIED TELECOMMUNICATION        4,700    Brasil Telecom Participacoes SA(a).....      153,079
                    SERVICES--0.3%
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--0.9%             8,100    CPFL Energia SA(a).....................      296,055
                                                        11,000    EDP--Energias do Brasil SA.............      137,230
                                                                                                           -----------
                                                                                                               433,285
                    --------------------------------------------------------------------------------------------------
                    INDEPENDENT POWER PRODUCERS &          100    Tractebel Energia SA...................          795
                    ENERGY TRADERS--0.0%
                    --------------------------------------------------------------------------------------------------
                    OIL, GAS & CONSUMABLE                2,000    Petroleo Brasileiro SA(a)..............      178,620
                    FUELS--0.4%
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION           4,900    Tim Participacoes SA(a)................      134,995
                    SERVICES--0.3%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN BRAZIL..........      900,774
----------------------------------------------------------------------------------------------------------------------
CANADA--7.7%        DIVERSIFIED TELECOMMUNICATION       34,800    BCE, Inc. .............................      823,020
                    SERVICES--4.7%
                                                        17,300    TELUS Corp.............................      716,050
                                                        19,075    TELUS Corp. (Non-Voting Shares)........      772,708
                                                                                                           -----------
                                                                                                             2,311,778
                    --------------------------------------------------------------------------------------------------
                    OIL, GAS & CONSUMABLE                6,600    Cameco Corp. ..........................      263,917
                    FUELS--2.1%
                                                         3,800    Husky Energy, Inc. ....................      239,392
                                                         3,500    Suncor Energy, Inc.(a).................      283,535
                                                        12,000    Talisman Energy, Inc. .................      209,760
                                                                                                           -----------
                                                                                                               996,604
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION          11,000    Rogers Communications, Inc. Class B....      444,400
                    SERVICES--0.9%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN CANADA..........    3,752,782
----------------------------------------------------------------------------------------------------------------------
FINLAND--0.4%       DIVERSIFIED TELECOMMUNICATION        9,000    Elisa Corp. ...........................      171,353
                    SERVICES--0.4%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN FINLAND.........      171,353
----------------------------------------------------------------------------------------------------------------------
FRANCE--2.1%        ELECTRIC UTILITIES--0.4%             4,100    Electricite de France..................      215,991
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--1.7%               11,200    Suez SA................................      465,432
                                                         6,400    Veolia Environnement...................      330,692
                                                                                                           -----------
                                                                                                               796,124
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN FRANCE..........    1,012,115
----------------------------------------------------------------------------------------------------------------------
GERMANY--2.1%       ELECTRIC UTILITIES--1.8%             7,500    E.ON AG................................      863,286
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--0.3%                1,700    RWE AG.................................      141,400
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN GERMANY.........    1,004,686
----------------------------------------------------------------------------------------------------------------------
ITALY--0.9%         DIVERSIFIED TELECOMMUNICATION        4,800    FastWeb SpA............................      208,554
                    SERVICES--0.6%
                                                        40,000    Telecom Italia SpA (RNC)...............      103,316
                                                                                                           -----------
                                                                                                               311,870
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--0.3%            14,000    Enel SpA...............................      120,672
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN ITALY...........      432,542
----------------------------------------------------------------------------------------------------------------------
MEXICO--1.0%        WIRELESS TELECOMMUNICATION          14,200    America Movil, SA de CV(a).............      472,292
                    SERVICES--1.0%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN MEXICO..........      472,292
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
COUNTRY             INDUSTRY                              HELD                 COMMON STOCKS                  VALUE
----------------------------------------------------------------------------------------------------------------------
NORWAY--0.6%        DIVERSIFIED TELECOMMUNICATION       22,500    Telenor ASA............................  $   272,093
                    SERVICES--0.6%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN NORWAY..........      272,093
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--0.2%   WIRELESS TELECOMMUNICATION           4,800    SK Telecom Co., Ltd.(a)................      112,416
                    SERVICES--0.2%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN SOUTH KOREA.....      112,416
----------------------------------------------------------------------------------------------------------------------
SPAIN--3.4%         DIVERSIFIED TELECOMMUNICATION       14,788    Telefonica SA..........................      246,193
                    SERVICES--0.5%
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--2.5%            15,400    Endesa SA..............................      535,407
                                                        19,300    Iberdrola SA...........................      664,581
                                                                                                           -----------
                                                                                                             1,199,988
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION          15,500    Telefonica Moviles, SA.................      217,417
                    SERVICES--0.4%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN SPAIN...........    1,663,598
----------------------------------------------------------------------------------------------------------------------
UNITED              DIVERSIFIED TELECOMMUNICATION       39,500    BT Group Plc...........................      174,790
KINGDOM--4.7%       SERVICES--0.4%
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--1.9%            14,200    Scottish & Southern Energy Plc.........      302,295
                                                        56,746    Scottish Power Plc.....................      611,887
                                                                                                           -----------
                                                                                                               914,182
                    --------------------------------------------------------------------------------------------------
                    INDEPENDENT POWER PRODUCERS &       84,600    International Power Plc................      445,164
                    ENERGY TRADERS--0.9%
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--0.5%               23,938    National Grid Plc......................      259,007
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION          23,700    Vodafone Group Plc(a)..................      504,810
                    SERVICES--1.0%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE UNITED
                                                                  KINGDOM................................    2,297,953
----------------------------------------------------------------------------------------------------------------------
UNITED              COMMERCIAL SERVICES &               43,100    Synagro Technologies, Inc. ............      169,383
STATES--70.8%       SUPPLIES--0.3%
                    --------------------------------------------------------------------------------------------------
                    CONSTRUCTION &                       8,000    Infrasource Services, Inc.(b)..........      145,680
                    ENGINEERING--0.3%
                    --------------------------------------------------------------------------------------------------
                    DIVERSIFIED TELECOMMUNICATION       54,300    AT&T, Inc. ............................    1,514,427
                    SERVICES--11.2%
                                                        42,300    BellSouth Corp. .......................    1,531,260
                                                        27,600    Citizens Communications Co. ...........      360,180
                                                        25,500    Qwest Communications International
                                                                    Inc.(b)..............................      206,295
                                                        17,700    Time Warner Telecom, Inc. Class A(b)...      262,845
                                                         7,500    Valor Communications Group, Inc. ......       85,875
                                                        43,900    Verizon Communications, Inc. ..........    1,470,211
                                                                                                           -----------
                                                                                                             5,431,093
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--18.7%            5,800    Allegheny Energy, Inc.(b)..............      215,006
                                                        12,700    American Electric Power Co., Inc.......      434,975
                                                        19,800    DPL, Inc. .............................      530,640
                                                        19,800    Edison International...................      772,200
                                                        13,500    Entergy Corp. .........................      955,125
                                                        27,700    Exelon Corp. ..........................    1,574,191
                                                        20,700    FPL Group, Inc. .......................      856,566
                                                        20,500    FirstEnergy Corp. .....................    1,111,305
                                                         9,200    ITC Holdings Corp. ....................      244,536
                                                        18,800    Mirant Corp.(b)........................      503,840
                                                         9,800    Northeast Utilities....................      202,566
                                                        47,000    PPL Corp. .............................    1,518,100
                                                         6,000    The Southern Co. ......................      192,300
                                                                                                           -----------
                                                                                                             9,111,350
                    --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
COUNTRY             INDUSTRY                              HELD                 COMMON STOCKS                  VALUE
----------------------------------------------------------------------------------------------------------------------
UNITED STATES       ELECTRICAL EQUIPMENT--0.3%           4,300    Energy Conversion Devices, Inc.(b).....  $   156,649
(CONCLUDED)

                    --------------------------------------------------------------------------------------------------
                    ENERGY EQUIPMENT &                   3,800    ENSCO International, Inc. .............      174,876
                    SERVICES--3.0%
                                                         5,100    GlobalSantaFe Corp. ...................      294,525
                                                         4,600    Halliburton Co. .......................      341,366
                                                         4,900    Transocean, Inc.(b)....................      393,568
                                                         5,100    Weatherford International Ltd.(b)......      253,062
                                                                                                           -----------
                                                                                                             1,457,397
                    --------------------------------------------------------------------------------------------------
                    GAS UTILITIES--4.5%                 11,300    AGL Resources, Inc. ...................      430,756
                                                         5,900    Energen Corp...........................      226,619
                                                         5,800    Equitable Resources, Inc. .............      194,300
                                                         8,600    New Jersey Resources Corp. ............      402,308
                                                         7,400    Questar Corp. .........................      595,626
                                                        14,000    UGI Corp. .............................      344,680
                                                                                                           -----------
                                                                                                             2,194,289
                    --------------------------------------------------------------------------------------------------
                    INDEPENDENT POWER PRODUCERS &       11,100    The AES Corp.(b).......................      204,795
                    ENERGY TRADERS--9.0%
                                                        16,800    Constellation Energy Group, Inc. ......      915,936
                                                         8,500    NRG Energy, Inc.(b)....................      409,530
                                                         8,700    Ormat Technologies, Inc. ..............      331,905
                                                        41,800    TXU Corp...............................    2,499,222
                                                                                                           -----------
                                                                                                             4,361,388
                    --------------------------------------------------------------------------------------------------
                    MEDIA--1.3%                          6,700    Cablevision Systems Corp. Class A......      143,715
                                                        14,100    Comcast Corp. Special Class A(b).......      462,198
                                                                                                           -----------
                                                                                                               605,913
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--12.3%               9,100    Ameren Corp. ..........................      459,550
                                                        16,400    CMS Energy Corp.(b)....................      212,216
                                                        17,100    Dominion Resources, Inc. ..............    1,278,909
                                                        50,643    Duke Energy Corp. .....................    1,487,385
                                                         4,800    MDU Resources Group, Inc. .............      175,728
                                                        13,000    NSTAR..................................      371,800
                                                        18,800    PG&E Corp. ............................      738,464
                                                        10,900    Public Service Enterprise Group,
                                                                    Inc. ................................      720,708
                                                         6,600    Sempra Energy..........................      300,168
                                                         6,400    Wisconsin Energy Corp. ................      257,920
                                                                                                           -----------
                                                                                                             6,002,848
                    --------------------------------------------------------------------------------------------------
                    OIL, GAS & CONSUMABLE                1,500    Chevron Corp. .........................       93,090
                    FUELS--3.8%
                                                         3,800    ConocoPhillips.........................      249,014
                                                         5,300    EOG Resources, Inc. ...................      367,502
                                                         5,000    Peabody Energy Corp. ..................      278,750
                                                         4,200    Valero Energy Corp. ...................      279,384
                                                        24,600    Williams Cos., Inc. ...................      574,656
                                                                                                           -----------
                                                                                                             1,842,396
                    --------------------------------------------------------------------------------------------------
                    WATER UTILITIES--0.4%                8,600    Aqua America, Inc. ....................      195,994
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION          18,140    Alltel Corp. ..........................    1,157,876
                    SERVICES--5.7%
                                                        14,900    American Tower Corp. Class A(b)........      463,688
                                                         3,400    Crown Castle International Corp.(b)....      117,436
                                                         2,000    NII Holdings, Inc.(b)..................      112,760
                                                         9,900    SBA Communications Corp. Class A(b)....      258,786
                                                        31,875    Sprint Nextel Corp. ...................      637,181
                                                                                                           -----------
                                                                                                             2,747,727
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE
                                                                  UNITED STATES..........................   34,422,107
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS
                                                                  (COST--$33,843,101)--96.4%.............   46,848,138
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                          FACE
COUNTRY             INDUSTRY                            AMOUNT                TRUST PREFERRED                 VALUE
----------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.7% INDEPENDENT POWER PRODUCERS &   $  357,550    AES Trust III, 6.75% due
                    ENERGY TRADERS--0.7%                            10/15/2029(e)........................  $   332,514
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL TRUST PREFERRED
                                                                  (COST--$217,438)--0.7%.................      332,514
----------------------------------------------------------------------------------------------------------------------
                                                    BENEFICIAL
                                                      INTEREST             SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
UNITED STATES--2.4%                                 $1,192,810    Merrill Lynch Liquidity Series, LLC
                                                                    Cash Sweep Series I, 4.78%(c)(d).....    1,192,810
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL SHORT-TERM SECURITIES
                                                                  (COST--$1,192,810)--2.4%...............    1,192,810
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS
                                                                  (COST--$35,253,349*)--99.5%............   48,373,462
                                                                  OTHER ASSETS LESS LIABILITIES--0.5%....      238,782
                                                                                                           -----------
                                                                  NET ASSETS--100.0%.....................  $48,612,244
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $35,271,040
                                                               ===========
Gross unrealized appreciation...............................   $13,686,671
Gross unrealized depreciation...............................      (584,249)
                                                               -----------
Net unrealized appreciation.................................   $13,102,422
                                                               ===========

(a)  Depositary receipts.

(b)  Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

----------------------------------------------------------------------------------
                                                                 NET      INTEREST
AFFILIATE                                                      ACTIVITY    INCOME
----------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(23,538)   $8,806
----------------------------------------------------------------------------------

(d)  Represents the current yield as of 6/30/2006.

(e)  Convertible security.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Utilities and Telecommunications V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$34,060,539)........................................                 $47,180,652
Investments in affiliated securities, at value (identified
  cost--$1,192,810).........................................                   1,192,810
Cash........................................................                      10,384
Receivables:
  Dividends.................................................  $   136,290
  Interest..................................................        5,371        141,661
                                                              -----------
Prepaid expenses and other assets...........................                     161,472
                                                                             -----------
Total assets................................................                  48,686,979
                                                                             -----------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................       38,065
  Investment adviser........................................       21,981
  Capital shares redeemed...................................        3,008
  Other affiliates..........................................        1,378         64,432
                                                              -----------
Accrued expenses............................................                      10,303
                                                                             -----------
Total liabilities...........................................                      74,735
                                                                             -----------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $48,612,244
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $   452,252
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                          13
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                          13
Paid-in capital in excess of par............................                  35,574,829
Undistributed investment income--net........................  $   506,485
Accumulated realized capital losses--net....................   (1,041,897)
Unrealized appreciation--net................................   13,120,549
                                                              -----------
Total accumulated earnings--net.............................                  12,585,137
                                                                             -----------
NET ASSETS..................................................                 $48,612,244
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $48,609,458 and 4,522,523
  shares outstanding........................................                 $     10.75
                                                                             ===========
Class II--Based on net assets of $1,393 and 129.60 shares
  outstanding...............................................                 $     10.75
                                                                             ===========
Class III--Based on net assets of $1,393 and 129.60 shares
  outstanding...............................................                 $     10.75
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Utilities and Telecommunications V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $30,722 foreign withholding tax)..........                 $   945,180
Interest (including $8,806 from affiliates).................                      21,513
                                                                             -----------
Total income................................................                     966,693
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   151,344
Accounting services.........................................       18,120
Professional fees...........................................       15,476
Custodian fees..............................................        8,863
Transfer agent fees--Class I................................        4,297
Printing and shareholder reports............................        3,622
Directors' fees and expenses................................        1,803
Pricing services............................................        1,483
Other.......................................................        5,126
                                                              -----------
Total expenses..............................................                     210,134
                                                                             -----------
Investment income--net......................................                     756,559
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments--net..........................................    4,035,874
  Foreign currency transactions--net........................          556      4,036,430
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (1,160,085)
  Foreign currency transactions--net........................        1,591     (1,158,494)
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                   2,877,936
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 3,634,495
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Utilities and Telecommunications V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                FOR THE SIX           FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             JUNE 30, 2006     DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   756,559         $ 1,306,415
Realized gain--net..........................................      4,036,430           5,604,889
Change in unrealized appreciation/depreciation--net.........     (1,158,494)            (14,566)
                                                                -----------         -----------
Net increase in net assets resulting from operations........      3,634,495           6,896,738
                                                                -----------         -----------
--------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................       (247,143)         (1,282,619)
  Class II..................................................             (7)                (30)
  Class III.................................................             (7)                (30)
                                                                -----------         -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................       (247,157)         (1,282,679)
                                                                -----------         -----------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (6,218,450)         (4,837,800)
                                                                -----------         -----------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (2,831,112)            776,259
Beginning of period.........................................     51,443,356          50,667,097
                                                                -----------         -----------
End of period*..............................................    $48,612,244         $51,443,356
                                                                ===========         ===========
--------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................    $   506,485         $    (2,917)
                                                                ===========         ===========
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Utilities and Telecommunications V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                               CLASS I
                                                     ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          MONTHS ENDED      ----------------------------------------
FINANCIAL STATEMENTS.                                 JUNE 30, 2006       2005       2004       2003       2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............      $ 10.06         $  9.03    $  7.37    $  6.32    $  8.25
                                                         -------         -------    -------    -------    -------
Investment income--net***..........................          .16             .24        .20        .20        .25
Realized and unrealized gain (loss)--net...........          .58            1.03       1.67       1.05      (1.76)
                                                         -------         -------    -------    -------    -------
Total from investment operations...................          .74            1.27       1.87       1.25      (1.51)
                                                         -------         -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net...........................         (.05)           (.24)      (.21)      (.20)      (.26)
  Realized gain--net...............................           --              --         --         --       (.16)
                                                         -------         -------    -------    -------    -------
Total dividends and distributions..................         (.05)           (.24)      (.21)      (.20)      (.42)
                                                         -------         -------    -------    -------    -------
Net asset value, end of period.....................      $ 10.75         $ 10.06    $  9.03    $  7.37    $  6.32
                                                         =======         =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................        7.39%+         14.14%     25.72%     20.19%    (18.77%)
                                                         =======         =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................         .83%*           .83%       .79%       .73%       .75%
                                                         =======         =======    =======    =======    =======
Investment income--net.............................        3.00%*          2.48%      2.60%      3.02%      3.50%
                                                         =======         =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........      $48,609         $51,441    $50,665    $47,790    $46,039
                                                         =======         =======    =======    =======    =======
Portfolio turnover.................................       18.09%          28.77%     12.06%     20.19%     30.32%
                                                         =======         =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Utilities and Telecommunications V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                CLASS II
                                                     --------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX            FOR THE             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          MONTHS ENDED         YEAR ENDED         SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                 JUNE 30, 2006      DECEMBER 31, 2005     TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............      $ 10.06              $  9.03                $  8.04
                                                         -------              -------                -------
Investment income--net***..........................          .16                  .24                    .05
Realized and unrealized gain--net..................          .58                 1.03                   1.05
                                                         -------              -------                -------
Total from investment operations...................          .74                 1.27                   1.10
                                                         -------              -------                -------
Less dividends from investment income--net.........         (.05)                (.24)                  (.11)
                                                         -------              -------                -------
Net asset value, end of period.....................      $ 10.75              $ 10.06                $  9.03
                                                         =======              =======                =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................        7.39%@              14.14%                 13.69%@
                                                         =======              =======                =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................         .83%*                .83%                   .79%*
                                                         =======              =======                =======
Investment income--net.............................        3.03%*               2.44%                  2.30%*
                                                         =======              =======                =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........      $     1              $     1                $     1
                                                         =======              =======                =======
Portfolio turnover.................................       18.09%               28.77%                 12.06%
                                                         =======              =======                =======
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Utilities and Communications V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                       ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX           FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            MONTHS ENDED        YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   JUNE 30, 2006     DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................      $ 10.06             $  9.03               $  8.04
                                                           -------             -------               -------
Investment income--net***............................          .16                 .24                   .05
Realized and unrealized gain--net....................          .58                1.03                  1.05
                                                           -------             -------               -------
Total from investment operations.....................          .74                1.27                  1.10
                                                           -------             -------               -------
Less dividends from investment income--net...........         (.05)               (.24)                 (.11)
                                                           -------             -------               -------
Net asset value, end of period.......................      $ 10.75             $ 10.06               $  9.03
                                                           =======             =======               =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................        7.39%@             14.14%                13.69%@
                                                           =======             =======               =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................         .83%*               .83%                  .79%*
                                                           =======             =======               =======
Investment income--net...............................        3.03%*              2.44%                 2.30%*
                                                           =======             =======               =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............      $     1             $     1               $     1
                                                           =======             =======               =======
Portfolio turnover...................................       18.09%              28.77%                12.06%
                                                           =======             =======               =======
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Utilities and Telecommunications V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Utilities and Telecommunications V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close

--------------------------------------------------------------------------------

of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the

--------------------------------------------------------------------------------

identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the six months ended June 30, 2006, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM.

  For the six months ended June 30, 2006, MLPF&S earned $5,147 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $568 for certain accounting services for the six months ended June 30, 2006.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is

--------------------------------------------------------------------------------

expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $8,995,317 and $14,056,680, respectively.

4. CAPITAL SHARE TRANSACTIONS:

The net decrease in net assets derived from capital share transactions were $6,218,450 and $4,837,800 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2006                              Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold.............................    67,821     $   711,177
Shares issued to shareholders in
 reinvestment of dividends..............    24,041         247,143
                                          --------     -----------
Total issued............................    91,862         958,320
Shares redeemed.........................  (684,063)     (7,176,784)
                                          --------     -----------
Net decrease............................  (592,201)    $(6,218,464)
                                          ========     ===========
-------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2005                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................     794,813    $  7,694,411
Shares issued to shareholders in
 reinvestment of dividends...........     130,408       1,282,619
                                       ----------    ------------
Total issued.........................     925,221       8,977,030
Shares redeemed......................  (1,419,222)    (13,814,890)
                                       ----------    ------------
Net decrease.........................    (494,001)   $ (4,837,860)
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     --*      $7
                                                   ----       --
Net increase....................................     --*      $7
                                                   ====       ==
------------------------------------------------------------------

* Amount is less than 1 share.

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    3        $30
                                                    --       ---
Net increase....................................    3        $30
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2006                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     --*      $7
                                                   ----       --
Net increase....................................     --*      $7
                                                   ====       ==
------------------------------------------------------------------

* Amount is less than 1 share.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    3        $30
                                                    --       ---
Net increase....................................    3        $30
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. COMMITMENTS:

At June 30, 2006, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase a foreign currency with an approximate value of $38,000.

7. CAPITAL LOSS CARRYFORWARD:

On December 31, 2005, the Fund had a net capital loss carryforward of $5,060,636, of which $5,009,891 expires in 2010 and $50,745 expires in 2011.
This amount will be available to offset like amounts of any future taxable gains.

8. SUBSEQUENT EVENT:

The Fund paid an ordinary income dividend in the amount of $.112970 per Class I Share, $.112970 per Class II Share and $.112970 per Class III Share on July 19, 2006 to shareholders of record on July 13, 2006.

--------------------------------------------------------------------------------

       MERCURY VALUE
       -------------------------------------------------------------------------
       OPPORTUNITIES V.I. FUND
       -------------------------------------------------------------------------

                                                              Semi-Annual Report
                                                                   June 30, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  Although the Fund underperformed its benchmark over the past six months, its 12-month returns remained comfortably ahead of both the benchmark and the Lipper category average.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2006, Mercury Value Opportunities V.I. Fund's Class I, Class II and Class III Shares had total returns of +5.69%, +5.62% and +5.29%, respectively. For the same period, the Russell 2000 Index returned +8.21% and the Lipper Small Cap Value Funds (Variable Products) category posted an average return of +7.41%. (Funds in this Lipper category seek long-term growth of capital by investing in small-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.) For the 12-month period ended June 30, 2006, the Fund outperformed both the Russell 2000 Index and the Lipper category average. The Fund's Class I, Class II and Class III Shares delivered total returns of +17.12%, +16.94% and +16.51%, respectively, compared to +14.58% for the Russell 2000 Index and +13.43% for the Lipper Small Cap Value Funds (Variable Products) category.

  Small capitalization stocks, as measured by the Russell 2000 Index, performed well in the first half of the 2006. The +8.21% total return of the Index was three times the +2.71% total return provided by the S&P 500 Index for the same period. Stronger-than-expected profits drove small cap stocks higher. Many investors, including hedge fund investors, have been bidding up small caps in anticipation of an end to the Federal Reserve Board's interest rate hikes. Historically, small cap stocks have performed well six months before the end of a rate-tightening cycle.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  During the six-month period ended June 30, 2006, stock selection in the information technology (IT) and financial services sectors hindered investment results. Both sectors experienced positive absolute returns for the period, although Fund holdings in these sectors lagged compared to companies in the Russell 2000 Index. Underweighted investments in the strong-performing materials and telecommunications sectors also hampered the Fund's relative results.

  Stocks that detracted from results during the six-month period included Medicis Pharmaceutical Corp., a specialty pharmaceutical company with dermatological and aesthetic-related drugs. Medicis shares declined as a competitor received new drug approval earlier than anticipated. Shares of Andrew Corp., a telecommunications equipment provider, declined as the company received an all-stock acquisition offer from ADC Telecommunications, Inc. that was less than expected. We continue to hold shares of Andrew Corp. given strong business fundamentals and the likelihood that a higher bid will materialize for the company. Shares of RadioShack Corp., a nationwide retailer of consumer electronics, declined on poor fundamentals and a difficult operating environment. We believe RadioShack shares hold considerable upside potential as senior management changes are implemented and operating margins recover with more disciplined execution that emphasizes profitability over growth.

  The Fund benefited from an overweight position in the strong-performing industrials sector, which was one of the best-performing areas of the market in the first half of the year. Transportation stocks in the railroad, trucking and less-than-truckload carriers benefited the portfolio's investment results. The Fund also gained from strong stock selection during the period, as specific holdings in industrials stocks outperformed comparable companies in the benchmark Russell 2000 Index.

  The greatest contributors to performance during the six-month period were Steel Dynamics, Inc., Triumph Group and Denbury Resources, Inc., Steel Dynamics, a producer of steel products, benefited amid consolidation in the industry, strong pricing trends and continued strong demand from China. Triumph Group, a manufacturer of aircraft components, benefited from strong demand on the part of its largest customer, Boeing Co. Denbury Resources Inc., an energy exploration and production company, benefited from higher energy prices.

  Small cap mergers and acquisitions continued at a robust pace, with several Fund holdings participating in the consolidation activity. For example, NCO Group Inc., a provider of accounts receivable management services, was the subject of a management-led buyout. CarrAmerica Realty Group, a real estate investment trust (REIT), was the target of an acquisition led by the private equity firm Blackstone Group. Linens 'n Things, Inc., a retailer of home textiles

--------------------------------------------------------------------------------

and housewares, was acquired by private equity firm Apollo Management.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We made several enhancements to the Fund over the period, eliminating certain investment positions and replacing them with more compelling opportunities.

  In the biotechnology sector, we reduced or eliminated several companies that had attained or even exceeded our internal price targets. One example was Cephalon, Inc., a company that develops and markets products to treat neurological disorders and cancer. As the company neared Food and Drug Administration (FDA) approval for its drug to treat attention deficit hyperactivity disorder, there was a fair amount of investor optimism about the drug's prospects, and this propelled the company's shares higher. As a result of the sharp price appreciation, we sold our position.

  We made similar changes in other areas of the portfolio. In industrials, we increased our position in certain defense electronics providers, while scaling back investments in engineering and construction companies. In IT, we moved to a slightly underweight position after reducing companies that had delivered favorable results in the prior quarter, when technology stocks made a strong showing. Nevertheless, IT remains an attractive sector, in our view, and we continue to search for opportunities in software and telecommunications companies.

  Finally, we rebalanced our positions in the financial services sector. While we are still overweight compared to the benchmark Russell 2000 Index, we have reduced our holdings in regional banks and thrifts in favor of more exposure to real estate investment trusts and capital markets.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  As of June 30, 2006, the Fund was most overweight in the energy sector at 9.14% of net assets versus the benchmark's weighting of 5.84%. Given the Fund's overweight investments in the energy sector and the strong performance of energy stocks, we trimmed several positions on share price appreciation. Still, we believe energy stocks may be poised for further outperformance amid strength in the world economy and tight energy supplies. As a corollary, the Fund has retained underweight positions in the consumer discretionary sector based on our concern that higher energy prices will dampen consumer spending.

  Looking ahead, we believe that small cap stocks are poised for continued outperformance. Merger-and-acquisition activity has remained strong, which tends to support smallcap stock prices. Furthermore, we believe that small caps continue to exhibit robust earnings and valuations still appear reasonable. Consequently, we ended the period nearly fully invested, with a low amount of cash.

R. Elise Baum, CFA
Vice President and Portfolio Manager

July 12, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +17.12%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         + 9.23
--------------------------------------------------------------------------
Ten Years Ended 6/30/06                                          +12.08
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +16.94%
--------------------------------------------------------------------------
Five Years Ended 6/30/06                                         + 9.06
--------------------------------------------------------------------------
Inception (10/23/97) through 6/30/06                             +10.60
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/06                                           +16.51%
--------------------------------------------------------------------------
Inception (11/18/03) through 6/30/06                             +14.43
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2006                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +5.69%         +17.12%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +5.62          +16.94
-----------------------------------------------------------------------------------------
Class III Shares*                                                +5.29          +16.51
-----------------------------------------------------------------------------------------
Russell 2000(R) Index**                                          +8.21          +14.58
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

   Past results shown should not be considered a representation of future performance.

   Russell 2000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2006 TO
                                                              JANUARY 1, 2006   JUNE 30, 2006     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,056.90           $4.26
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,056.20           $5.02
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,052.90           $5.53
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.76           $4.18
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.01           $4.94
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,019.51           $5.44
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.83% for Class I, .98% for Class II and 1.08% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Portfolio Information as of June 30, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Financials..................................................        20.5%
Industrials.................................................        15.0
Information Technology......................................        14.7
Consumer Discretionary......................................        12.0
Health Care.................................................         9.3
Energy......................................................         8.1
Materials...................................................         3.1
Consumer Staples............................................         1.7
Telecommunication Services..................................         0.3
Other*......................................................        15.3
-------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments and exchange-traded funds.

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for the purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2006
--------------------------------------------------------------------------------

                                            SHARES
INDUSTRY                                      HELD                       COMMON STOCKS                       VALUE
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.3%                   23,900      BE Aerospace, Inc.(a)..........................  $    546,354
                                            54,300      Curtiss-Wright Corp. ..........................     1,676,784
                                           215,100      EDO Corp. .....................................     5,235,534
                                           281,500      Triumph Group, Inc.(a).........................    13,512,000
                                                                                                         ------------
                                                                                                           20,970,672
----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.9%                      262,400      American Axle & Manufacturing Holdings,
                                                          Inc.(f)......................................     4,489,664
----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--2.8%                        304,800      Angiotech Pharmaceuticals, Inc.(a).............     3,581,400
                                           107,800      Applera Corp.--Celera Genomics Group(a)........     1,396,010
                                            93,700      Human Genome Sciences, Inc.(a).................     1,002,590
                                            80,968      ImmunoGen, Inc.(a).............................       253,430
                                           398,300      Maxygen, Inc.(a)...............................     2,979,284
                                           207,700      NPS Pharmaceuticals, Inc.(a)...................     1,013,576
                                           253,500      Neurogen Corp.(a)..............................     1,297,920
                                            41,200      Panacos Pharmaceuticals, Inc.(a)...............       227,424
                                           293,000      Vical, Inc.(a).................................     1,626,150
                                                                                                         ------------
                                                                                                           13,377,784
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.9%                       96,600      Knight Capital Group, Inc. Class A(a)..........     1,471,218
                                            27,000      Penson Worldwide, Inc.(a)......................       464,670
                                           220,800      WP Stewart & Co. Ltd. .........................     3,360,576
                                           196,800      Waddell & Reed Financial, Inc. Class A.........     4,046,208
                                                                                                         ------------
                                                                                                            9,342,672
----------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.5%                             96,300      Valspar Corp. .................................     2,543,283
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--6.3%                      19,900      Banner Corp. ..................................       766,946
                                           300,000      The Colonial BancGroup, Inc. ..................     7,704,000
                                            56,200      First Merchants Corp. .........................     1,366,222
                                           269,600      First Midwest Bancorp, Inc. ...................     9,996,768
                                            44,700      Greater Bay Bancorp............................     1,285,125
                                            10,500      MetroCorp Bancshares, Inc. ....................       307,440
                                            56,100      Mid-State Bancshares...........................     1,570,800
                                           219,960      Old National Bancorp...........................     4,392,601
                                            50,450      Sterling Financial Corp. ......................     1,539,229
                                            71,600      Texas Capital Bancshares, Inc.(a)..............     1,668,280
                                                                                                         ------------
                                                                                                           30,597,411
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--3.6%       921,500      Allied Waste Industries, Inc.(a)(f)............    10,468,240
                                            54,200      Ambassadors International, Inc. ...............     1,260,150
                                            26,100      CBIZ, Inc.(a)..................................       193,401
                                           137,700      Casella Waste Systems, Inc.(a).................     1,802,493
                                           175,000      Cornell Cos., Inc.(a)..........................     2,688,000
                                            28,000      Heidrick & Struggles International, Inc.(a)....       947,520
                                                                                                         ------------
                                                                                                           17,359,804
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.6%              42,900      ADC Telecommunications, Inc.(a)................       723,294
                                           948,100      Andrew Corp.(a)(f).............................     8,400,166
                                           115,400      Dycom Industries, Inc.(a)......................     2,456,866
                                           597,800      Extreme Networks Inc.(a).......................     2,486,848
                                           553,800      Harmonic, Inc.(a)..............................     2,481,024
                                           477,100      Westell Technologies, Inc. Class A(a)..........     1,044,849
                                                                                                         ------------
                                                                                                           17,593,047
----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.1%           228,400      Chicago Bridge & Iron Co. NV...................     5,515,860
----------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.4%               631,200      Smurfit-Stone Container Corp.(a)...............     6,905,328
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--1.3%        371,000      Corinthian Colleges, Inc.(a)...................     5,327,560
                                            51,900      Universal Technical Institute, Inc.(a).........     1,142,838
                                                                                                         ------------
                                                                                                            6,470,398
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                            SHARES
INDUSTRY                                      HELD                       COMMON STOCKS                       VALUE
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION              182,900      Vonage Holdings Corp.(a)(f)....................  $  1,571,111
SERVICES--0.3%
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.2%                 250,400      Global Power Equipment Group, Inc.(a)(f).......       796,272
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                     202,200      Anixter International, Inc. ...................     9,596,412
INSTRUMENTS--3.4%
                                           382,800      Ingram Micro, Inc. Class A(a)(f)...............     6,940,164
                                                                                                         ------------
                                                                                                           16,536,576
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--3.9%          399,300      Dresser-Rand Group, Inc.(a)....................     9,375,564
                                           270,200      Key Energy Services, Inc.(a)...................     4,120,550
                                           156,900      Rowan Cos., Inc. ..............................     5,584,071
                                                                                                         ------------
                                                                                                           19,080,185
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.7%                         86,500      The J.M. Smucker Co. ..........................     3,866,550
                                           152,500      Smithfield Foods, Inc.(a)......................     4,396,575
                                                                                                         ------------
                                                                                                            8,263,125
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &                     71,500      Alphatec Holdings, Inc.(a).....................       449,020
SUPPLIES--2.9%
                                            87,500      Cutera, Inc.(a)................................     1,725,500
                                           699,700      OraSure Technologies, Inc.(a)..................     6,661,144
                                            47,600      Syneron Medical Ltd.(a)........................       993,888
                                           198,300      Wright Medical Group, Inc.(a)..................     4,150,419
                                                                                                         ------------
                                                                                                           13,979,971
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                    346,400      Hooper Holmes, Inc. ...........................     1,056,520
SERVICES--0.8%
                                            91,100      LifePoint Hospitals, Inc.(a)...................     2,927,043
                                                                                                         ------------
                                                                                                            3,983,563
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.7%               237,148      Emdeon Corp.(a)................................     2,943,007
                                            19,500      Merge Technologies, Inc.(a)....................       239,460
                                                                                                         ------------
                                                                                                            3,182,467
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.5%         41,511      Ambassadors Group, Inc. .......................     1,198,838
                                            82,900      Bob Evans Farms, Inc.(f).......................     2,487,829
                                            44,000      OSI Restaurant Partners, Inc. .................     1,522,400
                                           187,500      Ryan's Restaurant Group, Inc.(a)...............     2,233,125
                                                                                                         ------------
                                                                                                            7,442,192
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.7%                   165,900      Furniture Brands International, Inc.(f)........     3,457,356
----------------------------------------------------------------------------------------------------------------------
IT SERVICES--3.6%                          404,400      The BISYS Group, Inc.(a).......................     5,540,280
                                           537,300      Convergys Corp.(a).............................    10,477,350
                                            24,900      Hewitt Associates, Inc. Class A(a).............       559,752
                                            33,200      Sabre Holdings Corp. Class A...................       730,400
                                                                                                         ------------
                                                                                                           17,307,782
----------------------------------------------------------------------------------------------------------------------
INSURANCE--4.6%                             59,800      AmerUs Group Co. ..............................     3,501,290
                                            10,100      American National Insurance Co. ...............     1,310,172
                                           506,400      Conseco, Inc.(a)(f)............................    11,697,840
                                           137,200      Presidential Life Corp. .......................     3,372,376
                                           149,800      Scottish Annuity & Life Holdings, Ltd. ........     2,498,664
                                                                                                         ------------
                                                                                                           22,380,342
----------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.5%            411,400      1-800-FLOWERS.COM, Inc. Class A(a).............     2,373,778
----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.4%         486,600      SupportSoft, Inc.(a)...........................     1,917,204
----------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--1.3%       104,700      Affymetrix, Inc.(a)............................     2,680,320
                                            62,900      Charles River Laboratories International,
                                                          Inc.(a)......................................     2,314,720
                                            38,300      Parexel International Corp.(a).................     1,104,955
                                                                                                         ------------
                                                                                                            6,099,995
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                            SHARES
INDUSTRY                                      HELD                       COMMON STOCKS                       VALUE
----------------------------------------------------------------------------------------------------------------------
MACHINERY--3.2%                            109,400      AGCO Corp.(a)..................................  $  2,879,408
                                            93,600      Kaydon Corp.(f)................................     3,492,216
                                           183,100      Timken Co......................................     6,135,681
                                           190,100      Wabash National Corp. .........................     2,919,936
                                                                                                         ------------
                                                                                                           15,427,241
----------------------------------------------------------------------------------------------------------------------
MEDIA--3.5%                                447,300      The Reader's Digest Association, Inc. Class
                                                          A............................................     6,244,308
                                           140,500      Scholastic Corp.(a)............................     3,648,785
                                           293,300      Valassis Communications, Inc.(a)...............     6,918,947
                                                                                                         ------------
                                                                                                           16,812,040
----------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.2%                       87,500      Steel Dynamics, Inc. ..........................     5,752,250
                                             8,600      Wheeling-Pittsburgh Corp.(a)...................       171,054
                                                                                                         ------------
                                                                                                            5,923,304
----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--1.2%                     224,100      Dollar Tree Stores, Inc.(a)(f).................     5,938,650
----------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--5.2%           15,000      Aventine Renewable Energy Holdings, Inc.(a)....       583,500
                                           123,000      Cabot Oil & Gas Corp. Class A..................     6,027,000
                                           327,500      Denbury Resources, Inc.(a).....................    10,371,925
                                           143,400      Plains Exploration & Production Co.(a)(f)......     5,813,436
                                            41,507      Stone Energy Corp.(a)..........................     1,932,151
                                            18,100      VeraSun Energy Corp.(a)(f).....................       474,944
                                                                                                         ------------
                                                                                                           25,202,956
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%               43,000      Neenah Paper, Inc. ............................     1,309,350
----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.2%                     78,300      Prestige Brands Holdings, Inc.(a)..............       780,651
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--2.1%                      423,400      Medicis Pharmaceutical Corp. Class A(f)........    10,161,600
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS              234,100      Brandywine Realty Trust........................     7,530,997
(REITS)--6.3%
                                           340,300      Crescent Real Estate EQT Co. ..................     6,315,968
                                           524,400      Friedman Billings Ramsey Group, Inc. Class
                                                          A(f).........................................     5,752,668
                                           293,100      Lexington Corporate Properties Trust...........     6,330,960
                                            35,500      New Plan Excel Realty Trust....................       876,495
                                            97,200      Rayonier, Inc. ................................     3,684,852
                                                                                                         ------------
                                                                                                           30,491,940
----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--3.6%                          134,300      Kansas City Southern(a)........................     3,720,110
                                            13,200      Old Dominion Freight Line Inc.(a)..............       496,188
                                           270,700      RailAmerica, Inc.(a)...........................     2,831,522
                                           157,500      Swift Transportation Co., Inc.(a)..............     5,002,200
                                           158,250      US Xpress Enterprises, Inc. Class A(a).........     4,275,915
                                            48,300      Vitran Corp., Inc.(a)..........................     1,134,567
                                                                                                         ------------
                                                                                                           17,460,502
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR             102,500      Actel Corp.(a).................................     1,470,875
EQUIPMENT--0.8%
                                           211,600      Genesis Microchip, Inc.(a)(f)..................     2,446,096
                                                                                                         ------------
                                                                                                            3,916,971
----------------------------------------------------------------------------------------------------------------------
SOFTWARE--4.7%                             497,000      Agile Software Corp.(a)........................     3,150,980
                                           291,000      Bottomline Technologies, Inc.(a)...............     2,368,740
                                           111,900      Filenet Corp.(a)...............................     3,013,467
                                           112,200      Hyperion Solutions Corp.(a)....................     3,096,720
                                           358,200      InterVoice, Inc.(a)............................     2,550,384
                                           831,800      Novell, Inc.(a)................................     5,514,834
                                           436,800      TIBCO Software, Inc.(a)........................     3,079,440
                                                                                                         ------------
                                                                                                           22,774,565
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2006 (continued)
--------------------------------------------------------------------------------

                                            SHARES
INDUSTRY                                      HELD                       COMMON STOCKS                       VALUE
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--3.6%                     418,400      Foot Locker, Inc. .............................  $ 10,246,616
                                            27,600      HOT Topic, Inc.(a).............................       317,676
                                            60,700      New York & Co.(a)..............................       593,039
                                           346,000      RadioShack Corp.(f)............................     4,844,000
                                            89,800      Talbots, Inc. .................................     1,656,810
                                                                                                         ------------
                                                                                                           17,658,141
----------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY                  40,900      Kenneth Cole Productions, Inc. Class A.........       913,297
GOODS--0.2%
----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--3.3%            42,600      Anchor Bancorp Wisconsin, Inc. ................     1,285,242
                                            94,300      Dime Community Bancshares, Inc. ...............     1,279,651
                                            50,900      Fidelity Bankshares, Inc. .....................     1,619,638
                                            27,400      FirstFed Financial Corp.(a)....................     1,580,158
                                            96,700      Franklin Bank Corp.(a).........................     1,952,373
                                           171,400      Webster Financial Corp. .......................     8,131,216
                                                                                                         ------------
                                                                                                           15,848,278
----------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                        120,000      United Rentals, Inc.(a)........................     3,837,600
DISTRIBUTORS--0.8%
----------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS
                                                        (COST--$439,614,494)--94.4%....................   457,994,928
----------------------------------------------------------------------------------------------------------------------
                                                                          WARRANTS(C)
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.6%                       57,000      UBS AG (expires 4/30/2007).....................     2,787,870
----------------------------------------------------------------------------------------------------------------------
                                                        TOTAL WARRANTS
                                                        (COST--$2,888,906)--0.6%.......................     2,787,870
----------------------------------------------------------------------------------------------------------------------
                                                                     EXCHANGE-TRADED FUNDS
----------------------------------------------------------------------------------------------------------------------
                                            30,000      Financial Select Sector SPDR Fund(f)...........       968,400
                                            80,500      iShares Dow Jones US Real Estate Index
                                                          Fund(f)......................................     5,739,650
                                           103,800      iShares Russell Microcap Index Fund(f).........     5,590,668
                                            45,500      iShares S&P SmallCap 600 Index Fund(f).........     2,815,995
                                            30,300      iShares S&P SmallCap 600/BARRA Value Index
                                                          Fund(f)......................................     2,104,335
----------------------------------------------------------------------------------------------------------------------
                                                        TOTAL EXCHANGE-TRADED FUNDS
                                                        (COST--$16,458,302)--3.5%......................    17,219,048
----------------------------------------------------------------------------------------------------------------------
                                        BENEFICIAL
                                          INTEREST                   SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                       $ 6,338,250      Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                          Series I, 4.78%(b)(d)........................     6,338,250
                                        59,581,882      Merrill Lynch Liquidity Series, LLC Money
                                                          Market Series, 5.22%(b)(d)(e)................    59,581,882
----------------------------------------------------------------------------------------------------------------------
                                                        TOTAL SHORT-TERM SECURITIES
                                                        (COST--$65,920,132)--13.6%.....................    65,920,132
----------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS
                                                        (COST--$524,881,834*)--112.1%..................   543,921,978
                                                        LIABILITIES IN EXCESS OF OTHER
                                                        ASSETS--(12.1%)................................   (58,898,541)
                                                                                                         ------------
                                                        NET ASSETS--100.0%.............................  $485,023,437
                                                                                                         ============
----------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $527,732,799
                                                              ============
Gross unrealized appreciation...............................  $ 52,701,186
Gross unrealized depreciation...............................   (36,512,007)
                                                              ------------
Net unrealized appreciation.................................  $ 16,189,179
                                                              ============

(a)  Non-income producing security.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2006 (concluded)
--------------------------------------------------------------------------------

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------------------------------
                                                                  NET       INTEREST
AFFILIATE                                                      ACTIVITY      INCOME
------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(4,228,753)  $146,714
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ 7,191,135   $ 92,142
------------------------------------------------------------------------------------

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d)  Represents the current yield as of 6/30/2006.

(e)  Security was purchased with the cash proceeds from securities loans.

(f)   Security, or portion of security, is on loan.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Statement of Assets and Liabilities as of June 30, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $57,052,597) (identified
  cost--$458,961,702).......................................                 $478,001,846
Investments in affiliated securities, at value (identified
  cost--$65,920,132)........................................                   65,920,132
Receivables:
  Securities sold...........................................  $ 4,084,841
  Capital shares sold.......................................      907,999
  Dividends.................................................      296,919
  Securities lending........................................       31,936       5,321,695
                                                              -----------
Prepaid expenses and other assets...........................                       33,417
                                                                             ------------
Total assets................................................                  549,277,090
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   59,581,882
Bank overdraft..............................................                        6,454
Payables:
  Securities purchased......................................    4,068,041
  Investment adviser........................................      275,845
  Capital shares redeemed...................................      226,449
  Other affiliates..........................................        3,618
  Distributor...............................................        3,328       4,577,281
                                                              -----------
Accrued expenses............................................                       88,036
                                                                             ------------
Total liabilities...........................................                   64,253,653
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $485,023,437
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,800,458
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                       61,250
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                      127,410
Paid-in capital in excess of par............................                  409,116,529
Undistributed investment income--net........................  $   282,633
Undistributed realized capital gains--net...................   54,595,013
Unrealized appreciation--net................................   19,040,144
                                                              -----------
Total accumulated earnings--net.............................                   73,917,790
                                                                             ------------
NET ASSETS..................................................                 $485,023,437
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $462,198,308 and 18,004,577
  shares outstanding........................................                 $      25.67
                                                                             ============
Class II--Based on net assets of $15,675,232 and 612,501
  shares outstanding........................................                 $      25.59
                                                                             ============
Class III--Based on net assets of $7,149,897 and 1,274,100
  shares outstanding........................................                 $       5.61
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $2,228 foreign withholding tax)...........                $  2,293,010
Interest from affiliates....................................                     146,714
Securities lending--net.....................................                      92,142
                                                                            ------------
Total income................................................                   2,531,866
                                                                            ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,992,530
Accounting services.........................................      93,110
Custodian fees..............................................      43,290
Printing and shareholder reports............................      32,284
Distribution fees--Class III................................      30,240
Professional fees...........................................      20,101
Directors' fees and expenses................................      14,166
Distribution fees--Class II.................................      12,512
Transfer agent fees--Class I................................       2,165
Pricing services............................................         697
Transfer agent fees--Class III..............................         106
Transfer agent fees--Class II...............................          74
Other.......................................................       7,944
                                                              ----------
Total expenses..............................................                   2,249,219
                                                                            ------------
Investment income--net......................................                     282,647
                                                                            ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net...........................                  57,446,014
Change in unrealized appreciation on investments--net.......                 (25,930,307)
                                                                            ------------
Total realized and unrealized gain--net.....................                  31,515,707
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 31,798,354
                                                                            ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2006   DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    282,647      $  1,471,607
Realized gain--net..........................................    57,446,014        88,023,983
Change in unrealized appreciation--net......................   (25,930,307)      (41,646,706)
                                                              ------------      ------------
Net increase in net assets resulting from operations........    31,798,354        47,848,884
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................        (3,770)       (1,273,580)
  Class II..................................................          (127)          (18,731)
  Class III.................................................        (1,387)         (173,610)
Realized gain--net:
  Class I...................................................   (13,052,853)      (67,149,642)
  Class II..................................................      (440,967)       (2,273,489)
  Class III.................................................    (4,801,180)      (10,570,385)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (18,300,284)      (81,459,437)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (55,245,318)      (51,768,793)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (41,747,248)      (85,379,346)
Beginning of period.........................................   526,770,685       612,150,031
                                                              ------------      ------------
End of period*..............................................  $485,023,437      $526,770,685
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    282,633      $      5,270
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                        ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED    --------------------------------------------
FINANCIAL STATEMENTS.                                   JUNE 30, 2006     2005        2004        2003        2002
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  24.93      $  26.17    $  25.60    $  18.09    $  25.08
                                                          --------      --------    --------    --------    --------
Investment income (loss)--net***......................         .02           .07          --+        .02        (.02)
Realized and unrealized gain (loss)--net..............        1.44          2.58        3.83        7.67       (5.84)
                                                          --------      --------    --------    --------    --------
Total from investment operations......................        1.46          2.65        3.83        7.69       (5.86)
                                                          --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................          --+         (.07)         --        (.02)         --
  Realized gain--net..................................        (.72)        (3.82)      (3.26)       (.16)      (1.13)
                                                          --------      --------    --------    --------    --------
Total dividends and distributions.....................        (.72)        (3.89)      (3.26)       (.18)      (1.13)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period........................    $  25.67      $  24.93    $  26.17    $  25.60    $  18.09
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       5.69%@       10.38%      14.98%      42.91%     (23.76%)
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .83%*         .84%        .83%        .83%        .84%
                                                          ========      ========    ========    ========    ========
Investment income (loss)--net.........................        .12%*         .28%       (.01%)       .08%       (.11%)
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $462,198      $482,681    $583,301    $601,270    $460,279
                                                          ========      ========    ========    ========    ========
Portfolio turnover....................................      41.32%        79.65%      82.36%      64.35%      76.33%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                     CLASS II
                                                             --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  FOR THE SIX        FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                MONTHS ENDED    ----------------------------------------
FINANCIAL STATEMENTS.                                        JUNE 30, 2006    2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $ 24.87      $ 26.11    $ 25.55    $ 18.08    $ 25.05
                                                                -------      -------    -------    -------    -------
Investment income (loss)--net***...........................          --+         .04       (.04)      (.02)      (.06)
Realized and unrealized gain (loss)--net...................        1.44         2.57       3.82       7.65      (5.82)
                                                                -------      -------    -------    -------    -------
Total from investment operations...........................        1.44         2.61       3.78       7.63      (5.88)
                                                                -------      -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net...................................          --+        (.03)        --         --         --
  Realized gain--net.......................................        (.72)       (3.82)     (3.22)      (.16)     (1.09)
                                                                -------      -------    -------    -------    -------
Total dividends and distributions..........................        (.72)       (3.85)     (3.22)      (.16)     (1.09)
                                                                -------      -------    -------    -------    -------
Net asset value, end of period.............................     $ 25.59      $ 24.87    $ 26.11    $ 25.55    $ 18.08
                                                                =======      =======    =======    =======    =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................       5.62%@      10.24%     14.80%     42.62%    (23.86%)
                                                                =======      =======    =======    =======    =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................        .98%*        .99%       .98%       .98%       .99%
                                                                =======      =======    =======    =======    =======
Investment income (loss)--net..............................       (.03%)*       .14%      (.16%)     (.08%)     (.26%)
                                                                =======      =======    =======    =======    =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................     $15,675      $16,489    $18,360    $18,313    $16,172
                                                                =======      =======    =======    =======    =======
Portfolio turnover.........................................      41.32%       79.65%     82.36%     64.35%     76.33%
                                                                =======      =======    =======    =======    =======
---------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                  CLASS III
                                                          ---------------------------------------------------------
                                                                               FOR THE
                                                                              YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE               FOR THE SIX       DECEMBER 31,         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE             MONTHS ENDED    ------------------   NOVEMBER 18, 2003++
FINANCIAL STATEMENTS.                                     JUNE 30, 2006    2005       2004     TO DECEMBER 31, 2003
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................     $  5.97      $  9.00    $ 10.68         $ 10.00
                                                             -------      -------    -------         -------
Investment income (loss)--net***........................          --+         .01         --+            .01
Realized and unrealized gain--net.......................         .36          .84       1.57             .68
                                                             -------      -------    -------         -------
Total from investment operations........................         .36          .85       1.57             .69
                                                             -------      -------    -------         -------
Less dividends and distributions:
  Investment income--net................................          --+        (.06)        --            (.01)
  Realized gain--net....................................        (.72)       (3.82)     (3.25)             --
                                                             -------      -------    -------         -------
Total dividends and distributions.......................        (.72)       (3.88)     (3.25)           (.01)
                                                             -------      -------    -------         -------
Net asset value, end of period..........................     $  5.61      $  5.97    $  9.00         $ 10.68
                                                             =======      =======    =======         =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................       5.29%@      10.11%     14.75%           6.95%@
                                                             =======      =======    =======         =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................       1.08%*       1.09%      1.07%           1.08%*
                                                             =======      =======    =======         =======
Investment income (loss)--net...........................       (.08%)*       .11%      (.18%)           .36%*
                                                             =======      =======    =======         =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................     $ 7,150      $27,600    $10,489         $    61
                                                             =======      =======    =======         =======
Portfolio turnover......................................      41.32%       79.65%     82.36%          64.35%
                                                             =======      =======    =======         =======
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

++  Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Value Opportunities V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close

--------------------------------------------------------------------------------

of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the

--------------------------------------------------------------------------------

event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. As of June 30, 2006, the Fund lent securities with a value of $113,106 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended June 30, 2006, MLIM, LLC received $39,573 in securities lending agent fees.

  For the six months ended June 30, 2006, MLPF&S earned $52,621 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $5,176 for certain accounting services, for the six months ended June 30, 2006.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

  In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $215,705,336 and $278,572,395, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $55,245,318 and $51,768,793 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2006                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      345,735    $  9,135,928
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................      480,553      13,056,623
                                         ----------    ------------
Total issued..........................      826,288      22,192,551
Shares redeemed.......................   (2,183,148)    (57,552,752)
                                         ----------    ------------
Net decrease..........................   (1,356,860)   $(35,360,201)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2005                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................     585,685    $  15,354,126
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   2,742,439       68,423,222
                                      ----------    -------------
Total issued........................   3,328,124       83,777,348
Shares redeemed.....................  (6,259,839)    (159,779,725)
                                      ----------    -------------
Net decrease........................  (2,931,715)   $ (76,002,377)
                                      ==========    =============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                Dollar
June 30, 2006                              Shares       Amount
-----------------------------------------------------------------
Shares sold..............................      189    $     4,876
Shares issued to shareholders in
 reinvestment of dividends and
 distributions...........................   16,277        441,094
                                           -------    -----------
Total issued.............................   16,466        445,970
Shares redeemed..........................  (66,895)    (1,768,100)
                                           -------    -----------
Net decrease.............................  (50,429)   $(1,322,130)
                                           =======    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2005                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................     3,155    $    82,155
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................    92,100      2,292,220
                                          --------    -----------
Total issued............................    95,255      2,374,375
Shares redeemed.........................  (135,390)    (3,513,149)
                                          --------    -----------
Net decrease............................   (40,135)   $(1,138,774)
                                          ========    ===========
-----------------------------------------------------------------

---------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2006                                Shares         Amount
---------------------------------------------------------------------
Shares sold............................     2,403,644    $ 15,766,485
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................       807,154       4,802,567
                                           ----------    ------------
Total issued...........................     3,210,798      20,569,052
Shares redeemed........................    (6,561,113)    (39,132,039)
                                           ----------    ------------
Net decrease...........................    (3,350,315)   $(18,562,987)
                                           ==========    ============
---------------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2005                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,803,964    $15,582,125
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................  1,764,019     10,743,995
                                         ---------    -----------
Total issued...........................  3,567,983     26,326,120
Shares redeemed........................   (109,522)      (953,762)
                                         ---------    -----------
Net increase...........................  3,458,461    $25,372,358
                                         =========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Disclosure of Investment Advisory Agreement
--------------------------------------------------------------------------------
ACTIVITIES AND COMPOSITION OF THE BOARD OF DIRECTORS

  All but one member of the Board of Directors is an independent director whose only association with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a director or trustee of certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

INVESTMENT ADVISORY AGREEMENT--MATTERS CONSIDERED BY THE BOARD

  The Company has entered into sixteen separate investment advisory agreements (the "Investment Advisory Agreements") relating to the Funds with the Investment Adviser. Every year, the Board considers approval of each Fund's Investment Advisory Agreement. The Board also annually reviews and considers approval of the sub-advisory agreements, as applicable, on behalf of certain Funds between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Funds by the personnel of the Investment Adviser, the sub-adviser, with respect to certain Funds, and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to each Fund by certain unaffiliated service providers.

  At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered with respect to each Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

  The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

ANNUAL CONSIDERATION OF APPROVAL BY THE BOARD OF DIRECTORS

  In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreements and the sub-advisory agreements, the Board requests and receives materials specifically relating to each Fund's Investment Advisory Agreement and/or the sub-advisory agreement, where applicable. These materials are prepared with respect to each Fund and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper;
(b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreements and other relationships with each Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as retail insurance funds, retail offshore funds and retail funds under similar

--------------------------------------------------------------------------------

investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together, where applicable. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including, where applicable, the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with each Fund.

CERTAIN SPECIFIC RENEWAL DATA

  In connection with the most recent renewal of each of the Investment Advisory Agreements and the sub-advisory agreement, as applicable, in June 2006, the independent directors' and Board's review included the following:

  SERVICES PROVIDED BY THE INVESTMENT ADVISER. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, focusing on the investment advisory services and the resulting performance of each Fund. The Board uses data provided by Lipper and by management in its review of advisory services. The Board compared Fund performance--both including and excluding the effects of each Fund's fees and expenses--to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that performance was competitive, although the Board discussed with the Investment Adviser its concerns regarding recent performance in Mercury American Balanced V.I. Fund, Mercury Basic Value V.I. Fund and Mercury High Current Income V.I. Fund. Considering all these factors, the Board concluded that the nature and quality of the services provided to each Fund supported the continuation of each Fund's Investment Advisory Agreement.

  THE INVESTMENT ADVISER'S PERSONNEL AND INVESTMENT PROCESS. The Board reviewed the Funds' investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's relevant investing groups the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to each Fund's portfolio manager. The Board also considered the experience of the Funds' portfolio managers and the experience and the expertise of the Investment Adviser and its investment staff in analyzing and managing the types of investments used by each Fund. The Board concluded that each Fund benefits from that experience.

  MANAGEMENT FEES AND OTHER EXPENSES. The Board reviews each Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels--the actual rate includes advisory and administrative service fees and the effects of any fee waivers--compared to the other funds in its Lipper category. The Board also compares each Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates, such as retail insurance funds, retail offshore funds and retail funds, including sub-advised funds. The Board noted that the fees charged by the Investment Adviser to retail insurance, retail offshore and retail funds in some cases were higher and in some cases were lower than the fees being charged to the Funds. The Board noted that the fees charged to the sub-advised funds generally were less than those being charged to the Funds but also noted that MLIM provides a number of services to mutual funds that it does not provide to sub-advised funds. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Funds but believed that less extensive services were being provided to such clients.

  Both the contractual and actual management fee rates were lower than the median of rates charged by comparable funds with respect to Mercury American Balanced V.I. Fund, Mercury Basic Value V.I. Fund, Mercury Core Bond V.I. Fund, Mercury Fundamental Growth V.I. Fund, Mercury Global Allocation V.I. Fund, Mercury Global Growth V.I. Fund, Mercury High Current Income V.I. Fund, Mercury International Value V.I. Fund, Mercury Large Cap Core V.I. Fund, Mercury Large Cap Growth V.I. Fund, Mercury Value Opportunities V.I. Fund and Mercury Utilities & Telecommunications V.I. Fund. Both the contractual and actual management fee rates

--------------------------------------------------------------------------------

were slightly higher than the median of rates charged by comparable funds with respect to Mercury Domestic Money Market V.I. Fund and Mercury Index 500 V.I. Fund. The contractual management fee rate was equal to the median of rates charged by comparable funds with respect to Mercury Large Cap Value V.I. Fund, while the actual management fee rate for the Fund was slightly higher than the median of rates charged by comparable funds. The contractual management fee rate was lower than the median of rates charged by comparable funds with respect to Mercury Government Bond V.I. Fund, while the actual management fee rate for the Fund was equal to the median of rates charged by comparable funds. The Board concluded that each Fund's management fees and fee rate and overall expense ratios are reasonable compared to those of other comparable funds.

  PROFITABILITY. The Board considers the cost of the services provided to each Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Funds and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of each Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

  ECONOMIES OF SCALE. The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board concluded that existing management fee rates or structures adequately addressed existing or potential economies of scale for all of the Funds.

CONCLUSION

  After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of each Investment Advisory Agreement and sub-advisory agreement, where applicable, concluding that the advisory fees were reasonable in relation to the services provided and that contract renewals were in the best interests of the shareholders.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Announcement to Shareholders
--------------------------------------------------------------------------------

  On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Funds' Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Funds' shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Funds upon the closing of the Transaction.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Disclosure of New Investment Advisory Agreement
--------------------------------------------------------------------------------

NEW BLACKROCK INVESTMENT ADVISORY AGREEMENTS--MATTERS CONSIDERED BY THE BOARD

  In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Directors considered a new investment advisory agreement (each a "New Investment Advisory Agreement") between each Fund (or several Funds) and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If each New Investment Advisory Agreement is approved by the applicable Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

  The Board discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreements at a meeting held on May 9, 2006.

  To assist the Board in its consideration of the New Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreements. The additional information was provided in advance of the June 1, 2006 meeting. In addition, the independent directors consulted with their counsel and the Funds' counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

  At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Funds. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April, May and June 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreements.

  In connection with the Board's review of the New Investment Advisory Agreements, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

   -- that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by BlackRock Advisors, including compliance services;

   -- that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

   -- that the Funds should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

   -- that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

   -- that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

   -- that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

  The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

   -- the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including

--------------------------------------------------------------------------------

        possible economies of scale and access to investment opportunities;

   -- the potential for expanding distribution of Fund shares through improved access to third party distribution;

   -- the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

   --   the compliance policies and procedures of BlackRock Advisors;

   -- the terms and conditions of the New Investment Advisory Agreements, including the fact that for each Fund, the schedule of total advisory fees will not increase by virtue of its New Investment Advisory Agreement, but will remain the same;

   -- that in June 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for each Fund (each a "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

   -- that Merrill Lynch agreed to pay all expenses of the Funds in connection with the Board's consideration of the New Investment Advisory Agreements and related agreements and all costs of shareholder approval of the New Investment Advisory Agreements and as a result the Funds would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreements.

  Certain of these considerations are discussed in more detail below.

  In its review of each New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the applicable Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of each New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Fund were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

  In the period prior to the Board meetings to consider the renewal or initial approval of each Fund's Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Fund's Current Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Fund's Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings, allocation of any Fund brokerage fees, the Fund's portfolio turnover statistics (though they generally did not consider such statistics for Domestic Money Market V.I. or Index 500 V.I. Funds), and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

  In their deliberations, the directors considered information received in connection with their most recent continuation or initial approval of each Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the agreement. The directors did not identify any particular information that was all-important or controlling. The directors evaluated all information available to them on a fund by fund basis, and their determinations were made separately in respect of each Fund. The directors, including a majority of the independent directors, con-

--------------------------------------------------------------------------------

cluded that the terms of each Fund's New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

  NATURE, QUALITY AND EXTENT OF SERVICES PROVIDED. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and each Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared each Fund's performance--both including and excluding the effects of fees and expenses--to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

  In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under each Fund's New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of certain Funds after the closing of the Transaction.

  The directors were given information with respect to the potential benefits to each Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

  The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Funds will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

  Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to each Fund under its New Investment Advisory Agreement were expected to be as good or better than that provided under its Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to each Fund under its New Investment Advisory Agreement.

  COSTS OF SERVICES PROVIDED AND PROFITABILITY. It was noted that, in conjunction with the recent review of each Fund's Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed each Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels--the actual rate includes advisory fees and the effects of any fee waivers--compared to the other funds in its Lipper category. They also compared each Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. For each Fund other than Mercury Utility & Telecommunication V.I. Fund and Mercury American Balanced V.I. Fund, for which there were no comparable BlackRock funds, the Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases,

--------------------------------------------------------------------------------

including fee waivers and expense reimbursements, were generally comparable to those being charged to each such Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to such Funds, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that each Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

  In evaluating the costs of the services to be provided by BlackRock Advisors under each New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each New Investment Advisory Agreement is substantially similar to the corresponding Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for any Fund's advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with each Fund.

  The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with each Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

  FEES AND ECONOMIES OF SCALE. The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that each Fund appropriately participated in these economies of scale.

  In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each Fund's New Investment Advisory Agreement is substantially similar to its corresponding Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for each Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

  FALL-OUT BENEFITS. The directors considered whether the Funds would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Funds. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreements. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of each Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using a Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

  INVESTMENT PERFORMANCE. The directors considered investment performance for each Fund. The directors compared each Fund's performance--both including and excluding the effects of the Fund's fees and expenses--to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed each Fund's performance was satisfactory. For each Fund other than Mercury Utility & Telecommunication V.I. Fund and Mercury American Balanced V.I. Fund, for which there were no comparable BlackRock funds, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance in certain Funds including changes in the portfolio management personnel.

--------------------------------------------------------------------------------

The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.

  CONCLUSION. After the independent directors of the Funds deliberated in executive session, the entire Board, including the independent directors, approved each Fund's New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of Fund shareholders. In approving each New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

CONTINGENT BLACKROCK SUBADVISORY AGREEMENTS--MATTERS CONSIDERED BY THE BOARD

  At the telephonic and in-person meetings held during April, May and June 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreements, the Board, including the independent directors, also discussed and approved contingent subadvisory agreements (the "Contingent Subadvisory Agreements") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). Each Contingent Subadvisory Agreement is intended to ensure that a Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreements, they will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreements, therefore, would be contingent on further Board approval after shareholder approval. Pursuant to each Contingent Subadvisory Agreement, a Fund's BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreements.

  In making its approval at the June in-person meeting, the Board considered the Contingent Subadvisory Agreements in conjunction with the New Investment Advisory Agreements and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreements the necessity of ensuring that the Funds operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rates provided in the Contingent Subadvisory Agreements, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of a Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by a Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by a Fund to the Investment Adviser.

  After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreements, concluding that the advisory fees were reasonable in relation to the services provided and that the Contingent Subadvisory Agreements were in the best interests of shareholders.

---------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------

PRINCIPAL OFFICE OF THE FUNDS                                  OFFICERS AND DIRECTORS

Box 9011                                                       Robert C. Doll, Jr.      Theodore Magnani
Princeton, NJ 08543-9011                                       President and Director   Vice President

CUSTODIAN                                                      James H. Bodurtha        Patrick Maldari
                                                               Director                 Vice President
For all Funds except Mercury Global Allocation V.I. Fund,
Mercury International Value V.I. Fund and Mercury Large Cap    Kenneth A. Froot,        Robert J. Martorelli
Growth V.I. Fund:                                              Director                 Vice President

The Bank of New York                                           Joe Grills               Robert F. Murray
100 Church Street                                              Director                 Vice President
New York, NY 10286
                                                               Herbert I. London        James J. Pagano
For Mercury Global Allocation V.I. Fund, Mercury               Director                 Vice President
International Value V.I. Fund and Mercury Large Cap Growth
V.I. Fund:                                                     Roberta Cooper Ramo      Kevin M. Rendino
                                                               Director                 Vice President
Brown Brothers Harriman & Co.
40 Water Street                                                Robert S. Salomon, Jr.   Jacqueline L. Rogers-
Boston, MA 02109-3661                                          Director                 Ayoub
                                                                                        Vice President
TRANSFER AGENT                                                 Donald C. Burke
                                                               Vice President and       Jeffrey L. Russo
Financial Data Services, Inc.                                  Treasurer                Vice President
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484                                    Kathleen M. Anderson     Kurt Schansinger
800-637-3863                                                   Vice President           Vice President

                                                               R. Elise Baum            Dennis W. Stattman
                                                               Vice President           Vice President

                                                               Thomas E. Burke          Frank Viola
                                                               Vice President           Vice President

                                                               John Burger              Rob Weatherston
                                                               Vice President           Vice President

                                                               Dan Chamby               Jeffrey Hiller
                                                               Vice President           Chief Compliance
                                                                                        Officer
                                                               Debra L. Jelilian
                                                               Vice President           Alice A. Pellegrino
                                                                                        Secretary
                                                               James A. Macmillan
                                                               Vice President

-------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------

  Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

  This report is only for distribution to shareholders of the Funds of FAM Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Mercury Domestic Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

  A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how each Fund voted proxies relating to securities held in each Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                     #16897-6/06

--------------------------------------------------------------------------------

Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments

           Attached for:
           Mercury Index 500 V.I. Fund

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------------------
                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                            VALUE
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.3%                   20,728   Boeing Co.                                           $  1,697,830
                                              9,828   General Dynamics Corp.                                    643,341
                                              3,563   Goodrich Corp.                                            143,553
                                             20,763   Honeywell International, Inc.                             836,749
                                              2,729   L-3 Communications Holdings, Inc.                         205,821
                                              8,633   Lockheed Martin Corp.                                     619,331
                                              8,540   Northrop Grumman Corp.                                    547,072
                                             12,246   Raytheon Co.                                              545,804
                                              5,083   Rockwell Collins, Inc.                                    283,987
                                             26,064   United Technologies Corp.                               1,652,979
                                                                                                           ------------
                                                                                                              7,176,467
-----------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 1.1%                7,455   FedEx Corp.                                               871,191
                                             28,700   United Parcel Service, Inc. Class B                     2,362,871
                                                                                                           ------------
                                                                                                              3,234,062
-----------------------------------------------------------------------------------------------------------------------
AIRLINES - 0.1%                              19,175   Southwest Airlines Co.                                    313,895
-----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS - 0.2%                        2,206   Cooper Tire & Rubber Co. (e)                               24,575
                                              5,134   The Goodyear Tire & Rubber Co. (a)                         56,987
                                              5,246   Johnson Controls, Inc.                                    431,326
                                                                                                           ------------
                                                                                                                512,888
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES - 0.4%                           48,171   Ford Motor Co.                                            333,825
                                             13,483   General Motors Corp. (e)                                  401,659
                                              6,552   Harley-Davidson, Inc.                                     359,639
                                                                                                           ------------
                                                                                                              1,095,123
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES - 2.1%                             19,131   Anheuser-Busch Cos., Inc.                                 872,182
                                              2,518   Brown-Forman Corp. Class B                                179,911
                                             52,996   The Coca-Cola Co.                                       2,279,888
                                              8,937   Coca-Cola Enterprises, Inc.                               182,047
                                              5,800   Constellation Brands, Inc. Class A (a)                    145,000
                                              1,841   Molson Coors Brewing Co. Class B                          124,967
                                              4,604   Pepsi Bottling Group, Inc.                                148,019
                                             42,539   PepsiCo, Inc.                                           2,554,042
                                                                                                           ------------
                                                                                                              6,486,056
-----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.2%                         30,223   Amgen, Inc. (a)                                         1,971,446
                                              8,326   Biogen Idec, Inc. (a)                                     385,744
                                              6,400   Genzyme Corp. (a)                                         390,720
                                             11,300   Gilead Sciences, Inc. (a)                                 668,508
                                              5,758   MedImmune, Inc. (a)                                       156,042
                                                                                                           ------------
                                                                                                              3,572,460
-----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.2%                      4,100   American Standard Cos., Inc.                              177,407
                                             11,751   Masco Corp.                                               348,300
                                                                                                           ------------
                                                                                                                525,707
-----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS - 3.3%                        5,595   Ameriprise Financial, Inc.                                249,929
                                             18,732   The Bank of New York Co., Inc.                            603,170
                                              2,653   The Bear Stearns Cos., Inc.                               371,632
                                             27,965   The Charles Schwab Corp.                                  446,881
                                              9,600   E*Trade Financial Corp. (a)                               219,072
                                              3,100   Federated Investors, Inc. Class B                          97,650
                                              4,122   Franklin Resources, Inc.                                  357,831
                                             11,100   Goldman Sachs Group, Inc.                               1,669,773
                                              6,911   Janus Capital Group, Inc.                                 123,707
                                              3,300   Legg Mason, Inc.                                          328,416
                                             13,300   Lehman Brothers Holdings, Inc.                            866,495
                                              9,711   Mellon Financial Corp.                                    334,350
                                             23,579   Merrill Lynch & Co., Inc. (b)                           1,640,155
                                             27,763   Morgan Stanley                                          1,754,899

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------------------
                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                              4,101   Northern Trust Corp.                                 $    226,785
                                              7,893   State Street Corp.                                        458,504
                                              7,486   T. Rowe Price Group, Inc.                                 283,046
                                                                                                           ------------
                                                                                                             10,032,295
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.4%                              5,589   Air Products & Chemicals, Inc.                            357,249
                                              1,391   Ashland, Inc.                                              92,780
                                             24,036   The Dow Chemical Co.                                      938,125
                                             22,796   E.I. du Pont de Nemours & Co.                             948,314
                                              1,558   Eastman Chemical Co.                                       84,132
                                              5,576   Ecolab, Inc.                                              226,274
                                              3,276   Hercules, Inc. (a)                                         49,992
                                              2,799   International Flavors & Fragrances, Inc.                   98,637
                                              6,567   Monsanto Co.                                              552,876
                                              3,643   PPG Industries, Inc.                                      240,438
                                              8,954   Praxair, Inc.                                             483,516
                                              4,388   Rohm & Haas Co.                                           219,927
                                              2,017   Sigma-Aldrich Corp.                                       146,515
                                                                                                           ------------
                                                                                                              4,438,775
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS - 4.1%                      10,530   AmSouth Bancorp                                           278,518
                                             14,696   BB&T Corp.                                                611,207
                                              3,626   Comerica, Inc.                                            188,516
                                              4,700   Commerce Bancorp, Inc.                                    167,649
                                              3,853   Compass Bancshares, Inc.                                  214,227
                                             13,319   Fifth Third Bancorp                                       492,137
                                              2,400   First Horizon National Corp.                               96,480
                                              7,605   Huntington Bancshares, Inc.                               179,326
                                             11,403   KeyCorp                                                   406,859
                                              2,300   M&T Bank Corp.                                            271,216
                                              6,100   Marshall & Ilsley Corp.                                   279,014
                                             13,125   National City Corp.                                       474,994
                                             12,011   North Fork Bancorp., Inc.                                 362,372
                                              6,964   PNC Financial Services Group, Inc.                        488,664
                                             12,715   Regions Financial Corp.                                   421,121
                                              8,896   SunTrust Banks, Inc.                                      678,409
                                              9,110   Synovus Financial Corp.                                   243,966
                                             46,504   U.S. Bancorp                                            1,436,044
                                             42,445   Wachovia Corp.                                          2,295,426
                                             42,803   Wells Fargo & Co.                                       2,871,225
                                              2,624   Zions Bancorp.                                            204,515
                                                                                                           ------------
                                                                                                             12,661,885
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &                         7,494   Allied Waste Industries, Inc. (a)                          85,132
SUPPLIES - 0.8%                               3,267   Avery Dennison Corp.                                      189,682
                                             24,828   Cendant Corp.                                             404,448
                                              4,136   Cintas Corp.                                              164,447
                                              4,179   Equifax, Inc.                                             143,507
                                              2,771   Monster Worldwide, Inc. (a)                               118,211
                                              6,815   Pitney Bowes, Inc.                                        281,459
                                              6,544   RR Donnelley & Sons Co.                                   209,081
                                              5,086   Robert Half International, Inc.                           213,612
                                             15,210   Waste Management, Inc.                                    545,735
                                                                                                           ------------
                                                                                                              2,355,314
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 2.7%               2,221   ADC Telecommunications, Inc. (a)                           37,446
                                              4,925   Andrew Corp. (a)                                           43,635
                                             12,313   Avaya, Inc. (a)                                           140,614
                                             16,803   Ciena Corp. (a)                                            80,822

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------------------
                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                            157,215   Cisco Systems, Inc. (a)                              $  3,070,409
                                              4,376   Comverse Technology, Inc. (a)                              86,514
                                             39,858   Corning, Inc. (a)                                         964,165
                                             34,877   JDS Uniphase Corp. (a)                                     88,239
                                             14,900   Juniper Networks, Inc. (a)                                238,251
                                            120,142   Lucent Technologies, Inc. (a)                             290,744
                                             64,636   Motorola, Inc.                                          1,302,415
                                             42,668   QUALCOMM, Inc.                                          1,709,707
                                              9,833   Tellabs, Inc. (a)                                         130,877
                                                                                                           ------------
                                                                                                              8,183,838
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.3%               21,790   Apple Computer, Inc. (a)                                1,244,645
                                             58,376   Dell, Inc. (a)                                          1,424,958
                                             59,704   EMC Corp. (a)                                             654,953
                                             10,879   Gateway, Inc. (a)                                          20,670
                                             73,343   Hewlett-Packard Co.                                     2,323,506
                                             40,834   International Business Machines Corp.                   3,136,868
                                              3,307   Lexmark International, Inc. Class A (a)                   184,630
                                              4,040   NCR Corp. (a)                                             148,026
                                              8,965   Network Appliance, Inc. (a)                               316,465
                                              3,086   QLogic Corp. (a)                                           53,203
                                              5,100   SanDisk Corp. (a)                                         259,998
                                             83,212   Sun Microsystems, Inc. (a)                                345,330
                                                                                                           ------------
                                                                                                             10,113,252
-----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.1%             1,974   Fluor Corp.                                               183,444
-----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.1%                 2,950   Vulcan Materials Co.                                      230,100
-----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE - 1.0%                      31,778   American Express Co.                                    1,691,225
                                              8,032   Capital One Financial Corp.                               686,334
                                             10,723   SLM Corp.                                                 567,461
                                                                                                           ------------
                                                                                                              2,945,020
-----------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.2%                 3,336   Ball Corp.                                                123,565
                                              3,156   Bemis Co.                                                  96,637
                                              4,567   Pactiv Corp. (a)                                          113,033
                                              2,360   Sealed Air Corp.                                          122,909
                                              3,408   Temple-Inland, Inc.                                       146,101
                                                                                                           ------------
                                                                                                                602,245
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS - 0.1%                           5,138   Genuine Parts Co.                                         214,049
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES - 0.1%          3,400   Apollo Group, Inc. Class A (a)                            175,678
                                              7,562   H&R Block, Inc.                                           180,429
                                                                                                           ------------
                                                                                                                356,107
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -            117,269   Bank of America Corp.                                   5,640,639
5.3%                                          5,100   CIT Group, Inc.                                           266,679
                                            128,851   Citigroup, Inc.                                         6,215,772
                                             90,368   JPMorgan Chase & Co.                                    3,795,456
                                              6,804   Moody's Corp.                                             370,546
                                                                                                           ------------
                                                                                                             16,289,092
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION                99,969   AT&T, Inc. (e)                                          2,788,135
SERVICES - 2.5%                              45,725   BellSouth Corp.                                         1,655,245
                                              4,102   CenturyTel, Inc.                                          152,389
                                             10,203   Citizens Communications Co.                               133,149
                                              3,784   Embarq Corp. (a)                                          155,106
                                             42,496   Qwest Communications International Inc. (a)               343,793
                                             76,118   Verizon Communications, Inc.                            2,549,192
                                                                                                           ------------
                                                                                                              7,777,009
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.4%                     3,622   Allegheny Energy, Inc. (a)                                134,268
                                              9,218   American Electric Power Co., Inc.                         315,716

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------------------
                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                              8,996   Edison International                                 $    350,844
                                              4,972   Entergy Corp.                                             351,769
                                             17,678   Exelon Corp.                                            1,004,641
                                             10,914   FPL Group, Inc.                                           451,621
                                              7,788   FirstEnergy Corp.                                         422,187
                                             10,958   PPL Corp.                                                 353,943
                                              2,724   Pinnacle West Capital Corp.                               108,715
                                              7,229   Progress Energy, Inc.                                     309,907
                                             18,118   The Southern Co.                                          580,682
                                                                                                           ------------
                                                                                                              4,384,293
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.5%                   5,176   American Power Conversion Corp.                           100,880
                                              2,715   Cooper Industries Ltd. Class A                            252,278
                                             10,075   Emerson Electric Co.                                      844,386
                                              4,983   Rockwell Automation, Inc.                                 358,826
                                                                                                           ------------
                                                                                                              1,556,370
-----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                        9,962   Agilent Technologies, Inc. (a)                            314,401
INSTRUMENTS - 0.3%                            4,715   Jabil Circuit, Inc.                                       120,704
                                              4,863   Molex, Inc.                                               163,251
                                             15,509   Sanmina-SCI Corp. (a)                                      71,341
                                             28,435   Solectron Corp. (a)                                        97,248
                                              7,709   Symbol Technologies, Inc.                                  83,180
                                              2,631   Tektronix, Inc.                                            77,404
                                                                                                           ------------
                                                                                                                927,529
-----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -  1.9%           9,000   BJ Services Co.                                           335,340
                                              8,208   Baker Hughes, Inc.                                        671,825
                                             13,502   Halliburton Co.                                         1,001,983
                                              7,392   Nabors Industries Ltd. (a)                                249,776
                                              4,901   National Oilwell Varco, Inc. (a)                          310,331
                                              2,987   Noble Corp.                                               222,293
                                              2,135   Rowan Cos., Inc.                                           75,985
                                             30,790   Schlumberger Ltd.                                       2,004,737
                                              8,011   Transocean, Inc. (a)                                      643,444
                                              8,300   Weatherford International Ltd. (a)                        411,846
                                                                                                           ------------
                                                                                                              5,927,560
-----------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 2.3%              20,014   CVS Corp.                                                 614,430
                                             11,505   Costco Wholesale Corp.                                    657,281
                                             19,626   The Kroger Co.                                            429,024
                                              5,438   SuperValu Inc.                                            166,947
                                             14,871   SYSCO Corp.                                               454,458
                                             12,447   Safeway, Inc.                                             323,622
                                             64,616   Wal-Mart Stores, Inc.                                   3,112,553
                                             26,644   Walgreen Co.                                            1,194,717
                                              3,600   Whole Foods Market, Inc.                                  232,704
                                                                                                           ------------
                                                                                                              7,185,736
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 1.1%                         17,682   Archer Daniels Midland Co.                                729,913
                                              5,793   Campbell Soup Co.                                         214,978
                                             12,132   ConAgra Foods, Inc.                                       268,239
                                              3,600   Dean Foods Co. (a)                                        133,884
                                              8,408   General Mills, Inc.                                       434,357
                                              7,649   HJ Heinz Co.                                              315,292
                                              4,048   The Hershey Co.                                           222,923
                                              5,789   Kellogg Co.                                               280,361
                                              4,000   McCormick & Co., Inc.                                     134,200
                                             17,717   Sara Lee Corp.                                            283,826

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------------------
                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                              8,000   Tyson Foods, Inc. Class A                            $    118,880
                                              6,370   Wm. Wrigley Jr. Co.                                       288,943
                                                                                                           ------------
                                                                                                              3,425,796
-----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.0%                            329   Nicor, Inc.                                                13,654
                                                 85   Peoples Energy Corp.                                        3,052
                                                                                                           ------------
                                                                                                                 16,706
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -              973   Bausch & Lomb, Inc.                                        47,716
1.5%                                         16,758   Baxter International, Inc.                                616,024
                                              6,588   Becton Dickinson & Co.                                    402,724
                                              5,625   Biomet, Inc.                                              176,006
                                             29,225   Boston Scientific Corp. (a)                               492,149
                                              2,154   CR Bard, Inc.                                             157,802
                                              4,752   Hospira, Inc. (a)                                         204,051
                                             30,962   Medtronic, Inc.                                         1,452,737
                                              8,988   St. Jude Medical, Inc. (a)                                291,391
                                              6,896   Stryker Corp.                                             290,391
                                              6,016   Zimmer Holdings, Inc. (a)                                 341,228
                                                                                                           ------------
                                                                                                              4,472,219
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                      14,072   Aetna, Inc.                                               561,895
SERVICES - 2.6%                               4,770   AmerisourceBergen Corp.                                   199,958
                                             10,637   Cardinal Health, Inc.                                     684,278
                                             11,650   Caremark Rx, Inc.                                         580,985
                                              2,963   Cigna Corp.                                               291,885
                                              3,750   Coventry Health Care, Inc. (a)                            206,025
                                              3,500   Express Scripts, Inc. (a)                                 251,090
                                             10,275   HCA, Inc.                                                 443,366
                                              5,600   Health Management Associates, Inc. Class A                110,376
                                              3,757   Humana, Inc. (a)                                          201,751
                                              2,900   Laboratory Corp. of America Holdings (a)                  180,467
                                              2,749   Manor Care, Inc.                                          128,983
                                              7,407   McKesson Corp.                                            350,203
                                              7,483   Medco Health Solutions, Inc. (a)                          428,626
                                              3,000   Patterson Cos., Inc. (a)                                  104,790
                                              4,800   Quest Diagnostics, Inc.                                   287,616
                                             13,812   Tenet Healthcare Corp. (a)                                 96,408
                                             35,358   UnitedHealth Group, Inc.                                1,583,331
                                             17,204   WellPoint, Inc. (a)                                     1,251,935
                                                                                                           ------------
                                                                                                              7,943,968
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY - 0.1%                 6,114   IMS Health, Inc.                                          164,161
-----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 1.4%         10,573   Carnival Corp.                                            441,317
                                              2,961   Darden Restaurants, Inc.                                  116,663
                                              5,055   Harrah's Entertainment, Inc.                              359,815
                                              7,363   Hilton Hotels Corp.                                       208,226
                                              9,408   International Game Technology                             356,940
                                              7,466   Marriott International, Inc. Class A                      284,604
                                             31,372   McDonald's Corp.                                        1,054,099
                                             18,844   Starbucks Corp. (a)                                       711,549
                                              5,109   Starwood Hotels & Resorts Worldwide, Inc.                 308,277
                                              2,419   Wendy's International, Inc.                               141,004
                                              7,942   Yum! Brands, Inc.                                         399,244
                                                                                                           ------------
                                                                                                              4,381,738
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.6%                     1,785   Black & Decker Corp.                                      150,761
                                              2,972   Centex Corp.                                              149,492
                                              7,500   DR Horton, Inc.                                           178,650
                                              3,399   Fortune Brands, Inc.                                      241,363

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------------------
                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                              2,100   Harman International Industries, Inc.                $    179,277
                                              1,678   KB HOME                                                    76,936
                                              5,555   Leggett & Platt, Inc.                                     138,764
                                              3,150   Lennar Corp. Class A                                      139,765
                                              8,185   Newell Rubbermaid, Inc.                                   211,419
                                              5,984   Pulte Homes, Inc.                                         172,279
                                              1,641   Snap-On, Inc.                                              66,329
                                              2,241   The Stanley Works                                         105,820
                                              2,213   Whirlpool Corp.                                           182,904
                                                                                                           ------------
                                                                                                              1,993,759
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.1%                     3,268   Clorox Co.                                                199,250
                                             12,685   Colgate-Palmolive Co.                                     759,831
                                             11,421   Kimberly-Clark Corp.                                      704,676
                                             85,084   The Procter & Gamble Co.                                4,730,670
                                                                                                           ------------
                                                                                                              6,394,427
-----------------------------------------------------------------------------------------------------------------------
IT SERVICES - 1.0%                            2,800   Affiliated Computer Services, Inc. Class A (a)            144,508
                                             15,355   Automatic Data Processing, Inc.                           696,349
                                              4,408   Computer Sciences Corp. (a)                               213,524
                                              5,034   Convergys Corp. (a)                                        98,163
                                             14,238   Electronic Data Systems Corp.                             342,566
                                             18,808   First Data Corp.                                          847,112
                                              4,055   Fiserv, Inc. (a)                                          183,935
                                              7,960   Paychex, Inc.                                             310,281
                                              4,023   Sabre Holdings Corp. Class A                               88,506
                                              9,969   Unisys Corp. (a)                                           62,605
                                                                                                           ------------
                                                                                                              2,987,549
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &                17,722   The AES Corp. (a)                                         326,971
ENERGY TRADERS - 0.5%                         5,052   Constellation Energy Group, Inc.                          275,435
                                             12,446   Dynegy, Inc. Class A (a)                                   68,080
                                             11,916   TXU Corp.                                                 712,458
                                                                                                           ------------
                                                                                                              1,382,944
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 4.0%              19,446   3M Co.                                                  1,570,653
                                            268,865   General Electric Co.                                    8,861,790
                                              2,980   Textron, Inc.                                             274,696
                                             51,563   Tyco International Ltd.                                 1,417,983
                                                                                                           ------------
                                                                                                             12,125,122
-----------------------------------------------------------------------------------------------------------------------
INSURANCE - 4.6%                              7,700   ACE Ltd.                                                  389,543
                                              3,132   AMBAC Financial Group, Inc.                               254,005
                                              8,875   AON Corp.                                                 309,027
                                             13,542   Aflac, Inc.                                               627,672
                                             16,045   The Allstate Corp.                                        878,143
                                             66,907   American International Group, Inc.                      3,950,858
                                              9,696   Chubb Corp.                                               483,830
                                              5,066   Cincinnati Financial Corp.                                238,153
                                              8,800   Genworth Financial, Inc. Class A                          306,592
                                              7,477   Hartford Financial Services Group, Inc.                   632,554
                                              8,752   Lincoln National Corp.                                    493,963
                                             11,428   Loews Corp.                                               405,123
                                              3,888   MBIA, Inc.                                                227,642
                                             13,160   Marsh & McLennan Cos., Inc.                               353,872
                                             18,753   MetLife, Inc.                                             960,341
                                              7,900   Principal Financial Group, Inc.                           439,635
                                             21,300   The Progressive Corp.                                     547,623
                                             12,500   Prudential Financial, Inc.                                971,250

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------------------
                                          SHARES
INDUSTRY                                   HELD       COMMON STOCKS                                            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                              3,644   Safeco Corp.                                         $    205,339
                                             16,937   The St. Paul Travelers Cos., Inc.                         755,051
                                              3,197   Torchmark Corp.                                           194,122
                                              8,689   UnumProvident Corp.                                       157,532
                                              4,055   XL Capital Ltd. Class A                                   248,572
                                                                                                           ------------
                                                                                                             14,030,442
-----------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.1%              7,500   Amazon.com, Inc. (a)                                      290,100
-----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 1.4%           5,130   Google Inc. Class A (a)                                 2,151,163
                                              8,100   VeriSign, Inc. (a)                                        187,677
                                             32,760   Yahoo! Inc. (a)                                         1,081,080
                                             29,700   eBay, Inc. (a)                                            869,913
                                                                                                           ------------
                                                                                                              4,289,833
-----------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.1%           1,976   Brunswick Corp.                                            65,702
                                              6,511   Eastman Kodak Co.                                         154,832
                                              5,145   Hasbro, Inc.                                               93,176
                                              8,780   Mattel, Inc.                                              144,958
                                                                                                           ------------
                                                                                                                458,668
-----------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES - 0.3%         5,552   Applera Corp. - Applied Biosystems Group                  179,607
                                              3,500   Fisher Scientific International (a)                       255,675
                                              1,631   Millipore Corp. (a)                                       102,737
                                              3,709   PerkinElmer, Inc.                                          77,518
                                              5,036   Thermo Electron Corp. (a)                                 182,505
                                              3,300   Waters Corp. (a)                                          146,520
                                                                                                           ------------
                                                                                                                944,562
-----------------------------------------------------------------------------------------------------------------------
MACHINERY - 1.5%                             16,884   Caterpillar, Inc.                                       1,257,520
                                                995   Cummins, Inc.                                             121,639
                                              5,466   Danaher Corp.                                             351,573
                                              5,788   Deere & Co.                                               483,240
                                              6,034   Dover Corp.                                               298,261
                                              4,278   Eaton Corp.                                               322,561
                                              4,056   ITT Corp.                                                 200,772
                                              9,832   Illinois Tool Works, Inc.                                 467,020
                                              9,258   Ingersoll-Rand Co. Class A                                396,057
                                                  1   Kadant, Inc. (a)                                               23
                                              2,017   Navistar International Corp. (a)                           49,638
                                              4,846   PACCAR, Inc.                                              399,213
                                              3,610   Pall Corp.                                                101,080
                                              3,535   Parker Hannifin Corp.                                     274,316
                                                                                                           ------------
                                                                                                              4,722,913
-----------------------------------------------------------------------------------------------------------------------
MEDIA - 3.3%                                 24,353   CBS Corp. Class B                                         658,749
                                             12,845   Clear Channel Communications, Inc.                        397,553
                                             48,091   Comcast Corp. Class A (a)                               1,574,499
                                              7,511   Comcast Corp. Special Class A (a)                         246,211
                                              1,785   Dow Jones & Co., Inc.                                      62,493
                                              1,500   EW Scripps Co. Class A                                     64,710
                                              5,547   Gannett Co., Inc.                                         310,244
                                              9,492   Interpublic Group of Cos., Inc. (a)                        79,258
                                              9,704   The McGraw-Hill Cos., Inc.                                487,432
                                              1,632   Meredith Corp.                                             80,849
                                              2,577   The New York Times Co. Class A                             63,240
                                             64,100   News Corp. Class A                                      1,229,438
                                              4,317   Omnicom Group                                             384,602
                                            110,948   Time Warner, Inc.                                       1,919,400
                                              7,277   Tribune Co.                                               235,993
                                              6,498   Univision Communications, Inc. Class A (a)                217,683

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------------------
                                          SHARES
INDUSTRY                                   HELD       COMMON STOCKS                                            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             12,953   Viacom, Inc. Class B (a)                             $    464,236
                                             55,082   Walt Disney Co.                                         1,652,460
                                                                                                           ------------
                                                                                                             10,129,050
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING - 0.9%                       21,424   Alcoa, Inc.                                               693,281
                                              2,761   Allegheny Technologies, Inc.                              191,172
                                              4,308   Freeport-McMoRan Copper & Gold, Inc. Class B              238,706
                                             10,903   Newmont Mining Corp.                                      577,096
                                              7,240   Nucor Corp.                                               392,770
                                              4,988   Phelps Dodge Corp.                                        409,814
                                              2,589   United States Steel Corp.                                 181,541
                                                                                                           ------------
                                                                                                              2,684,380
-----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES - 1.4%                        5,297   Ameren Corp.                                              267,498
                                              4,154   CMS Energy Corp. (a)                                       53,753
                                              8,983   Centerpoint Energy, Inc.                                  112,287
                                              5,558   Consolidated Edison, Inc.                                 246,998
                                              5,123   DTE Energy Co.                                            208,711
                                              8,461   Dominion Resources, Inc.                                  632,798
                                             33,231   Duke Energy Corp.                                         975,994
                                              3,717   KeySpan Corp.                                             150,167
                                              8,011   NiSource, Inc.                                            174,960
                                              7,981   PG&E Corp.                                                313,494
                                              6,914   Public Service Enterprise Group, Inc.                     457,154
                                              6,717   Sempra Energy                                             305,489
                                              5,915   TECO Energy, Inc.                                          88,370
                                             11,784   Xcel Energy, Inc.                                         226,017
                                                                                                           ------------
                                                                                                              4,213,690
-----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL - 1.1%                       3,345   Big Lots, Inc. (a)                                         57,133
                                                926   Dillard's, Inc. Class A                                    29,493
                                              9,588   Dollar General Corp.                                      134,040
                                              3,227   Family Dollar Stores, Inc.                                 78,836
                                             13,306   Federated Department Stores                               487,000
                                              6,135   JC Penney Co., Inc.                                       414,174
                                              8,425   Kohl's Corp. (a)                                          498,086
                                              6,168   Nordstrom, Inc.                                           225,132
                                              2,370   Sears Holdings Corp. (a)                                  366,971
                                             22,934   Target Corp.                                            1,120,785
                                                                                                           ------------
                                                                                                              3,411,650
-----------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS - 0.1%                    25,723   Xerox Corp. (a)                                           357,807
-----------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 7.9%           11,336   Anadarko Petroleum Corp.                                  540,614
                                              7,966   Apache Corp.                                              543,679
                                             10,900   Chesapeake Energy Corp.                                   329,725
                                             57,507   Chevron Corp.                                           3,568,884
                                             43,224   ConocoPhillips Co.                                      2,832,469
                                              4,700   Consol Energy, Inc.                                       219,584
                                             11,002   Devon Energy Corp.                                        664,631
                                              5,832   EOG Resources, Inc.                                       404,391
                                             19,712   El Paso Corp.                                             295,680
                                            156,646   Exxon Mobil Corp. (e)                                   9,610,232
                                              5,615   Hess Corp.                                                296,753
                                              5,458   Kerr-McGee Corp.                                          378,512
                                              2,348   Kinder Morgan, Inc.                                       234,542
                                              8,940   Marathon Oil Corp.                                        744,702
                                              3,700   Murphy Oil Corp.                                          206,682
                                             11,579   Occidental Petroleum Corp.                              1,187,426
                                              3,256   Sunoco, Inc.                                              225,608

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------------------
                                          SHARES
INDUSTRY                                   HELD       COMMON STOCKS                                            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             15,400   Valero Energy Corp.                                  $  1,024,408
                                             15,307   Williams Cos., Inc.                                       357,572
                                              8,833   XTO Energy, Inc.                                          391,037
                                                                                                           ------------
                                                                                                             24,057,131
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.3%               13,024   International Paper Co.                                   420,675
                                              3,687   Louisiana-Pacific Corp.                                    80,745
                                              5,942   MeadWestvaco Corp.                                        165,960
                                              5,729   Weyerhaeuser Co.                                          356,630
                                                                                                           ------------
                                                                                                              1,024,010
-----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.2%                      2,581   Alberto-Culver Co. Class B                                125,746
                                             10,994   Avon Products, Inc.                                       340,814
                                              3,800   The Estee Lauder Cos., Inc. Class A                       146,946
                                                                                                           ------------
                                                                                                                613,506
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.2%                       39,720   Abbott Laboratories                                     1,732,189
                                              3,927   Allergan, Inc.                                            421,210
                                              2,700   Barr Pharmaceuticals, Inc. (a)                            128,763
                                             48,763   Bristol-Myers Squibb Co.                                1,261,011
                                             29,048   Eli Lilly & Co.                                         1,605,483
                                              9,118   Forest Laboratories, Inc. (a)                             352,775
                                             76,653   Johnson & Johnson (e)                                   4,593,048
                                              7,116   King Pharmaceuticals, Inc. (a)                            120,972
                                             56,079   Merck & Co., Inc.                                       2,042,958
                                              6,530   Mylan Laboratories                                        130,600
                                            188,660   Pfizer, Inc.                                            4,427,850
                                             36,711   Schering-Plough Corp.                                     698,610
                                              2,040   Watson Pharmaceuticals, Inc. (a)                           47,491
                                             34,351   Wyeth                                                   1,525,528
                                                                                                           ------------
                                                                                                             19,088,488
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                 1,600   Apartment Investment & Management Co. Class A              69,520
(REITS) - 0.9%                                5,700   Archstone-Smith Trust                                     289,959
                                              2,300   Boston Properties, Inc.                                   207,920
                                              9,380   Equity Office Properties Trust                            342,464
                                              8,000   Equity Residential                                        357,840
                                                  2   Host Marriott Corp.                                            44
                                              5,100   Kimco Realty Corp.                                        186,099
                                              5,300   Plum Creek Timber Co., Inc.                               188,150
                                              6,900   ProLogis                                                  359,628
                                              2,600   Public Storage, Inc.                                      197,340
                                              4,400   Simon Property Group, Inc.                                364,936
                                              3,400   Vornado Realty Trust                                      331,670
                                                                                                           ------------
                                                                                                              2,895,570
-----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL - 0.8%                            9,066   Burlington Northern Santa Fe Corp.                        718,480
                                              6,354   CSX Corp.                                                 447,576
                                             10,986   Norfolk Southern Corp.                                    584,675
                                              1,884   Ryder System, Inc.                                        110,082
                                              6,407   Union Pacific Corp.                                       595,595
                                                                                                           ------------
                                                                                                              2,456,408
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR               13,072   Advanced Micro Devices, Inc. (a)                          319,218
EQUIPMENT - 2.6%                              8,047   Altera Corp. (a)                                          141,225
                                             10,273   Analog Devices, Inc.                                      330,174
                                             39,862   Applied Materials, Inc.                                   648,953
                                             10,497   Broadcom Corp. Class A (a)                                315,435
                                             11,723   Freescale Semiconductor, Inc. Class B (a)                 344,656
                                            152,388   Intel Corp.                                             2,887,753
                                              4,600   Kla-Tencor Corp.                                          191,222

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------------------
                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             11,296   LSI Logic Corp. (a)                                  $    101,099
                                              6,964   Linear Technology Corp.                                   233,224
                                              7,687   Maxim Integrated Products, Inc.                           246,830
                                             17,026   Micron Technology, Inc. (a)                               256,412
                                              9,508   National Semiconductor Corp.                              226,766
                                              2,542   Novellus Systems, Inc. (a)                                 62,787
                                              8,000   Nvidia Corp. (a)                                          170,320
                                              2,333   PMC-Sierra, Inc. (a)                                       21,930
                                              5,638   Teradyne, Inc. (a)                                         78,537
                                             42,271   Texas Instruments, Inc.                                 1,280,389
                                              8,013   Xilinx, Inc.                                              181,494
                                                                                                           ------------
                                                                                                              8,038,424
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE - 3.0%                              15,860   Adobe Systems, Inc. (a)                                   481,510
                                              5,452   Autodesk, Inc. (a)                                        187,876
                                              6,601   BMC Software, Inc. (a)                                    157,764
                                             12,546   CA, Inc.                                                  257,820
                                              3,929   Citrix Systems, Inc. (a)                                  157,710
                                             11,418   Compuware Corp. (a)                                        76,501
                                              7,300   Electronic Arts, Inc. (a)                                 314,192
                                              4,093   Intuit, Inc. (a)                                          247,176
                                            227,286   Microsoft Corp.                                         5,295,764
                                              7,782   Novell, Inc. (a)                                           51,595
                                             97,885   Oracle Corp. (a)                                        1,418,354
                                              3,150   Parametric Technology Corp. (a)                            40,036
                                             26,730   Symantec Corp. (a)                                        415,384
                                                                                                           ------------
                                                                                                              9,101,682
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.0%                       5,483   AutoNation, Inc. (a)                                      117,556
                                              1,108   AutoZone, Inc. (a)                                         97,726
                                              6,548   Bed Bath & Beyond, Inc. (a)                               217,197
                                             10,018   Best Buy Co., Inc.                                        549,387
                                              3,265   Circuit City Stores, Inc.                                  88,873
                                             13,603   The Gap, Inc.                                             236,692
                                             53,759   Home Depot, Inc.                                        1,924,035
                                              9,979   Limited Brands                                            255,363
                                             19,711   Lowe's Cos., Inc.                                       1,195,866
                                              8,440   Office Depot, Inc. (a)                                    320,720
                                                979   OfficeMax, Inc.                                            39,894
                                              2,683   RadioShack Corp.                                           37,562
                                              3,566   The Sherwin-Williams Co.                                  169,314
                                             17,592   Staples, Inc.                                             427,837
                                             12,856   TJX Cos., Inc.                                            293,888
                                              3,147   Tiffany & Co.                                             103,914
                                                                                                           ------------
                                                                                                              6,075,824
-----------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -           10,400   Coach, Inc. (a)                                           310,960
0.4%                                          3,600   Jones Apparel Group, Inc.                                 114,444
                                              3,208   Liz Claiborne, Inc.                                       118,888
                                              4,517   Nike, Inc. Class B                                        365,877
                                              2,908   VF Corp.                                                  197,511
                                                                                                           ------------
                                                                                                              1,107,680
-----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 1.6%            15,958   Countrywide Financial Corp.                               607,681
                                             24,834   Fannie Mae                                              1,194,515
                                             17,250   Freddie Mac                                               983,422
                                              6,898   Golden West Financial Corp.                               511,832
                                              1,967   MGIC Investment Corp.                                     127,855

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------------------
                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             11,380   Sovereign Bancorp, Inc.                              $    231,128
                                             24,551   Washington Mutual, Inc.                                 1,119,035
                                                                                                           ------------
                                                                                                              4,775,468
-----------------------------------------------------------------------------------------------------------------------
TOBACCO - 1.4%                               53,289   Altria Group, Inc.                                      3,913,011
                                              1,900   Reynolds American, Inc.                                   219,070
                                              3,599   UST, Inc.                                                 162,639
                                                                                                           ------------
                                                                                                              4,294,720
-----------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                           2,521   WW Grainger, Inc.                                         189,655
DISTRIBUTORS - 0.1%
-----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION                    9,287   Alltel Corp.                                              592,789
SERVICES - 0.7%                              76,491   Sprint Nextel Corp.                                     1,529,055
                                                                                                           ------------
                                                                                                              2,121,844
-----------------------------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS
                                                      (COST - $182,648,063) - 96.8%                         295,942,465
-----------------------------------------------------------------------------------------------------------------------
                                         BENEFICIAL
                                          INTEREST    SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
                                        $18,453,170   Merrill Lynch Liquidity Series, LLC
                                                      Cash Sweep Series I, 4.78% (b)(d)                      18,453,170
                                          9,324,050   Merrill Lynch Liquidity Series, LLC
                                                      Money Market Series, 5.22% (b)(c)(d)                    9,324,050
-----------------------------------------------------------------------------------------------------------------------
                                                      TOTAL SHORT-TERM SECURITIES
                                                      (COST - $27,777,220) - 9.1%                            27,777,220
-----------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS (COST - $210,425,283*) - 105.9%     323,719,685
                                                      LIABILITIES IN EXCESS OF OTHER ASSETS - (5.9%)        (17,929,886)
                                                                                                           ------------
                                                      NET ASSETS - 100.0%                                  $305,789,799
                                                                                                           ============

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost                  $219,357,294
                                ============
Gross unrealized appreciation   $115,823,899
Gross unrealized depreciation    (11,461,508)
                                ------------
Net unrealized appreciation     $104,362,391
                                ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------
                                                   DIVIDEND/
                                          NET       INTEREST
AFFILIATE                              ACTIVITY      INCOME
------------------------------------------------------------
Merrill Lynch & Co., Inc.                 (8,200)   $ 12,890
Merrill Lynch Liquidity Series, LLC
   Cash Sweep Series I                $ (918,664)   $194,550
Merrill Lynch Liquidity Series, LLC
   Money Market Series                $8,963,300    $  4,616
------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d)  Represents the current yield as of 6/30/2006.

(e)  Security, or a portion of security, is on loan.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006

-    Financial futures contracts purchased as of June 30, 2006 were as follows:

----------------------------------------------------------------------------------------
NUMBER OF                                       EXPIRATION        FACE       UNREALIZED
CONTRACTS   ISSUE                                  DATE           VALUE     APPRECIATION
----------------------------------------------------------------------------------------
31          S&P 500 Financial Futures Index   September 2006   $9,679,698     $235,651
----------------------------------------------------------------------------------------

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FAM Variable Series Funds, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    FAM Variable Series Funds, Inc.

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    FAM Variable Series Funds, Inc.

Date: August 23, 2006


By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    FAM Variable Series Funds, Inc.

Date: August 23, 2006